As filed with the U.S. Securities and Exchange Commission on June 10, 2026
Securities Act File No. 333-57793
Investment Company Act of 1940 File No. 811-08839

UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-1A
REGISTRATION STATEMENT
UNDER THE SECURITIES ACT OF 1933	☒
Pre-Effective Amendment No. Post-Effective Amendment No. 338	☒
and/or
REGISTRATION STATEMENT
UNDER THE INVESTMENT COMPANY ACT OF 1940	☒
Amendment No. 340	☒

SPDR SERIES TRUST
(Exact Name of Registrant as Specified in Charter)

One Congress Street
Boston, Massachusetts 02114
(Address of Principal Executive Offices)
(617) 664-3920
(Registrant's Telephone Number)
Andrew J. DeLorme, Esq.
Chief Legal Officer
c/o SSGA Funds Management, Inc.
One Congress Street
Boston, Massachusetts 02114
(Name and Address of Agent for Service)

Copies to:
W. John McGuire, Esq.
Morgan, Lewis & Bockius LLP
1111 Pennsylvania Avenue, NW
Washington, D.C. 20004

It is proposed that this filing will become effective:
☐	immediately upon filing pursuant to Rule 485, paragraph (b)
☐	on pursuant to Rule 485, paragraph (b)
☐	60 days after filing pursuant to Rule 485, paragraph (a)(1)
☐	on _________________ pursuant to Rule 485, paragraph (a)(1)
☒	75 days after filing pursuant to Rule 485, paragraph (a)(2)
☐	On _________________ pursuant to Rule 485, paragraph (a)(2)
If appropriate, check the following box:
☐	This post-effective amendment designates a new effective date for a previously filed post-effective amendment.

SUBJECT TO COMPLETION. THE INFORMATION IN THIS PROSPECTUS IS NOT COMPLETE AND MAY BE CHANGED. WE MAY NOT SELL THESE SECURITIES UNTIL THE REGISTRATION STATEMENT FILED WITH THE SECURITIES AND EXCHANGE COMMISSION IS EFFECTIVE. THIS PROSPECTUS IS NOT AN OFFER TO SELL THESE SECURITIES AND IT IS NOT SOLICITING AN OFFER TO BUY THESE SECURITIES IN ANY STATE WHERE THE OFFER OR SALE IS NOT PERMITTED.
Prospectus
[ ], 2026
SPDR® Series Trust
State Street® SPDR® Nasdaq MyPaycheck ETF

Principal U.S. Listing Exchange: The Nasdaq Stock Market LLC
The U.S. Securities and Exchange Commission has not approved or disapproved these securities or passed upon the accuracy or adequacy of this Prospectus. Any representation to the contrary is a criminal offense. Shares in the Fund are not guaranteed or insured by the Federal Deposit Insurance Corporation or any other agency of the U.S. Government, nor are shares deposits or obligations of any bank. It is possible to lose money by investing in the Fund.

Fund Summary
State Street® SPDR® Nasdaq MyPaycheck ETF
Investment Objective
The State Street SPDR Nasdaq MyPaycheck ETF seeks to provide investment results that, before fees and expenses, correspond generally to the total return performance of an index comprising a diversified portfolio of exchange-traded products with exposure to multiple asset classes which is designed to support a monthly inflation-adjusted target payout strategy.

Fees and Expenses of the Fund
The table below describes the fees and expenses that you may pay if you buy, hold and sell shares of the Fund (“Fund Shares”). You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the table and Example below.
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment):
Management fees	[X.XX]%
Distribution and service (12b-1) fees	None
Other expenses[1]	[X.XX]%
Total annual Fund operating expenses	[X.XX]%
1
“Other expenses” are based on estimated amounts for the current fiscal year.
Example:
This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated, and then sell or hold all of your Fund Shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:
Year 1	Year 3
$[ ]	$[ ]
Portfolio Turnover:
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund Shares are held in a taxable account. These costs, which are not reflected in Annual Fund Operating Expenses or in the Example, affect the Fund's performance. The Fund had not commenced operations as of the date of this Prospectus and, as a result, does not yet have a portfolio turnover rate.
The Fund's Principal Investment Strategy
In seeking to track the performance of the Nasdaq MyPaycheck Total Return Index (the “Index”), the Fund generally employs a replication strategy, which means that the Fund typically invests in substantially all of the securities represented in the Index in approximately the same proportions as the Index. Under certain circumstances, however, the Fund may use a sampling strategy, whereby SSGA Funds Management, Inc. (“SSGA FM” or the “Adviser”) may choose to overweight securities in the Index, purchase or sell securities not in the Index, or utilize various combinations of other available techniques, as determined by the Adviser to be in the best interest of the Fund in pursuing its objective.
Under normal circumstances, the Fund will invest at least 80% of its net assets (plus the amount of borrowings for investment purposes) in the securities comprising the index it seeks to track. The Fund may also invest in cash and cash equivalents or money market instruments (including money market funds advised by the Adviser) for cash management purposes. In seeking to track the Index, the Fund's assets may be concentrated in an industry or group of industries, but only to the extent that the Index concentrates in a particular industry or group of industries.
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The Index is designed to (i) measure the performance of a diversified portfolio of 10 exchange-traded products (the “Underlying ETPs”) that, in the aggregate, provide exposure to domestic and international equity securities, domestic and international fixed income securities, commodities and real estate investment trusts (“REITs”) and (ii) support a targeted, fixed-dollar monthly payout that is inflation-adjusted semi-annually. Each Underlying ETP is listed on a U.S. exchange and managed by the Adviser.
As of [  ], 2026, the Underlying ETPs comprising the Index, as well as their target Index weights and underlying asset class exposures, are as follows:
ETP NAME	TARGET INDEX WEIGHT	ASSET CLASS EXPOSURE
State Street® SPDR® Portfolio S&P 500 ETF	15%	Equity (25%)
State Street® SPDR® MSCI ACWI ex-US ETF	10%
State Street® SPDR® Portfolio Aggregate Bond ETF	10%	Fixed Income (50%)
State Street® SPDR® Portfolio High Yield Bond ETF	15%
State Street® SPDR® Bloomberg Emerging Markets USD Bond ETF	15%
State Street® SPDR® Bloomberg 1-10 Year TIPS ETF	5%
State Street® SPDR® Portfolio Long Term Treasury ETF	5%
SPDR® Gold MiniShares® Trust	10%	Commodities (20%)
State Street® SPDR® Bloomberg Enhanced Roll Yield Commodity Strategy No K-1 ETF	10%
State Street® SPDR® Dow Jones® REIT ETF	5%	REITs (5%)
The Fund will invest directly in shares of each Underlying ETP, except for the SPDR Gold Minishares Trust (“GLDM”). The Fund expects to gain exposure to GLDM by investing in a wholly-owned subsidiary, an exempted limited company organized under the laws of the Cayman Islands (the “Subsidiary”) that invests in shares of GLDM. The Subsidiary is managed by the Adviser. The Fund's investments in the Subsidiary generally provide the Fund with exposure to GLDM within the limits of the federal tax laws, which limit the ability of investment companies like the Fund to invest directly in physical gold-backed ETPs. The Fund will not invest more than 25% of the value of its total assets in the Subsidiary. The Index is rebalanced to the target Index weights monthly on the fifth trading day of each month.
The Index seeks to support a targeted monthly distribution payout that is inflation-adjusted semi-annually (the “Payout”). The initial Payout is equal to the annualized amount of 5% of the Index level on the inception date of the Index on May 7, 2026. Thereafter, the Payout is adjusted for inflation semi-annually every June and December based on changes to the rolling 12-month U.S. inflation rate as measured by the U.S. Consumer Price Index (the “Inflation Adjustment”). In addition to calculating the Index, the Index Provider (defined below) calculates the Nasdaq MyPaycheck Monthly Decrement Index (the “Decrement Index”), which is designed to represent the value of the Index after the deduction of the Payout. During any period in which the level of the Decrement Index falls below 50% of its historical maximum level, the Inflation Adjustment will not be implemented and the Payout will be adjusted so that it does not exceed the income generated by the Underlying ETPs (the “Decrement Limitation”).
The Index is sponsored by Nasdaq, Inc. (the “Index Provider”), which is not affiliated with the Fund or the Adviser. The Index Provider determines the composition of the Index, relative weightings of the securities in the Index and publishes information regarding the market value of the Index.
Distribution Policy. To provide shareholders a predictable, but not assured, level of cash flow, the Fund intends to pay monthly distributions on Fund shares in accordance with the Payout. The Fund's initial monthly per share distribution will be determined based on the product of (i) the Fund's net asset value per share and (ii) the Payout relative to the Index level at the time of calculation. For example, if at the time of calculation the Fund's net asset value per share is $25, and the Payout relative to the Index level is the annualized amount of 5%, the Fund would seek to pay an initial monthly distribution of approximately $0.10 per share (an annualized rate of $1.25 per share). The Fund would then seek to make subsequent monthly distributions fixed to the Fund's initial monthly per share distribution amount. The monthly per share distribution amount will be subject to the semi-annual Inflation Adjustment described above, except
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during periods when the Decrement Limitation is in effect. In addition, during periods when the Decrement Limitation is in effect, the monthly per share distribution amount will be adjusted to include only income and exclude return of capital. Monthly distribution amounts are not guaranteed, will vary over time, and may decline during deflationary periods. The preceding is meant for example purposes only and does not reflect the Fund's current monthly per share distribution amount. For more information about the Index, the Decrement Index, and the current monthly distribution amount, please visit the Fund's website at [ ].
The Fund is not an annuity or any other type of insurance contract. Consequently, distributions provided by the Fund are not guaranteed or otherwise backed by an insurance company or any third party. Shareholders receiving periodic distributions from the Fund may be under the impression that they are receiving net profits. However, all or a portion of a distribution may consist of a return of capital. Shareholders should not assume that the source of a distribution from the Fund is net profit.
Principal Risks of Investing in the Fund
As with all investments, there are certain risks of investing in the Fund. Fund Shares will change in value, and you could lose money by investing in the Fund. The Fund's exposure to the risks discussed below may be through the Fund's direct investments or indirect through the Fund's investments in the Underlying ETPs. References to the “Fund” below should be read to also apply to the Underlying ETPs and the Subsidiary where the context requires. An investment in the Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.
Market Risk: The Fund's investments are subject to changes in general economic conditions, general market fluctuations and the risks inherent in investment in securities markets. Investment markets can be volatile and prices of investments can change substantially due to various factors including, but not limited to, economic growth or recession, changes in interest rates, inflation, changes in the actual or perceived creditworthiness of issuers, and general market liquidity. The Fund is subject to the risk that geopolitical events will disrupt securities markets and adversely affect global economies and markets. Local, regional or global events such as war, military conflicts, acts of terrorism, trade policy changes or disputes, the threat or actual imposition of tariffs, natural disasters, the spread of infectious illness or other public health issues, or other events could have a significant impact on the Fund and its investments.
Debt Securities Risk: The values of debt securities may increase or decrease as a result of the following: market fluctuations, changes in interest rates, actual or perceived inability or unwillingness of issuers, guarantors or liquidity providers to make scheduled principal or interest payments, or illiquidity in debt securities markets. To the extent that interest rates rise, certain underlying obligations may be paid off substantially slower than originally anticipated and the value of those securities may fall sharply. A rising interest rate environment may cause the value of the Fund's fixed income securities to decrease, an adverse impact on the liquidity of the Fund's fixed income securities, and increased volatility of the fixed income markets. During periods when interest rates are at low levels, the Fund's yield can be low, and the Fund may have a negative yield (i.e., it may lose money on an operating basis). To the extent that interest rates fall, certain underlying obligations may be paid off substantially faster than originally anticipated. If the principal on a debt obligation is prepaid before expected, the prepayments of principal may have to be reinvested in obligations paying interest at lower rates. During periods of falling interest rates, the income received by the Fund may decline. Changes in interest rates will likely have a greater effect on the values of debt securities of longer durations. Returns on investments in debt securities could trail the returns on other investment options, including investments in equity securities.
Equity Investing Risk: The market prices of equity securities owned by the Fund may go up or down, sometimes rapidly or unpredictably. The value of a security may decline for a number of reasons that may directly relate to the issuer and also may decline due to general industry or market conditions that are not specifically related to a particular company. In addition, equity markets tend to move in cycles, which may cause stock prices to fall over short or extended periods of time.
Commodities and Commodity-Linked Derivatives Risk: Commodity prices can have significant volatility, and exposure to commodities can cause the NAV of Fund Shares to decline or fluctuate in a rapid and unpredictable manner. A liquid secondary market may not exist for certain commodity investments, which may make it difficult for the Fund to sell them at a desirable price or at the price at which it is carrying them. The value of commodities and commodity-linked derivative instruments typically is based upon the price movements of a physical commodity or an economic variable linked to such price movements. Therefore, the value of commodities and commodity-linked derivative instruments may be affected by, for example, changes in overall market movements, economic conditions, changes in interest rates, or factors affecting a particular commodity or industry, such as production, supply, demand, drought, floods, weather, political, economic and regulatory developments. These factors may
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impair the ability of the Fund to sell its portfolio holdings quickly or for full value. Commodity-linked derivatives are subject to the risk that the counterparty to the transaction may default or otherwise fail to perform.
Gold Risk: The price of gold is affected by many factors, including overall market movements, changes in interest rates, global supply and demand, and changes in general economic conditions. The volume of gold imports and exports, extraction and production costs, and technological advances in gold processing and mining can significantly impact gold prices. Price movements in gold may fluctuate quickly and dramatically, have a historically low correlation with the returns of the stock and bond markets, and may not correlate to price movements in other asset classes. Gold markets have experienced, and may experience in the future, extended periods of flat or declining prices. Fluctuation in gold markets may result in a loss to the Fund. Additionally, the Fund will have exposure to gold bullion through an Underlying ETP. The Underlying ETP relies on service providers for the safekeeping of its gold bullion holdings, and any failure of the service providers to exercise due care in the safekeeping of such holdings may result in a loss to the Underlying ETP and result in a decrease in the value of the Fund's investment.
REIT Risk: REITs are subject to the risks associated with investing in the securities of real property companies. In particular, REITs may be affected by changes in the values of the underlying properties that they own or operate. Further, REITs are dependent upon specialized management skills, and their investments may be concentrated in relatively few properties, or in a small geographic area or a single property type. REITs are also subject to heavy cash flow dependency and, as a result, are particularly reliant on the proper functioning of capital markets. A variety of economic and other factors may adversely affect a lessee's ability to meet its obligations to a REIT. In the event of a default by a lessee, the REIT may experience delays in enforcing its rights as a lessor and may incur substantial costs associated in protecting its investments. In addition, a REIT could fail to qualify for favorable regulatory treatment.
Distribution Risk: Shareholders receiving a distribution from the Fund may be under the impression that they are receiving net profits. However, if the amount of the distribution exceeds the amount of the Fund's income and gains for that period, all or a portion of a distribution may consist of a return of capital. Shareholders should not assume that the source of a distribution from the Fund is net profit. Shareholders should note that return of capital will reduce the tax basis of their shares and potentially increase the taxable gain, if any, upon disposition of their shares. It is possible for the Fund to suffer investment losses and simultaneously experience additional asset reductions as a result of its distribution payments to shareholders. In addition, in order to make distributions in accordance with the Payout, the Fund may have to sell portfolio securities at a time when it would not otherwise do so. During deflationary periods, distributions may decline.
Exchange Traded Products Risk: The Fund is subject to substantially the same risks as those associated with the direct ownership of the securities represented by the Exchange Traded Products (“ETPs”) in which it invests. In addition, the shares of certain ETPs may trade at a premium or discount to their intrinsic value (i.e., the market value may differ from the net asset value (“NAV”) of an ETF's shares) for a number of reasons. For example, supply and demand for shares of an Underlying ETP or market disruptions may cause the market price of the Underlying ETP to deviate from the value of the Underlying ETP's investments, which may be exacerbated in less liquid markets.
Affiliated ETP Risk: The Adviser may receive management or other fees from the ETPs (“Affiliated ETPs”) in which the Fund may invest, as well as a management fee for managing the Fund. It is possible that a conflict of interest among the Fund and the Affiliated ETPs could affect how the Adviser fulfills its fiduciary duties to the Fund and the Affiliated ETPs. Because the amount of the investment management fees to be retained by the Adviser may differ depending upon the Affiliated ETPs in which the Fund invests, there is a conflict of interest for the Adviser in selecting the Affiliated ETPs. In addition, the Adviser may have an incentive to take into account the effect on an Affiliated ETP in which the Fund may invest in determining whether, and under what circumstances, to purchase or sell shares in that Affiliated ETP. Although the Adviser takes steps to address the conflicts of interest, it is possible that the conflicts could impact the Fund.
Fluctuation of Net Asset Value, Share Premiums and Discounts Risk: As with all exchange-traded funds, Fund Shares may be bought and sold in the secondary market at market prices. The trading prices of Fund Shares in the secondary market may differ from the Fund's daily NAV per share and there may be times when the market price of the shares is more than the NAV per share (premium) or less than the NAV per share (discount). This risk is heightened in times of market volatility or periods of steep market declines.
Below Investment-Grade Securities Risk: Lower-quality debt securities (“high yield” or “junk” bonds) are considered predominantly speculative, and can involve a substantially greater risk of default than higher quality debt securities. Issuers of lower-quality debt securities may have substantially greater risk of insolvency or
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bankruptcy than issuers of higher-quality debt securities. They can be illiquid, and their values can have significant volatility and may decline significantly over short periods of time. Lower-quality debt securities tend to be more sensitive to adverse news about the issuer, or the market or economy in general.
Concentration Risk: When the Fund focuses its investments in a particular industry or sector, financial, economic, business, and other developments affecting issuers in that industry, market, or economic sector will have a greater effect on the Fund than if it had not done so.
Emerging Markets Risk: Risks of investing in emerging markets include, among others, greater political and economic instability, greater volatility in currency exchange rates, less developed securities markets, increased potential for market manipulation, possible trade barriers, currency transfer restrictions, a more limited number of potential buyers and issuers, an emerging market country's dependence on revenue from particular commodities or international aid, less governmental supervision and regulation, unavailability of currency hedging techniques, differences in auditing and financial reporting standards, and less developed legal systems. There is also the potential for unfavorable action such as expropriation, nationalization, embargoes, and acts of war. The securities of emerging market companies may trade less frequently and in smaller volumes than more widely held securities. Market disruptions or substantial market corrections may limit very significantly the liquidity of securities of certain companies in a particular country or geographic region, or of all companies in the country or region. The Fund may be unable to liquidate its positions in such securities at any time, or at a favorable price, in order to meet the Fund's obligations. These risks are generally greater for investments in frontier market countries, which typically have smaller economies or less developed capital markets than traditional emerging market countries.
Income Risk: The Fund's income may decline due to falling interest rates or other factors. Issuers of securities held by the Fund may call or redeem the securities during periods of falling interest rates, and the Fund would likely be required to reinvest in securities paying lower interest rates. If an obligation held by the Fund is prepaid, the Fund may have to reinvest the prepayment in other obligations paying income at lower rates. A reduction in the income earned by the Fund may limit the Fund's ability to achieve its objective.
Indexing Strategy/Index Tracking Risk: The Fund is managed with an indexing investment strategy, attempting to track the performance of an unmanaged index of securities, regardless of the current or projected performance of the Index or of the actual securities comprising the Index. This differs from an actively-managed fund, which typically seeks to outperform a benchmark index. As a result, the Fund's performance may be less favorable than that of a portfolio managed using an active investment strategy. The structure and composition of the Index will affect the performance, volatility, and risk of the Index and, consequently, the performance, volatility, and risk of the Fund. Errors in index data, index computations or the construction of the Index in accordance with its methodology may occur from time to time and may not be identified and corrected by the Index Provider for a period of time or at all, which may have an adverse impact on the Fund and its shareholders. To the extent circumstances evolve in between reconstitutions, the Index may include, and the Fund may therefore hold for a period of time, securities of companies that do not align with the Index's objective and/or criteria. When there are changes made to the component securities of the Index and the Fund in turn makes similar changes to its portfolio, any transaction costs and market exposure arising from such portfolio changes will be borne directly by the Fund and its shareholders. The Fund may recognize gains as a result of rebalancing or reconstituting its securities holdings to reflect changes in the securities included in the Index. The Fund also may be required to distribute any such gains to its shareholders to avoid adverse federal income tax consequences. While the Adviser seeks to track the performance of the Index (i.e., achieve a high degree of correlation with the Index), the Fund's return may not match the return of the Index. The Fund incurs a number of operating expenses not applicable to the Index, and may incur costs in buying and selling securities. In addition, the Fund may not be fully invested at times, generally as a result of cash flows into or out of the Fund or reserves of cash held by the Fund to meet redemptions. The Adviser may attempt to track the Index return by investing in fewer than all of the securities in the Index, or in some securities not included in the Index, potentially increasing the risk of divergence between the Fund's return and that of the Index.
Inflation-Indexed Securities Risk: The principal amount of an inflation-indexed security typically increases with inflation and decreases with deflation, as measured by a specified index. It is possible that, in a period of declining inflation rates, the Fund could receive at maturity less than the initial principal amount of an inflation-indexed security. Changes in the values of inflation-indexed securities may be difficult to predict, and it is possible that an investment in such securities will have an effect different from that anticipated.
Large-Capitalization Securities Risk: Returns on investments in securities of large companies could trail the returns on investments in securities of smaller and mid-sized companies. Larger companies may be unable to respond as quickly as smaller and mid-sized companies to competitive challenges or to changes in business,
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product, financial, or other market conditions. Larger companies may not be able to maintain growth at the high rates that may be achieved by well-managed smaller and mid-sized companies.
Money Market Fund Investment Risk: An investment in a money market fund is not a deposit of any bank and is not insured or guaranteed by the FDIC or any other government agency. Certain money market funds seek to preserve the value of their shares at $1.00 per share, although there can be no assurance that they will do so, and it is possible to lose money by investing in such a money market fund. A major or unexpected change in interest rates or a decline in the credit quality of an issuer or entity providing credit support, an inactive trading market for money market instruments, or adverse market, economic, industry, political, regulatory, geopolitical, and other conditions could cause the share price of such a money market fund to fall below $1.00. Other money market funds price and transact at a “floating” NAV that will fluctuate along with changes in the market-based value of fund assets. Shares sold utilizing a floating NAV may be worth more or less than their original purchase price. Recent changes in the regulation of money market funds may affect the operations and structures of money market funds.
New Fund Risk: The Fund is new and there is no assurance that the Fund will grow quickly. When the Fund's size is small, the Fund may experience low trading volume, which could lead to wider bid/ask spreads. In addition, the Fund may face the risk of being delisted if the Fund does not meet certain conditions of the listing exchange. Any resulting liquidation of the Fund could cause elevated transaction costs for the Fund and negative tax consequences for its shareholders.
Non-U.S. Securities Risk: Non-U.S. securities are subject to political, regulatory, and economic risks not present in domestic investments. There may be less information publicly available about a non-U.S. entity than about a U.S. entity, and many non-U.S. entities are not subject to accounting, auditing, legal and financial report standards comparable to those in the United States. Further, such entities and/or their securities may be subject to risks associated with currency controls; expropriation; changes in tax policy; greater market volatility; differing securities market structures; higher transaction costs; and various administrative difficulties, such as delays in clearing and settling portfolio transactions or in receiving payment of dividends. To the extent underlying securities held by the Fund trade on foreign exchanges that are closed when the exchange on which the Fund's shares trade is open, there may be deviations between the current price of an underlying security and the last quoted price for the underlying security on the closed foreign market. These deviations could result in the Fund experiencing premiums or discounts greater than those of ETFs that invest in domestic securities. Securities traded on foreign markets may be less liquid (harder to sell) than securities traded domestically. Foreign governments may impose restrictions on the repatriation of capital to the U.S. In addition, to the extent that the Fund buys securities denominated in a foreign currency, there are special risks such as changes in currency exchange rates and the risk that a foreign government could regulate foreign exchange transactions. In addition, to the extent investments are made in a limited number of countries, events in those countries will have a more significant impact on the Fund. Certain countries may institute negative interest rates on certain fixed-income securities, and similar interest rate conditions may be experienced in other regions. Investments in fixed-income securities with very low or negative interest rates may magnify the Fund's susceptibility to interest rate risk and diminish yield and performance, and such investments may be subject to heightened volatility and reduced liquidity.
Subsidiary Investment Risk: The Subsidiary is not registered under the Investment Company Act of 1940, as amended (the “1940 Act”) and is not subject to all of the investor protections of the 1940 Act. Thus, the Fund, as an investor in the Subsidiary, will not have all of the protections offered to investors in registered investment companies. In addition, changes in the laws of the United States and/or the Cayman Islands could result in the inability of the Fund to operate as intended and could negatively affect the Fund and its shareholders.
Tax Risk: To qualify for the favorable U.S. federal income tax treatment accorded to regulated investment companies (“RICs”), the Fund must, among other things, derive in each taxable year at least 90% of its gross income from certain prescribed sources. Income derived from a direct investment in GLDM might not be treated as derived from one of those prescribed sources. The Fund generally intends to invest in GLDM indirectly through the Subsidiary. The Fund's investment in the Subsidiary is expected to provide the Fund with exposure to GLDM within the limitations of the federal tax requirements of the Code for qualification as a RIC. The Adviser intends to conduct the Fund's investments in the Subsidiary in a manner consistent with the terms and conditions of the regulations promulgated by the U.S. Treasury, and will monitor the Fund's investments in the Subsidiary to ensure that no more than 25% of the Fund's total assets are invested in the Subsidiary.
U.S. Government Securities Risk: Certain U.S. government securities are supported by the full faith and credit of the United States; others are supported by the right of the issuer to borrow from the U.S. Treasury; others are supported by the discretionary authority of the U.S. government to purchase the agency's obligations; and still
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others are supported only by the credit of the issuing agency, instrumentality, or enterprise. Although U.S. government-sponsored enterprises such as the Federal Home Loan Mortgage Corporation (Freddie Mac) and the Federal National Mortgage Association (Fannie Mae) may be chartered or sponsored by Congress, they are not funded by Congressional appropriations, and their securities are not issued by the U.S. Treasury, are not supported by the full faith and credit of the U.S. government, and involve increased credit risks.
U.S. Treasury Obligations Risk: U.S. Treasury obligations may differ from other fixed income securities in their interest rates, maturities, times of issuance and other characteristics. Similar to other issuers, changes to the financial condition or credit rating of the U.S. government may cause the value of the Fund's U.S. Treasury obligations to decline.
Valuation Risk: Certain portfolio holdings may be valued on the basis of factors other than market quotations. This may occur more often in times of market turmoil or reduced liquidity. There are multiple methods that can be used to value a portfolio holding when market quotations are not readily available. The value established for any portfolio holding at a point in time might differ from what would be produced using a different methodology or if it had been priced using market quotations. Portfolio holdings that are valued using techniques other than market quotations, including “fair valued” securities, may be subject to greater fluctuation in their valuations from one day to the next than if market quotations were used. In addition, there is no assurance that the Fund could sell or close out a portfolio position for the value established for it at any time, and it is possible that the Fund would incur a loss because a portfolio position is sold or closed out at a discount to the valuation established by the Fund at that time.
Fund Performance

The Fund had not commenced operations as of the date of this Prospectus. Once the Fund has completed a full calendar year of operations, a bar chart and table will be included that will provide some indication of the risks of investing in the Fund by showing the variability of the Fund's returns based on net assets and comparing the Fund's performance to an index. When available, updated performance information may be obtained by calling 1-866-787-2257 or visiting the Fund's website: www.statestreet.com/im.
Portfolio Management
Investment Adviser
SSGA FM serves as the investment adviser to the Fund.
Portfolio Managers
The professionals primarily responsible for the day-to-day management of the Fund are Karl Schneider, Emiliano Rabinovich and Raymond Donofrio.
Karl Schneider, CAIA, is a Managing Director of the Adviser and Co-Head of the Systematic Equity Team in the Americas. He joined the Adviser in 1997.
Emiliano Rabinovich, CFA, is a Managing Director of the Adviser and Co-Head of the Systematic Equity Team in the Americas. He joined the Adviser in 2006.
Raymond Donofrio is a Vice President of the Adviser and a Senior Portfolio Manager in the Systematic Equity Team. He joined the Adviser in 2008.
Purchase and Sale Information
The Fund will issue (or redeem) Fund Shares to certain institutional investors (typically market makers or other broker-dealers) only in large blocks of Fund Shares known as “Creation Units.” Creation Unit transactions are conducted in exchange for the deposit or delivery of a designated portfolio of in-kind securities and/or cash. Creation Unit transactions may be conducted in exchange for cash only, which may cause the Fund to recognize capital gains and to pay out higher annual capital gain distributions to shareholders than if such transactions had been conducted in-kind.
Individual Fund Shares may only be purchased and sold on The Nasdaq Stock Market LLC (the “Exchange”), other national securities exchanges, electronic crossing networks and other alternative trading systems through your broker-dealer at market prices. Because Fund Shares trade at market prices rather than at NAV, Fund Shares may trade at a price greater than NAV (premium) or less than NAV (discount). When buying or selling Fund Shares in the secondary market, you may incur costs attributable to the difference between the highest price a buyer is willing to pay to purchase Fund Shares (bid) and the lowest price a seller is willing to accept for Fund Shares (ask) (the “bid-ask spread”). Recent information regarding the Fund's NAV, market price, premiums and discounts, and bid-ask spreads is available at www.statestreet.com/im.
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Tax Information
The Fund intends to make distributions that may be taxed as ordinary income, qualified dividend income and/or capital gains, unless you are investing through a tax-advantaged arrangement, such as a 401(k) plan or individual retirement account. Any withdrawals made from a tax-advantaged arrangement may be taxable to you. A significant portion of distributions may be treated as a return of capital for tax purposes.
Payments to Broker-Dealers and Other Financial Intermediaries
If you purchase Fund Shares through a broker-dealer or other financial intermediary (such as a bank), the Adviser or its affiliates may pay the financial intermediary for certain activities related to the Fund, including educational training programs, conferences, the development of technology platforms and reporting systems, or other services related to the sale or promotion of the Fund. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary's website for more information.
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Additional Strategies Information
Principal Strategies
General. Please see “The Fund's Principal Investment Strategy” section under “Fund Summary” above for a discussion of the Fund's principal investment strategy. The Fund may invest in various types of instruments and engage in various investment techniques which are not the principal focus of the Fund and therefore are not described in this Prospectus. These investments, techniques and practices, together with their risks, are described in the Statement of Additional Information (the “SAI”), which you may obtain free of charge by contacting shareholder services (see the back cover of this Prospectus for the address and phone number).
The Adviser seeks to track the performance of the Fund's Index as closely as possible (i.e., obtain a high degree of correlation with the Index). A number of factors may affect the Fund's ability to achieve a high degree of correlation with its Index, and there can be no guarantee that the Fund will achieve a high degree of correlation. For example, the Fund may not be able to achieve a high degree of correlation with its Index when there are practical difficulties or substantial costs involved in compiling a portfolio of securities to follow the Index, when a security in the Index becomes temporarily illiquid, unavailable or less liquid, or legal restrictions exist that prohibit the Fund from investing in a security in the Index. The Adviser may, under certain circumstances, utilize a sampling strategy in managing the Fund. Sampling means that the Adviser uses quantitative analysis to select securities, including securities in the Index, outside of the Index and derivatives that have a similar investment profile as the relevant Index in terms of key risk factors, performance attributes and other economic characteristics. These include industry weightings, market capitalization, and other financial characteristics of securities. The quantity of holdings in the Fund may be based on a number of factors, including asset size of the Fund. In addition, from time to time, investments may be added to or removed from the Index. The Adviser may sell investments or instruments providing exposure to investments that are represented in the Index, or purchase investments or instruments providing exposure to investments that are not yet represented in the Index, in anticipation of their removal from or addition to the Index. Further, the Adviser may choose to overweight exposure to investments in the Index, purchase or sell investments or instruments providing exposure to investments not in the Index, or utilize various combinations of other available techniques, in seeking to track the Index.
The Fund's investment in the Subsidiary may not exceed 25% of the Fund's total assets at each quarter end of the Fund's fiscal year. The Subsidiary, an exempted limited company organized under the laws of the Cayman Islands, may invest to a greater extent in commodity-linked funds.
The Fund, as described in the SAI, has adopted a non-fundamental investment policy to invest, under normal circumstances, at least 80% of its net assets, plus the amount of borrowings for investment purposes, in the index the Fund seeks to track. The Fund will provide shareholders with at least 60 days' notice prior to any change in this non-fundamental 80% investment policy. The Board of Trustees (the “Board”) of SPDR Series Trust (the “Trust”) may change the Fund's investment strategy, Index and other policies without shareholder approval, except as otherwise indicated in this Prospectus or in the SAI. The Board may also change the Fund's investment objective without shareholder approval.
Distribution Policy. To provide shareholders a predictable, but not assured, level of cash flow, the Fund intends to pay monthly distributions on Fund shares in accordance with the Payout. The Fund's initial monthly per share distribution will be determined based on the product of (i) the Fund's net asset value per share and (ii) the Payout relative to the Index level at the time of calculation. For example, if at the time of calculation the Fund's net asset value per share is $25, and the Payout relative to the Index level is the annualized amount of 5%, the Fund would seek to pay an initial monthly distribution of approximately $0.10 per share (an annualized rate of $1.25 per share). The Fund would then seek to make subsequent monthly distributions fixed to the Fund's initial monthly per share distribution amount. The monthly per share distribution amount will be subject to the semi-annual Inflation Adjustment, except during periods when the Decrement Limitation is in effect. In addition, during periods when the Decrement Limitation is in effect, the monthly per share distribution amount will be adjusted to include only income and exclude return of capital. Monthly distribution amounts are not guaranteed, will vary over time, and may decline during deflationary periods. The preceding is meant for example purposes only and does not reflect the Fund's current monthly per share distribution amount. For more information about the Index, the Decrement Index, and the current monthly distribution amount, please visit the Fund's website at [ ].
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The Fund generally distributes to shareholders substantially all of its net income (e.g., interest and dividends) monthly, as well as substantially all of its net capital gains (i.e., long-term capital gains from the sale of portfolio securities and short-term capital gains from the sale of portfolio securities of the Underlying ETPs) annually.
In addition, pursuant to its principal investment strategy, the Fund may make distributions that are treated as a return of capital. Return of capital is the portion of a distribution that is the return of your original investment dollars in the Fund. Shareholders receiving periodic payments from the Fund may be under the impression that they are receiving net profits. However, all or a portion of a distribution may consist of a return of capital (i.e., from your original investment). Shareholders should not assume that the source of a distribution from the Fund is net profit. Shareholders should note that return of capital will reduce the tax basis of their shares and potentially increase the taxable gain, if any, upon disposition of their shares. The Fund will provide notice to shareholders if the distribution for a month is not expected to be derived solely from income. That shareholder notice will disclose the expected source of the monthly payout for income tax purposes, which may include net investment income, capital gains and/or return of capital. At or after year-end the Fund may be required under applicable law to re-characterize distributions made previously during that year among ordinary income, capital gains, and/or return of capital for tax purposes. An additional distribution may be made in December, and other additional distributions may be made with respect to a particular fiscal year in order to comply with applicable law. Certain distributions declared in December, if paid to shareholders by the end of January, are treated for federal income tax purposes as if received in December. Please see the section “Additional Tax Information” or consult your personal tax advisor for additional information regarding return of capital and other potential tax consequences of an investment in the Fund.
The Indices/Assets Tracked By the Underlying ETPs
Each Underlying ETP, with the exception of the SPDR® Gold MiniShares® Trust, is managed with an indexing investment strategy, attempting to track the performance of an unmanaged index of securities, regardless of the current or projected performance of an index or of the actual securities comprising its respective tracking index. The SPDR® Gold MiniShares® Trust attempts to track the performance of the price of gold bullion. The following is a brief summary of the index each Underlying ETP (other than the SPDR® Gold MiniShares® Trust) seeks to track:
State Street® SPDR® Portfolio S&P 500® ETF (SPYM). SPYM tracks the S&P 500 Index, a float-adjusted, market capitalization weighted index which is designed to measure the performance of the large-capitalization segment of the U.S. equity market.
State Street® SPDR® MSCI ACWI ex-US ETF (CWI). CWI tracks the MSCI ACWI ex USA Index, a free float-adjusted market capitalization index which is designed to measure the combined equity market performance of large- and mid-cap securities in developed and emerging market countries excluding the United States.
State Street® SPDR® Portfolio Aggregate Bond ETF (SPAB). SPAB tracks the Bloomberg U.S. Aggregate Bond Index, a market capitalization weighted index which is designed to measure the performance of the U.S. dollar denominated investment grade bond market, which includes investment grade government bonds, investment grade corporate bonds, mortgage pass through securities, commercial mortgage backed securities and other asset backed securities that are publicly for sale in the United States.
State Street® SPDR® Portfolio High Yield Bond ETF (SPHY). SPAB tracks the ICE BofA US High Yield Index, a market capitalization weighted index which is designed to measure the performance of U.S. dollar denominated below investment grade (commonly referred to as “junk”) corporate debt publicly issued in the U.S. domestic market.
State Street® SPDR® Bloomberg Emerging Markets USD Bond ETF (EMHC). EMHC tracks the Bloomberg Emerging Market USD Sovereign and Sovereign Owned Index which is designed to measure the performance of fixed-rate US dollar-denominated debt issued by sovereign and quasi-sovereign (government owned and government guaranteed) emerging market issuers.
State Street® SPDR® Bloomberg 1-10 Year TIPS ETF (TIPX). TIPX tracks the Bloomberg 1-10 Year U.S. Government Inflation-Linked Bond Index which is designed to measure the performance of the inflation protected public obligations of the U.S. Treasury (commonly known as “TIPS”) that have a remaining maturity greater than or equal to 1 year and less than 10 years. TIPS are securities issued by the U.S. Treasury that are designed to provide inflation protection to investors.
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State Street® SPDR® Portfolio Long Term Treasury ETF (SPTL). SPTL tracks the Bloomberg Long U.S. Treasury Index, market capitalization weighted index which is designed to measure the performance of public obligations of the U.S. Treasury that have a remaining maturity of 10 years or more.
State Street® SPDR® Bloomberg Enhanced Roll Yield Commodity Strategy No K-1 ETF (CERY). CERY tracks the Bloomberg Enhanced Roll Yield Total Return Index which is designed to measure the performance of a diversified, liquid and cost-effective long exposure to the broad commodities market through synthetic positions in futures contracts, with no single commodity or sector dominating the index.
State Street® SPDR® Dow Jones® REIT ETF (RWR). RWR tracks the Dow Jones U.S. Select REIT Capped Index which is a float-adjusted market capitalization index designed to provide a measure of real estate securities that serve as proxies for direct real estate investing, in part by excluding securities whose value is not always closely tied to the value of the underlying real estate.
Non-Principal Strategies
Certain Other Investments. The Fund may invest in structured notes (notes on which the amount of principal repayment and interest payments are based on the movement of one or more specified factors such as the movement of a particular security or index), swaps, options and futures contracts. Swaps, options, futures contracts and structured notes may be used by the Fund in seeking performance that corresponds to its Index and in managing cash flows.
Temporary Defensive Positions. In certain situations or market conditions, the Fund may temporarily depart from its normal investment policies and strategies, provided that the alternative is consistent with the Fund's investment objective and is in the best interest of the Fund. For example, the Fund may make larger than normal investments in derivatives to maintain exposure to its Index if it is unable to invest directly in a component security.
Borrowing Money. The Fund may borrow money from a bank as permitted by the Investment Company Act of 1940, as amended (“1940 Act”), or other governing statutes, by the rules thereunder, or by the U.S. Securities and Exchange Commission (“SEC”) or other regulatory agency with authority over the Fund, but only for temporary or emergency purposes. The 1940 Act presently allows the Fund to borrow from any bank (including pledging, mortgaging or hypothecating assets) in an amount up to 33 1/3% of its total assets (not including temporary borrowings not in excess of 5% of its total assets). The Fund may also invest in reverse repurchase agreements or similar financing transactions. Consistent with a rule under the 1940 Act, the Fund may treat such investments as either borrowings or derivatives transactions. To the extent the Fund treats reverse repurchase agreements or similar financing transactions as borrowings, such investments will also be included in the 33 1/3% limit. Under normal circumstances, any borrowings by the Fund (including investments in reverse repurchase agreements or similar financing transactions treated as borrowings) will not exceed 10% of the Fund's total assets.
Lending of Securities. The Fund may lend its portfolio securities in an amount not to exceed 40% of the value of its net assets via a securities lending program through its securities lending agent, State Street Bank and Trust Company (“State Street” or the “Lending Agent”), to brokers, dealers and other financial institutions desiring to borrow securities to complete transactions and for other purposes. A securities lending program allows the Fund to receive a portion of the income generated by lending its securities and investing the respective collateral.  The Fund will receive collateral for each loaned security which is at least equal to the market value of that security, marked to market each trading day. To the extent the Fund receives cash collateral, as of the date of this Prospectus, the Adviser expects to invest such cash collateral in a fund managed by the Adviser that invests in U.S. dollar-denominated, short-term, high quality debt obligations, including the following: a broad range of money market instruments; certificates of deposit and time deposits of U.S. and foreign banks; commercial paper and other high quality obligations of U.S. or foreign companies; asset-backed securities; mortgage-related securities; repurchase agreements; and shares of money market funds. With respect to loans that are collateralized by cash, the borrower may be entitled to receive a fee based on the amount of cash collateral. The Fund is compensated by the difference between the amount earned on the reinvestment of cash collateral and the fee paid to the borrower. In the case of collateral other than cash, the Fund is compensated by a fee paid by the borrower equal to a percentage of the market value of the loaned securities. In the securities lending program, the borrower generally has the right to vote the loaned securities; however, the Fund may call loans to vote proxies if a material issue affecting the Fund's economic interest in the investment is to be voted upon. Security loans may be terminated at any time by the Fund.
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Additional Risk Information
The following section provides information regarding the principal risks identified under “Principal Risks of Investing in the Fund” in the Fund Summary along with additional risk information. The Fund's exposure to the risks discussed below may be through the Fund's direct investments or indirect through the Fund's investments in the Underlying ETPs. References to the “Fund” below should be read to also apply to the Underlying ETPs and the Subsidiary where the context requires. Additional information regarding certain risks of investing in the Underlying ETPs are described in the Fund's Statement of Additional Information (the “SAI”), which you may obtain free of charge by contacting shareholder services (see the back cover of this Prospectus for the address and phone number).
Principal Risks
Affiliated ETP Risk. The Adviser may receive management or other fees from Affiliated ETPs, as well as a management fee for managing the Fund. It is possible that a conflict of interest among the Fund and the Affiliated ETPs could affect how the Adviser fulfills its fiduciary duties to the Fund and the Affiliated ETPs. Because the amount of the investment management fees to be retained by the Adviser may differ depending upon the Affiliated ETPs in which the Fund invests, there is a conflict of interest for the Adviser in selecting the Affiliated ETPs. In addition, the Adviser may have an incentive to take into account the effect on an Affiliated ETP in which the Fund may invest in determining whether, and under what circumstances, to purchase or sell shares in that Affiliated ETP. Although the Adviser takes steps to address the conflicts of interest, it is possible that the conflicts could impact the Fund.
Below Investment-Grade Securities Risk. Securities rated below investment-grade and unrated securities of comparable credit quality (commonly known as “high-yield” or “junk” bonds) lack strong investment-grade characteristics, are considered predominantly speculative with respect to the issuer's continuing ability to make principal and interest payments, and are subject to greater levels of credit, liquidity and market risk than higher-rated securities. They can involve a substantially greater risk of default than higher-rated securities, and their values can decline significantly over short periods of time. Issuers of lower-quality debt securities may have substantially greater risk of insolvency or bankruptcy than issuers of higher-quality debt securities. In the event the issuer of a debt security held by the Fund defaults on its payments or becomes insolvent or bankrupt, the Fund may not receive the return it was promised on the investment and could lose its entire investment. The lower ratings of junk bonds reflect a greater possibility that actual or perceived adverse changes in the financial condition of the issuer or in general economic conditions, or an unanticipated rise in interest rates, may impair the ability of the issuer to make payments of interest and principal. If this were to occur, the values of such securities held by the Fund may fall substantially and the Fund could lose some or all of the value of its investment. Lower-quality debt securities tend to be more sensitive to adverse news about the issuer, or the market or economy in general, than higher quality debt securities. The market for lower quality debt securities can be less liquid than for higher quality debt securities, especially during periods of recession or general market decline, which could make it difficult at times for the Fund to sell certain securities at prices used in calculating the Fund's NAV. These securities may have significant volatility.
Call/Prepayment Risk. Call/prepayment risk is the risk that an issuer will exercise its right to pay principal on an obligation held by the Fund earlier than expected or required. This may occur, for example, when there is a decline in interest rates, and an issuer of bonds or preferred stock redeems the bonds or stock in order to replace them with obligations on which it is required to pay a lower interest or dividend rate. It may also occur when there is an unanticipated increase in the rate at which mortgages or other receivables underlying mortgage- or asset-backed securities held by the Fund are prepaid. In any such case, the Fund may be forced to invest the prepaid amounts in lower-yielding investments, resulting in a decline in the Fund's income.
Commodities and Commodity-Linked Derivatives Risk. The Fund may invest in commodities and commodity-linked derivatives. Investments linked to the prices of commodities may be considered speculative. Commodity prices can have significant volatility, and exposure to commodities can cause the net asset value of Fund Shares to decline or fluctuate in a rapid and unpredictable manner. A liquid secondary market may not exist for certain commodity investments, which may make it difficult for the Fund to sell them at a desirable price or at the price at which it is carrying them. The value of commodities and commodity-linked derivative instruments typically is based upon the price movements of a physical commodity or an economic variable linked to such price movements. Therefore, the value of commodities and commodity-linked derivative instruments may be affected by, for example, changes in overall market movements, economic conditions, changes in interest rates, or factors affecting a particular commodity or
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industry, such as production, supply, demand, drought, floods, weather, political, economic and regulatory developments. These factors may impair the ability of the Fund to sell its portfolio holdings quickly or for full value. Commodity-linked derivatives are subject to the risk that the counterparty to the transaction may default or otherwise fail to perform.
Gold Risk. The price of gold is affected by many factors, including overall market movements and changes in general economic conditions, global supply and demand, the volume of gold imports and exports, extraction and production costs, and technological advances in gold processing and mining. Gold supply and demand is influenced by such factors as gold's uses in jewelry, technology and industrial applications, purchases made by investors in the form of bars, coins and other gold products, forward selling by gold producers, purchases made by gold producers to unwind gold hedge positions, central bank purchases and sales, and production and cost levels in major gold-producing. Gold demand is influenced by investment demand and central bank activity, as well as by its role as a perceived store of value, and may be affected by changes in interest rates, inflation expectations, currency exchange rates, and investor sentiment. Gold supply may be disrupted by factors such as mining challenges, geopolitical events, regulatory or permitting issues, and production decisions in major gold-producing regions. Price movements in gold may fluctuate quickly and dramatically, have a historically low correlation with the returns of the stock and bond markets, and may not correlate to price movements in other asset classes. Gold markets have experienced, and may experience in the future, extended periods of flat or declining prices. Fluctuation in gold markets may result in a loss to the Fund.
The Fund has exposure to the risks associated with gold bullion through an Underlying ETP. The Underlying ETP relies on its service providers for the safekeeping of essentially all of its holdings in gold bullion. The ability to monitor the activities of these service providers may be limited by service agreements. Failure of the service providers to exercise due care in the safekeeping of the Underlying ETP's gold bullion may result in a loss to the Underlying ETP and a decrease in the value of the Fund's investment. The Underlying ETP's gold is held by its custodian. In the event of the custodian's insolvency, the Underlying ETP's accounts holding gold may be frozen, and it could face difficulties obtaining control of its holdings. There is no assurance that the insurance maintained by the Underlying ETP's service providers is sufficient to satisfy any losses incurred in connection with their relationship with the Underlying ETP.
Concentration Risk. The Fund's assets may be concentrated in an industry or group of industries, but only to the extent that the Fund's underlying Index concentrates in a particular industry or group of industries. When the Fund focuses its investments in a particular industry or sector, financial, economic, business, and other developments affecting issuers in that industry, market, or economic sector will have a greater effect on the Fund than if it had not focused its assets in that industry, market, or economic sector, which may increase the volatility of the Fund.
Credit Risk. Credit risk is the risk that an issuer, guarantor or liquidity provider of a fixed-income security held by the Fund may be unable or unwilling, or may be perceived (whether by market participants, ratings agencies, pricing services or otherwise) as unable or unwilling, to make timely principal and/or interest payments, or to otherwise honor its obligations. It includes the risk that the security will be downgraded by a credit rating agency; generally, lower credit quality issuers present higher credit risks. An actual or perceived decline in creditworthiness of an issuer of a fixed-income security held by the Fund may result in a decrease in the value of the security. It is possible that the ability of an issuer to meet its obligations will decline substantially during the period when the Fund owns securities of the issuer or that the issuer will default on its obligations or that the obligations of the issuer will be limited or restructured.
The credit rating assigned to any particular investment does not necessarily reflect the issuer's current financial condition and does not reflect an assessment of an investment's volatility or liquidity. Securities rated in the lowest category of investment-grade are considered to have speculative characteristics. If a security held by the Fund loses its rating or its rating is downgraded, the Fund may nonetheless continue to hold the security in the discretion of the Adviser. In the case of asset-backed or mortgage-related securities, changes in the actual or perceived ability of the obligors on the underlying assets or mortgages to make payments of interest and/or principal may affect the values of those securities.
Counterparty Risk. The Fund will be subject to credit risk with respect to the counterparties with which the Fund enters into derivatives contracts and other transactions such as repurchase agreements or reverse repurchase agreements. The Fund's ability to profit from these types of investments and transactions will depend on the willingness and ability of its counterparty to perform its obligations. If a counterparty fails to meet its contractual obligations, the Fund may be
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unable to terminate or realize any gain on the investment or transaction, resulting in a loss to the Fund. The Fund may experience significant delays in obtaining any recovery in an insolvency, bankruptcy, or other reorganization proceeding involving its counterparty (including recovery of any collateral posted by it) and may obtain only a limited recovery or may obtain no recovery in such circumstances. If the Fund holds collateral posted by its counterparty, it may be delayed or prevented from realizing on the collateral in the event of a bankruptcy or insolvency proceeding relating to the counterparty. Under applicable law or contractual provisions, including if the Fund enters into an investment or transaction with a financial institution and such financial institution (or an affiliate of the financial institution) experiences financial difficulties, then the Fund may in certain situations be prevented or delayed from exercising its rights to terminate the investment or transaction, or to realize on any collateral and may result in the suspension of payment and delivery obligations of the parties under such investment or transactions or in another institution being substituted for that financial institution without the consent of the Fund. Further, the Fund may be subject to “bail-in” risk under applicable law whereby, if required by the financial institution's authority, the financial institution's liabilities could be written down, eliminated or converted into equity or an alternative instrument of ownership. A bail-in of a financial institution may result in a reduction in value of some or all of its securities and, if the Fund holds such securities or has entered into a transaction with such a financial security when a bail-in occurs, the Fund may also be similarly impacted.
Debt Securities Risk. The values of debt securities may increase or decrease as a result of the following: market fluctuations, changes in interest rates, actual or perceived inability or unwillingness of issuers, guarantors or liquidity providers to make scheduled principal or interest payments or illiquidity in debt securities markets. To the extent that interest rates rise, certain underlying obligations may be paid off substantially slower than originally anticipated and the value of those securities may fall sharply. A rising interest rate environment may cause the value of the Fund's fixed income securities to decrease, a decline in the Fund's income and yield, an adverse impact on the liquidity of the Fund's fixed income securities, and increased volatility of the fixed income markets. During periods when interest rates are at low levels, the Fund's yield can be low, and the Fund may have a negative yield (i.e., it may lose money on an operating basis). To the extent that interest rates fall, certain underlying obligations may be paid off substantially faster than originally anticipated. If the principal on a debt obligation is prepaid before expected, the prepayments of principal may have to be reinvested in obligations paying interest at lower rates. During periods of falling interest rates, the income received by the Fund may decline. Changes in interest rates will likely have a greater effect on the values of debt securities of longer durations. Returns on investments in debt securities could trail the returns on other investment options, including investments in equity securities. High levels of inflation and/or a significantly changing interest rate environment can lead to heightened levels of volatility and reduced liquidity.
Derivatives Risk. A derivative is a financial contract the value of which depends on, or is derived from, the value of an underlying asset, interest rate, or index. Derivative transactions typically involve leverage and may have significant volatility. It is possible that a derivative transaction will result in a loss greater than the principal amount invested, and the Fund may not be able to close out a derivative transaction at a favorable time or price. Risks associated with derivative instruments include potential changes in value in response to interest rate changes or other market developments or as a result of the counterparty's credit quality; the potential for the derivative transaction not to have the effect the Adviser anticipated or a different or less favorable effect than the Adviser anticipated; the failure of the counterparty to the derivative transaction to perform its obligations under the transaction or to settle a trade; possible mispricing or improper valuation of the derivative instrument; imperfect correlation in the value of a derivative with the asset, rate, or index underlying the derivative; the risk that the Fund may be required to post collateral or margin with its counterparty, and will not be able to recover the collateral or margin in the event of the counterparty's insolvency or bankruptcy; the risk that the Fund will experience losses on its derivatives investments and on its other portfolio investments, even when the derivatives investments may be intended in part or entirely to hedge those portfolio investments; the risks specific to the asset underlying the derivative instrument; lack of liquidity for the derivative instrument, including, without limitation, absence of a secondary trading market; the potential for reduced returns to the Fund due to losses on the transaction and an increase in volatility; the potential for the derivative transaction to have the effect of accelerating the recognition of gain; and legal risks arising from the documentation relating to the derivative transaction.
Distribution Risk: Shareholders receiving a distribution from the Fund may be under the impression that they are receiving net profits. However, if the amount of the distribution exceeds the amount of the Fund's income and gains for that period, all or a portion of a distribution may consist of a return of capital. Shareholders should not assume that
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the source of a distribution from the Fund is net profit. Shareholders should note that return of capital will reduce the tax basis of their shares and potentially increase the taxable gain, if any, upon disposition of their shares. It is possible for the Fund to suffer investment losses and simultaneously experience additional asset reductions as a result of its distribution payments to shareholders. In addition, in order to make distributions in accordance with the Payout, the Fund may have to sell portfolio securities at a time when it would not otherwise do so. During deflationary periods, distributions may decline.
Emerging Markets Risk. Investments in emerging markets are generally subject to a greater risk of loss than investments in developed markets. This may be due to, among other things, the possibility of greater market volatility, lower trading volume and liquidity, greater risk of expropriation, nationalization, and social, political and economic instability, greater reliance on a few industries, international trade or revenue from particular commodities, less developed accounting, legal and regulatory systems, increased potential for market manipulation, higher levels of inflation, deflation or currency devaluation, greater risk of market shutdown, and more significant governmental limitations on investment policy as compared to those typically found in a developed market. There may be limited legal rights and remedies for investors in companies domiciled in emerging markets. In addition, issuers (including governments) in emerging market countries may have less financial stability than in other countries. The securities of emerging market companies may trade less frequently and in smaller volumes than more widely held securities. Market disruptions or substantial market corrections may limit very significantly the liquidity of securities of certain companies in a particular country or geographic region, or of all companies in the country or region. The Fund may be unable to liquidate its positions in such securities at any time, or at a favorable price, in order to meet the Fund's obligations. There is also the potential for unfavorable action such as embargoes and acts of war. As a result, there will tend to be an increased risk of price volatility in investments in emerging market countries, which may be magnified by currency fluctuations relative to the U.S. dollar. Settlement and asset custody practices for transactions in emerging markets may differ from those in developed markets. Such differences may include possible delays in settlement and certain settlement practices, such as delivery of securities prior to receipt of payment, which increase the likelihood of a “failed settlement.” Failed settlements can result in losses. For these and other reasons, investments in emerging markets are often considered speculative.
Equity Investing Risk. The market prices of equity securities owned by the Fund may go up or down, sometimes rapidly or unpredictably. The value of a security may decline for a number of reasons that may directly relate to the issuer, such as management performance, financial leverage, non-compliance with regulatory requirements, and reduced demand for the issuer's goods or services. The values of equity securities also may decline due to general industry or market conditions that are not specifically related to a particular company, such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates, or adverse investor sentiment generally. In addition, equity markets tend to move in cycles, which may cause stock prices to fall over short or extended periods of time.
Exchange Traded Products Risk. The Fund is subject to substantially the same risks as those associated with the direct ownership of the securities or other assets represented by the ETPs in which the Fund invests. The shares of certain ETPs may trade at a premium or discount to their NAVs. For example, supply and demand for shares of an underlying ETF or market disruptions may cause the market price of the underlying ETF to deviate from the value of the underlying ETF's investments, which may be exacerbated in less liquid markets.
Extension Risk. During periods of rising interest rates, the average life of certain types of securities may be extended because of slower-than-expected principal payments. This may increase the period of time during which an investment earns a below-market interest rate, increase the security's duration and reduce the value of the security. Extension risk may be heightened during periods of adverse economic conditions generally, as payment rates decline due to higher unemployment levels and other factors.
Fluctuation of Net Asset Value, Share Premiums and Discounts Risk. The NAV of Fund Shares will generally fluctuate with changes in the market value of the Fund's securities holdings. The market prices of Fund Shares will generally fluctuate in accordance with changes in the Fund's NAV and supply and demand of Fund Shares on the Exchange. It cannot be predicted whether Fund Shares will trade below, at or above their NAV. Price differences may be due, in large part, to the fact that supply and demand forces at work in the secondary trading market for Fund Shares will be closely related to, but not identical to, the same forces influencing the prices of the securities of the Index trading individually or in the aggregate at any point in time. The market prices of Fund Shares may deviate significantly from
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the NAV of Fund Shares during periods of market volatility. However, given that Fund Shares can be created and redeemed in Creation Units (unlike shares of many closed-end funds, which frequently trade at appreciable discounts from, and sometimes at premiums to, their NAV), the Adviser believes that large discounts or premiums to the NAV of Fund Shares should not be sustained over long periods. While the creation/redemption feature is designed to make it likely that Fund Shares normally will trade close to the Fund's NAV, disruptions to creations and redemptions or market volatility may result in trading prices that differ significantly from the Fund's NAV. If an investor purchases Fund Shares at a time when the market price is at a premium to the NAV of Fund Shares or sells at a time when the market price is at a discount to the NAV of Fund Shares, then the investor may sustain losses.
Income Risk. The Fund's income may decline due to falling interest rates or other factors. Issuers of securities held by the Fund may call or redeem the securities during periods of falling interest rates, and the Fund would likely be required to reinvest in securities paying lower interest rates. If an obligation held by the Fund is prepaid, the Fund may have to reinvest the prepayment in other obligations paying income at lower rates. A reduction in the income earned by the Fund may limit the Fund's ability to achieve its objective.
Interest Rate Risk. Interest rate risk is the risk that the securities held by the Fund will decline in value because of increases in market interest rates. Duration is a measure used to determine the sensitivity of a security's price to changes in interest rates. Debt securities with longer durations tend to be more sensitive to changes in interest rates, usually making them more volatile than debt securities with shorter durations. For example, the value of a security with a duration of five years would be expected to decrease by 5% for every 1% increase in interest rates. Falling interest rates also create the potential for a decline in the Fund's income and yield. Interest-only and principal-only securities are especially sensitive to interest rate changes, which can affect not only their prices but can also change the income flows and repayment assumptions about those investments. Variable and floating rate securities also generally increase or decrease in value in response to changes in interest rates, although generally to a lesser degree than fixed-rate securities. A substantial increase in interest rates may also have an adverse impact on the liquidity of a security, especially those with longer durations. Interest rate changes can be sudden and unpredictable, and are influenced by a number of factors, including government policy, monetary policy, inflation expectations, perceptions of risk, and supply and demand for bonds. Changes in government or central bank policy, including changes in tax policy or changes in a central bank's implementation of specific policy goals, may have a substantial impact on interest rates. This could lead to heightened levels of interest rate, volatility and liquidity risks for the fixed income markets generally and could have a substantial and immediate effect on the values of the Fund's investments. There can be no guarantee that any particular government or central bank policy will be continued, discontinued or changed, nor that any such policy will have the desired effect on interest rates.
Indexing Strategy/Index Tracking Risk. The Fund is managed with an indexing investment strategy, attempting to track the performance of an unmanaged index of securities. The Fund will seek to provide investment results that correspond generally to the performance of the Index, regardless of the current or projected performance of the Index or of the actual securities comprising the Index. This differs from an actively-managed fund, which typically seeks to outperform a benchmark index. The Fund generally will buy and will not sell a security included in the Index as long as the security is part of the Index regardless of any sudden or material decline in value or foreseeable material decline in value of the security, even though the Adviser may make a different investment decision for other actively managed accounts or portfolios that hold the security. As a result, the Fund's performance may be less favorable than that of a portfolio managed using an active investment strategy. The structure and composition of the Index will affect the performance, volatility, and risk of the Index (in absolute terms and by comparison with other indices) and, consequently, the performance, volatility, and risk of the Fund. Errors in index data, index computations or the construction of the Index in accordance with its methodology may occur from time to time and may not be identified and corrected by the Index Provider for a period of time or at all, which may have an adverse impact on the Fund and its shareholders. To the extent circumstances evolve in between reconstitutions, the Index may include, and the Fund may therefore hold for a period of time, securities of companies that do not align with the Index's objective and/or criteria. While the Adviser seeks to track the performance of the Index (i.e., achieve a high degree of correlation with the Index), the Fund's return may not match the return of the Index for a number of reasons. For example, the return on the sample of securities purchased by the Fund (or the return on securities not included in the Index) may not correlate precisely with the return of the Index. The Fund incurs a number of operating expenses not applicable to the Index, and may incur costs in buying and selling securities. In addition, the Fund may not be fully invested at times, either as a result of cash flows into or out of the Fund or reserves of cash held by the Fund to meet redemptions. The
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Adviser may attempt to track the Index return by investing in fewer than all of the securities in the Index, or in some securities not included in the Index, potentially increasing the risk of divergence between the Fund's return and that of the Index. Changes in the composition of the Index and regulatory requirements also may impact the Fund's ability to match the return of the Index. The Adviser may apply one or more “screens” or investment techniques to refine or limit the number or types of issuers included in the Index in which the Fund may invest. Application of such screens or techniques may result in investment performance below that of the Index and may not produce results expected by the Adviser. Index tracking risk may be heightened during times of increased market volatility or other unusual market conditions.
Pursuant to the Index methodology, a security may be removed from the Index in the event that it does not comply with the eligibility requirements of the Index. As a result, the Fund may be forced to sell securities at inopportune times and/or unfavorable prices due to these changes in the Index components. When there are changes made to the component securities of the Index and the Fund in turn makes similar changes to its portfolio to attempt to increase the correlation between the Fund's portfolio and the Index, any transaction costs and market exposure arising from such portfolio changes will be borne directly by the Fund and its shareholders. Unscheduled changes to the Index may expose the Fund to additional tracking error risk. The Fund may recognize gains as a result of rebalancing or reconstituting its securities holdings to reflect changes in the securities included in the Index. The Fund also may be required to distribute any such gains to its shareholders to avoid adverse federal income tax consequences.
Inflation-Indexed Securities Risk. The principal amount of an inflation-indexed security typically increases with inflation and decreases with deflation, as measured by a specified index. It is possible that, in a period of declining inflation rates, the Fund could receive at maturity less than the initial principal amount of an inflation-indexed security. Although the holders of TIPS receive no less than the par value of the security at maturity, if the Fund purchases U.S. Treasury Inflation-Protected Securities (TIPS) in the secondary market whose principal values have previously been adjusted upward and there is a period of subsequent declining inflation rates, the Fund may receive at maturity less than it invested. Depending on the changes in inflation rates during the period the Fund holds an inflation-indexed security, the Fund may earn less on the security than on a conventional bond. The principal amounts of inflation-indexed securities are typically only adjusted periodically, and changes in the values of the securities may only approximately reflect changes in inflation rates and may occur substantially after the changes in inflation rates in question occur.
Large-Capitalization Securities Risk. Securities issued by large-capitalization companies may present risks not present in smaller companies. For example, larger companies may be unable to respond as quickly as smaller and mid-sized companies to competitive challenges or to changes in business, product, financial, or other market conditions. Larger companies may not be able to maintain growth at the high rates that may be achieved by well-managed smaller and mid-sized companies, especially during strong economic periods. Returns on investments in securities of large companies could trail the returns on investments in securities of smaller and mid-sized companies.
Leveraging Risk. Borrowing transactions, reverse repurchase agreements, certain derivatives transactions, securities lending transactions and other investment transactions such as when-issued, delayed-delivery, or forward commitment transactions may create investment leverage. If the Fund engages in transactions that have a leveraging effect on the Fund's investment portfolio, the value of the Fund will be potentially more volatile and all other risks will tend to be compounded. This is because leverage generally creates investment risk with respect to a larger base of assets than the Fund would otherwise have and so magnifies the effect of any increase or decrease in the value of the Fund's underlying assets. The use of leverage is considered to be a speculative investment practice and may result in losses to the Fund. Certain derivatives have the potential for unlimited loss, regardless of the size of the initial investment. The use of leverage may cause the Fund to liquidate positions when it may not be advantageous to do so to satisfy repayment, interest payment, or margin obligations or to meet asset coverage requirements.
Liquidity Risk. Liquidity risk is the risk that the Fund may not be able to dispose of investments readily at a favorable time or prices (or at all) or at prices approximating those at which the Fund currently values them. For example, certain investments may be subject to restrictions on resale, may trade in the over-the-counter market or in limited volume, or may not have an active trading market. Illiquid investments may trade at a discount from comparable, more liquid investments and may be subject to wide fluctuations in market value. It may be difficult for the Fund to value illiquid investments accurately. The market for certain investments may become illiquid under adverse market or economic conditions independent of any specific adverse changes in the conditions of a particular issuer. If the liquidity of the Fund's holdings deteriorates, it may lead to differences between the market price of Fund Shares and the NAV of
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Fund Shares, and could result in the Fund Shares being less liquid. Disposal of illiquid investments may entail registration expenses and other transaction costs that are higher than those for liquid investments. The Fund may seek to borrow money to meet its obligations (including among other things redemption obligations) if it is unable to dispose of illiquid investments, resulting in borrowing expenses and possible leveraging of the Fund.
Market Risk. Market prices of investments held by the Fund will go up or down, sometimes rapidly or unpredictably. The Fund's investments are subject to changes in general economic conditions, general market fluctuations and the risks inherent in investment in securities markets. Investment markets can be volatile, and prices of investments can change substantially due to various factors, including, but not limited to, economic growth or recession, changes in interest rates, inflation, changes in actual or perceived creditworthiness of issuers and general market liquidity. Even if general economic conditions do not change, the value of an investment in the Fund could decline if the particular industries, sectors or companies in which the Fund invests do not perform well or are adversely affected by events. Further, legal, political, regulatory and tax changes also may cause fluctuations in markets and securities prices. Local, regional or global events such as war, military conflicts, acts of terrorism, trade policy changes or disputes, the threat or actual imposition of tariffs, natural disasters, public health issues, or other events could have a significant impact on the Fund and its investments. Due to the interconnectedness of economies and financial markets throughout the world, if the Fund invests in securities of issuers located in or with significant exposure to countries experiencing economic and financial difficulties, the value and liquidity of the Fund's investments may be negatively affected. A widespread outbreak of an infectious illness, such as COVID-19, and efforts to contain its spread, may result in market volatility, inflation, reduced liquidity of certain instruments, disruption in the trading of certain instruments, and systemic economic weakness. The foregoing could impact the Fund and its investments and result in disruptions to the services provided to the Fund by its service providers.
Money Market Fund Investment Risk. An investment in a money market fund is not a deposit of any bank and is not insured or guaranteed by the FDIC or any other government agency. Certain money market funds seek to preserve the value of their shares at $1.00 per share, although there can be no assurance that they will do so, and it is possible to lose money by investing in such a money market fund. A major or unexpected change in interest rates or a decline in the credit quality of an issuer or entity providing credit support, an inactive trading market for money market instruments, or adverse market, economic, industry, political, regulatory, geopolitical, and other conditions could cause the share price of such a money market fund to fall below $1.00. It is possible that such a money market fund will issue and redeem shares at $1.00 per share at times when the fair value of the money market fund's portfolio per share is more or less than $1.00. None of State Street Corporation, State Street, State Street Investment Management, SSGA FM or their affiliates (collectively, the “State Street Entities”) guarantee the value of an investment in a money market fund at $1.00 per share. Investors should have no expectation of capital support to a money market fund from the State Street Entities. Other money market funds price and transact at a “floating” NAV that will fluctuate along with changes in the market-based value of fund assets. Shares sold utilizing a floating NAV may be worth more or less than their original purchase price. Recent changes in the regulation of money market funds may affect the operations and structures of money market funds. A money market fund may be permitted or required to impose redemption fees during times of market stress.
New Fund Risk. The Fund is new and there is no assurance that the Fund will grow quickly. When the Fund's size is small, the Fund may experience low trading volume, which could lead to wider bid/ask spreads. In addition, the Fund may face the risk of being delisted if the Fund does not meet certain conditions of the listing exchange. Any resulting liquidation of the Fund could cause elevated transaction costs for the Fund and negative tax consequences for its shareholders.
Non-U.S. Securities Risk. Investments in securities of non-U.S. issuers entail risks not typically associated with investing in securities of U.S. issuers. Similar risks may apply to securities traded on a U.S. securities exchange that are issued by entities with significant exposure to non-U.S. countries. In certain countries, legal remedies available to investors may be more limited than those available with regard to U.S. investments. Because non-U.S. securities are typically denominated and traded in currencies other than the U.S. dollar, the value of the Fund's assets, to the extent they are non-U.S. dollar-denominated, may be affected favorably or unfavorably by currency exchange rates, exchange control regulations, and restrictions or prohibitions on the repatriation of non-U.S. currencies. To the extent underlying securities held by the Fund trade on foreign exchanges that are closed when the exchange on which the Fund's shares trade is open, there may be deviations between the current price of an underlying security and the last quoted price for the underlying security on the closed foreign market. These deviations could result in the Fund experiencing premiums
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or discounts greater than those of ETFs that invest in domestic securities. Income and gains with respect to investments in certain countries may be subject to withholding and other taxes. There may be less information publicly available about a non-U.S. entity than about a U.S. entity, and many non-U.S. entities are not subject to accounting, auditing, and financial reporting standards, regulatory framework and practices comparable to those in the United States. The securities of some non-U.S. entities are less liquid and at times more volatile than securities of comparable U.S. entities, and could become subject to sanctions or embargoes that adversely affect the Fund's investment. Non-U.S. transaction costs, such as brokerage commissions and custody costs may be higher than in the U.S. In addition, there may be a possibility of nationalization or expropriation of assets, imposition of currency exchange controls, confiscatory taxation, and diplomatic developments that could adversely affect the values of the Fund's investments in certain non-U.S. countries. Investments in securities of non-U.S. issuers also are subject to foreign political and economic risk not associated with U.S. investments, meaning that political events (civil unrest, national elections, changes in political conditions and foreign relations, imposition of exchange controls and repatriation restrictions), social and economic events (labor strikes, rising inflation) and natural disasters occurring in a country where the Fund invests could cause the Fund's investments to experience gains or losses. In addition, the threat of or actual imposition of tariffs may adversely impact the price of non-U.S. securities. Certain countries may institute negative interest rates on certain fixed-income securities, and similar interest rate conditions may be experienced in other regions. Investments in fixed-income securities with very low or negative interest rates may magnify the Fund's susceptibility to interest rate risk and diminish yield and performance, and such investments may be subject to heightened volatility and reduced liquidity.
Reinvestment Risk. Income from the Fund's portfolio may decline when the Fund invests the proceeds from investment income, sales of portfolio securities or matured, traded or called debt obligations. For instance, during periods of declining interest rates, an issuer of debt obligations may exercise an option to redeem securities prior to maturity, forcing the Fund to reinvest the proceeds in lower-yielding securities. A decline in income received by the Fund from its investments is likely to have a negative effect on the yield and total return of the Fund Shares.
REIT Risk. REITs are subject to the risks associated with investing in the securities of real property companies. In particular, REITs may be affected by changes in the values of the underlying properties that they own or operate. Further, REITs are dependent upon specialized management skills, and their investments may be concentrated in relatively few properties, or in a small geographic area or a single property type. REITs are also subject to heavy cash flow dependency and, as a result, are particularly reliant on the proper functioning of capital markets, as well as defaults by borrowers and self-liquidation. A variety of economic and other factors may adversely affect a lessee's ability to meet its obligations to a REIT. In the event of a default by a lessee, the REIT may experience delays in enforcing its rights as a lessor and may incur substantial costs associated with protecting its investments. In addition, a REIT could possibly fail to qualify for favorable tax treatment under the Internal Revenue Code of 1986, as amended (the “Code”), or to maintain its exemptions from registration under the Investment Company Act of 1940, as amended, which could have adverse consequences for the Fund. Investments in REITs are also subject to the risks affecting equity markets generally.
Subsidiary Investment Risk. The Fund may invest up to 25% of its total assets in the Subsidiary without violating tax diversification rules applicable to RICs. By investing in the Subsidiary, the Fund is indirectly exposed to the risks associated with the Subsidiary's investments. The Subsidiary is not registered under 1940 Act and is therefore not subject to all of the investor protections of the 1940 Act. Thus, the Fund, as an investor in the Subsidiary, will not have all of the protections offered to investors in registered investment companies. In addition, changes in the laws of the United States and/or the Cayman Islands could result in the inability the Fund to operate as intended and could negatively affect the Fund and its shareholders.
Tax Risk. To qualify for the favorable U.S. federal income tax treatment accorded to RICs, the Fund must, among other things, derive in each taxable year at least 90% of its gross income from certain prescribed sources. Income derived from a direct investment in GLDM might not be treated as derived from one of those prescribed sources. The Fund generally intends to invest in GLDM indirectly through the Subsidiary. The Fund's investment in the Subsidiary is expected to provide the Fund with exposure to GLDM within the limitations of the federal tax requirements of the Code for qualification as a RIC. The Adviser intends to conduct the Fund's investments in the Subsidiary in a manner consistent with the terms and conditions of the regulations promulgated by the U.S. Treasury, and will monitor the Fund's investments in the Subsidiary to ensure that no more than 25% of the Fund's total assets are invested in the Subsidiary.
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U.S. Government Securities Risk. U.S. government securities, such as Treasury bills, notes and bonds and mortgage-backed securities guaranteed by the Government National Mortgage Association (Ginnie Mae), are supported by the full faith and credit of the United States; others are supported by the right of the issuer to borrow from the U.S. Treasury; others are supported by the discretionary authority of the U.S. government to purchase the agency's obligations; and still others are supported only by the credit of the issuing agency, instrumentality, or enterprise. Although U.S. government-sponsored enterprises such as the Federal Home Loan Mortgage Corporation (Freddie Mac) and the Federal National Mortgage Association (Fannie Mae) may be chartered or sponsored by Congress, they are not funded by Congressional appropriations, and their securities are not issued by the U.S. Treasury nor supported by the full faith and credit of the U.S. government. There is no assurance that the U.S. government would provide financial support to its agencies and instrumentalities if not required to do so. In addition, certain governmental entities have been subject to regulatory scrutiny regarding their accounting policies and practices and other concerns that may result in legislation, changes in regulatory oversight and/or other consequences that could adversely affect the credit quality, availability, or investment character of securities issued by these entities. The value and liquidity of U.S. government securities may be affected adversely by changes in the ratings of those securities. Securities issued by the U.S. Treasury historically have been considered to present minimal credit risk. The downgrade in the long-term U.S. credit rating by at least two major rating agencies has introduced greater uncertainty about the ability of the U.S. to repay its obligations. Further credit rating downgrades or a U.S. credit default could decrease the value and increase the volatility of the Fund's investments.
U.S. Treasury Obligations Risk. U.S. Treasury obligations may differ from other securities in their interest rates, maturities, times of issuance and other characteristics. Similar to other issuers, changes to the financial condition or credit rating of the U.S. government may cause the value of the Fund's U.S. Treasury obligations to decline. The total public debt of the United States as a percentage of gross domestic product grew rapidly after the financial crisis of 2008 and has remained at a historically high level. Although high debt levels do not necessarily indicate or cause economic problems, they may create certain systemic risks if sound debt management practices are not implemented. A high national debt level may increase market pressures to meet government funding needs, which may drive debt cost higher and cause a country to sell additional debt, thereby increasing refinancing risk. A high national debt also raises concerns that a government will not be able to make principal or interest payments when they are due. In the worst case, unsustainable debt levels can cause a decline in the value of the dollar (which may lead to inflation), and can prevent the U.S. government from implementing effective countercyclical fiscal policy in economic downturns. On August 5, 2011, Standard & Poor's Ratings Services downgraded U.S. Treasury securities from AAA rating to AA+ rating. Standard & Poor's Ratings Services stated that its decision was prompted by its view on the rising public debt burden and its perception of greater policymaking uncertainty. Fitch also downgraded its rating of U.S. Treasury securities from AAA to AA+ on August 1, 2023, citing increasing government debt and erosion in confidence regarding governance of fiscal matters as a result of repeated political standoffs related to debt limit approvals. Most recently, on May 16, 2025, Moody's downgraded U.S. long-term issuer and senior unsecured ratings from Aaa to Aa1 to reflect over a decade-long increase in government debt, as well as interest payment ratios higher than those of similarly rated countries. A downgrade of the ratings of U.S. government debt obligations, which are often used as a benchmark for other borrowing arrangements, could result in higher interest rates for individual and corporate borrowers, cause disruptions in the international bond markets and have a substantial negative effect on the U.S. economy. Any additional downgrades of U.S. Treasury securities from ratings agencies may cause the value of the Fund's U.S. Treasury obligations to decline. In recent years, impasses in Congress regarding the federal budget have caused temporary Federal government shutdowns. While Congress has temporarily suspended the debt limit from time to time, the risks that the U.S. government will not adopt a long-term budget or deficit reduction plan, of one or more additional Federal government shutdowns or of future failures to not increase the Federal government's debt limit, may affect investor and consumer confidence and may adversely impact financial markets and the broader economy, perhaps suddenly and to a significant degree.
Valuation Risk. Certain portfolio holdings may be valued on the basis of factors other than market quotations. This may occur more often in times of market turmoil or reduced liquidity. There are multiple methods that can be used to value a portfolio holding when market quotations are not readily available. The value established for any portfolio holding at a point in time might differ from what would be produced using a different methodology or if it had been priced using market quotations. Portfolio holdings that are valued using techniques other than market quotations, including “fair valued” securities, may be subject to greater fluctuation in their valuations from one day to the next than if market quotations were used. Technological issues or other service disruption issues involving third-party service
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providers may cause the Fund to value its investments incorrectly. In addition, there is no assurance that the Fund could sell or close out a portfolio position for the value established for it at any time, and it is possible that the Fund would incur a loss because a portfolio position is sold or closed out at a discount to the valuation established by the Fund at that time.
Non-Principal Risks
Authorized Participants, Market Makers and Liquidity Providers Concentration Risk. The Fund has a limited number of financial institutions that may act as Authorized Participants (“APs”), which are responsible for the creation and redemption activity for the Fund. In addition, there may be a limited number of market makers and/or liquidity providers in the marketplace. To the extent either of the following events occur, Fund Shares may trade at a material discount to NAV and possibly face delisting: (i) APs exit the business or otherwise become unable to process creation and/or redemption orders and no other APs step forward to perform these services, or (ii) market makers and/or liquidity providers exit the business or significantly reduce their business activities and no other entities step forward to perform their functions.
Cash Transaction Risk. To the extent the Fund sells portfolio securities to meet some or all of a redemption request with cash, the Fund may incur taxable gains or losses that it might not have incurred had it made redemptions entirely in-kind. As a result, the Fund may pay out higher annual capital gain distributions than if the in-kind redemption process was used.
Conflicts of Interest Risk. An investment in the Fund will be subject to a number of actual or potential conflicts of interest. For example, the Adviser or its affiliates may provide services to the Fund, such as securities lending agency services, custodial, administrative, bookkeeping, and accounting services, transfer agency and shareholder servicing, securities brokerage services, and other services for which the Fund would compensate the Adviser and/or such affiliates. The Fund may invest in other pooled investment vehicles sponsored, managed, or otherwise affiliated with the Adviser. There is no assurance that the rates at which the Fund pays fees or expenses to the Adviser or its affiliates, or the terms on which it enters into transactions with the Adviser or its affiliates will be the most favorable available in the market generally or as favorable as the rates the Adviser or its affiliates make available to other clients. Because of its financial interest, the Adviser will have an incentive to enter into transactions or arrangements on behalf of the Fund with itself or its affiliates in circumstances where it might not have done so in the absence of that interest, provided that the Adviser will comply with applicable regulatory requirements.
The Adviser and its affiliates serve as investment adviser to other clients and may make investment decisions that may be different from those that will be made by the Adviser on behalf of the Fund. For example, the Adviser may provide asset allocation advice to some clients that may include a recommendation to invest in or redeem from particular issuers while not providing that same recommendation to all clients invested in the same or similar issuers. The Adviser may (subject to applicable law) be simultaneously seeking to purchase (or sell) investments for the Fund and to sell (or purchase) the same investment for accounts, funds, or structured products for which it serves as asset manager, or for other clients or affiliates. The Adviser and its affiliates may invest for clients in various securities that are senior, pari passu or junior to, or have interests different from or adverse to, the securities that are owned by the Fund. The Adviser or its affiliates, in connection with its other business activities, may acquire material nonpublic confidential information that may restrict the Adviser from purchasing securities or selling securities for itself or its clients (including the Fund) or otherwise using such information for the benefit of its clients or itself.
The foregoing does not purport to be a comprehensive list or complete explanation of all potential conflicts of interests which may affect the Fund. The Fund may encounter circumstances, or enter into transactions, in which conflicts of interest that are not listed or discussed above may arise.
Costs of Buying and Selling Shares. Investors buying or selling Fund Shares in the secondary market will pay brokerage commissions or other charges imposed by brokers, as determined by that broker. Brokerage commissions are often a fixed amount and may be a significant proportional cost for investors seeking to buy or sell relatively small amounts of Fund Shares. In addition, secondary market investors will also incur the cost of the difference between the price that an investor is willing to pay for Fund Shares (the “bid” price) and the price at which an investor is willing to sell Fund Shares (the “ask” price). This difference in bid and ask prices is often referred to as the “spread” or “bid/ask spread.” The bid/ask spread varies over time for Fund Shares based on trading volume and market liquidity, and is generally lower if Fund Shares have more trading volume and market liquidity and higher if Fund Shares have little
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trading volume and market liquidity. Further, increased market volatility may cause increased bid/ask spreads. Due to the costs of buying or selling Fund Shares, including bid/ask spreads, frequent trading of Fund Shares may significantly reduce investment results and an investment in Fund Shares may not be advisable for investors who anticipate regularly making small investments.
Cybersecurity Risk. With the increased use of technologies such as the Internet and the dependence on computer systems to perform business and operational functions, funds (such as the Fund) and their service providers (including the Adviser) may be prone to operational and information security risks resulting from cyber-attacks and/or technological malfunctions. Furthermore, geopolitical tensions may have increased the scale and sophistication of deliberate cybersecurity attacks, particularly those from nation-states or from entities with nation-state backing. In general, cyber-attacks are deliberate, but unintentional events may have similar effects. Cyber-attacks include, among others, stealing or corrupting data maintained online or digitally, preventing legitimate users from accessing information or services on a website, releasing confidential information without authorization, and causing operational disruption. Successful cyber-attacks against, or security breakdowns of, the Fund, the Adviser, a custodian, the transfer agent, or other affiliated or third-party service provider may adversely affect the Fund or its shareholders. For instance, cyber-attacks or technical malfunctions may interfere with the processing of shareholder or other transactions, affect the Fund's ability to calculate its NAV, cause the release of private shareholder information or confidential Fund information, impede trading, cause reputational damage, and subject the Fund to regulatory fines, penalties or financial losses, reimbursement or other compensation costs, and additional compliance costs. Cyber-attacks or technical malfunctions may render records of Fund assets and transactions, shareholder ownership of Fund Shares, and other data integral to the functioning of the Fund inaccessible or inaccurate or incomplete. The Fund may also incur substantial costs for cybersecurity risk management in order to prevent cyber incidents in the future. The Fund and its shareholders could be negatively impacted as a result. While the Adviser has established a business continuity plan and systems designed to minimize the risk of cyber-attacks through the use of technology, processes and controls, there are inherent limitations in such plans and systems, including the possibility that certain risks have not been identified, given the evolving nature of this threat. The use of artificial intelligence and machine learning could exacerbate these risks or result in cyber security incidents that implicate personal data. The Fund relies on third-party service providers for many of its day-to-day operations, and will be subject to the risk that the protections and protocols implemented by those service providers will be ineffective to protect the Fund from cyber-attack. The Adviser does not control the cybersecurity plans and systems put in place by third-party service providers, and such third-party service providers may have limited indemnification obligations to the Adviser or the Fund. Similar types of cybersecurity risks or technical malfunctions also are present for issuers of securities in which the Fund invests, which could result in material adverse consequences for such issuers, and may cause the Fund's investment in such securities to lose value.
Index Construction Risk. A security included in the Index may not exhibit the characteristic or provide the specific exposure for which it was selected and consequently the Fund's holdings may not exhibit returns consistent with that characteristic or exposure.
Index Licensing Risk. It is possible that the license under which the Adviser or the Fund is permitted to replicate or otherwise use the Index will be terminated or may be disputed, impaired or cease to remain in effect. In such a case, the Adviser may be required to replace the Index with another index which it considers to be appropriate in light of the investment strategy of the Fund. The use of any such substitute index may have an adverse impact on the Fund's performance. In the event that the Adviser is unable to identify a suitable replacement for the Index, it may determine to terminate the Fund.
Portfolio Turnover Risk. The Fund may engage in frequent trading of its portfolio securities. Fund turnover generally involves a number of direct and indirect costs and expenses to the Fund, including, for example, brokerage commissions, dealer mark-ups and bid/asked spreads, and transaction costs on the sale of securities and reinvestment in other securities. The costs related to increased portfolio turnover have the effect of reducing the Fund's investment return, and the sale of securities by the Fund may result in the realization of taxable capital gains, including short-term capital gains. The Fund may engage in significant trading of its portfolio securities in connection with Index rebalancing. Frequent or significant trading may cause the Fund to incur additional transaction costs and experience different tax consequences in comparison to an ETF that does not engage in frequent or significant trading.
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Regulatory Risk. Governmental and regulatory actions may have unexpected or adverse consequences on particular markets, strategies, or investments, which may adversely impact the Fund and impair how it is managed. Policy and legislative changes in the United States and in other countries may affect aspects of financial regulation, and may in some instances contribute to decreased liquidity and increased volatility in the financial markets. The impact of these changes on the markets, and the practical implications for market participants, may not be fully known for some time.
Securities Lending Risk. The Fund may lend portfolio securities in an amount not to exceed 40% of the value of its net assets. For these purposes, net assets shall exclude the value of all assets received as collateral for the loan. Such loans may be terminated at any time. Any such loans must be continuously secured by collateral maintained on a current basis in an amount at least equal to the market value of the securities loaned by the Fund, marked to market each trading day. The Fund will receive the amount of all dividends, interest and other distributions on the loaned securities; however, the borrower has the right to vote the loaned securities. The Fund will call loans to vote proxies if a material issue affecting the investment is to be voted upon. Efforts to recall such securities promptly may be unsuccessful, especially for foreign securities or thinly traded securities. Securities lending involves the risk that the Fund may lose money because the borrower of the loaned securities fails to return the securities in a timely manner or at all. Should the borrower of the securities fail financially, the Fund may experience delays in recovering the securities or exercising its rights in the collateral. Loans are made only to borrowers that are deemed by the securities lending agent to be of good financial standing. In a loan transaction, the Fund will also bear the risk of any decline in value of securities provided as collateral or acquired with cash collateral. The Fund will attempt to minimize this risk by limiting the investment of cash collateral to high quality instruments of short maturity either directly on behalf of the lending Fund or through one or more joint accounts or funds, which may include those managed by the Adviser. To the extent the collateral provided or investments made with cash collateral differ from securities included in the Index, such collateral or investments may have a greater risk of loss than the securities included in the Index. In addition, the Fund will be subject to the risk that any income generated by lending its securities or reinvesting cash collateral is lower than any fees the Fund has agreed to pay a borrower. The Adviser will take into account the tax impact to shareholders of substitute payments for dividends when overseeing the Fund's securities lending activity.
Trading Issues. Although Fund Shares are listed for trading on the Exchange and may be listed or traded on U.S. and non-U.S. stock exchanges other than the Exchange, there can be no assurance that an active trading market for the Fund Shares will develop or be maintained. Trading in Fund Shares on the Exchange may be halted due to market conditions or for reasons that, in the view of the Exchange, make trading in Fund Shares inadvisable. In addition, trading in Fund Shares on the Exchange is subject to trading halts caused by extraordinary market volatility pursuant to Exchange “circuit breaker” rules. Similar to the shares of operating companies listed on a stock exchange, Fund Shares may be sold short and are therefore subject to the risk of increased volatility in the trading price of the Fund's shares. While the Fund expects that the ability of Authorized Participants to create and redeem Fund Shares at NAV should be effective in reducing any such volatility, there is no guarantee that it will eliminate the volatility associated with such short sales. There can be no assurance that the requirements of the Exchange necessary to maintain the listing of the Fund will continue to be met or will remain unchanged or that Fund Shares will trade with any volume, or at all, on any stock exchange.
Management
Investment Adviser
SSGA FM serves as the investment adviser to the Fund and, subject to the oversight of the Board, is responsible for the investment management of the Fund. The Adviser provides an investment management program for the Fund and manages the investment of the Fund's assets. In addition, the Adviser will provide administrative, compliance and general management services to the Fund. The Adviser is a wholly-owned subsidiary of State Street Global Advisors, Inc., which is itself a wholly-owned subsidiary of State Street Corporation. The Adviser is registered with the SEC under the Investment Advisers Act of 1940, as amended. The Adviser and certain other affiliates of State Street Corporation make up State Street Investment Management, the investment management arm of State Street Corporation. As of [  ], 2026, the Adviser managed approximately $[  ] trillion in assets and State Street Investment Management managed approximately $[  ] trillion in assets. The Adviser's principal business address is One Congress Street, Boston, Massachusetts 02114.
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For the services provided to the Fund under the Investment Advisory Agreement, the Fund expects to pay the Adviser the annual fee based on a percentage of the Fund's average daily net assets as set forth below. The management fee is reduced by any acquired fund fees and expenses attributable to the Fund's investments in other investment companies (except acquired fund fees and expenses associated with holdings of acquired funds for cash management purposes).

State Street SPDR Nasdaq MyPaycheck ETF	[ ]%
From time to time, the Adviser may waive all or a portion of its management fee. The Adviser pays all expenses of the Fund other than the management fee, acquired fees and expenses associated with holdings of acquired funds for cash management purposes, brokerage expenses, taxes, interest, fees and expenses of the Independent Trustees (including any Trustee's counsel fees), litigation expenses, acquired fund fees and expenses and other extraordinary expenses.
A summary of the factors considered by the Board in connection with the initial approval of the Investment Advisory Agreement for the Fund will be available in the Fund's Form N-CSR filing with the SEC for the period ended [  ], 2026.
SSGA FM, as the investment adviser for the Fund, may hire one or more sub-advisers to oversee the day-to-day investment activities of the Fund. The sub-advisers are subject to oversight by the Adviser. The Adviser and the Trust have received an exemptive order from the SEC that permits the Adviser, with the approval of the Board, including a majority of the Independent Trustees, of the Trust, to retain and amend existing sub-advisory agreements with unaffiliated investment sub-advisers for the Fund without submitting the sub-advisory agreement to a vote of the Fund's shareholders. The Trust will notify shareholders in the event of any change in the identity of such sub-adviser or sub-advisers. The Adviser has ultimate responsibility for the investment performance of the Fund due to its responsibility to oversee each sub-adviser and recommend their hiring, termination and replacement. The Adviser is not required to disclose fees paid to any unaffiliated sub-adviser retained pursuant to the order.
The Subsidiary. The Fund expects to gain exposure to GLDM by investing in the Subsidiary, a wholly-owned, exempted limited company organized under the laws of the Cayman Islands. The Subsidiary is overseen by its own board of directors. The Adviser serves as the Subsidiary's investment adviser and manages the Subsidiary to comply with the compliance policies and procedures of the Fund.
Portfolio Managers.
The Fund is managed using a team of investment professionals. The team approach is used to create an environment that encourages the flow of investment ideas. The portfolio managers within the team work together in a cohesive manner to develop and enhance techniques that drive the investment process for the investment strategy. This approach requires portfolio managers to share a variety of responsibilities, including investment strategy and analysis, while retaining responsibility for the implementation of the strategy within any particular portfolio. The approach also enables the team to draw upon the resources of other groups within State Street Investment Management. The portfolio management team is overseen by State Street Investment Management's internal governance.
The professionals primarily responsible for the day-to-day management of the Fund are Karl Schneider, Emiliano Rabinovich and Raymond Donofrio.
Karl Schneider, CAIA, is a Managing Director of State Street Investment Management and Co-Head of the Systematic Equity Team in the Americas. He also serves as a Senior Portfolio Manager for a number of the Systematic Equity Team's index equity portfolios. Previously within the Systematic Equity Team, he was the Deputy Head of the Americas, and prior to that served as a portfolio manager and product specialist for U.S. equity strategies and synthetic beta strategies, including commodities, buy/write, and hedge fund replication. He is a member of the S&P Dow Jones U.S. Equities Index Advisory Panel. Prior to joining the Systematic Equity Team, Mr. Schneider worked as a portfolio manager in State Street Investment Management's Currency Management Group, managing both active currency selection and traditional passive hedging overlay portfolios. He joined State Street Investment Management in 1997. Mr. Schneider holds a Bachelor of Science in Finance and Investments from Babson College and a Master of Science in Finance from the Carroll School of Management at Boston College. He has earned the Chartered Alternative Investment Analyst (CAIA) designation and is a member of the CAIA Association.
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Emiliano Rabinovich, CFA, is a Managing Director of State Street Investment Management and Co-Head of the Systematic Equity Team in the Americas. Within the Systematic Equity Team, he is the strategy leader for their Tax Aware, Smart Beta and ESG products. Mr. Rabinovich manages a varied mix of portfolios that include both traditional indexing as well as a variety of alternative beta mandates. He also manages local and global strategies and fund structures, which include separately managed accounts, commingled funds, mutual funds and ETFs. Mr. Rabinovich joined State Street Investment Management in Montreal in 2006, where he served as the Head of the Indexing team in Canada. He has been working in the investment management field since 2003. Mr. Rabinovich holds a Bachelor of Arts in Economics from the University of Buenos Aires and a Master of Arts in Economics from the University of CEMA. He has also earned the Chartered Financial Analyst (CFA) designation and is a member of CFA Society Boston, Inc.
Raymond Donofrio is a Vice President of State Street Investment Management and a Senior Portfolio Manager in the Systematic Equity Team. Mr. Donofrio is currently responsible for managing various equity index funds, with both domestic and international strategies. Prior to his current role, Mr. Donofrio was an analyst for State Street Investment Management's Strategy and Research Group within the Global ETF Group. He began his career as an associate within the Investment Operations team at State Street Investment Management, where he supported the portfolio managers of the Systematic Equity Team, mainly focusing on international strategies. Mr. Donofrio received his Bachelor of Science in Financial Services from Bryant University and his Master of Business Administration with a concentration in Finance from Boston University's Questrom School of Business.
Additional information about the portfolio managers' compensation, other accounts managed by the portfolio managers, and the portfolio managers' ownership of the Fund is available in the SAI.
Administrator, Sub-Administrator, Custodian and Transfer Agent. The Adviser serves as Administrator for the Fund. State Street, part of State Street Corporation, serves as the Sub-Administrator for the Fund and the Custodian for the Fund's assets, and serves as Transfer Agent to the Fund.
Lending Agent. State Street serves as the securities lending agent for the Trust. For its services, the lending agent would typically receive a portion of the net investment income, if any, earned on the collateral for the securities loaned.
Distributor. State Street Global Advisors Funds Distributors, LLC (“SSGA FD” or the “Distributor”), serves as the Fund's distributor pursuant to the Distribution Agreement between SSGA FD and the Trust. The Distributor will not distribute Fund Shares in less than Creation Units, and it does not maintain a secondary market in Fund Shares. The Distributor may enter into selected dealer agreements with other broker-dealers or other qualified financial institutions for the sale of Creation Units of Fund Shares.
Additional Information. The Board oversees generally the operations of the Fund and the Trust. The Trust enters into contractual arrangements with various parties, including, among others, the Fund's investment adviser, custodian, transfer agent, and accountants, who provide services to the Fund. Shareholders are not parties to any such contractual arrangements or intended beneficiaries of those contractual arrangements, and those contractual arrangements are not intended to create in any shareholder any right to enforce them directly against the service providers or to seek any remedy under them directly against the service providers.
This Prospectus provides information concerning the Trust and the Fund that you should consider in determining whether to purchase Fund Shares. Neither this Prospectus nor the related SAI is intended, or should be read, to be or give rise to an agreement or contract between the Trust or the Fund and any investor, or to give rise to any rights in any shareholder or other person other than any rights under federal or state law that may not be waived.
Index/Trademark Licenses/Disclaimers
The Index Provider is not affiliated with the Trust, the Adviser, the Fund's Administrator, Sub-Administrator, Custodian, Transfer Agent, SSGA FD or any of their respective affiliates. The Adviser (“Licensee”) has entered into a license agreement with the Index Provider pursuant to which the Adviser pays a fee to use the Index. The Adviser is sub-licensing rights to the Index to the Fund at no charge.
State Street SPDR Nasdaq MyPaycheck ETF (the “Product”) is not sponsored, endorsed, sold or promoted by Nasdaq, Inc. or its affiliates (Nasdaq, with its affiliates, are referred to as the “Corporations”). The Corporations have not passed on the legality or suitability of, or the accuracy or adequacy of descriptions and disclosures relating to, the Product. The Corporations make no representation or warranty, express or implied to the owners of the Product or any
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member of the public regarding the advisability of investing in securities generally or in the Product particularly, or the ability of the Nasdaq MyPaycheck Total Return Index to track general stock market performance. The Corporations' only relationship to Licensee is in the licensing of the Nasdaq®, Nasdaq MyPaycheck Total Return Index trade/service marks and certain trade names of the Corporations and the use of the Nasdaq MyPaycheck Total Return Index which is determined, composed and calculated by Nasdaq without regard to Licensee or the Product. Nasdaq has no obligation to take the needs of the Licensee or the owners of the Product into consideration in determining, composing or calculating the Nasdaq MyPaycheck Total Return Index. The Corporations are not responsible for and have not participated in the determination of the timing of, prices at, or quantities of the Product to be issued or in the determination or calculation of the equation by which the Product is to be converted into cash. The Corporations have no liability in connection with the administration, marketing or trading of the Product.
THE CORPORATIONS DO NOT GUARANTEE THE ACCURACY AND/OR UNINTERRUPTED CALCULATION OF NASDAQ MYPAYCHECK TOTAL RETURN INDEX OR ANY DATA INCLUDED THEREIN. THE CORPORATIONS MAKE NO WARRANTY, EXPRESS OR IMPLIED, AS TO RESULTS TO BE OBTAINED BY LICENSEE, OWNERS OF THE PRODUCT, OR ANY OTHER PERSON OR ENTITY FROM THE USE OF THE NASDAQ MYPAYCHECK TOTAL RETURN INDEX OR ANY DATA INCLUDED THEREIN. THE CORPORATIONS MAKE NO EXPRESS OR IMPLIED WARRANTIES, AND EXPRESSLY DISCLAIM ALL WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR USE WITH RESPECT TO THE NASDAQ MYPAYCHECK TOTAL RETURN INDEX OR ANY DATA INCLUDED THEREIN. WITHOUT LIMITING ANY OF THE FOREGOING, IN NO EVENT SHALL THE CORPORATIONS HAVE ANY LIABILITY FOR ANY LOST PROFITS OR SPECIAL, INCIDENTAL, PUNITIVE, INDIRECT, OR CONSEQUENTIAL DAMAGES, EVEN IF NOTIFIED OF THE POSSIBILITY OF SUCH DAMAGES.
SPDR Trademark. The “SPDR” trademark is used under license from Standard & Poor's Financial Services LLC (“S&P”). No Fund offered by the Trust or its affiliates is sponsored, endorsed, sold or marketed by S&P or its affiliates. S&P makes no representation or warranty, express or implied, to the owners of the Fund or any member of the public regarding the advisability of investing in securities generally or in the Fund particularly or the ability of the Index on which the Fund is based to track general stock market performance. S&P is not responsible for and has not participated in any determination or calculation made with respect to issuance or redemption of Fund Shares. S&P has no obligation or liability in connection with the administration, marketing or trading of the Fund.
WITHOUT LIMITING ANY OF THE FOREGOING, IN NO EVENT SHALL S&P HAVE ANY LIABILITY FOR ANY SPECIAL, PUNITIVE, INDIRECT, OR CONSEQUENTIAL DAMAGES (INCLUDING, BUT NOT LIMITED TO, LOST PROFITS), EVEN IF NOTIFIED OF THE POSSIBILITY OF SUCH DAMAGES.
Additional Purchase and Sale Information
Fund Shares are listed for secondary trading on the Exchange and individual Fund Shares may only be purchased and sold in the secondary market through a broker-dealer. The secondary markets are closed on weekends and also are generally closed on the following holidays: New Year's Day, Dr. Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day (observed), Juneteenth National Independence Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. The Exchange may close early on the business day before certain holidays and on the day after Thanksgiving Day. Exchange holiday schedules are subject to change without notice. If you buy or sell Fund Shares in the secondary market, you will pay the secondary market price for Fund Shares. In addition, you may incur customary brokerage commissions and charges and may pay some or all of the spread between the bid and the offered price in the secondary market on each leg of a round trip (purchase and sale) transaction.
The trading prices of Fund Shares will fluctuate continuously throughout trading hours based on market supply and demand rather than the Fund's NAV, which is calculated for the Fund once daily as of the close of the regular trading session on the NYSE (ordinarily 4:00 p.m. Eastern time) on each day that such exchange is open. Fund Shares will trade on the Exchange at prices that may be above (i.e., at a premium) or below (i.e., at a discount), to varying degrees, the calculated NAV of Fund Shares. The trading prices of Fund Shares may deviate significantly from the Fund's NAV during periods of market volatility. Given, however, that Fund Shares can be issued and redeemed daily in Creation Units, the Adviser believes that large discounts and premiums to NAV should not be sustained over long periods.
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The Exchange will disseminate, every fifteen seconds during the regular trading day, an indicative optimized portfolio value (“IOPV”) relating to the Fund. The IOPV calculations are estimates of the value of the Fund's NAV per Fund Share. Premiums and discounts between the IOPV and the market price may occur. This should not be viewed as a “real-time” update of the NAV per Fund Share. The IOPV is based on the current market value of the published basket of portfolio securities and/or cash required to be deposited in exchange for a Creation Unit and does not necessarily reflect the precise composition of the Fund's actual portfolio at a particular point in time. Moreover, the IOPV is generally determined by using current market quotations and/or price quotations obtained from broker-dealers and other market intermediaries and valuations based on current market rates. The IOPV may not be calculated in the same manner as the NAV, which (i) is computed only once a day, (ii) unlike the calculation of the IOPV, takes into account Fund expenses, and (iii) may be subject, in accordance with the requirements of the 1940 Act, to fair valuation at different prices than those used in the calculations of the IOPV. When applicable, the IOPV price is based on quotes and closing prices from the securities' local market converted into U.S. dollars at the current currency rates and may not reflect events that occur subsequent to the local market's close. Therefore, the IOPV may not reflect the best possible valuation of the Fund's current portfolio. Neither the Fund nor the Adviser or any of their affiliates are involved in, or responsible for, the calculation or dissemination of such IOPVs and make no warranty as to their accuracy.
The Fund does not impose any restrictions on the frequency of purchases and redemptions; however, the Fund reserves the right to reject or limit purchases at any time as described in the SAI. When considering that no restriction or policy was necessary, the Board evaluated the risks posed by market timing activities, such as whether frequent purchases and redemptions would interfere with the efficient implementation of the Fund's investment strategy, or whether they would cause the Fund to experience increased transaction costs. The Board considered that, unlike traditional mutual funds, Fund Shares are issued and redeemed only in large quantities of shares known as Creation Units, available only from the Fund directly, and that most trading in the Fund occurs on the Exchange at prevailing market prices and does not involve the Fund directly. Given this structure, the Board determined that it is unlikely that (a) market timing would be attempted by the Fund's shareholders or (b) any attempts to market time the Fund by shareholders would result in negative impact to the Fund or its shareholders.
Distributions
Dividends and Capital Gains. As a Fund shareholder, you are entitled to your share of the Fund's income and net realized gains on its investments. The Fund pays out substantially all of its net earnings to its shareholders as “distributions.”
The Fund may earn dividends from stocks and, if participating, securities lending income. The Fund will generally realize short-term capital gains or losses whenever it sells or exchanges assets held for one year or less. Net short-term capital gains will generally be treated as ordinary income when distributed to shareholders. The Fund will generally realize long-term capital gains or losses whenever it sells or exchanges assets held for more than one year. Net capital gains (the excess of the Fund's net long-term capital gains over its net short-term capital losses) are distributed to shareholders as “capital gain distributions.”
Income dividend distributions, if any, are generally distributed to shareholders monthly, but may vary significantly from period to period.
Net capital gains for the Fund are distributed at least annually. Dividends may be declared and paid more frequently or at any other time to improve Index tracking or to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended (the “Code”). A portion of each distribution may result in a return of capital. You will be notified regarding the portion of the distribution which represents a return of capital.
Distributions in cash may be reinvested automatically in additional whole Fund Shares only if the broker through whom you purchased Fund Shares makes such option available. Distributions which are reinvested will nevertheless be taxable to the same extent as if such distributions had not been reinvested.
Portfolio Holdings Disclosure
The Fund's portfolio holdings disclosure policy is described in the SAI. In addition, the identities and quantities of the securities held by the Fund are disclosed on the Fund's website.
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Additional Tax Information
The following discussion is a summary of some important U.S. federal income tax considerations generally applicable to an investment in the Fund. Your investment in the Fund may have other tax implications. Please consult your tax advisor about federal, state, local, foreign or other tax laws applicable to you. Investors, including non-U.S. investors, may wish to consult the SAI tax section for additional disclosure.
Taxes On Distributions. In general, your distributions are subject to federal income tax when they are paid, whether you take them in cash or reinvest them in the Fund. The income dividends and short-term capital gains distributions you receive from the Fund will generally be taxed as ordinary income. Any distributions of the Fund's net capital gains are taxable as long-term capital gain regardless of how long you have owned Fund Shares. Long-term capital gains are generally taxed to noncorporate shareholders at reduced rates. Distributions in excess of the Fund's current and accumulated earnings and profits are treated as a tax-free return of capital to the extent of (and in a reduction of) your basis in the Fund's shares, and, in general, as capital gain thereafter. A significant portion of the Fund's distributions may be treated as a return of capital. In general, dividends may be reported by the Fund as qualified dividend income if they are attributable to qualified dividend income received by the Fund (or an underlying fund), which, in general, includes dividend income from taxable U.S. corporations and certain foreign corporations (i.e., certain foreign corporations incorporated in a possession of the United States or in certain countries with a comprehensive tax treaty with the United States, and certain other foreign corporations if the stock with respect to which the dividend is paid is readily tradable on an established securities market in the United States), provided that the Fund (or underlying fund) satisfies certain holding period requirements in respect of the stock of such corporations and has not hedged its position in the stock in certain ways. A dividend generally will not be treated as qualified dividend income if the dividend is received with respect to any share of stock held for fewer than 61 days during the 121-day period beginning at the date which is 60 days before the date on which such share becomes ex-dividend with respect to such dividend or, in the case of certain preferred stock, for fewer than 91 days during the 181-day period beginning 90 days before such date. These holding period requirements will also apply to your ownership of Fund Shares. Holding periods may be suspended for these purposes for stock that is hedged. Additionally, income derived in connection with securities lending activities will not be treated as qualified dividend income.
U.S. individuals with income exceeding specified thresholds are subject to a 3.8% Medicare contribution tax on all or a portion of their “net investment income,” which includes taxable interest, dividends and certain capital gains (generally including capital gain distributions and capital gains realized upon the sale of Fund Shares). This 3.8% tax also applies to all or a portion of the undistributed net investment income of certain shareholders that are estates and trusts.
Certain tax-exempt educational institutions will be subject to an excise tax on net investment income. For these purposes, certain dividends and capital gain distributions, and certain gains from the disposition of Fund Shares (among other categories of income), are generally taken into account in computing a shareholder's net investment income.
Distributions paid in January, but declared by the Fund in October, November or December of the previous year, payable to shareholders of record in such a month, may be taxable to you in the calendar year in which they were declared. The Fund will inform you of the amount of your ordinary income dividends and capital gain distributions shortly after the close of each calendar year.
A distribution will reduce the Fund's NAV per Fund Share and may be taxable to you as ordinary income or capital gain even though, from an investment standpoint, the distribution may constitute a return of capital.
Original Issue Discount. Investments by the Fund in zero coupon or other discount securities will result in income to the Fund equal to a portion of the excess face value of the securities over their issue price (the “original issue discount” or “OID”) each year that the securities are held, even though the Fund may receive no cash interest payments or may receive cash interest payments that are less than the income recognized for tax purposes. In other circumstances, whether pursuant to the terms of a security or as a result of other factors outside the control of the Fund, the Fund may recognize income without receiving a commensurate amount of cash. The Fund's share of such income is included in determining the amount that the Fund must distribute to maintain its eligibility for treatment as a regulated investment company and to avoid the payment of federal tax, including the nondeductible 4% excise tax. Because any
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income required to be recognized as a result of the OID and/or market discount rules (discussed below) may not be matched by a corresponding cash payment, the Fund may be required to borrow money or dispose of securities to be able to make distributions to its shareholders in order to qualify for treatment as a regulated investment company and eliminate taxes at the Fund level.
Inflation-Indexed Bonds. Special rules apply if the Fund holds inflation-indexed bonds. Generally, all stated interest on inflation-indexed bonds is taken into income by the Fund under its regular method of accounting for interest income. The amount of any positive inflation adjustment for a taxable year, which results from an increase in the inflation-adjusted principal amount of the bond, is treated as OID. The amount of the Fund's OID in a taxable year with respect to a bond will increase the Fund's taxable income for such year without a corresponding receipt of cash until the bond matures. As a result, the Fund may need to use other sources of cash to satisfy its distribution requirements for such year. The amount of any negative inflation adjustments, which result from a decrease in the inflation-adjusted principal amount of the bond, first reduces the amount of interest (including stated interest, OID, and market discount, if any) otherwise includible in the Fund's income with respect to the bond for the taxable year; any remaining negative adjustments will be either treated as ordinary loss or, in certain circumstances, carried forward to reduce the amount of interest income taken into account with respect to the bond in future taxable years.
Market Discount. Any market discount recognized on a market discount bond is taxable as ordinary income. A market discount bond is a bond acquired in the secondary market at a price below redemption value or below adjusted issue price if the bond was issued with original issue discount. Absent an election by the Fund to include the market discount in income as it accrues, the gain on the Fund's disposition of such an obligation will be treated as ordinary income rather than capital gain to the extent of the accrued market discount. Where the income required to be recognized as a result of the market discount rules is not matched by a corresponding cash payment, the Fund may be required to borrow money or dispose of securities to be able to make distributions to its shareholders in order to qualify for treatment as a regulated investment company and eliminate taxes at the Fund level, potentially resulting in additional taxable gain or loss to the Fund.
Derivatives and Other Complex Securities. The Fund may invest in complex securities. These investments may be subject to numerous special and complex rules. These rules could affect whether gains and losses recognized by the Fund are treated as ordinary income or capital gain, accelerate the recognition of income to the Fund and/or defer the Fund's ability to recognize losses. In turn, these rules may affect the amount, timing or character of the income distributed to you by the Fund. You should consult your personal tax advisor regarding the application of these rules.
Foreign Income Taxes. Investment income received by the Fund from sources within foreign countries may be subject to foreign income taxes withheld at the source. The United States has entered into tax treaties with many foreign countries which may entitle the Fund to a reduced rate of such taxes or exemption from taxes on such income. It is impossible to determine the effective rate of foreign tax for the Fund in advance since the amount of the assets to be invested within various countries is not known. If more than 50% of the total assets of the Fund at the close of its taxable year consist of certain foreign stocks or securities, the Fund may elect to “pass through” to you certain foreign income taxes (including withholding taxes) paid by the Fund. If at least 50% of the Fund's assets consist of stock of other regulated investment companies, the Fund may also make such an election.. If the Fund makes such an election, you will be considered to have received as an additional dividend your share of such foreign taxes, but you may be entitled to either a corresponding tax deduction in calculating your taxable income, or, subject to certain limitations, a credit in calculating your federal income tax. No deduction for such taxes will be permitted to individuals in computing their alternative minimum tax liability. If the Fund does not so elect, the Fund will be entitled to claim a deduction for certain foreign taxes incurred by the Fund. Under certain circumstances, if the Fund receives a refund of foreign taxes paid in respect of a prior year, the value of Fund Shares could be affected or any foreign tax credits or deductions passed through to shareholders in respect of the Fund's foreign taxes for the current year could be reduced.
Taxes on Exchange-Listed Share Sales. Any capital gain or loss realized upon a sale of Fund Shares is generally treated as long-term capital gain or loss if Fund Shares have been held for more than one year and as short-term capital gain or loss if Fund Shares have been held for one year or less, except that any capital loss on the sale of Fund Shares held for six months or less is treated as long-term capital loss to the extent that capital gain dividends were paid with respect to the Fund Shares.
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Taxes on Creations and Redemptions of Creation Units. A person who exchanges securities for Creation Units generally will recognize a gain or loss. The gain or loss will be equal to the difference between the market value of the Creation Units at the time and the exchanger's aggregate basis in the securities surrendered plus any cash paid for the Creation Units. A person who exchanges Creation Units for securities will generally recognize a gain or loss equal to the difference between the exchanger's basis in the Creation Units and the aggregate market value of the securities and the amount of cash received. The Internal Revenue Service (the “IRS”), however, may assert that a loss realized upon an exchange of securities for Creation Units cannot be deducted currently under the rules governing “wash sales,” or on the basis that there has been no significant change in economic position. Persons exchanging securities should consult their own tax advisor with respect to whether wash sale rules apply and when a loss might be deductible.
Under current federal tax laws, any capital gain or loss realized upon a redemption (or creation) of Creation Units is generally treated as long-term capital gain or loss if the Fund Shares (or securities surrendered) have been held for more than one year and as a short-term capital gain or loss if the Fund Shares (or securities surrendered) have been held for one year or less.
If you create or redeem Creation Units, you will be sent a confirmation statement showing how many Fund Shares you purchased or sold and at what price.
The Trust, on behalf of the Fund, has the right to reject an order for Creation Units if the purchaser (or a group of purchasers) would, upon obtaining the Fund Shares so ordered, own 80% or more of the outstanding shares of the Fund and if, pursuant to Section 351 of the Code, the Fund would have a basis in the securities different from the market value of the securities on the date of deposit.  The Trust also has the right to require information necessary to determine beneficial share ownership for purposes of the 80% determination.  If the Trust does issue Creation Units to a purchaser (or a group of purchasers) that would, upon obtaining the Fund Shares so ordered, own 80% or more of the outstanding shares of the Fund, the purchaser (or group of purchasers) will not recognize gain or loss upon the exchange of securities for Creation Units.
If the Fund redeems Creation Units in cash, it may bear additional costs and recognize more capital gains than it would if it redeems Creation Units in-kind.
Investments In Certain Foreign Corporations. The Fund may invest in foreign entities classified as passive foreign investment companies or “PFICs” or controlled foreign corporations or “CFCs” under the Code. PFIC and CFC investments are subject to complex rules that may under certain circumstances adversely affect the Fund. Accordingly, investors should consult their own tax advisors and carefully consider the tax consequences of PFIC and CFC investments by the Fund before making an investment in the Fund. The Fund's dividends attributable to dividends received from PFICs and certain CFCs generally will not be treated as qualified dividend income. Additional information pertaining to the potential tax consequences to the Fund, and to the shareholders, from the Fund's potential investment in PFICs and CFCs can be found in the SAI.
As discussed above, to qualify for the favorable U.S. federal income tax treatment accorded to RICs, the Fund must, among other things, derive in each taxable year at least 90% of its gross income from certain prescribed sources (“qualifying income”). Very generally, income from commodities is not thought to be qualifying income for purposes of this requirement. Income derived from a direct investment in GLDM might not be treated as qualifying income. The Fund invests a portion of its assets (not to exceed 25% of its total assets) in the Subsidiary, which is classified as a corporation for U.S. federal income tax purposes. Because the Subsidiary is a foreign corporation that is wholly owned by the Fund, the Subsidiary is a CFC. Because the Subsidiary is a CFC, the Fund is required to include in its gross income each taxable year all the Subsidiary's “subpart F income.” Under applicable regulations, the Fund's subpart F income inclusions will constitute qualifying income for the Fund, whether or not any amount is distributed by the Subsidiary to the Fund, if the subpart F income inclusions are derived with respect to the Fund's business of investing in stock, securities or currencies. It is possible that the IRS might take the position that subpart F income inclusions from the Subsidiary are not qualifying income. Under those circumstances the Fund might fail to qualify for treatment as a RIC. Additional information pertaining to the potential tax consequences to the Fund, and to the shareholders, from the Fund's potential investment in the Subsidiary can be found in the SAI.
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Non-U.S. Investors. Ordinary income dividends paid by the Fund to shareholders who are non-resident aliens or foreign entities will generally be subject to a 30% U.S. withholding tax (other than distributions reported by the Fund as interest-related dividends and short-term capital gain dividends), unless a lower treaty rate applies or unless such income is effectively connected with a U.S. trade or business. In general, the Fund may report interest-related dividends to the extent of its net income derived from U.S. source interest, and the Fund may report short-term capital gain dividends to the extent its net short-term capital gain for the taxable year exceeds its net long-term capital loss. Gains on the sale of Fund Shares and dividends that are, in each case, effectively connected with the conduct of a trade or business within the U.S. will generally be subject to U.S. federal net income taxation at regular income tax rates. Non-U.S. shareholders that own, directly or indirectly, more than 5% of the Fund's shares are urged to consult their own tax advisors concerning special tax rules that may apply to their investment.
Unless certain non-U.S. entities that hold Fund Shares comply with IRS requirements that will generally require them to report information regarding U.S. persons investing in, or holding accounts with, such entities, a 30% withholding tax may apply to distributions payable to such entities. A non-U.S. shareholder may be exempt from the withholding described in this paragraph under an applicable intergovernmental agreement between the U.S. and a foreign government, provided that the shareholder and the applicable foreign government comply with the terms of such agreement.
Certain Potential Tax Reporting Requirements. Under U.S. Treasury regulations, if a shareholder recognizes a loss of $2 million or more for an individual shareholder or $10 million or more for a corporate shareholder (or certain greater amounts over a combination of years), the shareholder must file with the IRS a disclosure statement on Form 8886. Direct shareholders of portfolio securities are in many cases excepted from this reporting requirement, but under current guidance shareholders of a RIC are not excepted. Significant penalties may be imposed for the failure to comply with the reporting requirements. The fact that a loss is reportable under these regulations does not affect the legal determination of whether the taxpayer's treatment of the loss is proper. Shareholders should consult their tax advisors to determine the applicability of these regulations in light of their individual circumstances.
Backup Withholding. The Fund will be required in certain cases to withhold (as “backup withholding”) on amounts payable to any shareholder who (1) has provided the Fund either an incorrect tax identification number or no number at all, (2) is subject to backup withholding by the IRS for failure to properly report payments of interest or dividends, (3) has failed to certify to the Fund that such shareholder is not subject to backup withholding, or (4) has not certified that such shareholder is a U.S. person (including a U.S. resident alien). The backup withholding rate is currently 24%. Backup withholding will not be applied to payments that have been subject to the 30% withholding tax on shareholders who are neither citizens nor permanent residents of the United States.
Other Tax Issues. The Fund may be subject to tax in certain states where the Fund does business (or is treated as doing business as a result of its investments). Furthermore, in those states which have income tax laws, the tax treatment of the Fund and of Fund shareholders with respect to distributions by the Fund may differ from federal tax treatment.
The foregoing discussion summarizes some of the consequences under current federal income tax law of an investment in the Fund. It is not a substitute for personal tax advice. Consult your personal tax advisor about the potential tax consequences of an investment in the Fund under all applicable tax laws.
General Information
The Trust was organized as a Massachusetts business trust on June 12, 1998. If shareholders of the Fund are required to vote on any matters, shareholders are entitled to one vote for each Fund Share they own. Annual meetings of shareholders will not be held except as required by the 1940 Act and other applicable law. See the SAI for more information concerning the Trust's form of organization.
Management and Organization
The Fund is a separate series of the Trust, which is an open-end registered management investment company.
From time to time, the Fund may advertise yield and total return figures. Yield is a historical measure of dividend income, and total return is a measure of past dividend income (assuming that it has been reinvested) plus capital appreciation. Neither yield nor total return should be used to predict the future performance of the Fund.
32

Morgan, Lewis & Bockius LLP serves as counsel to the Trust, including the Fund. [   ] serves as the independent registered public accounting firm and will audit the Fund's financial statements annually.
Financial Highlights
The Fund had not commenced operations prior to the date of this Prospectus and, therefore, does not have financial information.
33

Where to Learn More About the Fund
This Prospectus does not contain all the information included in the Registration Statement filed with the SEC with respect to Fund Shares. The SAI, the Annual and Semi-Annual Reports to shareholders and Form N-CSR, each of which has been or will be filed with the SEC, provide more information about the Fund. In the annual report, you will find a discussion of the market conditions and investment strategies that significantly affected the Fund's performance during the Fund's last fiscal year. In the Form N-CSR, you will find the Fund's annual and semi-annual financial statements. The Prospectus and SAI may be supplemented from time to time.  The SAI is incorporated herein by reference (i.e., it is legally part of this Prospectus). These materials may be obtained without charge, upon request, by writing to the Distributor, State Street Global Advisors Funds Distributors, LLC, One Congress Street, Boston, Massachusetts 02114, by visiting the Fund's website at www.statestreet.com/im or by calling the following number:
Investor Information: 1-866-787-2257
The Registration Statement, including this Prospectus, the SAI, and the exhibits as well as any shareholder reports may be reviewed on the EDGAR Database on the SEC's website (http://www.sec.gov). You may also obtain copies of this and other information, after paying a duplicating fee, by electronic request at the following E-mail address: publicinfo@sec.gov.
Shareholder inquiries may be directed to the Fund in writing to State Street Global Advisors Funds Distributors, LLC, One Congress Street, Boston, Massachusetts 02114, or by calling the Investor Information number listed above.
No person has been authorized to give any information or to make any representations other than those contained in this Prospectus in connection with the offer of Fund Shares, and, if given or made, the information or representations must not be relied upon as having been authorized by the Trust or the Fund. Neither the delivery of this Prospectus nor any sale of Fund Shares shall under any circumstance imply that the information contained herein is correct as of any date after the date of this Prospectus.
Dealers effecting transactions in Fund Shares, whether or not participating in this distribution, are generally required to deliver a Prospectus. This is in addition to any obligation of dealers to deliver a Prospectus when acting as underwriters.
SPDRST[   ]PROThe Trust's Investment Company Act Number is 811-08839.

SUBJECT TO COMPLETION. THE INFORMATION IN THIS STATEMENT OF ADDITIONAL INFORMATION IS NOT COMPLETE AND MAY BE CHANGED. THIS STATEMENT OF ADDITIONAL INFORMATION IS NOT AN OFFER TO SELL THESE SECURITIES AND IT IS NOT SOLICITING AN OFFER TO BUY THESE SECURITIES IN ANY STATE WHERE THE OFFER OR SALE IS NOT PERMITTED.
SPDR® SERIES TRUST (THE “TRUST”)
STATEMENT OF ADDITIONAL INFORMATION
[ ], 2026
This Statement of Additional Information (“SAI”) is not a prospectus. With respect to the Trust's series listed below (the “Fund”), this SAI should be read in conjunction with the prospectus dated [ ], 2026 (the “Prospectus”), as may be revised from time to time.
ETF	TICKER
STATE STREET® SPDR® NASDAQ MYPAYCHECK ETF	[ ]
Principal U.S. Listing Exchange for the ETF: [ ]
Capitalized terms used herein that are not defined have the same meaning as in the Prospectus, unless otherwise noted. Copies of the Fund's Prospectus, Annual Report to Shareholders and Form N-CSR filing (when available) may be obtained without charge by writing to State Street Global Advisors Funds Distributors, LLC, the Trust's principal underwriter (referred to herein as “Distributor” or “Principal Underwriter”), One Congress Street, Boston, Massachusetts 02114, by visiting the Trust's website at www.statestreet.com/im or by calling 1-866-787-2257. The Fund had not commenced operations as of the date of this SAI and therefore did not have any financial information to report for its [ ] fiscal year end.
SPDRSER[ ]SAI

General Description of the Trust
The Trust is an open-end management investment company, registered under the Investment Company Act of 1940, as amended (the “1940 Act”), consisting of multiple investment series, including the Fund. The Trust was organized as a Massachusetts business trust on June 12, 1998 and the Fund was established on November 11, 2025. The offering of the Fund's shares (“Shares”) is registered under the Securities Act of 1933, as amended (the “Securities Act”). The investment objective of the Fund is to provide investment results that, before fees and expenses, correspond generally to the total return of a specified market index (the “Index”) which is designed to support a monthly inflation-adjusted target payout strategy. SSGA Funds Management, Inc. serves as the investment adviser for the Fund (“SSGA FM” or the “Adviser”). State Street Investment Management, consisting of the Adviser and other investment advisory affiliates of State Street Corporation, is the investment management arm of State Street Corporation.
The Fund offers and issues Shares at their net asset value (sometimes referred to herein as “NAV”) only in aggregations of a specified number of Shares (each, a “Creation Unit”). The Fund generally offers and issues Shares in exchange for (i) a basket of securities designated by the Fund (“Deposit Securities”) together with the deposit of a specified cash payment (“Cash Component”) or (ii) a cash payment equal in value to the Deposit Securities (“Deposit Cash”) together with the Cash Component. The primary consideration accepted by the Fund (i.e., Deposit Securities or Deposit Cash) is set forth under “PURCHASE AND REDEMPTION OF CREATION UNITS” later in this SAI. The Trust reserves the right to permit or require the substitution of a “cash in lieu” amount to be added to the Cash Component to replace any Deposit Security and reserves the right to permit or require the substitution of Deposit Securities in lieu of Deposit Cash (subject to applicable legal requirements). The Shares have been approved for listing and secondary trading on a national securities exchange (the “Exchange”). The Shares will trade on the Exchange at market prices. These prices may differ from the Shares' net asset values. The Shares are also redeemable only in Creation Unit aggregations, and generally in exchange for either (i) portfolio securities and a specified cash payment or (ii) cash (subject to applicable legal requirements).
Shares may be issued in advance of receipt of Deposit Securities subject to various conditions including a requirement to maintain on deposit with the Trust cash at least equal to a specified percentage of the market value of the missing Deposit Securities as set forth in the Participant Agreement (as defined below). See “Purchase and Redemption of Creation Units.” The Trust may impose a transaction fee for each creation or redemption. In all cases, such fees will be limited in accordance with the requirements of the U.S. Securities and Exchange Commission (“SEC”) applicable to management investment companies offering redeemable securities. In addition to the fixed creation or redemption transaction fee, an additional transaction fee of up to three times the fixed creation or redemption transaction fee and/or an additional variable charge may apply.
Investment Policies
The Fund may, directly or indirectly through its investment in the underlying exchange-traded products (each, an “Underlying ETP”), invest in the following types of investments, consistent with its investment strategies and objective. Please see the Fund's Prospectus for additional information regarding its principal investment strategies. References to the “Fund” below should be read to also apply to an Underlying ETP or the Subsidiary (defined herein) where the context requires.
DIVERSIFICATION STATUS
The Fund is classified as a “diversified” investment company under the 1940 Act. Under the 1940 Act, a diversified investment company, as to 75% of its total assets, may not purchase securities of any issuer (other than securities issued or guaranteed by the U.S. government, its agents or instrumentalities or securities of other investment companies) if, as a result, more than 5% of its total assets would be invested in the securities of such issuer, or more than 10% of the issuer's outstanding voting securities would be held by the investment company.
The Fund intends to maintain the required level of diversification and otherwise conduct its operations so as to qualify as a “regulated investment company” (“RIC”) for purposes of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”), and to relieve the Fund of any liability for federal income tax to the extent that its earnings are distributed to shareholders. Compliance with the diversification requirements of the Internal Revenue Code may severely limit the investment flexibility of the Fund and may make it less likely that the Fund will meet its investment objective.

USE OF A CAYMAN ISLANDS ORGANIZED SUBSIDIARY
The Fund invests a portion of its assets in a subsidiary organized in the Cayman Islands (the “Subsidiary”). The Fund is the sole shareholder of the Subsidiary, and it is not expected that shares of the Subsidiary will be sold or offered to other investors. The Fund invests in the Subsidiary in order to indirectly gain exposure to commodities within the limitations of Subchapter M of the Internal Revenue Code applicable to RICs. Subchapter M requires, among other things, that a fund derive at least 90% of gross income from dividends, interest, and gains from the sale of securities (typically referred to as “qualifying income”). The Fund may not invest more than 25% of the value of its total assets in the Subsidiary at the end of every quarter of its taxable year. If the Fund's income from the Subsidiary is not qualifying income, the Fund could be unable to qualify as a RIC for one or more taxable years.
The Subsidiary is a company organized under the laws of the Cayman Islands and overseen by its own board. While the Subsidiary may be considered similar to an investment company, it is not registered under the 1940 Act and is not subject to all of the investor protection requirements of the 1940 Act and other U.S. statutes and regulations. Consequently, the Fund, as the sole shareholder of the Subsidiary, will not have all of the protections afforded to investors in RICs. By investing in the Subsidiary, the Fund is indirectly exposed to the risks associated with the Subsidiary's investments. SSGA FM is responsible for the Subsidiary's day-to-day business pursuant to an investment advisory services agreement between the Subsidiary and SSGA FM. Therefore, the Fund's ownership and control of the Subsidiary make it unlikely that the Subsidiary would take any action contrary to the interests of the Fund or its shareholders. Under the investment advisory services agreement with the Subsidiary, SSGA FM provides the Subsidiary with the same type of management services, under substantially similar terms, as are provided to the Fund. The Subsidiary has entered into separate contracts for the provision of custody, transfer agency, and accounting agent services with the same or with affiliates of the same service providers that provide those services to the Fund.
The Subsidiary is managed pursuant to compliance policies and procedures that are the same, in all material respects, as the policies and procedures adopted by the Fund. In managing the Subsidiary's investment portfolio, and in adhering to the Fund's compliance policies and procedures, SSGA FM treats the assets of the Subsidiary as if the assets were held directly by the Fund. SSGA FM also treats the assets of the Subsidiary as if the assets were held directly by the Fund with respect to its adherence to the Fund's investment policies and restrictions. The Trust's Chief Compliance Officer oversees implementation of the Subsidiary's policies and procedures, and makes periodic reports to the Trust's Board regarding the Subsidiary's compliance with its policies and procedures. The Fund and Subsidiary test for compliance with certain investment restrictions on a consolidated basis.
The financial information of the Subsidiary will be consolidated in the Fund's financial statements, as contained within the Fund's Annual and Semi-Annual Reports provided to shareholders. Changes in U.S. laws (where the Fund is organized) and/or the Cayman Islands (where the Subsidiary is organized), could prevent the Fund and/or the Subsidiary from operating as described in the Fund's prospectus and this SAI and could negatively affect the Fund and its shareholders. The Subsidiary will not generally be subject to U.S. laws (including securities laws) and their protections. Further, it will be subject to the laws of a foreign jurisdiction, which can be adversely affected by developments in that jurisdiction.
The Fund does not currently intend to create or acquire primary control of any entity which primarily engages in investment activities in securities or other assets, other than entities wholly-owned or majority-owned by the Fund.
ASSET-BACKED AND COMMERCIAL MORTGAGE-BACKED SECURITIES
Asset-backed securities are securities backed by installment contracts, credit-card receivables or other assets. Commercial mortgage-backed securities are securities backed by commercial real estate properties. Both asset-backed and commercial mortgage-backed securities represent interests in “pools” of assets in which payments of both interest and principal on the securities are made on a regular basis. The payments are, in effect, “passed through” to the holder of the securities (net of any fees paid to the issuer or guarantor of the securities). The average life of asset-backed and commercial mortgage-backed securities varies with the maturities of the underlying instruments and, as a result of prepayments, can often be less than the original maturity of the assets underlying the securities. For this and other reasons, an asset-backed and commercial mortgage-backed security's stated maturity may be shortened, and the security's total return may be difficult to predict precisely.

BONDS
A bond is an interest-bearing security issued by a company, governmental unit or, in some cases, a non-U.S. entity. The issuer of a bond has a contractual obligation to pay interest at a stated rate on specific dates and to repay principal (the bond's face value) periodically or on a specified maturity date; provided, however, a zero coupon bond pays no interest to its holder during its life. The value of a zero coupon bond to the Fund consists of the difference between such bond's face value at the time of maturity and the price for which it was acquired, which may be an amount significantly less than its face value (sometimes referred to as a “deep discount” price).
An issuer may have the right to redeem or “call” a bond before maturity, in which case the investor may have to reinvest the proceeds at lower market rates. Most bonds bear interest income at a “coupon” rate that is fixed for the life of the bond. The value of a fixed rate bond usually rises when market interest rates fall, and falls when market interest rates rise. Accordingly, a fixed rate bond's yield (income as a percent of the bond's current value) may differ from its coupon rate as its value rises or falls. Fixed rate bonds generally are also subject to inflation risk, which is the risk that the value of the bond or income from the bond will be worth less in the future as inflation decreases the value of money. This could mean that, as inflation increases, the “real” value of the assets of the Fund holding fixed rate bonds can decline, as can the value of the Fund's distributions. Other types of bonds bear income at an interest rate that is adjusted periodically. Because of their adjustable interest rates, the value of “floating-rate” or “variable-rate” bonds fluctuates much less in response to market interest rate movements than the value of fixed rate bonds. The Fund may treat some of these bonds as having a shorter maturity for purposes of calculating the weighted average maturity of its investment portfolio. Bonds may be senior or subordinated obligations. Senior obligations generally have the first claim on a corporation's earnings and assets and, in the event of liquidation, are paid before subordinated obligations. Bonds may be unsecured (backed only by the issuer's general creditworthiness) or secured (also backed by specified collateral).
The investment return of corporate bonds reflects interest on the bond and changes in the market value of the bond. The market value of a corporate bond may be affected by the credit rating of the corporation, the corporation's performance and perceptions of the corporation in the market place. There is a risk that the issuers of the securities may not be able to meet their obligations on interest or principal payments at the time called for by such a security.
COMMERCIAL PAPER
Commercial paper consists of short-term, promissory notes issued by banks, corporations and other entities to finance short-term credit needs. These securities generally are discounted but sometimes may be interest bearing.
COMMODITIES RELATED INVESTMENTS
The Fund may, directly or indirectly, purchase securities backed by physical commodities, including interests in exchange-traded investment trusts and other similar entities, the value of the shares of which relates directly to the value of physical commodities held by such entity. As an investor with exposure to such an entity, the Fund would indirectly bear its pro rata share of the entity's expenses, which may include storage and other costs relating to the entity's investments in physical commodities.
In addition, the Fund will not qualify as a RIC for any taxable year in which more than 10% of its gross income consists of “non-qualifying” income, which includes gains from selling physical commodities (or options or futures contracts thereon unless the gain is realized from certain hedging transactions) and certain other non-passive income. The Fund's investment in securities backed by, or in such entities that invest in, physical commodities, other than shares of the Subsidiary, would produce non-qualifying income, although investments in certain “commodity linked notes” and/or stock of a “controlled foreign corporation” that invests in physical commodities and annually distributes its net income and gains generally should not produce such income. To remain within the 10% limitation, the Fund may need to hold such an investment or sell it at a loss, or sell other investments, when for investment reasons it would not otherwise do so. The availability of such measures does not guarantee that the Fund would be able to satisfy that limitation.
Exposure to physical commodities may subject the Fund to greater volatility than investments in traditional securities. The value of such investments may be affected by overall market movements, commodity index volatility, changes in interest rates, or factors affecting a particular industry or commodity, such as supply and demand, drought, floods, weather, embargoes, tariffs and international economic, political and regulatory developments, including but not limited to, changes in the laws, regulations, or tax regimes of the United States or the Cayman Islands. Their value may also respond to investor perception of instability in the national or international economy, whether or not justified by the facts. However, these investments may help to moderate fluctuations in the value of the Fund's other holdings, because these investments may not correlate with investments in traditional securities. Economic and other events (whether real or perceived) can reduce the demand for commodities, which may reduce market prices and cause the value of the Fund's shares to fall. No active trading market may exist for certain commodities investments, which may impair the ability of the Fund to sell or realize the full value of such investments in the event of the need to liquidate such investments. Certain commodities are subject to limited pricing flexibility because of supply and demand factors. Others are subject to broad price fluctuations as a result of the volatility of the prices for certain raw materials and the instability of the supplies of other materials. These additional variables may create additional investment risks and result in greater volatility than investments in traditional securities. Because physical commodities do not generate investment income, the return on such investments will be derived solely from the appreciation or depreciation on such investments. Certain types of commodities instruments are subject to the risk that the counterparty to the instrument will not perform or will be unable to perform in accordance with the terms of the instrument.
COMMON STOCK
Risks inherent in investing in equity securities include the risk that the financial condition of issuers may become impaired or that the general condition of the stock market may deteriorate (either of which may cause a decrease in the value of the Fund's portfolio securities and therefore a decrease in the value of Shares of the Fund). Common stock is susceptible to general stock market fluctuation and to volatile increases and decreases in value as market confidence and perceptions change. These investor perceptions are based on various and unpredictable factors, including expectations regarding government, economic, monetary and fiscal policies; inflation and interest rates; economic expansion or contraction; and global or regional political, economic or banking crises.
Holders of common stock incur more risk than holders of preferred stock and debt obligations because common stockholders, as owners of the issuer, have generally inferior rights to receive payments from the issuer in comparison with the rights of creditors of, or holders of debt obligations or preferred stock issued by, the issuer. Further, unlike debt securities which typically have a stated principal amount payable at maturity (whose value, however, will be subject to market fluctuations prior thereto), or preferred stock which typically has a liquidation preference and which may have stated optional or mandatory redemption provisions, common stock has neither a fixed principal amount nor a maturity. Common stock values are subject to market fluctuations as long as the common stock remains outstanding.
CONCENTRATION
The Fund will concentrate its investments in securities of issuers in the same industry as may be necessary to approximate the composition of the Fund's underlying Index. The securities of issuers in particular industries may dominate the benchmark Index of the Fund and consequently the Fund's investment portfolio. This may adversely affect the Fund's performance or subject its Shares to greater price volatility than that experienced by less concentrated investment companies. The Trust's general policy is to exclude securities of the U.S. government and its agencies or instrumentalities, and tax-exempt securities of state, territory, possession or municipal governments and their authorities, agencies, instrumentalities or political subdivisions (except to the extent that the income from a municipal bond is derived principally from the assets and revenues of non-governmental users) when measuring industry concentration.
In pursuing its objective, the Fund may hold the securities of a single issuer in an amount exceeding 10% of the market value of the outstanding securities of the issuer, subject to restrictions imposed by the Internal Revenue Code. In particular, as the Fund's size grows and its assets increase, it will be more likely to hold more than 10% of the securities of a single issuer if the issuer has a relatively small public float as compared to other components in its benchmark Index.
CONVERTIBLE SECURITIES
Convertible securities are bonds, debentures, notes, preferred stock or other securities that may be converted or exchanged (by the holder or by the issuer) into shares of the underlying common stock (or cash or securities of equivalent value) at a stated exchange ratio. A convertible security may also be called for redemption or conversion by the issuer after a particular date and under certain circumstances (including a specified price) established upon issue. If a convertible security held by the Fund is called for redemption or conversion, the Fund could be required to tender it for redemption, convert it into the underlying common stock, or sell it to a third party.
Convertible securities generally have less potential for gain or loss than common stock. Convertible securities generally provide yields higher than the underlying common stock, but generally lower than comparable non-convertible securities. Because of this higher yield, convertible securities generally sell at a price above their “conversion value,” which is the current market value of the stock to be received upon conversion. The difference between this conversion value and the price of convertible securities will vary over time depending on changes in the value of the underlying common stock and interest rates. When the underlying common stock declines in value, convertible securities will tend not to decline to the same extent because of the interest or dividend payments and the repayment of principal at maturity for certain types of convertible securities. However, securities that are convertible other than at the option of the holder generally do not limit the potential for loss to the same extent as securities convertible at the option of the holder. When the underlying common stock rises in value, the value of convertible securities may also be expected to increase. At the same time, however, the difference between the market value of convertible securities and their conversion value will narrow, which means that the value of convertible securities will generally not increase to the same extent as the value of the underlying common stock. Because convertible securities may also be interest-rate sensitive, their value may increase as interest rates fall and decrease as interest rates rise. Convertible securities are also subject to credit risk, and are often lower-quality securities.
EXCHANGE-TRADED FUNDS
The Fund may invest in other exchange-traded funds (“ETFs”), including ETFs managed by the Adviser. ETFs may be structured as investment companies that are registered under the 1940 Act, typically as open-end funds or unit investment trusts. These ETFs are generally based on specific domestic and foreign market securities indices. An “index-based ETF” seeks to provide investment results that match the performance of an index by holding in its portfolio either the contents of the index or a representative sample of the securities in the index. An “actively-managed ETF” invests in securities based on an adviser's investment strategy. An “enhanced ETF” seeks to provide investment results that match a positive or negative multiple of the performance of an underlying index. In seeking to provide such results, an ETF and, in particular, an enhanced ETF, may engage in short sales of securities included in the underlying index and may invest in derivatives instruments, such as equity index swaps, futures contracts, and options on securities, futures contracts, and stock indices. Alternatively, ETFs may be structured as grantor trusts or other forms of pooled investment vehicles that are not registered or regulated under the 1940 Act. These ETFs typically hold commodities, precious metals, currency or other non-securities investments. ETFs, like mutual funds, have expenses associated with their operation, such as advisory and custody fees. When the Fund invests in an ETF, in addition to directly bearing expenses associated with its own operations, including the brokerage costs associated with the purchase and sale of shares of the ETF, the Fund will bear a pro rata portion of the ETF's expenses. In addition, it may be more costly to own an ETF than to directly own the securities or other investments held by the ETF because of ETF expenses. The risks of owning shares of an ETF generally reflect the risks of owning the underlying securities or other investments held by the ETF, although lack of liquidity in the market for the shares of an ETF could result in the ETF's value being more volatile than the underlying securities or other investments.
FOREIGN CURRENCY TRANSACTIONS
The Fund may conduct foreign currency transactions on a spot (i.e., cash) or forward basis (i.e., by entering into forward contracts to purchase or sell foreign currencies). Although foreign exchange dealers generally do not charge a fee for such conversions, they do realize a profit based on the difference between the prices at which they are buying and selling various currencies. Thus, a dealer may offer to sell a foreign currency at one rate, while offering a lesser rate of exchange should the counterparty desire to resell that currency to the dealer. Forward contracts are customized transactions that generally require a specific amount of a currency to be delivered at a specific exchange rate on a specific date or range of dates in the future, although the Fund may also enter into non-deliverable currency forward contracts (“NDFs”) that contractually require the netting of the parties' liabilities. Forwards, including NDFs, can have substantial price volatility. While foreign currency transactions on a spot and forward basis are exempt from the definition of “swap” under the Commodity Exchange Act (“CEA”), NDFs are not, and, thus, are subject to the jurisdiction of the Commodity Futures Trading Commission (“CFTC”). Forward contracts are generally traded in an interbank market directly between currency traders (usually large commercial banks) and their customers. The parties to a forward contract may agree to offset or terminate the contract before its maturity, or may hold the contract to maturity and complete the contemplated currency exchange. In the event that the parties to a forward contract agree to offset or terminate the contract before its maturity, the contract is no longer exempt from the definition of “swap” under the CEA and shall be treated as a swap. At the discretion of the Adviser, the Fund may enter into forward currency exchange contracts for hedging purposes to help reduce the risks and volatility caused by changes in foreign currency exchange rates, or to gain exposure to certain currencies in an effort to track the composition of the applicable Index. When used for hedging purposes, they tend to limit any potential gain that may be realized if the value of the Fund's foreign holdings increases because of currency fluctuations.

FOREIGN SECURITIES
Investments in foreign securities involve special risks and considerations. As foreign companies are not generally subject to uniform accounting, auditing and financial reporting standards, practices and requirements comparable to those applicable to domestic companies, there may be less publicly available information about a foreign company than about a domestic company. For example, foreign markets have different clearance and settlement procedures. Delays in settlement could result in temporary periods when assets of the Fund are uninvested. The inability of the Fund to make intended security purchases due to settlement problems could cause it to miss certain investment opportunities. They may also entail certain other risks, such as the possibility of one or more of the following: imposition of dividend or interest withholding or confiscatory taxes, higher brokerage costs, thinner trading markets, currency blockages or transfer restrictions, expropriation, nationalization, military coups or other adverse political or economic developments; less government supervision and regulation of securities exchanges, brokers and listed companies; and the difficulty of enforcing obligations in other countries. Purchases of foreign securities are usually made in foreign currencies and, as a result, the Fund may incur currency conversion costs and may be affected favorably or unfavorably by changes in the value of foreign currencies against the U.S. dollar. Further, it may be more difficult for the Fund's agents to keep currently informed about corporate actions which may affect the prices of portfolio securities. Communications between the United States and foreign countries may be less reliable than within the United States, thus increasing the risk of delayed settlements of portfolio transactions or loss of certificates for portfolio securities. Certain markets may require payment for securities before delivery. The Fund's ability and decisions to purchase and sell portfolio securities may be affected by laws or regulations relating to the convertibility of currencies and repatriation of assets.
A number of current significant political, demographic and economic developments may affect investments in foreign securities and in securities of companies with operations overseas. Such developments include dramatic political changes in government and economic policies in several Eastern European countries and the republics composing the former Soviet Union, as well as the unification of the European Economic Community. The course of any one or more of these events and the effect on trade barriers, competition and markets for consumer goods and services are uncertain. Similar considerations are of concern with respect to developing countries. For example, the possibility of revolution and the dependence on foreign economic assistance may be greater in these countries than in developed countries. Management seeks to mitigate the risks associated with these considerations through diversification and active professional management.
FUTURES CONTRACTS, OPTIONS AND SWAP AGREEMENTS
The Fund may invest in derivatives, including exchange-traded futures on indices, exchange-traded futures on Treasuries or Eurodollars, U.S. exchange-traded or over-the-counter (“OTC”) put and call options contracts and exchange-traded or OTC swap transactions (including NDFs, interest rate swaps, total return swaps, excess return swaps, and credit default swaps).
Futures and Options on Futures: Futures contracts generally provide for the future sale by one party and purchase by another party of a specified commodity or security at a specified future time and at a specified price. Index futures contracts are settled daily with a payment by one party to the other of a cash amount based on the difference between the level of the index specified in the contract from one day to the next. A futures contract on an index is an agreement pursuant to which two parties agree to take or make delivery of an amount of cash equal to the difference between the value of the index at the close of the last trading day of the contract and the price at which the index contract originally was written. Although the value of an index might be a function of the value of certain specified securities, physical delivery of these securities is not always made. A public market exists in futures contracts covering a number of indexes, as well as financial instruments, including, without limitation: U.S. Treasury bonds; U.S. Treasury notes; GNMA Certificates; three-month U.S. Treasury bills; 90-day commercial paper; bank certificates of deposit; Eurodollar certificates of deposit; the Australian Dollar; the Canadian Dollar; the British Pound; the Japanese Yen; the Swiss Franc; the Mexican Peso; and certain multinational currencies, such as the Euro. It is expected that other futures contracts will be developed and traded in the future. Futures contracts are standardized as to maturity date and underlying instrument and are traded on futures exchanges.
The Fund may purchase and write (sell) call and put options on futures. Options on futures give the holder the right, in return for the premium paid, to assume a long position (call) or short position (put) in a futures contract at a specified exercise price upon expiration of, or at any time during the period of, the option. Upon exercise of a call option, the holder acquires a long position in the futures contract and the writer is assigned the opposite short position. In the case of a put option, the opposite is true.

The Fund is required to make a good faith margin deposit in cash or U.S. government securities (or other eligible collateral) with a broker or custodian to initiate and maintain open positions in futures contracts. A margin deposit is intended to assure completion of the contract (delivery or acceptance of the underlying commodity or payment of the cash settlement amount) if it is not terminated prior to the specified delivery date. Brokers may establish deposit requirements which are higher than the exchange minimums. Futures contracts are customarily purchased and sold on margin deposits which may range upward from less than 5% of the value of the contract being traded.
After a futures contract position is opened, the value of the contract is marked to market daily. If the futures contract price changes to the extent that the margin on deposit does not satisfy price changes, additional payments will be required. Conversely, change in the contract value may reduce the required margin, resulting in a repayment of excess margin to the contract holder. Variation margin payments are made to and from the futures broker for as long as the contract remains open. In such case, the Fund would expect to earn interest income on its margin deposits. Although some futures contracts call for making or taking delivery of the underlying commodity, generally these obligations are closed out prior to delivery by offsetting purchases or sales of matching futures contracts (involving the same exchange, underlying commodity, security or index and delivery month). If an offsetting purchase price is less than the original sale price, the Fund realizes a capital gain, or if it is more, the Fund realizes a capital loss. Conversely, if an offsetting sale price is more than the original purchase price, the Fund realizes a capital gain, or if it is less, the Fund realizes a capital loss. The transaction costs also must be included in these calculations.
Options: The Fund may purchase and sell put and call options. Such options may relate to particular securities and may or may not be listed on a national securities exchange and issued by the Options Clearing Corporation. Options trading is a highly specialized activity that entails greater than ordinary investment risk. Options on particular securities may be more volatile than the underlying securities, and therefore, on a percentage basis, an investment in options may be subject to greater fluctuation than an investment in the underlying securities themselves.
Short Sales “Against the Box”: The Fund may engage in short sales “against the box.” In a short sale against the box, the Fund agrees to sell at a future date a security that it either contemporaneously owns or has the right to acquire at no extra cost. If the price of the security has declined at the time the Fund is required to deliver the security, the Fund will benefit from the difference in the price. If the price of the security has increased, the Fund will be required to pay the difference.
Swap Transactions: The Fund may enter into swap transactions, including interest rate swap, credit default swap, NDF, and total return swap transactions. Swap transactions are contracts between parties in which one party agrees to make periodic payments to the other party based on the change in market value or level of a specified rate, index or asset. In return, the other party agrees to make payments to the first party based on the return of a different specified rate, index or asset. Swap transactions will usually be done on a net basis, i.e., where the two parties make net payments with the Fund receiving or paying, as the case may be, only the net amount of the two payments. The net amount of the excess, if any, of the Fund's obligations over its entitlements with respect to each swap is accrued on a daily basis and an amount of cash or equivalents having an aggregate value at least equal to the accrued excess is maintained by the Fund. Swaps may be used in conjunction with other instruments to offset interest rate, currency or other underlying risks. For example, interest rate swaps may be offset with “caps,” “floors” or “collars.” A “cap” is essentially a call option which places a limit on the amount of floating rate interest that must be paid on a certain principal amount. A “floor” is essentially a put option which places a limit on the minimum amount that would be paid on a certain principal amount. A “collar” is essentially a combination of a long cap and a short floor where the limits are set at different levels.
The use of swap transactions by the Fund entails certain risks, which may be different from, or possibly greater than, the risks associated with investing directly in the securities and other investments that are the referenced asset for the swap agreement. Swaps are highly specialized instruments that require investment techniques, risk analyses, and tax planning different from those associated with stocks, bonds, and other traditional investments. The use of a swap requires an understanding not only of the referenced asset, reference rate, or index, but also of the swap itself, without the benefit of observing the performance of the swap under all the possible market conditions. Because some swap transactions have a leverage component, adverse changes in the value or level of the underlying asset, reference rate, or index can result in a loss substantially greater than the amount invested in the swap itself. Certain swaps have the potential for unlimited loss, regardless of the size of the initial investment.
Bilateral OTC transactions differ from exchange-traded or cleared derivatives transactions in several respects. Bilateral OTC transactions are transacted directly with dealers and not with a clearing corporation. Without the availability of a clearing corporation, bilateral OTC transaction pricing is normally done by reference to information from market makers and/or available index data, which information is carefully monitored by the Adviser and verified in appropriate cases. As bilateral OTC transactions are entered into directly with a dealer, there is a risk of nonperformance by the dealer as a result of its insolvency or otherwise. Under regulations adopted by the CFTC and federal banking regulators (“Margin Rules”), the Fund is required to post collateral (known as variation margin) to cover the mark-to-market exposure in respect of its uncleared swaps. The Margin Rules also mandate that collateral in the form of initial margin be posted to cover potential future exposure attributable to uncleared swap transactions. In the event the Fund is required to post collateral in the form of initial margin or variation margin in respect of its uncleared swap transactions, all such collateral will be posted with a third party custodian pursuant to a triparty custody agreement between the Fund, its dealer counterparty and an unaffiliated custodian.
The requirement to execute certain OTC derivatives contracts on exchanges or electronic trading platforms called swap execution facilities (“SEFs”) may offer certain advantages over traditional bilateral OTC trading, such as ease of execution, price transparency, increased liquidity and/or favorable pricing. However, SEF trading may make it more difficult and costly for the Fund to enter into highly tailored or customized transactions and may result in additional costs and risks. Market participants such as the Fund that execute derivatives contracts through a SEF, whether directly or through a broker intermediary, are required to submit to the jurisdiction of the SEF and comply with SEF and CFTC rules and regulations which impose, among other things disclosure and recordkeeping obligations. In addition, the Fund will generally incur SEF or broker intermediary fees when it trades on a SEF. The Fund may also be required to indemnify the SEF or broker intermediary for any losses or costs that may result from the Fund's transactions on the SEF.
Total Return Swaps: The Fund may enter into total return swap transactions for investment purposes. Total return swaps are transactions in which one party agrees to make periodic payments based on the change in market value of the underlying assets, which may include a specified security, basket of securities or security indexes during the specified period, in return for periodic payments based on a fixed or variable interest rate of the total return from other underlying assets. Total return swaps may be used to obtain exposure to a security or market without owning or taking physical custody of such security or market, including in cases in which there may be disadvantages associated with direct ownership of a particular security. In a typical total return equity swap, payments made by the Fund or the counterparty are based on the total return of a particular reference asset or assets (such as an equity security, a combination of such securities, or an index). That is, one party agrees to pay another party the return on a stock, basket of stocks, or stock index in return for a specified interest rate. By entering into an equity index swap, for example, the index receiver can gain exposure to stocks making up the index of securities without actually purchasing those stocks. Total return swaps involve not only the risk associated with the investment in the underlying securities, but also the risk of the counterparty not fulfilling its obligations under the agreement.
Credit Default Swaps: The Fund may enter into credit default swap transactions for investment purposes. A credit default swap transaction may have as reference obligations one or more securities that are not currently held by the Fund. The Fund may be either the protection buyer or protection seller in the transaction. Credit default swaps may also be structured based on the debt of a basket of issuers, rather than a single issuer, and may be customized with respect to the default event that triggers purchase or other factors. As a protection seller, the Fund would generally receive an upfront payment or a fixed rate of income throughout the term of the swap, which typically is between six months and three years, provided that there is no credit event. If a credit event occurs, generally the protection seller must pay the protection buyer the full face amount of the reference obligations that may have little or no value. If the Fund were a protection buyer and no credit event occurred during the term of the swap, the Fund would recover nothing if the swap were held through its termination date. However, if a credit event occurred, the protection buyer may elect to receive the full notional value of the swap in exchange for an equal face amount of the reference obligation that may have little or no value. Where the Fund is the protection buyer, credit default swaps involve the risk that the seller may fail to satisfy its payment obligations to the Fund in the event of a default. The purchase of credit default swaps involves costs, which will reduce the Fund's return.
Currency Swaps: The Fund may enter into currency swap transactions for investment purposes. Currency swaps are similar to interest rate swaps, except that they involve multiple currencies. The Fund may enter into a currency swap when it has exposure to one currency and desires exposure to a different currency. Typically, the interest rates that determine the currency swap payments are fixed, although occasionally one or both parties may pay a floating rate of interest. Unlike an interest rate swap, however, the principal amounts are exchanged at the beginning of the contract and returned at the end of the contract. In addition to paying and receiving amounts at the beginning and end of the transaction, both sides will have to pay in full on a periodic basis based upon the currency they have borrowed. Change in foreign exchange rates and changes in interest rates, as described above, may negatively affect currency swaps.

Interest Rate Swaps: The Fund may enter into an interest rate swap in an effort to protect against declines in the value of fixed income securities held by the Fund. In such an instance, the Fund may agree to pay a fixed rate (multiplied by a notional amount) while a counterparty agrees to pay a floating rate (multiplied by the same notional amount). If interest rates rise, resulting in a diminution in the value of the Fund's portfolio, the Fund would receive payments under the swap that would offset, in whole or in part, such diminution in value.
Options on Swaps: An option on a swap agreement, or a “swaption,” is a contract that gives a counterparty the right (but not the obligation) to enter into a new swap agreement or to shorten, extend, cancel or otherwise modify an existing swap agreement, at some designated future time on specified terms. In return, the purchaser pays a “premium” to the seller of the contract. The seller of the contract receives the premium and bears the risk of unfavorable changes on the underlying swap. The Fund may write (sell) and purchase put and call swaptions. The Fund may also enter into swaptions on either an asset-based or liability-based basis, depending on whether the Fund is hedging its assets or its liabilities. The Fund may write (sell) and purchase put and call swaptions to the same extent it may make use of standard options on securities or other instruments. The Fund may enter into these transactions primarily to preserve a return or spread on a particular investment or portion of its holdings, as a duration management technique, to protect against an increase in the price of securities the Fund anticipates purchasing at a later date, or for any other purposes, such as for speculation to increase returns. Swaptions are generally subject to the same risks involved in the Fund's use of options.
Depending on the terms of the particular option agreement, the Fund will generally incur a greater degree of risk when it writes a swaption than it will incur when it purchases a swaption. When the Fund purchases a swaption, it risks losing only the amount of the premium it has paid should it decide to let the option expire unexercised. However, when the Fund writes a swaption, upon exercise of the option the Fund will become obligated according to the terms of the underlying agreement.
Government Regulation: The Dodd-Frank Wall Street Reform and Consumer Protection Act (the “Dodd-Frank Act”) that was signed into law on July 21, 2010 created a new statutory framework that comprehensively regulated the OTC derivatives markets for the first time. Prior to the Dodd-Frank Act, the OTC derivatives markets were traditionally traded on a bilateral basis (so-called “bilateral OTC transactions”). Under the Dodd-Frank Act, certain OTC derivatives transactions are now required to be centrally cleared and traded on SEFs.
On October 28, 2020, the SEC adopted Rule 18f-4 (the “Derivatives Rule”) under the 1940 Act which replaced prior SEC and staff guidance with an updated, comprehensive framework for registered funds' use of derivatives. The Derivatives Rule permits the Fund to enter into derivatives transactions and certain other transactions notwithstanding the restrictions on the issuance of “senior securities” under Section 18 of the 1940 Act. The Derivatives Rule requires the Fund to trade derivatives and certain other instruments that create future payment or delivery obligations subject to a value-at-risk (“VaR”) leverage limit, develop and implement a derivatives risk management program and new testing requirements, and comply with new requirements related to board and SEC reporting. These requirements apply unless the Fund qualifies as a “limited derivatives user,” as defined in the Derivatives Rule. Complying with the Derivatives Rule may increase the cost of the Fund's investments and cost of doing business, which could adversely affect investors. Other new regulations could adversely affect the value, availability and performance of certain derivative instruments, may make them more costly, and may limit or restrict their use by the Fund.
Regulation Under the Commodity Exchange Act: The Fund intends to use commodity interests, such as futures, swaps and options on futures in accordance with Rule 4.5 of the CEA. The Fund may use exchange-traded futures and options on futures, together with positions in cash and money market instruments, to simulate full investment in its underlying Index. Exchange-traded futures and options on futures contracts may not be currently available for an Index. Under such circumstances, the Adviser may seek to utilize other instruments that it believes to be correlated to the applicable Index components or a subset of the components. An exclusion from the definition of the term “commodity pool operator” has been claimed with respect to each series of the Trust in accordance with Rule 4.5 such that registration or regulation as a commodity pool operator under the CEA is not necessary.
Restrictions on Trading in Commodity Interests: The Fund reserves the right to engage in transactions involving futures, options thereon and swaps to the extent allowed by the CFTC regulations in effect from time to time and in accordance with the Fund's policies.
Certain additional risk factors related to derivatives are discussed below:
Derivatives Risk: Under recently adopted rules by the CFTC, transactions in some types of interest rate swaps and index credit default swaps on North American and European indices are required to be cleared. In addition, the CFTC may promulgate additional regulations that require clearing of other classes of swaps. In a cleared derivatives transaction (which includes futures, options on futures, and cleared swaps transactions), the Fund's counterparty is a clearing house (such as CME, ICE Clear Credit or LCH.Clearnet), rather than a bank or broker. Since the Fund is not a member of a clearing house and only members of a clearing house can participate directly in the clearing house, the Fund holds cleared derivatives through accounts at clearing members, who are futures commission merchants that are members of the clearing houses and who have the appropriate regulatory approvals to engage in cleared derivatives transactions. The Fund makes and receives payments owed under cleared derivatives transactions (including margin payments) through its accounts at clearing members. Clearing members guarantee performance of their clients' obligations to the clearing house. In contrast to bilateral OTC transactions, clearing members generally can require termination of existing cleared derivatives transactions at any time and increases in margin above the margin that it required at the beginning of a transaction. Clearing houses also have broad rights to increase margin requirements for existing transactions and to terminate transactions in accordance with their rules. Any such increase or termination could interfere with the ability of the Fund to pursue its investment strategy. Also, the Fund is subject to execution risk if it enters into a derivatives transaction that is required to be cleared (or that the Advisor expects to be cleared), and no clearing member is willing or able to clear the transaction on the Fund's behalf. While the documentation in place between the Fund and its clearing members generally provides that the clearing members will accept for clearing all transactions submitted for clearing that are within credit limits specified by the clearing members in advance, the Fund could be subject to this execution risk if the Fund submits for clearing transactions that exceed such credit limits, if the clearing house does not accept the transactions for clearing, or if the clearing members do not comply with their agreement to clear such transactions. In that case, the transaction might have to be terminated, and the Fund could lose some or all of the benefit of any increase in the value of the transaction after the time of the transaction. In addition, new regulations could, among other things, restrict the Fund's ability to engage in, or increase the cost to the Fund of, derivatives transactions, for example, by making some types of derivatives no longer available to the Fund or increasing margin or capital requirements. If the Fund is not able to enter into a particular derivatives transaction, the Fund's investment performance and risk profile could be adversely affected as a result.
Counterparty Risk: Counterparty risk with respect to OTC derivatives may be affected by new regulations promulgated by the CFTC and SEC affecting the derivatives market. As described under “Derivatives Risk” above, all futures and options on futures and some swap transactions are required to be cleared, and a party to a cleared derivatives transaction is subject to the credit risk of the clearing house and the clearing member through which it holds its cleared derivatives position, rather than the credit risk of its original counterparty to the derivative transaction. Clearing members are required to segregate all funds received from customers with respect to cleared derivatives transactions from the clearing member's proprietary assets. However, all funds and other property received by a clearing broker from its customers are generally held by the clearing broker on a commingled basis in an omnibus account, and the clearing broker may also invest those funds in certain instruments permitted under the applicable regulations. Also, the clearing member transfers to the clearing house the amount of margin required by the clearing house for cleared derivatives transactions, which amounts are generally held in the relevant omnibus account at the clearing house for all customers of the clearing member.
For commodities futures positions, the clearing house may use all of the collateral held in the clearing member's omnibus account to meet a loss in that account, without regard to which customer in fact supplied that collateral. Accordingly, in addition to bearing the credit risk of its clearing member, each customer to a futures transaction also bears “fellow customer” risk from other customers of the clearing member. However, with respect to cleared swaps positions, recent regulations promulgated by the CFTC require that the clearing member notify the clearing house of the amount of initial margin provided by the clearing member to the clearing house that is attributable to each customer. Because margin in respect of cleared swaps must be earmarked for specific clearing member customers, the clearing house may not use the collateral of one customer to cover the obligations of another customer. However, if the clearing member does not provide accurate reporting, the Fund is subject to the risk that a clearing house will use the Fund's assets held in an omnibus account at the clearing house to satisfy payment obligations of a defaulting customer of the clearing member to the clearing house. In addition, clearing members may generally choose to provide to the clearing house the net amount of variation margin required for cleared swaps for all of its customers in the aggregate, rather than the gross amount for each customer.

FUTURE DEVELOPMENTS
The Fund may take advantage of opportunities in the area of options and futures contracts, options on futures contracts, warrants, swaps and any other investments which are not presently contemplated for use by the Fund or which are not currently available but which may be developed, to the extent such opportunities are both consistent with the Fund's investment objective and legally permissible for the Fund. Before entering into such transactions or making any such investment, the Fund will provide appropriate disclosure.
HIGH YIELD SECURITIES
Investment in high yield securities (commonly known as “junk” bonds) generally provides greater income and increased opportunity for capital appreciation than investments in higher quality securities, but they also typically entail greater price volatility and credit risk. These high yield securities are regarded as predominantly speculative with respect to the issuer's continuing ability to meet principal and interest payments. Analysis of the creditworthiness of issuers of debt securities that are high yield may be more complex than for issuers of higher quality debt securities. In addition, high yield securities are often issued by smaller, less creditworthy companies or by highly leveraged (indebted) firms, but can also be issued by governments. Such issuers are generally less able than more financially stable issuers to make scheduled payments of interest and principal. The risks posed by securities issued under such circumstances are substantial.
Investing in high yield debt securities involves risks that are greater than the risks of investing in higher quality debt securities. These risks include: (i) changes in credit status, including weaker overall credit conditions of issuers and risks of default; (ii) industry, market and economic risk; and (iii) greater price variability and credit risks of certain high yield securities such as zero coupon and payment-in-kind securities. While these risks provide the opportunity for maximizing return over time, they may result in greater volatility of the value of the Fund than a fund that invests in higher-rated securities.
Furthermore, the value of high yield securities may be more susceptible to real or perceived adverse economic, company or industry conditions than is the case for higher quality securities. The market values of certain of these lower-rated and unrated debt securities tend to reflect individual issuer developments to a greater extent than do higher-rated securities which react primarily to fluctuations in the general level of interest rates, and tend to be more sensitive to economic conditions than are higher-rated securities. Adverse market, credit or economic conditions could make it difficult at certain times to sell certain high yield securities held by the Fund.
The secondary market on which high yield securities are traded may be less liquid than the market for higher grade securities. Less liquidity in the secondary trading market could adversely affect the price at which the Fund could sell a high yield security, and could adversely affect the daily net asset value per share of the Fund. When secondary markets for high yield securities are less liquid than the market for higher grade securities, it may be more difficult to value the securities because there is less reliable, objective data available.
The use of credit ratings as a principal method of selecting high yield securities can involve certain risks. For example, credit ratings evaluate the safety of principal and interest payments, not the market value risk of high yield securities. Also, credit rating agencies may fail to change credit ratings in a timely fashion to reflect events since the security was last rated.
ILLIQUID INVESTMENTS
The Fund may invest in illiquid investments. The Fund may not acquire any illiquid investment if, immediately after the acquisition, the Fund would have invested more than 15% of its net assets in illiquid investments. An illiquid investment means any investment that the Fund reasonably expects cannot be sold or disposed of in current market conditions in seven calendar days or less without the sale or disposition significantly changing the market value of the investment. If illiquid investments exceed 15% of the Fund's net assets, certain remedial actions will be taken as required by Rule 22e-4 under the 1940 Act and the Fund's policies and procedures.
INFLATION-PROTECTED OBLIGATIONS
The Fund may invest in inflation-protected public obligations, commonly known as “TIPS,” of the U.S. Treasury, as well as TIPS of major governments and emerging market countries, excluding the United States. TIPS are a type of security issued by a government that are designed to provide inflation protection to investors. TIPS are income-generating instruments whose interest and principal payments are adjusted for inflation—a sustained increase in prices that erodes the purchasing power of money. The inflation adjustment, which is typically applied monthly to the principal of the bond, follows a designated inflation index, such as the Consumer Price Index. A fixed coupon rate is applied to the inflation-adjusted principal so that as inflation rises or falls, both the principal value and the interest payments will increase or decrease. This can provide investors with a hedge against inflation, as it helps preserve the purchasing power of an investment. Because of this inflation adjustment feature, inflation-protected bonds typically have lower yields than conventional fixed-rate bonds.
INITIAL PUBLIC OFFERINGS
The Fund may purchase securities of companies in initial public offerings (“IPOs”). By definition, IPOs have not traded publicly until the time of their offerings. Special risks associated with IPOs may include limited numbers of shares available for trading, unseasoned trading, lack of investor knowledge of the companies, and limited operating history, all of which may contribute to price volatility. Many IPOs are issued by undercapitalized companies of small or micro-cap size. The effect of IPOs on the Fund's performance depends on a variety of factors, including the number of IPOs the Fund invests in relative to the size of the Fund and whether and to what extent a security purchased in an IPO appreciates or depreciates in value.
INVESTMENT COMPANIES
The Fund may invest in the securities of other investment companies, including affiliated funds and money market funds, subject to applicable limitations under Section 12(d)(1) of the 1940 Act. Pursuant to Section 12(d)(1), the Fund may invest in the securities of another investment company (the “acquired company”) provided that the Fund, immediately after such purchase or acquisition, does not own in the aggregate: (i) more than 3% of the total outstanding voting stock of the acquired company; (ii) securities issued by the acquired company having an aggregate value in excess of 5% of the value of the total assets of the Fund; or (iii) securities issued by the acquired company and all other investment companies (other than Treasury stock of the Fund) having an aggregate value in excess of 10% of the value of the total assets of the Fund. To the extent allowed by law, regulation, and/or the Fund's investment restrictions, the Fund may invest its assets in securities of investment companies, including affiliated funds and/or money market funds, in excess of the limits discussed above.
If the Fund invests in and, thus, is a shareholder of, another investment company, the Fund's shareholders will indirectly bear the Fund's proportionate share of the fees and expenses paid by such other investment company, including advisory fees, in addition to both the management fees payable directly by the Fund to the Fund's own investment adviser and the other expenses that the Fund bears directly in connection with the Fund's own operations.
INVESTMENTS IN VARIABLE INTEREST ENTITY STRUCTURES
The Fund may gain investment exposure to certain Chinese companies through variable interest entity (“VIE”) structures. Such investments are subject to the investment risks associated with the Chinese-based company. The VIE structure enables foreign investors, such as the Fund, to obtain investment exposure to a Chinese company in situations in which the Chinese government has limited or prohibited non-Chinese ownership of such company. The VIE structure does not involve direct equity ownership in a China-based company, but rather involves claims to the China-based company's profits and control of the assets that belong to the China-based company through contractual arrangements. The contractual arrangements in place with the China-based company provide limited ability to exercise control over the China-based company and the China-based company's actions may negatively impact the value of an investment through a VIE structure. Control may also be jeopardized if a natural person who holds an equity interest in the China-based company breaches the terms of the contractual arrangements or is subject to legal proceedings, or if any physical instruments such as chops and seals are used without authorization.
Intervention by the Chinese government with respect to the VIE structure could significantly affect the Chinese operating company's performance and thus, the value of the Fund's investment through a VIE structure, as well as the enforceability of the contractual arrangements of the VIE structure. In the event of such an occurrence, the Fund, as a foreign investor, may have little or no legal recourse. If the Chinese government were to determine that the contractual arrangements establishing the VIE structure did not comply with Chinese law or regulations, the Chinese operating company could be subject to penalties, revocation of its business and operating license, or forfeiture of ownership interests. In addition to the risk of government intervention, investments through a VIE structure are subject to the risk that the China-based company

(or its officers, directors, or Chinese equity owners) may breach the contractual arrangements, or Chinese law changes in a way that adversely affects the enforceability of the arrangements, or the contracts are otherwise not enforceable under Chinese law, in which case the Fund may suffer significant losses on its investments through a VIE structure with little or no recourse available.
LENDING PORTFOLIO SECURITIES
The Fund may lend portfolio securities to certain creditworthy borrowers in U.S. and non-U.S. markets in an amount not to exceed 40% of the value of its net assets. The borrowers provide collateral that is marked to market daily in an amount at least equal to the current market value of the securities loaned. The Fund may terminate a loan at any time and obtain the securities loaned. The Fund receives the value of any interest or cash or non-cash distributions paid on the loaned securities. The Fund cannot vote proxies for securities on loan, but may recall loans to vote proxies if a material issue affecting the Fund's economic interest in the investment is to be voted upon. Efforts to recall such securities promptly may be unsuccessful, especially for foreign securities or thinly traded securities. Distributions received on loaned securities in lieu of dividend payments (i.e., substitute payments) would not be considered qualified dividend income.
With respect to loans that are collateralized by cash, the borrower may be entitled to receive a fee based on the amount of cash collateral. The Fund is compensated by the difference between the amount earned on the reinvestment of cash collateral and the fee paid to the borrower. In the case of collateral other than cash, the Fund is compensated by a fee paid by the borrower equal to a percentage of the market value of the loaned securities. Any cash collateral may be reinvested in certain high quality short-term instruments either directly on behalf of the lending Fund or through one or more joint accounts or funds, which may include those managed by the Adviser. The Fund could lose money due to a decline in the value of collateral provided for loaned securities or any investments made with cash collateral. Certain non-cash collateral or investments made with cash collateral may have a greater risk of loss than other non-cash collateral or investments.
The Fund may pay a portion of the interest or fees earned from securities lending to a borrower as described above, and to one or more securities lending agents approved by the Board of Trustees of the Trust (the “Board”) who administer the lending program for the Fund in accordance with guidelines approved by the Board. In such capacity, the lending agent provides the following services to the Fund in connection with the Fund's securities lending activities: (i) locating borrowers among an approved list of prospective borrowers; (ii) causing the delivery of loaned securities from the Fund to borrowers; (iii) monitoring the value of loaned securities, the value of collateral received, and other lending parameters; (iv) seeking additional collateral, as necessary, from borrowers; (v) receiving and holding collateral from borrowers, and facilitating the investment and reinvestment of all or substantially all cash collateral in an investment vehicle designated by the Fund; (vi) returning collateral to borrowers; (vii) facilitating substitute dividend, interest, and other distribution payments to the Fund from borrowers; (viii) negotiating the terms of each loan of securities, including but not limited to the amount of any loan premium, and monitoring the terms of securities loan agreements with prospective borrowers for consistency with the requirements of the Fund's Securities Lending Authorization Agreement; (ix) selecting securities, including amounts (percentages), to be loaned; (x) recordkeeping and accounting servicing; and (xi) arranging for return of loaned securities to the Fund in accordance with the terms of the Securities Lending Authorization Agreement. State Street Bank and Trust Company (“State Street”), an affiliate of the Trust, has been approved by the Board to serve as securities lending agent for the Fund and the Trust has entered into an agreement with State Street for such services. Among other matters, the Trust has agreed to indemnify State Street for certain liabilities. State Street has received an order of exemption from the SEC under Sections 17(a) and 12(d)(1) under the 1940 Act to serve as the lending agent for affiliated investment companies such as the Trust and to invest the cash collateral received from loan transactions to be invested in an affiliated cash collateral fund.
Securities lending involves exposure to certain risks, including operational risk (i.e., the risk of losses resulting from problems in the settlement and accounting process especially so in certain international markets such as Taiwan), “gap” risk (i.e., the risk of a mismatch between the return on cash collateral reinvestments and the fees the Fund has agreed to pay a borrower), risk of loss of collateral, credit, legal, counterparty and market risk. If a securities lending counterparty were to default, the Fund would be subject to the risk of a possible delay in receiving collateral or in recovering the loaned securities, or to a possible loss of rights in the collateral. In the event a borrower does not return the Fund's securities as agreed, the Fund may experience losses if the proceeds received from liquidating the collateral do not at least equal the value of the loaned security at the time the collateral is liquidated, plus the transaction costs incurred in purchasing replacement securities. Although State Street has agreed to provide the Fund with indemnification in the event of a borrower default, the Fund is still exposed to the risk of losses in the event a borrower does not return the Fund's securities as agreed. For example, delays in recovery of lent securities may cause the Fund to lose the opportunity to sell the securities at a desirable price.
LEVERAGING
While the Fund does not anticipate doing so, the Fund may borrow money in an amount greater than 5% of the value of the Fund's total assets. However, under normal circumstances, the Fund will not borrow money from a bank in an amount greater than 10% of the value of the Fund's total assets. Borrowing for investment purposes is one form of leverage. Leveraging investments, by purchasing securities with borrowed money, is a speculative technique that increases investment risk, but also increases investment opportunity. Because substantially all of the Fund's assets will fluctuate in value, whereas the interest obligations on borrowings may be fixed, the NAV of the Fund will increase more when the Fund's portfolio assets increase in value and decrease more when the Fund's portfolio assets decrease in value than would otherwise be the case. Moreover, interest costs on borrowings may fluctuate with changing market rates of interest and may partially offset or exceed the returns on the borrowed funds.
OTHER SHORT-TERM INSTRUMENTS
The Fund may invest in short-term instruments, including money market instruments, (including money market funds advised by the Adviser), cash and cash equivalents, on an ongoing basis to provide liquidity or for other reasons. Money market instruments are generally short-term investments that may include but are not limited to: (i) shares of money market funds (including those advised by the Adviser); (ii) obligations issued or guaranteed by the U.S. government, its agencies or instrumentalities (including government-sponsored enterprises); (iii) negotiable certificates of deposit (“CDs”), bankers' acceptances, fixed time deposits and other obligations of U.S. and foreign banks (including foreign branches) and similar institutions; (iv) commercial paper rated at the date of purchase “Prime-1” by Moody's Investors Service (“Moody's”) or “A-1” by S&P Global Ratings (“S&P”), or if unrated, of comparable quality as determined by the Adviser; (v) non-convertible corporate debt securities (e.g., bonds and debentures) with remaining maturities at the date of purchase of not more than 397 days and that present minimal credit risk; and (vi) short-term U.S. dollar-denominated obligations of foreign banks (including U.S. branches) that, in the opinion of the Adviser, are of comparable quality to obligations of U.S. banks which may be purchased by the Fund. Any of these instruments may be purchased on a current or a forward-settled basis. Time deposits are non-negotiable deposits maintained in banking institutions for specified periods of time at stated interest rates. Bankers' acceptances are time drafts drawn on commercial banks by borrowers, usually in connection with international transactions. Money market instruments also include shares of money market funds. The SEC and other government agencies continue to review the regulation of money market funds. The SEC has adopted changes to the rules that govern money market funds over the years, most recently in July 2023. Legislative developments may also affect money market funds. These changes and developments may affect the investment strategies, performance, yield, operating expenses and continued viability of a money market fund.
PREFERRED SECURITIES
Preferred securities pay fixed or adjustable rate interest or dividends to investors, and are generally senior to common stock, but may be subordinated to bonds and other debt instruments in a company's capital structure and therefore may be subject to greater credit risk than those debt instruments. There is no assurance that interest payments, dividends or distributions on the preferred securities in which the Fund invests will be declared or otherwise made payable. In the case of preferred stock, in order to be payable, distributions on preferred securities must be declared by the issuer's board of directors. The market value of preferred securities may be affected by favorable and unfavorable changes impacting companies in the utilities and financial services sectors, which are prominent issuers of preferred securities, and by actual and anticipated changes in tax laws.
Because the claim on an issuer's earnings represented by preferred securities may become onerous when interest rates fall below the rate payable on such securities, the issuer may redeem the securities. Thus, in declining interest rate environments in particular, the Fund's holdings of higher rate-paying fixed rate preferred securities may be reduced and the Fund would be unable to acquire securities paying comparable rates with the redemption proceeds.

PRIVATE PLACEMENTS AND RESTRICTED SECURITIES
The Fund may invest in securities that are purchased in private placements and, accordingly, are subject to restrictions on resale as a matter of contract or under federal securities laws. While such private placements may offer attractive opportunities for investment not otherwise available on the open market, the securities so purchased are often “restricted securities,” i.e., securities which cannot be sold to the public without registration under the Securities Act or the availability of an exemption from registration (such as Rules 144 or 144A), or which are not readily marketable because they are subject to other legal or contractual delays in or restrictions on resale. Generally speaking, restricted securities may be sold only to qualified institutional buyers, or in a privately negotiated transaction to a limited number of purchasers, or in limited quantities after they have been held for a specified period of time and other conditions are met pursuant to an exemption from registration, or in a public offering for which a registration statement is in effect under the Securities Act.
Because there may be relatively few potential purchasers for such investments, especially under adverse market or economic conditions or in the event of adverse changes in the financial condition of the issuer, the Fund could find it more difficult to sell such securities when the Adviser believes it advisable to do so or may be able to sell such securities only at prices lower than if such securities were more widely held. Market quotations for such securities are generally less readily available than for publicly traded securities. The absence of a trading market can make it difficult to ascertain a market value for such securities for purposes of computing the Fund's net asset value, and the judgment of the Adviser may at times play a greater role in valuing these securities than in the case of publicly traded securities. Disposing of such securities, which may be illiquid investments, can involve time-consuming negotiation and legal expenses, and it may be difficult or impossible for the Fund to sell them promptly at an acceptable price. The Fund may have to bear the extra expense of registering such securities for resale and the risk of substantial delay in effecting such registration.
The Fund may be deemed to be an “underwriter” for purposes of the Securities Act when selling restricted securities to the public, and in such event the Fund may be liable to purchasers of such securities if the registration statement prepared by the issuer, or the prospectus forming a part of it, is materially inaccurate or misleading.
RATINGS
An investment grade rating means the security or issuer is rated investment grade by Moody's, S&P, Fitch Ratings, Inc. (“Fitch”), Morningstar DBRS, or another credit rating agency designated as a nationally recognized statistical rating organization by the SEC, or is unrated but considered to be of equivalent quality by the Adviser.
Subsequent to purchase by the Fund, a rated security may cease to be rated or its investment grade rating may be reduced below an investment grade rating. Bonds rated lower than Baa3 by Moody's or BBB- by S&P or Fitch are below investment grade quality and are obligations of issuers that are considered predominantly speculative with respect to the issuer's capacity to pay interest and repay principal according to the terms of the obligation and, therefore, carry greater investment risk, including the possibility of issuer default and bankruptcy and increased market price volatility. Such securities (“lower rated securities”) are commonly referred to as “junk” bonds and are subject to a substantial degree of credit risk. Lower rated securities are often issued by smaller, less creditworthy companies or by highly leveraged (indebted) firms, which are generally less able than more financially stable firms to make scheduled payments of interest and principal. The risks posed by securities issued under such circumstances are substantial. Bonds rated below investment-grade tend to be less marketable than higher-quality bonds because the market for them is less broad. The market for unrated bonds is even narrower. See “HIGH YIELD SECURITIES” above for more information relating to the risks associated with investing in lower rated securities, or Appendix A for more information on the ratings of debt instruments.
REAL ESTATE INVESTMENT TRUSTS (“REITs”)
REITs pool investors' funds for investment primarily in income producing real estate or real estate loans or interests. A REIT is not taxed on income distributed to shareholders if it complies with several requirements relating to its organization, ownership, assets, and income and a requirement that it distribute to its shareholders at least 90% of its taxable income (other than net capital gains) for each taxable year. REITs can generally be classified as Equity REITs, Mortgage REITs and Hybrid REITs. Equity REITs, which invest the majority of their assets directly in real property, derive their income primarily from rents. Equity REITs can also realize capital gains by selling properties that have appreciated in value. Mortgage REITs, which invest the majority of their assets in real estate mortgages, derive their income primarily from interest payments. Hybrid REITs combine the characteristics of both Equity REITs and Mortgage REITs. The Fund will not invest in real estate directly, but only in securities issued by real estate companies. However, the Fund may be subject to risks similar to those associated with the direct ownership of real estate (in addition to securities markets risks) to the extent it invests in the securities of companies in the real estate industry. These include declines in the value of real estate, risks related to general and local economic conditions, dependency on management skill, heavy cash flow dependency, possible lack of availability of mortgage funds, overbuilding, extended vacancies of properties, increased competition, increases in property taxes and operating expenses, changes in zoning laws, losses due to costs resulting from the clean-up of environmental problems, liability to third parties for damages resulting from environmental problems, casualty or condemnation losses, limitations on rents, changes in neighborhood values, the appeal of properties to tenants and changes in interest rates. Investments in REITs may subject Fund shareholders to duplicate management and administrative fees.
In addition to these risks, Equity REITs may be affected by changes in the value of the underlying property owned by the trusts, while Mortgage REITs may be affected by the quality of any credit extended. Further, Equity and Mortgage REITs are dependent upon management skills and generally may not be diversified. Equity and Mortgage REITs are also subject to heavy cash flow dependency, defaults by borrowers and self-liquidation. In addition, Equity and Mortgage REITs could possibly fail to qualify for the beneficial tax treatment available to REITs under the Internal Revenue Code, or to maintain their exemptions from registration under the 1940 Act. The above factors may also adversely affect a borrower's or a lessee's ability to meet its obligations to the REIT. In the event of a default by a borrower or lessee, the REIT may experience delays in enforcing its rights as a mortgagee or lessor and may incur substantial costs associated with protecting investments.
REPURCHASE AGREEMENTS
The Fund may invest in repurchase agreements with commercial banks, brokers or dealers to generate income from its excess cash balances and to invest securities lending cash collateral. A repurchase agreement is an agreement under which the Fund acquires a financial instrument (e.g., a security issued by the U.S. government or an agency thereof, a banker's acceptance or a certificate of deposit) from a seller, subject to resale to the seller at an agreed upon price and date (normally, the next Business Day—as defined below). A repurchase agreement may be considered a loan collateralized by securities. The resale price reflects an agreed upon interest rate effective for the period the instrument is held by the Fund and is unrelated to the interest rate on the underlying instrument.
In these repurchase agreement transactions, the securities acquired by the Fund (including accrued interest earned thereon) must have a total value in excess of the value of the repurchase agreement and are held by the Custodian until repurchased. No more than an aggregate of 15% of the Fund's net assets will be invested in illiquid investments, including repurchase agreements having maturities longer than seven days and securities subject to legal or contractual restrictions on resale, or for which there are no readily available market quotations.
The use of repurchase agreements involves certain risks. For example, if the other party to the agreement defaults on its obligation to repurchase the underlying security at a time when the value of the security has declined, the Fund may incur a loss upon disposition of the security. If the other party to the agreement becomes insolvent and subject to liquidation or reorganization under the U.S. Bankruptcy Code or other laws, a court may determine that the underlying security is collateral for a loan by the Fund not within the control of the Fund and, therefore, the Fund may not be able to substantiate its interest in the underlying security and may be deemed an unsecured creditor of the other party to the agreement.
REVERSE REPURCHASE AGREEMENTS
The Fund may enter into reverse repurchase agreements, which involve the sale of securities with an agreement to repurchase the securities at an agreed-upon price, date and interest payment and have the characteristics of borrowing. The securities purchased with the funds obtained from the agreement and securities collateralizing the agreement will have maturity dates no later than the repayment date. Generally the effect of such transactions is that the Fund can recover all or most of the cash invested in the portfolio securities involved during the term of the reverse repurchase agreement, while in many cases the Fund is able to keep some of the interest income associated with those securities. Such transactions are only advantageous if the Fund has an opportunity to earn a greater rate of interest on the cash derived from these transactions than the interest cost of obtaining the same amount of cash. Opportunities to realize earnings from the use of the proceeds equal to or greater than the interest required to be paid may not always be available and the Fund intends to use the reverse repurchase technique only when the Adviser believes it will be advantageous to the Fund. The use of reverse repurchase agreements may exaggerate any interim increase or decrease in the value of the Fund's assets. The Fund may enter into reverse repurchase agreements if it either meets the relevant asset coverage requirements of Section 18 of the 1940 Act for senior securities representing indebtedness, or elects to treat such arrangements as derivatives transactions under the Derivatives Rule. The Fund does not expect to engage, under normal circumstances, in reverse repurchase agreements with respect to more than 10% of its total assets.
SOVEREIGN DEBT OBLIGATIONS
Sovereign debt obligations are issued or guaranteed by foreign governments or their agencies. Sovereign debt may be in the form of conventional securities or other types of debt instruments such as loans or loan participations. Governmental entities responsible for repayment of the debt may be unable or unwilling to repay principal and pay interest when due, and may require renegotiation or reschedule of debt payments. In addition, prospects for repayment of principal and payment of interest may depend on political as well as economic factors. Although some sovereign debt, such as Brady Bonds, is collateralized by U.S. Government securities, repayment of principal and payment of interest is not guaranteed by the U.S. Government.
TRACKING STOCKS
Tracking stock is a separate class of common stock whose value is linked to a specific business unit or operating division within a larger company and which is designed to “track” the performance of such business unit or division. Therefore, tracking stock may decline in value even if the common stock of the larger company increases in value. In addition, holders of tracking stock may not have the same rights as holders of the company's common stock.
U.S. GOVERNMENT OBLIGATIONS
U.S. Government obligations are a type of bond. U.S. Government obligations include securities issued or guaranteed as to principal and interest by the U.S. Government, its agencies or instrumentalities.
One type of U.S. Government obligation, U.S. Treasury obligations, are backed by the full faith and credit of the U.S. Treasury and differ only in their interest rates, maturities, and times of issuance. U.S. Treasury bills have initial maturities of one-year or less; U.S. Treasury notes have initial maturities of one to ten years; and U.S. Treasury bonds generally have initial maturities of greater than ten years.
Other U.S. Government obligations are issued or guaranteed by agencies or instrumentalities of the U.S. Government including, but not limited to, Federal National Mortgage Association (“Fannie Mae”), Government National Mortgage Association (“Ginnie Mae”), the Small Business Administration, the Federal Farm Credit Administration, the Federal Home Loan Mortgage Corporation (“Freddie Mac”), the Federal Home Loan Banks (“FHLB”), Banks for Cooperatives (including the Central Bank for Cooperatives), the Federal Land Banks, the Federal Intermediate Credit Banks, the Tennessee Valley Authority, the Export-Import Bank of the United States, the Commodity Credit Corporation, the Federal Financing Bank, the Student Loan Marketing Association, the National Credit Union Administration and the Federal Agricultural Mortgage Corporation (Farmer Mac). Some obligations issued or guaranteed by U.S. Government agencies and instrumentalities, including, for example, Ginnie Mae pass-through certificates, are supported by the full faith and credit of the U.S. Treasury. Other obligations issued by or guaranteed by federal agencies, such as those securities issued by Fannie Mae, are supported by the discretionary authority of the U.S. Government to purchase certain obligations of the federal agency, while other obligations issued by or guaranteed by federal agencies, such as those of the FHLBs, are supported by the right of the issuer to borrow from the U.S. Treasury. While the U.S. Government provides financial support to such U.S. Government-sponsored federal agencies, no assurance can be given that the U.S. Government will always do so, since the U.S. Government is not so obligated by law.
In September 2008, the U.S. Treasury announced a federal takeover of Fannie Mae and Freddie Mac, placing the two federal instrumentalities in conservatorship. Under the terms of the takeover, the U.S. Treasury agreed to acquire $1 billion of senior preferred stock of each instrumentality and obtained warrants for the purchase of common stock of each instrumentality. Under these Senior Preferred Stock Purchase Agreements (“SPAs”), the U.S. Treasury has pledged to provide a limited amount of capital per instrumentality as needed, including the contribution of cash capital to the instrumentalities in the event their liabilities exceed their assets. In May 2009, the U.S. Treasury increased its maximum commitment to each instrumentality under the SPAs from $100 billion to $200 billion per instrumentality. In December 2009, the U.S. Treasury amended the SPAs to provide Fannie Mae and Freddie Mac with some additional flexibility to meet the requirement to reduce their mortgage portfolios. Also in December 2009, the U.S. Treasury further amended the SPAs to allow the cap on the U.S. Treasury's funding commitment to increase as necessary to accommodate any cumulative reduction in Fannie Mae's and Freddie Mac's net worth through the end of 2012. On August 17, 2012, the U.S. Treasury announced that it was again amending the SPAs to terminate the requirement that Fannie Mae and Freddie Mac each pay a 10% dividend annually on all amounts received under the funding commitment. Instead, they were required to transfer to the U.S. Treasury on a quarterly basis all profits earned during a quarter that exceeded a capital reserve amount of $3 billion. On September 30, 2019, the U.S. Treasury announced amendments to the SPAs permitting Fannie Mae and Freddie Mac to maintain capital reserves of $25 billion and $20 billion, respectively. It is believed that the amendment puts Fannie Mae and Freddie Mac in a better position to service their debt because the companies no longer have to borrow from the U.S. Treasury to make fixed dividend payments.
Fannie Mae and Freddie Mac are the subject of several continuing class action lawsuits and investigations by federal regulators over certain accounting, disclosure or corporate governance matters, which (along with any resulting financial restatements) may adversely affect the guaranteeing entities. Importantly, the future of the entities is in serious question as the U.S. government reportedly is considering multiple options, ranging from nationalization, privatization, consolidation, or abolishment of the entities.
U.S. REGISTERED SECURITIES OF FOREIGN ISSUERS
Investing in U.S. registered, dollar-denominated, securities issued by non-U.S. issuers involves some risks and considerations not typically associated with investing in U.S. companies. These include differences in accounting, auditing and financial reporting standards, the possibility of expropriation or confiscatory taxation, adverse changes in investment or exchange control regulations, political instability which could affect U.S. investments in foreign countries, and potential restrictions of the flow of international capital. Foreign companies may be subject to less governmental regulation than U.S. issuers. Moreover, individual foreign economies may differ favorably or unfavorably from the U.S. economy in such respects as growth of gross domestic product, rate of inflation, capital reinvestment, resource self-sufficiency and balance of payment positions.
The Fund's investment in equity securities of foreign corporations may also be in the form of American Depositary Receipts (“ADRs”), Global Depositary Receipts (“GDRs”) and European Depositary Receipts (“EDRs”) (collectively “Depositary Receipts”). Depositary Receipts are receipts, typically issued by a bank or trust company, which evidence ownership of underlying securities issued by a foreign corporation. For ADRs, the depository is typically a U.S. financial institution and the underlying securities are issued by a foreign issuer. For other Depositary Receipts, the depository may be a foreign or a U.S. entity, and the underlying securities may have a foreign or a U.S. issuer. Depositary Receipts will not necessarily be denominated in the same currency as their underlying securities. Generally, ADRs, in registered form, are designed for use in the U.S. securities markets, and EDRs, in bearer form, are designated for use in European securities markets. GDRs are tradable both in the United States and in Europe and are designed for use throughout the world. The Fund may invest in unsponsored Depositary Receipts. The issuers of unsponsored Depositary Receipts are not obligated to disclose material information in the United States, and, therefore, there may be less information available regarding such issuers and there may not be a correlation between such information and the market value of the Depositary Receipts.
VARIABLE AND FLOATING RATE SECURITIES
Variable rate securities are instruments issued or guaranteed by entities such as (1) U.S. Government, or an agency or instrumentality thereof, (2) states, municipalities and other political subdivisions, agencies, authorities and instrumentalities or states and multi-state agencies or authorities, (3) corporations, (4) financial institutions, (5) insurance companies or (6) trusts that have a rate of interest subject to adjustment at regular intervals but less frequently than annually. A variable rate security provides for the automatic establishment of a new interest rate on set dates. Variable rate obligations whose interest is readjusted no less frequently than annually will be deemed to have a maturity equal to the period remaining until the next readjustment of the interest rate. The Fund may also purchase floating rate securities. A floating rate security provides for the automatic adjustment of its interest rate whenever a specified interest rate changes. Interest rates on these securities are ordinarily tied to, and are a percentage of, a widely recognized interest rate, such as the yield on 90-day U.S. Treasury bills or the prime rate of a specified bank. These rates may change as often as twice daily. Generally, changes in interest rates will have a smaller effect on the market value of variable and fixed rate floating rate securities than on the market value of comparable fixed rate fixed income obligations. Thus, investing in variable and fixed rate floating rate securities generally allows less opportunity for capital appreciation and depreciation than investing in comparable fixed rate fixed income securities.

WHEN-ISSUED SECURITIES
Each Fund may purchase securities on a when-issued basis. Delivery of and payment for these securities may take place as long as a month or more after the date of the purchase commitment. The value of these securities is subject to market fluctuation during this period, and no income accrues to a Fund until settlement takes place. When entering into a when-issued transaction, a Fund will rely on the other party to consummate the transaction; if the other party fails to do so, a Fund may be disadvantaged.
Securities purchased on a when-issued basis and held by a Fund are subject to changes in market value based upon actual or perceived changes in the level of interest rates. Generally, the value of such securities will fluctuate inversely to changes in interest rates — i.e., they will appreciate in value when interest rates decline and decrease in value when interest rates rise. Therefore, if a Fund purchases securities on a “when-issued” basis, there may be a greater possibility of fluctuation in a Fund's NAV.
Special Considerations and Risks
A discussion of the risks associated with an investment in the Fund is contained in the Prospectus. The discussion below supplements, and should be read in conjunction with, the Prospectus.
GENERAL
Investment in the Fund should be made with an understanding that the value of the Fund's portfolio securities may fluctuate in accordance with changes in the financial condition of the issuers of the portfolio securities, the value of securities generally and other factors.
An investment in the Fund should also be made with an understanding of the risks inherent in an investment in securities, including the risk that the financial condition of issuers may become impaired or that the general condition of the securities markets may deteriorate (either of which may cause a decrease in the value of the portfolio securities and thus in the value of Shares). Securities are susceptible to general market fluctuations and to volatile increases and decreases in value as market confidence in and perceptions of their issuers change. These investor perceptions are based on various and unpredictable factors including expectations regarding government, economic, monetary and fiscal policies, inflation and interest rates, economic expansion or contraction, and global or regional political, economic and banking crises. Securities of issuers traded on exchanges may be suspended on certain exchanges by the issuers themselves, by an exchange or by government authorities. The likelihood of such suspensions may be higher for securities of issuers in emerging or less-developed market countries than in countries with more developed markets. Trading suspensions may be applied from time to time to the securities of individual issuers for reasons specific to that issuer, or may be applied broadly by exchanges or governmental authorities in response to market events. Suspensions may last for significant periods of time, during which trading in the securities and instruments that reference the securities, such as participatory notes (or “P-notes”) or other derivative instruments, may be halted.
The principal trading market for some of the securities in an Index may be in the over-the-counter market. The existence of a liquid trading market for certain securities may depend on whether dealers will make a market in such securities. There can be no assurance that a market will be made or maintained or that any such market will be or remain liquid. The price at which securities may be sold and the value of the Fund's Shares will be adversely affected if trading markets for the Fund's portfolio securities are limited or absent or if bid/ask spreads are wide.
CHINA BOND RISK
The Fund may gain exposure to renminbi (“RMB”) denominated fixed income securities of Chinese issuers (“China bonds”). The Fund may invest in China bonds (i) through direct access to the China Interbank Bond Market (“CIBM”), (ii) through certain foreign institutional investors that have obtained a license from the Chinese regulators, and (iii) through Bond Connect, a program that provides foreign investors with access to China's onshore bond market.
CIBM Direct Access Program Risks: The CIBM is an OTC market established in 1997, and accounts for more than 95% of outstanding bond values of the total trading volume in the People's Republic of China (the “PRC”). On CIBM, domestic institutional investors and certain foreign institutional investors can trade, on a one-to-one quote-driven basis, sovereign bonds, government bonds, corporate bonds, bond repo, bond lending, bills issued by the People's Bank of China

(“PBOC”) and other financial debt instruments. Pursuant to the Announcement (2016) No. 3 issued by the PBOC on February 24, 2016, eligible foreign institutional investors can conduct trading on the CIBM under a program established by the PBOC (“CIBM Direct Access Program”) subject to other rules and regulations as promulgated by the PRC authorities. There is no trading quota limitation.
CIBM is regulated and supervised by the PBOC. The PBOC is responsible for, among others, promulgating the applicable CIBM listing, trading and operating rules, and supervising the market operators of CIBM. Bonds and bond-related derivatives are traded in the CIBM primarily through (i) independent bilateral negotiation on a transaction by transaction basis or (ii) through the “click-and-deal” trading model, whereby a party offers a quote in the market that can then be accepted by a counterparty (thus, “clicking” the “deal”). A “click-and-deal” quote may also be automatically matched with a price limit order. In addition, an “anonymous click” trading model has been implemented for certain bonds and bond-related derivatives whereby anonymous quotes offered in the market are automatically matched with counterparties based on timing and price. Once a transaction is agreed upon, the parties will, in accordance with the terms of the transaction, promptly send instructions for the delivery of bonds and funds. Parties are required to have sufficient bonds and funds for delivery on the agreed upon delivery date. China Central Depository & Clearing Co., Ltd (“CCDC”) or Shanghai Clearing House (“SHCH”) will deliver bonds according to the instructions sent by the parties. Fund clearing banks will handle the transfer and settlement of the payments of the bonds on behalf of the parties. The China Foreign Exchange Trading System is the unified trading platform for CIBM.
The Fund's investments in China bonds through the CIBM Direct Access Program will be subject to a number of additional risks and restrictions that may affect the Fund's investments and returns. Certain of these risks are discussed below.
The CIBM Direct Access Program is relatively new. Laws, rules, regulations, policies, notices, circulars or guidelines relating to the CIBM Direct Access Program as published or applied by the PBOC and other PRC authorities are relatively untested and are subject to change from time to time. There can be no assurance that the CIBM Direct Access Program will not be restricted, suspended or abolished. If such event occurs, the Fund's ability to invest in the CIBM through the CIBM Direct Access Program will be adversely affected, and if the Fund is unable to adequately access the CIBM through other means, the Fund's ability to achieve its investment objective will be adversely affected.
Under the prevailing PRC regulations, eligible foreign institutional investors who wish to invest directly in CIBM through the CIBM Direct Access Program may do so through an onshore settlement agent, who would be responsible for making the relevant filings and account opening with the relevant authorities. The Fund is therefore subject to the risk of default or errors on the part of such agent.
QFI Investment Risk: In May 2020, the Renminbi Qualified Foreign Institutional Investor (“RQFII”) and Qualified Foreign Institutional Investor (“QFII”) regimes were combined resulting in a unified set of rules applicable to all RQFIIs and QFIIs by the Chinese regulators (collectively referred to as “Qualified Foreign Investor” or “QFI”) Investment companies, such as the Fund, are not currently within the types of entities that are eligible for QFI license. Rather, the Fund may utilize the Adviser's QFI license granted under QFI regulations to invest in China bonds.
It is possible that the Adviser's QFI status could be suspended or revoked. Pursuant to PRC and QFI regulations, the State Administration of Foreign Exchange (“SAFE”) and the China Securities Regulatory Commission (“CSRC”) are vested with the power to impose regulatory sanctions if the Adviser, in its capacity as QFI, or the PRC custodian violates any provision of the QFI regulations. Any such violations could result in the revocation of the Adviser's QFI license or other regulatory sanctions and may adversely affect the ability of the Fund to invest in China bonds. The Adviser is also subject to regulation by certain Hong Kong regulatory authorities, including the Hong Kong Securities and Futures Commission. Regulatory matters arising from such regulation could also adversely affect the Adviser's QFI license and ability to provide advisory services, generally.
There can be no assurance that the Adviser will continue to maintain its QFI status. In the event the Adviser is unable to maintain its QFI status, it may be necessary for the Fund to limit or suspend creations of Creation Units. In such event it is possible that the trading price of the Fund's Shares on its Exchange will be at a significant premium to the NAV (which may also increase tracking error of the Fund). In extreme circumstances, the Fund may incur significant loss due to limited investment capabilities, or may not be able fully to implement or pursue its investment objectives or strategies, due to QFI investment restrictions, illiquidity of the PRC securities markets, and delay or disruption in execution of trades or in settlement of trades.
The regulations which regulate investments by QFIs in the PRC and the repatriation of capital from QFI investments are relatively new. The application and interpretation of such investment regulations are therefore relatively untested and there is no certainty as to how they will be applied as the PRC authorities and regulators have been given wide discretion in such investment regulations and there is no precedent or certainty as to how such discretion may be exercised now or in the future. Existing QFI regulations may change over time and new QFI regulations may be promulgated in the future and no assurance can be given that any such changes will not adversely affect the Fund or its ability to achieve its investment objective.
Bond Connect Risks: The “Mutual Bond Market Access between Mainland China and Hong Kong” (“Bond Connect”) program is a new initiative established by PBOC, China Foreign Exchange Trade System & National Interbank Funding Centre (“CFETS”), CCDC, SHCH, and Hong Kong Exchanges and Clearing Limited (“HKEx”) and Central Moneymarkets Unit (“CMU”) of the Hong Kong Monetary Authority (“HKMA”) to facilitate investor's investments between the Mainland China and Hong Kong bond markets through connection between the Mainland China and Hong Kong financial institutions.
Under the prevailing PRC regulations, eligible foreign investors are allowed to invest in the bonds available on the CIBM through the northbound trading of Bond Connect (“Northbound Trading Link”). There is currently no investment quota for the Northbound Trading Link. The Northbound Trading Link refers to the trading platform that is located outside of Mainland China and is connected to CFETS for eligible foreign investors to submit their trade requests for bonds circulated in the CIBM through Bond Connect. HKEx and CFETS work together with offshore electronic bond trading platforms to provide electronic trading services and platforms to allow direct trading between eligible foreign investors and approved onshore dealers in Mainland China through CFETS. Under the Northbound Trading Link, eligible foreign investors are required to appoint the CFETS or other institutions recognized by the PBOC as registration agents to apply for registration with the PBOC.
Pursuant to the prevailing regulations in Mainland China, the CMU, the offshore custody agent recognized by the HKMA, opens omnibus nominee accounts with the onshore custody agent recognized by the PBOC (i.e., the CCDC and SHCH). All bonds traded by eligible foreign investors will be registered in the name of the CMU, which will hold such bonds as a nominee owner.
Bond Connect is relatively new. Laws, rules, regulations, policies, notices, circulars or guidelines relating to Bond Connect as published or applied by any of the Bond Connect Authorities (as defined below) are relatively untested and are subject to change. “Bond Connect Authorities” refers to the exchanges, trading systems, settlement systems, governmental, regulatory or tax bodies which provide services and/or regulate Bond Connect and activities relating to Bond Connect, including, without limitation, the PBOC, the HKMA, the HKEx, the CFETS, the CMU, the CCDC and the SHCH and any other regulator, agency or authority with jurisdiction, authority or responsibility in respect of Bond Connect. There can be no assurance that Bond Connect will not be restricted, suspended or abolished. If such event occurs, the Fund's ability to invest in the CIBM through Bond Connect may be adversely affected, and if the Fund is unable to adequately access the CIBM through other means, the Fund's ability to achieve its investment objective may be adversely affected.
Under the prevailing Bond Connect regulations, eligible foreign investors who wish to participate in Bond Connect may do so through an offshore custody agent, registration agent or other third parties (as the case may be), who would be responsible for making the relevant filings and account opening with the relevant authorities. The Fund is therefore subject to the risk of default or errors on the part of such agents.
Trading through Bond Connect is performed through newly developed trading platforms and operational systems. There is no assurance that such systems will function properly (in particular, under extreme market conditions) or will continue to be adapted to changes and developments in the market. In the event that the relevant systems fail to function properly, trading through Bond Connect may be disrupted. The Fund's ability to trade through Bond Connect (and hence to pursue its investment strategy) may therefore be adversely affected. In addition, where the Fund invests in the CIBM through Bond Connect, it may be subject to risks of delays inherent in the order placing and/or settlement.
The CMU is the “nominee holder” of the bonds acquired by the Fund through Bond Connect. While Bond Connect Authorities have expressly stated that investors will enjoy the rights and interests of the bonds acquired through Bond Connect similar to investors in bond interests acquired through more traditional means in accordance with applicable laws, the exercise and the enforcement of beneficial ownership rights in such bonds in the Chinese courts has yet to be tested. As a result, for example, though the HKMA has stated otherwise in its Frequently Asked Questions relating to Bond Connect, it is possible that in the event that the nominee holder becomes insolvent, such bonds may be deemed to form part of the pool of assets of the nominee holder available for distribution to its creditors thereby subjugating the rights of the Fund.

Chinese Credit Rating Risks: China bonds will generally be rated by Chinese ratings agencies (and not by U.S. nationally recognized statistical ratings organizations (“NRSROs”)). The rating criteria and methodology used by Chinese rating agencies may be different from those adopted by NRSROs and international credit rating agencies. Therefore, such rating systems may not provide an equivalent standard for comparison with securities rated by NRSROs and international credit rating agencies.
Market Risks: The Fund investing in the CIBM will be subject to liquidity and volatility risks. Market volatility and potential lack of liquidity due to possible low trading volume of certain bonds in the CIBM may result in prices of certain bonds traded in the CIBM fluctuating significantly. The bid and offer spreads of the prices of such bonds may be large, and the Fund may therefore incur significant trading and realization costs and may even suffer losses when selling such investments. To the extent that the Fund transacts in the CIBM, the Fund may also be exposed to risks associated with settlement procedures and default of counterparties. The counterparty which has entered into a transaction with the Fund may default in its obligation to settle the transaction by failure to deliver relevant securities or to make payment.
General PRC-Related Risks
Economic, Political and Social Risks of the PRC: The economy of China, which has been in a state of transition from a planned economy to a more market-oriented economy, differs from the economies of most developed countries in many respects, including the level of government involvement, its state of development, its growth rate, control of foreign exchange, protection of intellectual property rights and allocation of resources.
Although the majority of productive assets in China are still owned by the PRC government at various levels, in recent years, the PRC government has implemented economic reform measures emphasizing utilization of market forces in the development of the economy of China and a high level of management autonomy. The economy of China has experienced significant growth in the past several decades, but growth has been uneven both geographically and among various sectors of the economy, and no assurance can be given that such growth will continue. Economic growth has also been accompanied by periods of high inflation. The PRC government has implemented various measures from time to time to control inflation and restrain the rate of economic growth.
There can, however, be no assurance that the PRC government will continue to pursue such economic policies or, if it does, that those policies will continue to be successful. Any such adjustment and modification of those economic policies may have an adverse impact on the securities markets in the PRC as well as the portfolio securities of the Fund. Further, the PRC government may from time to time adopt corrective measures to control the growth of the PRC economy, which may also have an adverse impact on the capital growth and performance of the Fund. Political changes, social instability and adverse diplomatic developments in the PRC could result in the imposition of additional government restrictions, including expropriation of assets, confiscatory taxes, limits on repatriation, or nationalization of some or all of the property held by the underlying issuers of the Fund's portfolio securities.
PRC Laws and Regulations Risk: The regulatory and legal framework for capital markets and companies in the PRC may not be as well developed as those of developed countries. PRC laws and regulations affecting securities markets are relatively new and evolving, and because of the limited volume of published cases and judicial interpretation and their non-binding nature, interpretation and enforcement of these regulations involve significant uncertainties. In addition, as the PRC legal system develops, no assurance can be given that changes in such laws and regulations or new laws, regulations or practices relating to transactions in Chinese securities will be promulgated, or that their interpretation or enforcement will not have a material adverse effect on the Fund's portfolio securities.
In addition, the effect of future developments in the PRC legal system is unpredictable, such as changes to the existing regulatory environment and government scrutiny in certain areas, uncertain interpretation and implementation of existing laws or enforcement thereof, or the preemption of local regulations by national laws. For instance, China has tightened regulatory requirements with respect to privacy, data protection and information security, and has promulgated new regulations and policy to regulate certain industries in the past year, which may in turn impact the business operation of the underlying issuers of the Fund's portfolio securities. The rapid evolving legal system of China may have a material adverse effect on the Fund's portfolio securities.
PRC Tax Risk: Uncertainties in PRC tax rules governing taxation of income and gains from investments in China bonds could result in unexpected tax liabilities for the Fund. The Fund's investments in China bonds may cause the Fund to become subject to withholding and other taxes imposed by the PRC. Pursuant to the Announcement on the Extension of Corporate Income Tax and Value-Added Tax Policies for Overseas Institutions Investing in the Domestic Bond Market (Announcement [2026] No. 5) jointly issued by the Ministry of Finance and the State Taxation Administration on January 13, 2026, bond interest income derived by overseas institutional investors from investments in the China bond market is temporarily exempt from corporate income tax (withholding tax) and value-added tax. This exemption, which originally commenced on November 7, 2018, has been extended and will remain effective through December 31, 2027. There is uncertainty regarding how long the temporary exemption will be available. If, in the future, China begins applying tax rules regarding the taxation of investment in China bonds by foreign investors, and/or begins collecting withholding and other taxes on interest derived by such investment, the Fund's return might be adversely affected.
Political Tension Risk: Recently there have been heightened tensions in international economic relations and rising political tensions. In particular, political tensions between the United States and China have escalated due to a series of trade, international treaty, tax, and sanctions actions taken by the United States against China, among other things, imposition of tariffs on a substantial quantity of Chinese imports; the imposition of sanctions on an expanded number of Chinese companies for their support of China's military industrial complex or alleged human rights violations; enhanced reviews by CFIUS of foreign direct investments in the United States by Chinese companies; the detention by US Customs and Border Protection of products made in Xinjiang involving alleged human rights violations; and the enhancement of extensive export controls on the semiconductor industry, as well as countersanctions or countermeasures from the PRC government that have been triggered or expected to be triggered. Rising political tensions could reduce levels of trade, investments and other economic activities between the two major economies, and any escalation thereof may have a negative impact on the general, economic, political, and social conditions in China and, in turn, adversely impact the Fund's portfolio securities.
CONFLICTS OF INTEREST RISK
An investment in the Fund may be subject to a number of actual or potential conflicts of interest. For example, the Adviser or its affiliates may provide services to the Fund, such as securities lending agency services, custodial, administrative, bookkeeping, and accounting services, transfer agency and shareholder servicing, securities brokerage services, and other services for which the Fund would compensate the Adviser and/or such affiliates. The Fund may invest in other pooled investment vehicles sponsored, managed, or otherwise affiliated with the Adviser. There is no assurance that the rates at which the Fund pays fees or expenses to the Adviser or its affiliates, or the terms on which it enters into transactions with the Adviser or its affiliates, will be the most favorable available in the market generally or as favorable as the rates the Adviser makes available to other clients. Because of its financial interest, the Adviser may have an incentive to enter into transactions or arrangements on behalf of the Fund with itself or its affiliates in circumstances where it might not have done so in the absence of that interest.
CONTINUOUS OFFERING
The method by which Creation Units of Shares are created and traded may raise certain issues under applicable securities laws. Because new Creation Units of Shares are issued and sold by the Trust on an ongoing basis, at any point a “distribution,” as such term is used in the Securities Act, may occur. Broker-dealers and other persons are cautioned that some activities on their part may, depending on the circumstances, result in their being deemed participants in a distribution in a manner which could render them statutory underwriters and subject them to the prospectus delivery and liability provisions of the Securities Act.
For example, a broker-dealer firm or its client may be deemed a statutory underwriter if it takes Creation Units after placing an order with the Distributor, breaks them down into constituent Shares, and sells such Shares directly to customers, or if it chooses to couple the creation of a supply of new Shares with an active selling effort involving solicitation of secondary market demand for Shares. A determination of whether one is an underwriter for purposes of the Securities Act must take into account all the facts and circumstances pertaining to the activities of the broker-dealer or its client in the particular case, and the examples mentioned above should not be considered a complete description of all the activities that could lead to a categorization as an underwriter.
Broker-dealer firms should also note that dealers who are not “underwriters” but are effecting transactions in Shares, whether or not participating in the distribution of Shares, are generally required to deliver a prospectus. This is because the prospectus delivery exemption in Section 4(a)(3) of the Securities Act is not available in respect of such transactions as a result of Section 24(d) of the 1940 Act. Firms that incur a prospectus-delivery obligation with respect to Shares of the Fund are reminded that under Securities Act Rule 153, a prospectus-delivery obligation under Section 5(b)(2) of the Securities Act owed to an exchange member in connection with a sale on the Exchange is satisfied by the fact that the Fund's Prospectus is available at the Exchange upon request. The prospectus delivery mechanism provided in Rule 153 is only available with respect to transactions on an exchange.

SSGA FM or its affiliates (the “Selling Shareholder”) may purchase Creation Units through a broker-dealer to “seed” (in whole or in part) the Fund as it is launched, or may purchase shares from broker-dealers or other investors that have previously provided “seed” for the Fund when it was launched or otherwise in secondary market transactions, and because the Selling Shareholder may be deemed an affiliate of the Fund, the Shares are being registered to permit the resale of these shares from time to time after purchase. The Fund will not receive any of the proceeds from the resale by the Selling Shareholders of these Shares.
The Selling Shareholder intends to sell all or a portion of the Shares owned by it and offered hereby from time to time directly or through one or more broker-dealers, and may also hedge such positions. The Shares may be sold on any national securities exchange on which the Shares may be listed or quoted at the time of sale, in the over-the-counter market or in transactions other than on these exchanges or systems at fixed prices, at prevailing market prices at the time of the sale, at varying prices determined at the time of sale, or at negotiated prices. These sales may be effected in transactions, which may involve cross or block transactions.
The Selling Shareholder may also loan or pledge Shares to broker-dealers that in turn may sell such Shares, to the extent permitted by applicable law. The Selling Shareholder may also enter into options or other transactions with broker-dealers or other financial institutions or the creation of one or more derivative securities which require the delivery to such broker-dealer or other financial institution of Shares, which Shares such broker-dealer or other financial institution may resell.
The Selling Shareholder and any broker-dealer or agents participating in the distribution of Shares may be deemed to be “underwriters” within the meaning of Section 2(a)(11) of the Securities Act in connection with such sales. In such event, any commissions paid to any such broker-dealer or agent and any profit on the resale of the Shares purchased by them may be deemed to be underwriting commissions or discounts under the Securities Act. The Selling Shareholder who may be deemed an “underwriter” within the meaning of Section 2(a)(11) of the Securities Act will be subject to the applicable prospectus delivery requirements of the Securities Act.
COUNTERPARTY RISK
Counterparty risk with respect to derivatives has been and may continue to be affected by new rules and regulations affecting the derivatives market. Some derivatives transactions are required to be centrally cleared, and a party to a cleared derivatives transaction is subject to the credit risk of the clearing house and the clearing member through which it holds its cleared position, rather than the credit risk of its original counterparty to the derivatives transaction. Credit risk of market participants with respect to derivatives that are centrally cleared is concentrated in a few clearing houses, and it is not clear how an insolvency proceeding of a clearing house would be conducted, what effect the insolvency proceeding would have on any recovery by the Fund, and what impact an insolvency of a clearing house would have on the financial system more generally.
FUTURES AND OPTIONS TRANSACTIONS
There can be no assurance that a liquid secondary market will exist for any particular futures contract or option at any specific time. Thus, it may not be possible to close a futures or options position. In the event of adverse price movements, the Fund would continue to be required to make daily cash payments to maintain its required margin. In such situations, if the Fund has insufficient cash, it may have to sell portfolio securities to meet daily margin requirements at a time when it may be disadvantageous to do so. In addition, the Fund may be required to make delivery of the instruments underlying futures contracts it has sold.
The Fund will minimize the risk that it will be unable to close out a futures or options contract by only entering into futures and options for which there appears to be a liquid secondary market.
The risk of loss in trading futures contracts or uncovered call options in some strategies (e.g., selling uncovered index futures contracts) is potentially unlimited. The Fund does not plan to use futures and options contracts, when available, in this manner. The risk of a futures position may still be large as traditionally measured due to the low margin deposits required. In many cases, a relatively small price movement in a futures contract may result in immediate and substantial loss or gain to the investor relative to the size of a required margin deposit. The Fund, however, may utilize futures and options contracts in a manner designed to limit its risk exposure to that which is comparable to what it would have incurred through direct investment in securities.

Utilization of futures transactions by the Fund involves the risk of imperfect or even negative correlation to its benchmark Index if the index underlying the futures contracts differs from the benchmark Index or if the futures contracts do not track the benchmark Index as expected. There is also the risk of loss by the Fund of margin deposits in the event of bankruptcy of a broker with whom the Fund has an open position in the futures contract or option.
Certain financial futures exchanges limit the amount of fluctuation permitted in futures contract prices during a single trading day. The “daily price fluctuation limit” or “daily limit” establishes the maximum amount that the price of a futures contract may vary either up or down from the previous day's settlement price at the end of a trading session. Once the daily limit has been reached in a particular type of contract, generally no trades may be made on that day at a price beyond that limit. The daily limit governs only price movement during a particular trading day and therefore does not limit potential losses, because the limit may prevent the liquidation of unfavorable positions. Futures contract prices have occasionally moved to the daily limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of futures positions and subjecting some futures traders to substantial losses.
RISKS OF SWAP AGREEMENTS
Swap agreements are subject to the risk that the swap counterparty will default on its obligations. If such a default occurs, the Fund will have contractual remedies pursuant to the agreements related to the transaction, but such remedies may be subject to bankruptcy and insolvency laws which could affect the Fund's rights as a creditor.
The use of interest-rate and index swaps is a highly specialized activity that involves investment techniques and risks different from those associated with ordinary portfolio security transactions. The use of a swap requires an understanding not only of the referenced asset, reference rate, or index, but also of the swap itself, without the benefit of observing the performance of the swap under all possible market conditions. These transactions generally do not involve the delivery of securities or other underlying assets or principal.
The absence of a regulated execution facility or contract market and lack of liquidity for swap transactions has led, in some instances, to difficulties in trading and valuation, especially in the event of market disruptions. Under recently adopted rules and regulations, transactions in some types of swaps are required to be centrally cleared. In a cleared derivatives transaction, the Fund's counterparty to the transaction is a central derivatives clearing organization, or clearing house, rather than a bank or broker. Because the Fund is not a member of a clearing house, and only members of a clearing house can participate directly in the clearing house, the Fund holds cleared derivatives through accounts at clearing members. In cleared derivatives transactions, the Fund will make payments (including margin payments) to and receive payments from a clearing house through its accounts at clearing members. Clearing members guarantee performance of their clients' obligations to the clearing house. Centrally cleared derivative arrangements may be less favorable to the Fund than bilateral (non-cleared) arrangements. For example, the Fund may be required to provide greater amounts of margin for cleared derivatives transactions than for bilateral derivatives transactions. Also, in contrast to bilateral derivatives transactions, in some cases following a period of notice to the Fund, a clearing member generally can require termination of existing cleared derivatives transactions at any time or an increase in margin requirements above the margin that the clearing member required at the beginning of a transaction. Clearing houses also have broad rights to increase margin requirements for existing transactions or to terminate transactions at any time in accordance with their rules. The Fund is subject to risk if it enters into a derivatives transaction that is required to be cleared (or which SSGA FM expects to be cleared), and no clearing member is willing or able to clear the transaction on the Fund's behalf. In that case, the transaction might have to be terminated, and the Fund could lose some or all of the benefit of the transaction, including loss of an increase in the value of the transaction and loss of hedging protection. In addition, the documentation governing the relationship between the Fund and clearing members is drafted by the clearing members and generally is less favorable to the Fund than typical bilateral derivatives documentation.
These clearing rules and other new rules and regulations could, among other things, restrict the Fund's ability to engage in, or increase the cost to the Fund of, derivatives transactions, for example, by making some types of derivatives no longer available to the Fund, increasing margin or capital requirements, or otherwise limiting liquidity or increasing transaction costs. These regulations, as applicable to swaps, are relatively new and evolving, so their potential impact on the Fund and the financial system are not yet known.

Because they are two party contracts that may be subject to contractual restrictions on transferability and termination and because they may have terms of greater than seven days, swap agreements may be considered to be illiquid and subject to the Fund's limitation on investments in illiquid investments. To the extent that a swap is not liquid, it may not be possible to initiate a transaction or liquidate a position at an advantageous time or price, which may result in significant losses. Like most other investments, swap agreements are subject to the risk that the market value of the instrument will change in a way detrimental to the Fund's interest.
If the Fund uses a swap as a hedge against, or as a substitute for, a portfolio investment, the Fund will be exposed to the risk that the swap will have or will develop imperfect or no correlation with the portfolio investment. This could cause substantial losses for the Fund. While hedging strategies involving swap instruments can reduce the risk of loss, they can also reduce the opportunity for gain or even result in losses by offsetting favorable price movements in other Fund investments. Many swaps are complex and often valued subjectively.
EUROPE – RECENT EVENTS
A number of countries in Europe, including Greece, Spain, Italy, and Portugal, have substantial government debt levels. The concern over these debt levels has led to volatility in the European financial markets, which has adversely affected the exchange rate of the euro and may continue to significantly affect every country in Europe. For some countries, the ability to repay sovereign debt is in question, and default is possible, which could affect their ability to borrow in the future. Several countries have agreed to multi-year bailout loans from the European Central Bank, the IMF, and other institutions. A default or debt restructuring by any European country can adversely impact holders of that country's debt and can affect exposures to other European Union (“EU”) countries and their financial companies as well. These financial difficulties may continue, worsen or spread within or outside Europe. Responses to the financial problems by European governments, central banks and others, including austerity measures and reforms, may not work, may result in social unrest and may limit future growth and economic recovery or have other unintended consequences.
Uncertainties regarding the viability of the EU have impacted and may continue to impact markets in the United States and around the world. On January 31, 2020, the United Kingdom (“UK”) formally withdrew from the EU (commonly known as “Brexit”). An agreement between the UK and the EU governing their future trade relationship became effective January 1, 2021, but that agreement does not include an agreement on financial services, and it is unlikely that such agreement will be concluded. Moreover, the UK government has started a program of financial services law reform with the ultimate aim of repealing many EU financial services laws that were assimilated into UK law from January 1, 2021, and replacing them with legislation or rules made by the UK government or financial services regulators. Accordingly, uncertainty remains in certain areas as to the future relationship between the UK and the EU. Brexit has already had a significant impact on the UK, Europe, and global economies, and could continue to result in volatility and illiquidity, legal, political, economic and regulatory uncertainties and lower economic growth for these economies that could in turn have an adverse effect on the value of the Fund's investments. Any further exits from the EU, or the possibility of such exits, or the abandonment of the euro, may cause additional market disruption globally and introduce new legal and regulatory uncertainties.
MARKET TURBULENCE RESULTING FROM INFECTIOUS ILLNESS
A widespread outbreak of an infectious illness, such as COVID-19, may lead to governments and businesses world-wide taking aggressive measures, including closing borders, restricting international and domestic travel, and the imposition of prolonged quarantines of large populations. As occurred in the wake of COVID-19, the spread of such an illness may result in the disruption of and delays in the delivery of healthcare services and processes, the cancellation of organized events and educational institutions, the disruption of production and supply chains, a decline in consumer demand for certain goods and services, and general concern and uncertainty, all of which may contribute to increased volatility in global markets. COVID-19, and other epidemics and pandemics that may arise in the future, could adversely affect the economies of many nations, the global economy, individual companies, sectors and industries, and capital markets in ways that cannot be foreseen at the present time. In addition, the impact of infectious diseases in developing or emerging market countries may be greater due to limited health care resources. Political, economic and social stresses caused by infectious illness also may exacerbate other pre-existing political, social and economic risks in certain countries. The duration of such an illness and its effects are unpredictable, but the effects could be present for an extended period of time.

RUSSIA SANCTIONS RISK
Sanctions threatened or imposed by a number of jurisdictions, including the United States, the European Union and the United Kingdom, and other intergovernmental actions that have been or may be undertaken in the future, against Russia, Russian entities or Russian individuals, may result in the devaluation of Russian currency, a downgrade in the country's credit rating, an immediate freeze of Russian assets, a decline in the value and liquidity of Russian securities, property or interests, and/or other adverse consequences to the Russian economy or the Fund. The scope and scale of sanctions in place at a particular time may be expanded or otherwise modified in a way that have negative effects on the Fund. Sanctions, or the threat of new or modified sanctions, could impair the ability of the Fund to buy, sell, hold, receive, deliver or otherwise transact in certain affected securities or other investment instruments. Sanctions could also result in Russia taking counter measures or other actions in response, which may further impair the value and liquidity of Russian securities. These sanctions, and the resulting disruption of the Russian economy, may cause volatility in other regional and global markets and may negatively impact the performance of various sectors and industries, as well as companies in other countries, which could have a negative effect on the performance of the Fund, even if the Fund does not have direct exposure to securities of Russian issuers. As a collective result of the imposition of sanctions, Russian government countermeasures and the impact that they have had on the trading markets for Russian securities, the Fund may use fair valuation procedures approved by the Fund's Board to value certain Russian securities, which could result in such securities being deemed to have a zero value.
A reduction in liquidity of certain Fund holdings as a result of sanctions and related actions may cause the Fund to experience increased premiums or discounts to its NAV and/or wider bid-ask spreads. Additionally, if it becomes impracticable or unlawful for the Fund to hold securities subject to, or otherwise affected by, sanctions, or if deemed appropriate by the Fund's investment adviser, the Fund may prohibit in-kind deposits of the affected securities in connection with creation transactions and instead require a cash deposit, which may also increase the Fund's transaction costs.
TAX RISKS
As with any investment, you should consider how your investment in Shares of the Fund will be taxed. The tax information in the Prospectus and this SAI is provided as general information. You should consult your own tax professional about the tax consequences of an investment in Shares of the Fund.
Unless your investment in Shares is made through a tax-exempt entity or tax-advantaged retirement account, such as an individual retirement account, you need to be aware of the possible tax consequences when the Fund makes distributions or you sell Shares.
Investment Restrictions
The Trust has adopted the following investment restrictions as fundamental policies with respect to the Fund. These restrictions cannot be changed without the approval of the holders of a majority of the Fund's outstanding voting securities. For purposes of the 1940 Act, a majority of the outstanding voting securities of the Fund means the vote, at an annual or a special meeting of the security holders of the Trust, of the lesser of (1) 67% or more of the voting securities of the Fund present at such meeting, if the holders of more than 50% of the outstanding voting securities of the Fund are present or represented by proxy, or (2) more than 50% of the outstanding voting securities of the Fund. Except with the approval of a majority of the outstanding voting securities, the Fund may not:
1.
Concentrate its investments in securities of issuers in the same industry, except as may be necessary to approximate the composition of the Fund's underlying Index;(1)
2.
Make loans to another person except as permitted by the 1940 Act or other governing statute, by the Rules thereunder, or by the SEC or other regulatory agency with authority over the Fund;
3.
Issue senior securities or borrow money except as permitted by the 1940 Act or other governing statute, by the Rules thereunder, or by the SEC or other regulatory agency with authority over the Fund;
4.
Invest directly in real estate unless the real estate is acquired as a result of ownership of securities or other instruments. This restriction shall not preclude the Fund from investing in companies that deal in real estate or in instruments that are backed or secured by real estate;

(1)
The SEC Staff considers concentration to involve more than 25% of a fund's assets to be invested in an industry or group of industries.

5.
Act as an underwriter of another issuer's securities, except to the extent the Fund may be deemed to be an underwriter within the meaning of the Securities Act in connection with the Fund's purchase and sale of portfolio securities; or
6.
Invest in commodities except as permitted by the 1940 Act or other governing statute, by the Rules thereunder, or by the SEC or other regulatory agency with authority over the Fund.
In addition to the investment restrictions adopted as fundamental policies as set forth above, the Fund observes the following restrictions, which may be changed by the Board without a shareholder vote. The Fund will not:
1.
Invest in the securities of a company for the purpose of exercising management or control, provided that the Trust may vote the investment securities owned by the Fund in accordance with its views; or
2.
Under normal circumstances, invest less than 80% of its net assets, plus the amount of borrowings for investment purposes, in securities comprising the index it seeks to track. Prior to any change in this 80% investment policy, the Fund will provide shareholders with 60 days' notice.
The Fund defines the foregoing terms in accordance with the definition of such terms per the applicable Index. If a percentage limitation is adhered to at the time of investment or contract, a later increase or decrease in percentage resulting from any change in value or total or net assets will not result in a violation of such restriction, except that the percentage limitations with respect to the borrowing of money will be observed continuously. With respect to the limitation on borrowing, in the event that a subsequent change in net assets or other circumstances cause the Fund to exceed its limitation, the Fund will take steps to bring the aggregate amount of borrowing back within the limitations within three days thereafter (not including Sundays and holidays).
The 1940 Act currently permits the Fund to loan up to 33 1/3% of its total assets. With respect to borrowing, the 1940 Act presently allows the Fund to: (1) borrow from any bank (including pledging, mortgaging or hypothecating assets) in an amount up to 33 1/3% of its total assets, (2) borrow money for temporary purposes in an amount not exceeding 5% of the value of the Fund's total assets at the time of the loan, and (3) enter into reverse repurchase agreements. However, under normal circumstances any borrowings by the Fund will not exceed 10% of the Fund's total assets. The 1940 Act generally prohibits funds from issuing senior securities, although it does not treat certain transactions as senior securities, such as certain borrowings, with appropriate asset coverage. With respect to investments in commodities, the 1940 Act presently permits the Fund to invest in commodities in accordance with investment policies contained in its prospectus and SAI. Any such investment shall also comply with the CEA and the rules and regulations thereunder. The 1940 Act does not directly restrict an investment company's ability to invest in real estate, but does require that every investment company have the fundamental investment policy governing such investments. The Fund will not purchase or sell real estate, except that the Fund may invest in companies that deal in real estate (including REITs) or in instruments that are backed or secured by real estate.
Exchange Listing and Trading
A discussion of exchange listing and trading matters associated with an investment in the Fund is contained in the Prospectus under “PURCHASE AND SALE INFORMATION” and “ADDITIONAL PURCHASE AND SALE INFORMATION.” The discussion below supplements, and should be read in conjunction with, such sections of the Prospectus.
The Shares of the Fund are approved for listing and trading on the Exchange, subject to notice of issuance. Shares trade on the Exchange at prices that may differ to some degree from their net asset value. There can be no assurance that the requirements of the Exchange necessary to maintain the listing of Shares of the Fund will continue to be met.
The Exchange may consider the suspension of trading in, and may initiate delisting proceedings of, the Shares of the Fund under any of the following circumstances: (i) if the Exchange becomes aware that the Fund is no longer eligible to operate in reliance on Rule 6c-11 under the 1940 Act; (ii) if the Fund no longer complies with the applicable listing requirements set forth in the Exchange's rules; (iii) if, following the initial twelve-month period after commencement of trading on the Exchange of the Fund, there are fewer than 50 beneficial holders of the Fund; or (iv) if such other event shall occur or condition exists which, in the opinion of the Exchange, makes further dealings on the Exchange inadvisable. The Exchange will remove the Shares from listing and trading upon termination of the Fund.
The Trust reserves the right to adjust the Share price of the Fund in the future to maintain convenient trading ranges for investors. Any adjustments would be accomplished through stock splits or reverse stock splits, which would have no effect on the net assets of the Fund or an investor's equity interest in the Fund.

As in the case of other publicly traded securities, brokers' commissions on transactions will be based on negotiated commission rates at customary levels.
The base and trading currencies of the Fund is the U.S. dollar. The base currency is the currency in which the Fund's net asset value per Share is calculated and the trading currency is the currency in which Shares of the Fund are listed and traded on the Exchange.
Management of the Trust
The following information supplements and should be read in conjunction with the section in the Prospectus entitled “MANAGEMENT.”
BOARD RESPONSIBILITIES
The management and affairs of the Trust and its series, including the Fund described in this SAI, are overseen by the Trustees. The Board has approved contracts, as described in this SAI, under which certain companies provide essential management services to the Trust.
Like most mutual funds, the day-to-day business of the Trust, including the management of risk, is performed by third party service providers, such as the Adviser, Distributor, Administrator, and Sub-Administrator. The Trustees are responsible for overseeing the Trust's service providers and, thus, have oversight responsibility with respect to risk management performed by those service providers. Risk management seeks to identify and address risks, i.e., events or circumstances that could have material adverse effects on the business, operations, shareholder services, investment performance or reputation of the Fund. The Fund and its service providers employ a variety of processes, procedures and controls to identify various of those possible events or circumstances, to lessen the probability of their occurrence and/or to mitigate the effects of such events or circumstances if they do occur. Each service provider is responsible for one or more discrete aspects of the Trust's business and, consequently, for managing the risks associated with that business. The Board has emphasized to the Fund's service providers the importance of maintaining vigorous risk management.
The Trustees' role in risk oversight begins before the inception of the Fund, at which time the Fund's Adviser presents the Board with information concerning the investment objectives, strategies and risks of the Fund, as well as proposed investment limitations for the Fund. Additionally, the Fund's Adviser provides the Board with an overview of, among other things, their investment philosophies, brokerage practices and compliance infrastructures. Thereafter, the Board continues its oversight function as various personnel, including the Trust's Chief Compliance Officer, as well as personnel of the Adviser and other service providers, such as the Fund's independent accountants, make periodic reports to the Audit Committee or to the Board with respect to various aspects of risk management. The Board and the Audit Committee oversee efforts by management and service providers to manage risks to which the Fund may be exposed.
The Board is responsible for overseeing the nature, extent and quality of the services provided to the Fund by the Adviser and receives information about those services at its regular meetings. In addition, on an annual basis, in connection with its consideration of whether to renew the Investment Advisory Agreement with the Adviser, the Board meets with the Adviser to review such services. Among other things, the Board regularly considers the Adviser's adherence to the Fund's investment restrictions and compliance with various Fund policies and procedures and with applicable securities regulations. The Board also reviews information about the Fund's investments.
The Trust's Chief Compliance Officer reports regularly to the Board to review and discuss compliance issues. At least annually, the Trust's Chief Compliance Officer provides the Board with a report reviewing the adequacy and effectiveness of the Trust's policies and procedures and those of its service providers, including the Adviser. The report addresses the operation of the policies and procedures of the Trust and each service provider since the date of the last report; any material changes to the policies and procedures since the date of the last report; any recommendations for material changes to the policies and procedures; and any material compliance matters since the date of the last report.
The Board receives reports from the Fund's service providers regarding operational risks and risks related to the valuation and liquidity of portfolio securities. Regular reports are made to the Board concerning investments for which market quotations are not readily available. Annually, the independent registered public accounting firm reviews with the Audit Committee its audit of the Fund's financial statements, focusing on major areas of risk encountered by the Fund and noting any significant deficiencies or material weaknesses in the Fund's internal controls. Additionally, in connection with its oversight function, the Board oversees Fund management's implementation of disclosure controls and procedures, which are designed to ensure that information required to be disclosed by the Trust in its periodic reports with the SEC are recorded, processed, summarized, and reported within the required time periods. The Board also oversees the Trust's internal controls over financial reporting, which comprise policies and procedures designed to provide reasonable assurance regarding the reliability of the Trust's financial reporting and the preparation of the Trust's financial statements.
From their review of these reports and discussions with the Adviser, the Chief Compliance Officer, the independent registered public accounting firm and other service providers, the Board and the Audit Committee learn in detail about the material risks of the Fund, thereby facilitating a dialogue about how management and service providers identify and mitigate those risks.
The Board recognizes that not all risks that may affect the Fund can be identified and/or quantified, that it may not be practical or cost-effective to eliminate or mitigate certain risks, that it may be necessary to bear certain risks (such as investment-related risks) to achieve the Fund's goals, and that the processes, procedures and controls employed to address certain risks may be limited in their effectiveness. Moreover, reports received by the Trustees as to risk management matters are typically summaries of the relevant information. Most of the Fund's investment management and business affairs are carried out by or through the Fund's Adviser and other service providers, each of which has an independent interest in risk management but whose policies and the methods by which one or more risk management functions are carried out may differ from the Fund's and each other's in the setting of priorities, the resources available or the effectiveness of relevant controls. As a result of the foregoing and other factors, the Board's ability to monitor and manage risk, as a practical matter, is subject to limitations.
TRUSTEES AND OFFICERS
There are eight members of the Board of Trustees, seven of whom are not interested persons of the Trust, as that term is defined in the 1940 Act (“Independent Trustees”). Dwight D. Churchill, an Independent Trustee, serves as Chairman of the Board. The Board has determined its leadership structure is appropriate given the specific characteristics and circumstances of the Trust. The Board made this determination in consideration of, among other things, the fact that the Independent Trustees constitute a super-majority (87.5%) of the Board, the fact that the chairperson of each Committee of the Board is an Independent Trustee, the amount of assets under management in the Trust, and the number of funds overseen by the Board. The Board also believes that its leadership structure facilitates the orderly and efficient flow of information to the Independent Trustees from fund management.
The Board of Trustees has two standing committees: the Audit Committee and Trustee Committee. The Audit Committee and Trustee Committee are each chaired by an Independent Trustee and composed of all of the Independent Trustees.
Set forth below are the names, year of birth, position with the Trust, length of term of office, and the principal occupations during the last five years and other directorships held of each of the persons currently serving as a Trustee or Officer of the Trust.
TRUSTEES
Name, Address and Year of Birth	Position(s) With Fund	Term of Office and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee†	Other Directorships Held by Trustee During Past Five Years
INDEPENDENT TRUSTEES
DWIGHT D. CHURCHILL c/o SPDR Series Trust One Congress Street Boston, MA 02114 1953	Independent Trustee, Chairman; Trustee Committee, Chairman	Term: Unlimited Served: since April 2010	Self-employed consultant since 2010.	[156]	Affiliated Managers Group, Inc. (Director) (2010 - present).
CARL G. VERBONCOEUR c/o SPDR Series Trust One Congress Street Boston, MA 02114 1952	Independent Trustee	Term: Unlimited Served: since April 2010	Self-employed consultant since 2009.	[156]	None.
CLARE S. RICHER c/o SPDR Series Trust One Congress Street	Independent Trustee	Term: Unlimited Served:	Retired.	[156]	Principal Financial Group (Director and Financial Committee

Name, Address and Year of Birth	Position(s) With Fund	Term of Office and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee†	Other Directorships Held by Trustee During Past Five Years
Boston, MA 02114 1958		since July 2018			Chair) (2020 – present); Bain Capital Specialty Finance (Director) (2019 – present); Bain Capital Private Credit (Director) (2022 – present); University of Notre Dame (Trustee) (2015 – present).
SANDRA G. SPONEM c/o SPDR Series Trust One Congress Street Boston, MA 02114 1958	Independent Trustee, Audit Committee Chair	Term: Unlimited Served: since July 2018	Retired.	[156]
Rydex Series Funds (51
portfolios), Rydex
Dynamic Funds (8
portfolios) and Rydex
Variable Trust (48
portfolios) (Trustee)
(2016 – present);
Guggenheim Strategy
Funds Trust (3
portfolios), Guggenheim
Funds Trust (8
portfolios), Guggenheim
Taxable Municipal Bond
& Investment Grade
Debt Trust, Guggenheim
Strategic Opportunities
Fund and Guggenheim
Variable Funds Trust (14
portfolios) (Trustee)
(2019-present);
Guggenheim Active
Allocation Fund
(Trustee)
(2021-present);
Fiduciary/Claymore
Energy Infrastructure
Fund (Trustee)
(2019-2022);
Guggenheim Enhanced
Equity Income Fund and
Guggenheim Credit
Allocation Fund
(Trustee) (2019-2021);
Guggenheim Energy &
Income Fund (Trustee)
(2015 - 2023); and
Transparent Value Trust
(Trustee) (2019-2025).

CAROLYN M. CLANCY c/o SPDR Series Trust One Congress Street Boston, MA 02114 1960	Independent Trustee	Term Unlimited Served: since October 2022	Retired. Executive Vice President, Head of Strategy, Analytics and Market Readiness, Fidelity Investments (April 2020 – June 2021).	[156]	Assumption University (Trustee) (2011 – 2021) and (2023 – present); The Cape Cod Foundation (Director) (2024 – present); Big Sister Association of Greater Boston (Director) (2016 – 2023).
KRISTI L. ROWSELL c/o SPDR Series Trust One Congress Street Boston, MA 02114 1966	Independent Trustee	Term Unlimited Served: since October 2022	Retired.	[156]	Harris Oakmark ETF Trust (3 portfolios) (Trustee) 2024-present); Harris Associates Investment Trust (8 portfolios) (Trustee) (2010 – present); Board of Governors, Investment Company

Name, Address and Year of Birth	Position(s) With Fund	Term of Office and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee†	Other Directorships Held by Trustee During Past Five Years
Institute (Member) (2018 – present); Finance Committee (Chair), Habitat for Humanity Chicago (2022 – present); Habitat for Humanity Chicago (Director) (2015 – 2023).
JAMES E. ROSS* c/o SPDR Series Trust One Congress Street Boston, MA 02114 1965	Independent Trustee	Term: Unlimited Served: since April 2010
President, Winnisquam
Capital LLC (December
2022 – present);
Non-Executive
Chairman, Fusion
Acquisition Corp II
(February 2020 –
December 2023);
Non-Executive
Chairman, Fusion
Acquisition Corp. (June
2020 – September
2021).
				[178]	Investment Managers Series Trust (32 Portfolios) (2022 – present); The Select Sector SPDR Trust (22 portfolios) (2005 – present).
INTERESTED TRUSTEE
JEANNE LAPORTA** c/o SPDR Series Trust One Congress Street Boston, MA 02114 1965	Interested Trustee	Term Unlimited Served: since November 2024
Chair and Director,
SSGA Funds
Management, Inc.
(October 2024 –
Present); Senior
Managing Director, State
Street Investment
Management (August
2024 – Present); Head
of Global Funds
Management (August
2024 – Present); Chief
Administrative Officer at
ClearAlpha
Technologies LP
(FinTech startup)
(January 2021 – August
2024); Senior Managing
Director at State Street
Investment Management
(July 2016 – 2021);
Manager of State Street
Global Advisors Funds
Distributors, LLC (May
2017 – 2021); Director
of SSGA Funds
Management, Inc.
(March 2020 - 2021).
[237]
Interested Trustee,
Select Sector SPDR
Trust (November
2024-present).
Interested Trustee/
Director of Elfun
Diversified Fund, Elfun
Government Money
Market Fund, Elfun
Income Fund, Elfun
International Equity
Fund, Elfun Tax-Exempt
Income Fund, Elfun
Trusts, State Street
Navigator Securities
Lending Trust, SSGA
Funds, State Street
Variable Insurance
Series Funds, Inc., State
Street Master Funds,
and State Street
Institutional Investment
Trust (January 2025 –
present).

Interested Trustee, Elfun
Government Money
Market Fund, Elfun
Tax-Exempt Income
Fund, Elfun Income
Fund, Elfun Diversified
Fund, Elfun International
Equity Fund, and Elfun
Trusts (2016 – 2021).

†
For the purpose of determining the number of portfolios overseen by the Trustees, “Fund Complex” comprises registered investment companies for which SSGA Funds Management, Inc. serves as investment adviser, which includes series of the SPDR Series Trust, SSGA Active Trust and SPDR Index Shares Funds.
*
Mr. Ross previously served as an Interested Trustee from November 2005 to December 2009 and from April 2010 to May 2024. He became an Independent Trustee on May 16, 2024.
**
Ms. LaPorta is an Interested Trustee because of her positions with the Adviser.

OFFICERS
Name, Address and Year of Birth	Position(s) With Fund	Term of Office and Length of Time Served	Principal Occupation(s) During Past Five Years
ANN M. CARPENTER SSGA Funds Management, Inc. One Congress Street Boston, MA 02114 1966	President and Principal Executive Officer; Deputy Treasurer	Term: Unlimited Served: since May 2023 (with respect to President and Principal Executive Officer); Term: Unlimited Served: since February 2016 (with respect to Deputy Treasurer)	Chief Operating Officer, SSGA Funds Management, Inc. (April 2005 - present)*; Managing Director, State Street Investment Management (April 2005 - present).*
BRUCE S. ROSENBERG SSGA Funds Management, Inc. One Congress Street Boston, MA 02114 1961	Treasurer and Principal Financial Officer	Term: Unlimited Served: since February 2016	Managing Director, State Street Investment Management and SSGA Funds Management, Inc. (July 2015 - present).
CHAD C. HALLETT SSGA Funds Management, Inc. One Congress Street Boston, MA 02114 1969	Deputy Treasurer	Term: Unlimited Served: since February 2016	Vice President, State Street Investment Management and SSGA Funds Management, Inc. (November 2014 - present).
ANDREW J. DELORME SSGA Funds Management, Inc. One Congress Street Boston, MA 02114 1975	Chief Legal Officer	Term: Unlimited Served: since February 2024
Managing Director and Managing Counsel, State Street
Investment Management (March 2023 - present);
Counsel, K&L Gates (February 2021 - March 2023);
Vice President and Senior Counsel, State Street
Investment Management (August 2014 - February
2021).

DAVID URMAN SSGA Funds Management, Inc. One Congress Street Boston, MA 02114 1985	Secretary	Term: Unlimited Served: since August 2019	Vice President and Senior Counsel, State Street Investment Management (April 2019 - present).
DAVID BARR SSGA Funds Management, Inc. One Congress Street Boston, MA 02114 1974	Assistant Secretary	Term: Unlimited Served: since November 2020	Vice President and Senior Counsel, State Street Investment Management (October 2019 - present).
E. GERARD MAIORANA, JR. SSGA Funds Management, Inc. One Congress Street Boston, MA 02114 1971	Assistant Secretary	Term: Unlimited Served: since May 2023	Assistant Vice President, State Street Investment Management (July 2014 - present).
DARLENE ANDERSON-VASQUEZ SSGA Funds Management, Inc. One Congress Street Boston, MA 02114 1968	Deputy Treasurer	Term: Unlimited Served: since November 2016	Managing Director, State Street Investment Management and SSGA Funds Management, Inc. (May 2016 - present).
ARTHUR A. JENSEN SSGA Funds Management, Inc. 400 Atlantic Street Stamford, CT 06901 1966	Deputy Treasurer	Term: Unlimited Served: since August 2017	Vice President, State Street Investment Management and SSGA Funds Management, Inc. (July 2016 - present).
DAVID LANCASTER SSGA Funds Management, Inc. One Congress Street Boston, MA 02114 1971	Assistant Treasurer	Term: Unlimited Served: since November 2020	Vice President, State Street Investment Management and SSGA Funds Management, Inc. (July 2017 - present).*

Name, Address and Year of Birth	Position(s) With Fund	Term of Office and Length of Time Served	Principal Occupation(s) During Past Five Years
JOHN BETTENCOURT SSGA Funds Management, Inc. One Congress Street Boston, MA 02114 1976	Assistant Treasurer	Term: Unlimited Served: since May 2022	Vice President, State Street Investment Management and SSGA Funds Management Inc. (March 2020 – present).
BRIAN HARRIS SSGA Funds Management, Inc. One Congress Street Boston, MA 02114 1973	Chief Compliance Officer; Anti-Money Laundering Officer; Code of Ethics Compliance Officer	Term: Unlimited Served: since November 2013	Managing Director, State Street Investment Management and SSGA Funds Management, Inc. (June 2013 - present); Chief Compliance Officer, SSGA Funds Management, Inc. (June 2023 – Present).*
*
Served in various capacities and/or with various affiliated entities during the noted time period.
INDIVIDUAL TRUSTEE QUALIFICATIONS
The Board has concluded that each of the Trustees should serve on the Board because of his or her ability to review and understand information about the Fund provided to him or her by management, to identify and request other information he or she may deem relevant to the performance of his or her duties, to question management and other service providers regarding material factors bearing on the management and administration of the Fund, and to exercise his or her business judgment in a manner that serves the best interests of the Fund's shareholders. The Board has concluded that each of the Trustees should serve as a Trustee based on his or her own experience, qualifications, attributes and skills as described below.
The Board has concluded that Mr. Churchill should serve as Trustee because of the experience he gained serving as the Head of the Fixed Income Division of one of the nation's leading mutual fund companies and provider of financial services and his knowledge of the financial services industry. Mr. Churchill was elected to serve as Trustee of the Trust in April 2010.
The Board has concluded that Mr. Verboncoeur should serve as Trustee because of the experience he gained serving as the Chief Executive Officer of a large financial services and investment management company, his knowledge of the financial services industry and his experience serving on the boards of other investment companies. Mr. Verboncoeur was elected to serve as Trustee of the Trust in April 2010.
The Board has concluded that Ms. Richer should serve as Trustee because of the experience she gained serving as the Chief Financial Officer of a large financial services and investment management company, her knowledge of the financial services industry and her experience serving on the board of a major educational institution. Ms. Richer was appointed to serve as Trustee of the Trust in July 2018 and elected to serve as Trustee of the Trust in October 2022.
The Board has concluded that Ms. Sponem should serve as Trustee because of the experience she gained serving as the Chief Financial Officer of a large financial services company, her knowledge of the financial services industry and her experience serving on the boards of other investment companies. Ms. Sponem was appointed to serve as Trustee of the Trust in July 2018 and elected to serve as Trustee of the Trust in October 2022.
The Board has concluded that Ms. Clancy should serve as Trustee because of the experience she gained serving as an Executive Vice President of a large financial services company, her knowledge of the financial services industry and her experience serving on the boards of a major educational institution and a charitable foundation. Ms. Clancy was elected to serve as Trustee of the Trust in October 2022.
The Board has concluded that Ms. Rowsell should serve as Trustee because of the experience she gained serving as the President and Chief Financial Officer of a large financial services company, her knowledge of the financial services industry and her experience serving on the boards of a financial services company, a leading association representing regulated investment funds and a charitable foundation. Ms. Rowsell was elected to serve as Trustee of the Trust in October 2022.
The Board has concluded that Mr. Ross should serve as Trustee because of the experience he has gained in his various roles with the Adviser, his knowledge of the financial services industry, and the experience he has gained serving as Trustee of the Trust since 2005 (Mr. Ross did not serve as Trustee from December 2009 until April 2010).

The Board has concluded that Ms. LaPorta should serve as Trustee because of the experience she has gained in her various roles with the Adviser and her knowledge of the financial services industry. Ms. LaPorta was appointed to serve as Trustee of the Trust in November 2024.
In its periodic assessment of the effectiveness of the Board, the Board considers the complementary individual skills and experience of the individual Trustees primarily in the broader context of the Board's overall composition so that the Board, as a body, possesses the appropriate (and appropriately diverse) skills and experience to oversee the business of the Fund.
REMUNERATION OF THE TRUSTEES AND OFFICERS
The Trust, SSGA Active Trust and SPDR Index Shares Funds (together with the Trust, the “Trusts”) pay, in the aggregate, each Trustee (other than Ms. LaPorta) an annual fee of $320,000 (prior to January 1, 2026, $300,000) plus $15,000 (prior to January 1, 2025, $12,500) per in-person meeting attended and $5,000 (prior to January 1, 2026, $2,500) for each telephonic or video conference meeting attended. The Chairman of the Board receives an additional annual fee of $125,000 (prior to January 1, 2026, $115,000) and the Chairman of the Audit Committee receives an additional annual fee of $45,000 (prior to January 1, 2026, $40,000). The Trusts also reimburse each Trustee (other than Ms. LaPorta) for travel and other out-of-pocket expenses incurred by him/her in connection with attending such meetings and in connection with attending industry seminars and meetings. Trustee fees are allocated between the Trusts and each of their respective series in such a manner as deemed equitable, taking into consideration the relative net assets of the series. During the fiscal year ended [ ], no officer of the Trust received compensation in excess of $60,000 from the Trust. Additionally, no Trustee or officer of the Trust is entitled to any pension or retirement benefits from the Trust.
The table below shows the compensation that the Trustees received during the Trust's fiscal year ended [ ].
Name of Trustee	Aggregate Compensation from the Trust	Pension or Retirement Benefits Accrued as Part of Trust Expenses	Estimated Annual Benefits Upon Retirement	Total Compensation from the Trust and Fund Complex Paid to Trustees(1)
Independent Trustees:
Dwight D. Churchill	$[ ]	N/A	N/A	$[ ]
Carl G. Verboncoeur	$[ ]	N/A	N/A	$[ ]
Clare S. Richer	$[ ]	N/A	N/A	$[ ]
Sandra G. Sponem	$[ ]	N/A	N/A	$[ ]
Carolyn M. Clancy	$[ ]	N/A	N/A	$[ ]
Kristi L. Rowsell	$[ ]	N/A	N/A	$[ ]
James E. Ross	$[ ]	N/A	N/A	$[ ]
Interested Trustee:
Jeanne LaPorta(2)	N/A	N/A	N/A	N/A
(1)
The Fund Complex includes SPDR Series Trust, SSGA Active Trust and SPDR Index Shares Funds.
(2)
Not compensated by the Trust due to Ms. LaPorta's positions with the Adviser.
STANDING COMMITTEES
Audit Committee: The Board has an Audit Committee consisting of all the Independent Trustees. Ms. Sponem serves as Chair. The Audit Committee meets with the Trust's independent auditors to review and approve the scope and results of their professional services; to review the procedures for evaluating the adequacy of the Trust's accounting controls; to consider the range of audit fees; and to make recommendations to the Board regarding the engagement of the Trust's independent auditors. The Audit Committee met [ ] times during the fiscal year ended [ ].
Trustee Committee: The Board has established a Trustee Committee consisting of all the Independent Trustees. Mr. Churchill serves as Chairman. The responsibilities of the Trustee Committee are to: 1) nominate Independent Trustees; 2) review on a periodic basis the governance structures and procedures of the Fund; 3) review proposed resolutions and conflicts of interest that may arise in the business of the Fund and may have an impact on the investors of the Fund; 4)

select any independent counsel of the Independent Trustees as well as make determinations as to that counsel's independence; 5) review matters that are referred to the Committee by the Chief Legal Officer or other counsel to the Trust; and 6) provide general oversight of the Fund on behalf of the investors of the Fund. The Trustee Committee does not have specific procedures in place with respect to the consideration of nominees recommended by security holders, but may consider such nominees in the event that one is recommended. The Trustee Committee met [ ] times during the fiscal year ended [ ].
OWNERSHIP OF FUND SHARES
As of December 31, 2025, neither the Independent Trustees nor their immediate family members owned beneficially or of record any securities in the Adviser, Principal Underwriter or any person directly or indirectly controlling, controlled by, or under common control with the Adviser or Principal Underwriter.
The following table shows, as of December 31, 2025, the amount of equity securities beneficially owned by the Trustees in the Trust.
Name of Trustee	Fund	Dollar Range of Equity Securities in the Trust	Aggregate Dollar Range of Equity Securities in All Funds Overseen by Trustee in Family of Investment Companies(1)
Independent Trustees:
Dwight D. Churchill	State Street SPDR S&P 500 ESG ETF	Over $100,000	Over $100,000
	State Street SPDR Nuveen ICE High Yield Municipal Bond ETF	Over $100,000
	State Street SPDR Portfolio Short Term Corporate Bond ETF	Over $100,000
	State Street SPDR Portfolio Intermediate Term Treasury ETF	Over $100,000
Carl G. Verboncoeur	State Street SPDR S&P Dividend ETF	$10,001 - $50,000	$50,001 - $100,000
	State Street SPDR S&P Kensho New Economies Composite ETF	$10,001 - $50,000
	State Street SPDR S&P 600 Small Cap Value ETF	$10,001 - $50,000
Clare S. Richer	State Street SPDR Portfolio S&P 500 Value ETF	Over $100,000	Over $100,000
	State Street SPDR S&P Kensho New Economies Composite ETF	Over $100,000
Sandra G. Sponem	State Street SPDR S&P Kensho New Economies Composite ETF	Over $100,000	Over $100,000
Carolyn M. Clancy	State Street SPDR Portfolio S&P 500 Value ETF	Over $100,000	Over $100,000
	State Street SPDR Portfolio S&P 1500 Composite Stock Market ETF	Over $100,000
	State Street SPDR Portfolio S&P 600 Small Cap ETF	Over $100,000
	State Street SPDR S&P Dividend ETF	$10,001 - $50,000
Kristi L. Rowsell	State Street SPDR Bloomberg 1-3 Month T-Bill ETF	Over $100,000	Over $100,000
	State Street SPDR Bloomberg 1-10 Year TIPS ETF	$50,001 - $100,000
James E. Ross	State Street SPDR Dow Jones REIT ETF	$10,001 - $50,000	Over $100,000
	State Street SPDR Bloomberg 1-3 Month T-Bill ETF	$1 - $10,000
	State Street SPDR Portfolio S&P 400 Mid Cap ETF	$10,001 - $50,000
	State Street SPDR Portfolio S&P 500 ETF	Over $100,000
	State Street SPDR S&P 400 Mid Cap Growth ETF	$50,001 - $100,000
	State Street SPDR S&P 600 Small Cap Growth ETF	$50,001 - $100,000
	State Street SPDR S&P Biotech ETF	$1 - $10,000
	State Street SPDR S&P Dividend ETF	$50,001 - $100,000
Interested Trustee:
Jeanne LaPorta	None	None	None
(1) The family of investment companies includes series of SSGA Active Trust, SPDR Series Trust and SPDR Index Shares Funds.
CODES OF ETHICS
The Trust and the Adviser (which includes applicable reporting personnel of the Distributor) each have adopted a Code of Ethics pursuant to Rule 17j-1 of the 1940 Act, which is designed to prevent affiliated persons of the Trust, the Adviser and the Distributor from engaging in deceptive, manipulative or fraudulent activities in connection with securities held or to be acquired by the Fund (which may also be held by persons subject to the Codes of Ethics). Each Code of Ethics permits personnel, subject to that Code of Ethics, to invest in securities for their personal investment accounts, subject to certain limitations, including securities that may be purchased or held by the Fund.
There can be no assurance that the Codes of Ethics will be effective in preventing such activities. Each Code of Ethics, filed as exhibits to this registration statement, may be examined at the office of the SEC in Washington, D.C. or on the Internet at the SEC's website at https://www.sec.gov.

PROXY VOTING POLICIES
The Board has delegated the responsibility to vote proxies on securities held by the Fund to the Adviser, subject to certain exceptions. The Board has retained authority to vote proxies for certain bank and bank holding company securities (“Bank Securities”) that may be held by the Fund from time to time. The Board has adopted the Institutional Shareholder Services, Inc.'s (“ISS”) benchmark proxy voting policy with respect to voting such Bank Securities' proxies. The Board has retained this authority in order to permit the Adviser to utilize exemptions from limitations arising under the Bank Holding Company Act of 1956, as amended, that might otherwise prevent the Adviser from acquiring Bank Securities on behalf of the Fund. Each of the Trust's and the Adviser's proxy voting policies, as well as ISS' benchmark proxy voting policy, are attached as an appendix to this SAI. Information regarding how the Fund voted proxies relating to its portfolio securities during the most recent twelve-month period ended June 30 is available: (1) without charge by calling 1-866-787-2257; (2) on the Fund's website at www.statestreet.com/im; and (3) on the SEC's website at https://www.sec.gov.
DISCLOSURE OF PORTFOLIO HOLDINGS POLICY
The Trust has adopted a policy regarding the disclosure of information about the Trust's portfolio holdings. The Board must approve all material amendments to this policy. The Fund's portfolio holdings are publicly disseminated each day the Fund is open for business through financial reporting and news services including publicly accessible Internet web sites. In addition, a basket composition file, which includes the security names and share quantities to deliver in exchange for Shares, together with estimates and actual cash components, is publicly disseminated daily prior to the opening of the Exchange via the National Securities Clearing Corporation (“NSCC”). The basket represents one Creation Unit of the Fund. The Trust, the Adviser or State Street will not disseminate non-public information concerning the Trust, except information may be made available prior to its public availability: (i) to a party for a legitimate business purpose related to the day-to-day operations of the Fund, including (a) a service provider, (b) the stock exchanges upon which an ETF is listed, (c) the NSCC, (d) the Depository Trust Company, and (e) financial data/research companies such as Morningstar, Bloomberg L.P., and Reuters, or (ii) to any other party for a legitimate business or regulatory purpose, upon waiver or exception, with the consent of an applicable Trust officer.
Investment Advisory and Other Services
THE INVESTMENT ADVISER
SSGA FM acts as investment adviser to the Trust and, subject to the oversight of the Board, is responsible for the investment management of the Fund. As of [ ], 2026, the Adviser managed approximately $[ ] trillion in assets. The Adviser's principal address is One Congress Street, Boston, Massachusetts 02114. The Adviser, a Massachusetts corporation, is a wholly-owned subsidiary of State Street Global Advisors, Inc., which itself is a wholly-owned subsidiary of State Street Corporation, a publicly held financial holding company. The Adviser, along with other advisory affiliates, make up State Street Investment Management, the investment management arm of State Street Corporation.
The Adviser serves as investment adviser to the Fund pursuant to an investment advisory agreement (“Investment Advisory Agreement”) between the Trust and the Adviser. The Investment Advisory Agreement, with respect to the Fund, continues in effect for two years from its effective date, and thereafter is subject to annual approval by (1) the Board or (2) vote of a majority of the outstanding voting securities (as defined in the 1940 Act) of the Fund, provided that in either event such continuance also is approved by a majority of the Board who are not interested persons (as defined in the 1940 Act) of the Trust by a vote cast in person at a meeting called for the purpose of voting on such approval. The Investment Advisory Agreement with respect to the Fund is terminable without penalty, on 60 days' notice, by the Board or by a vote of the holders of a majority (as defined in the 1940 Act) of the Fund's outstanding voting securities. The Investment Advisory Agreement is also terminable upon 90 days' notice by the Adviser and will terminate automatically in the event of its assignment (as defined in the 1940 Act).
Under the Investment Advisory Agreement, the Adviser, subject to the oversight of the Board and in conformity with the stated investment policies of the Fund, manages the investment of the Fund's assets. The Adviser is responsible for placing purchase and sale orders and providing continuous supervision of the investment portfolio of the Fund. Pursuant to the Investment Advisory Agreement, the Adviser is not liable for certain liabilities, including certain liabilities arising under the federal securities laws, in the absence of (a) willful misfeasance, bad faith or gross negligence in the performance of its duties; (b) the reckless disregard of its obligations and duties; or (c) a loss resulting from a breach of fiduciary duty with respect to the receipt of compensation for services.

For the services provided to the Fund under the Investment Advisory Agreement, the Fund pays the Adviser monthly fees based on a percentage of the Fund's average daily net assets as set forth in the Fund's Prospectus. The Adviser pays all expenses of the Fund other than the management fee, fees and expenses associated with holdings of acquired funds for cash management purposes, brokerage expenses, taxes, interest, fees and expenses of the Independent Trustees (including any Trustee's counsel fees), acquired fund fees and expenses, litigation expenses and other extraordinary expenses.
The Fund had not commenced operations as of the date of this SAI and therefore did not pay fees to the Adviser for the past three fiscal years.
A summary of the factors considered by the Board of Trustees in connection with the initial approval of the Investment Advisory Agreement for the Fund will be available in the Fund's Form N-CSR filing with the SEC after the Fund commences operations.
PORTFOLIO MANAGERS
The Adviser manages the Fund using a team of investment professionals. The professionals primarily responsible for the day-to-day portfolio management of the Fund are Karl Schneider, Emiliano Rabinovich and Raymond Donofrio. The following table lists the number and types of accounts managed by each of the key professionals involved in the day-to-day portfolio management for the Fund and assets under management in those accounts.
Other Accounts Managed as of [ ], 2026
Portfolio Manager	Registered Investment Company Accounts	Assets Managed (billions)*	Other Pooled Investment Vehicle Accounts	Assets Managed (billions)*	Other Accounts	Assets Managed (billions)*	Total Assets Managed (billions)
Karl Schneider	[ ]	$[ ]	[ ]	$[ ]	[ ]	$[ ]	$[ ]
Emiliano Rabinovich	[ ]	$[ ]	[ ]	$[ ]	[ ]	$[ ]	$[ ]
Raymond Donofrio	[ ]	$[ ]	[ ]	$[ ]	[ ]	$[ ]	$[ ]
*
There are no performance-based fees associated with these accounts.
The Fund had not commenced operations prior to the date of this SAI and therefore the portfolio managers did not beneficially own any Shares.
Conflicts of Interest. A portfolio manager that has responsibility for managing more than one account may be subject to potential conflicts of interest because he or she is responsible for other accounts in addition to the Fund. Those conflicts could include preferential treatment of one account over others in terms of: (a) the portfolio manager's execution of different investment strategies for various accounts; or (b) the allocation of resources or of investment opportunities.
Portfolio managers may manage numerous accounts for multiple clients. These accounts may include registered investment companies, other types of pooled accounts (e.g., collective investment funds), and separate accounts (i.e., accounts managed on behalf of individuals or public or private institutions). Portfolio managers make investment decisions for each account based on the investment objectives and policies and other relevant investment considerations applicable to that portfolio. A potential conflict of interest may arise as a result of a portfolio manager's responsibility for multiple accounts with similar investment guidelines. Under these circumstances, a potential investment may be suitable for more than one of the portfolio manager's accounts, but the quantity of the investment available for purchase is less than the aggregate amount the accounts would ideally allocate to the opportunity. Similar conflicts may arise when multiple accounts seek to dispose of the same investment. The portfolio managers may also manage accounts whose objectives and policies differ from that of the Fund. These differences may be such that under certain circumstances, trading activity appropriate for one account managed by the portfolio manager may have adverse consequences for another account managed by the portfolio manager. For example, an account may sell a significant position in a security, which could cause the market price of that security to decrease, while the Fund maintained its position in that security.
A potential conflict may arise when the portfolio managers are responsible for accounts that have different advisory fees—the difference in fees could create an incentive for the portfolio manager to favor one account over another, for example, in terms of access to investment opportunities. This conflict may be heightened if an account is subject to a performance-based fee, as applicable. Another potential conflict may arise when the portfolio manager has a personal investment in one or more accounts that participate in transactions with other accounts. His or her personal investment(s) may create an incentive for the portfolio manager to favor one account over another. The Adviser has adopted policies and procedures reasonably designed to address these potential material conflicts. For instance, portfolio managers are normally responsible for all accounts within a certain investment discipline and do not, absent special circumstances, differentiate among the various accounts when allocating resources. Additionally, the Adviser and its advisory affiliates have processes and procedures for allocating investment opportunities among portfolios that are designed to provide a fair and equitable allocation. With respect to conflicts arising from personal investments, all employees, including portfolio managers, must comply with personal trading controls established by each of the Adviser's and Trust's Code of Ethics.
Compensation. State Street Investment Management's (“State Street IM”) culture is complemented and reinforced by a total rewards strategy that is based on a pay for performance philosophy which seeks to offer a competitive pay mix of base salary, benefits, cash incentives and deferred compensation.
Salary is based on a number of factors, including external benchmarking data and market trends, and performance both at the business and individual level. State Street IM's Global Human Resources department regularly participates in compensation surveys in order to provide State Street IM with market-based compensation information that helps support individual pay decisions.
Additionally, subject to State Street and State Street IM business results, an incentive pool is allocated to State Street IM to reward its employees. The size of the incentive pool for most business units is based on the firm's overall profitability and other factors, including performance against risk-related goals. For most State Street IM investment teams, State Street IM recognizes and rewards performance by linking annual incentive decisions for investment teams to the firm's or business unit's profitability and business unit investment performance over a multi-year period.
Incentive pool funding for most active investment teams is driven in part by the post-tax investment performance of fund(s) managed by the team versus the return levels of the benchmark index(es) of the fund(s) on a one-, three- and, in some cases, five-year basis. For most active investment teams, a material portion of incentive compensation for senior staff is deferred over a four-year period into the State Street Investment Management Long-Term Incentive (“State Street Investment Management LTI”) program. For these teams, the State Street Investment Management LTI program indexes the performance of these deferred awards against the post-tax investment performance of fund(s) managed by the team. This is intended to align State Street IM's investment team's compensation with client interests, both through annual incentive compensation awards and through the long-term value of deferred awards in the State Street Investment Management LTI program.
For the index equity investment team, incentive pool funding is driven in part by the post-tax 1- and 3-year tracking error of the funds managed by the team against the benchmark indexes of the funds.
The discretionary allocation of the incentive pool to the business units within State Street IM is influenced by market-based compensation data, as well as the overall performance of each business unit. Individual compensation decisions are made by the employee's manager, in conjunction with the senior management of the employee's business unit. These decisions are based on the overall performance of the employee and, as mentioned above, on the performance of the firm and business unit. Depending on the job level, a portion of the annual incentive may be awarded in deferred compensation, which may include cash and/or Deferred Stock Awards (State Street stock), which typically vest over a four-year period. This helps to retain staff and further aligns State Street IM employees' interests with State Street IM clients' and shareholders' long-term interests.
State Street IM recognizes and rewards outstanding performance by:
•Promoting employee ownership to connect employees directly to the company's success.
•Using rewards to reinforce mission, vision, values and business strategy.
•Seeking to recognize and preserve the firm's unique culture and team orientation.
•Providing all employees the opportunity to share in the success of State Street IM.
THE ADMINISTRATOR, SUB-ADMINISTRATOR, CUSTODIAN AND TRANSFER AGENT
Administrator: SSGA FM serves as the administrator to each series of the Trust, pursuant to an Administration Agreement dated June 1, 2015 (the “SSGA FM Administration Agreement”). Pursuant to the SSGA FM Administration Agreement, SSGA FM is obligated to continuously provide business management services to the Trust and its series and will generally, subject to the general oversight of the Trustees and except as otherwise provided in the SSGA FM Administration Agreement, manage all of the business and affairs of the Trust.

Sub-Administrator, Custodian and Transfer Agent: State Street serves as the sub-administrator to each series of the Trust, pursuant to a Sub-Administration Agreement dated June 1, 2015 (the “Sub-Administration Agreement”). Under the Sub-Administration Agreement, State Street is obligated to provide certain sub-administrative services to the Trust and its series. State Street is a wholly-owned subsidiary of State Street Corporation, a publicly held financial holding company, and is affiliated with the Adviser. State Street's mailing address is One Congress Street, Boston, Massachusetts 02114.
State Street also serves as Custodian for the Trust's series pursuant to a custodian agreement (“Custodian Agreement”). As Custodian, State Street holds Fund assets, calculates the net asset value of the Shares and calculates net income and realized capital gains or losses. State Street and the Trust will comply with the self-custodian provisions of Rule 17f-2 under the 1940 Act.
State Street also serves as Transfer Agent for each series of the Trust pursuant to a transfer agency agreement (“Transfer Agency Agreement”).
Compensation: As compensation for its services provided under the SSGA FM Administration Agreement, SSGA FM shall receive fees for the services, calculated based on the average aggregate net assets of the Trust and SPDR Index Shares Funds (“SIS”), which are accrued daily and paid monthly out of its management fee.
As compensation for its services under the Sub-Administration Agreement, Custodian Agreement and Transfer Agency Agreement, State Street shall receive a fee for the services, calculated based on the average aggregate net assets of the Trust and SIS, which are accrued daily and paid monthly by the Adviser from its management fee. For each series of the Trust and SIS, an annual minimum fee applies. In addition, State Street shall receive global safekeeping and transaction fees, which are calculated on a per-country basis, in-kind creation (purchase) and redemption transaction fees (as described below) and revenue on certain cash balances. State Street may be reimbursed for its out-of-pocket expenses. The Investment Advisory Agreement provides that the Adviser will pay certain operating expenses of the Trust, including the fees due to State Street under the Custodian Agreement and the Transfer Agency Agreement.
Additional Sub-Administration Services: Also under the Sub-Administration Agreement, State Street receives: (i) an annual per Fund fee for certain services required in the preparation (including preparing a schedule of quarterly portfolio investments) and filing of Form N-PORT and Form N-CEN with the SEC (“N-PORT Related Services”); (ii) an annual per Fund fee for services regarding certain liquidity analytics (“Liquidity Risk Measurement Services”) under the Sub-Administration Agreement; and (iii) an annual per Fund fee for certain services related to the preparation of tailored shareholder reports (“Tailored Shareholder Report Services”). N-PORT Related Services, Liquidity Risk Measurement Services, and Tailored Shareholder Report Services fees are paid by the Adviser from its management fee.
THE DISTRIBUTOR
State Street Global Advisors Funds Distributors, LLC (the “Distributor”) serves as the principal underwriter and Distributor of Shares. Its principal address is One Congress Street, Boston, Massachusetts 02114. Investor information can be obtained by calling 1-866-787-2257. The Distributor has entered into a distribution agreement (“Distribution Agreement”) with the Trust pursuant to which it distributes Shares of the Fund. The Distribution Agreement will continue for two years from its effective date and is renewable annually thereafter. Shares will be continuously offered for sale by the Trust through the Distributor only in Creation Units, as described in the Prospectus and below under “Purchase and Redemption of Creation Units.” Shares in less than Creation Units are not distributed by the Distributor. The Distributor will deliver the Prospectus to persons purchasing Creation Units and will maintain records of both orders placed with it and confirmations of acceptance furnished by it. The Distributor is a broker-dealer registered under the Securities Exchange Act of 1934, as amended (the “Exchange Act”) and a member of the Financial Industry Regulatory Authority (“FINRA”). The Distributor has no role in determining the investment policies of the Trust or which securities are to be purchased or sold by the Trust. An affiliate of the Distributor may assist Authorized Participants (as defined below) in assembling shares to purchase Creation Units or upon redemption, for which it may receive commissions or other fees from such Authorized Participants. An affiliate of the Distributor also receives compensation from State Street for providing on-line creation and redemption functionality to Authorized Participants through its Fund Connect application.
The Adviser or Distributor, or an affiliate of the Adviser or Distributor, may directly or indirectly make cash payments to certain broker-dealers for participating in activities that are designed to make registered representatives and other professionals more knowledgeable about exchange-traded products, including the SPDR funds, or for other activities, such as participation in marketing activities and presentations, educational training programs, conferences, the development of technology platforms and reporting systems.

In addition, as of the date of this SAI, the Adviser and/or Distributor had arrangements whereby they may make payments, other than for the educational programs and marketing activities described above, to Pershing LLC (“Pershing”), RBC Capital Markets, LLC (“RBC”), LPL Financial, LLC (“LPL”), and Morgan Stanley Wealth Management, LLC. These amounts, which may be significant, are paid by the Adviser and/or Distributor from their own resources and not from Fund assets. Pursuant to these arrangements, Pershing, RBC and LPL have agreed to offer certain SPDR funds to their customers and not to charge certain of their customers any commissions when those customers purchase or sell shares of certain SPDR funds. Payments to a broker-dealer or intermediary may create potential conflicts of interest between the broker dealer or intermediary and its clients.
In addition, the Adviser or Distributor, or an affiliate of the Adviser or Distributor, as well as an index provider that is not affiliated with the Adviser or Distributor, may reimburse expenses or make payments from their own assets to other persons in consideration of services, provision of data, or other activities that they believe may benefit the SPDR business or facilitate investment in SPDR funds.
The Distribution Agreement provides that it may be terminated at any time, without the payment of any penalty, as to the Fund: (i) by vote of a majority of the Independent Trustees or (ii) by vote of a majority (as defined in the 1940 Act) of the outstanding voting securities of the Fund, on at least 60 days' written notice to the Distributor. The Distribution Agreement is also terminable upon 60 days' notice by the Distributor and will terminate automatically in the event of its assignment (as defined in the 1940 Act).
The continuation of the Distribution Agreement and any other related agreements is subject to annual approval of the Board, including by a majority of the Independent Trustees, as described above.
The allocation among the Trust's series of fees and expenses payable under the Distribution Agreement will be made pro rata in accordance with the daily net assets of the respective series.
The Distributor may also enter into agreements with securities dealers (“Soliciting Dealers”) who will solicit purchases of Creation Unit aggregations of Shares. Such Soliciting Dealers may also be Participating Parties (as defined in the “Book Entry Only System” section below) and/or DTC Participants (as defined below).
Pursuant to the Distribution Agreement, the Trust has agreed to indemnify the Distributor, and may indemnify Soliciting Dealers and Authorized Participants (as described below) entering into agreements with the Distributor, for certain liabilities, including certain liabilities arising under the federal securities laws, unless such loss or liability results from willful misfeasance, bad faith or gross negligence in the performance of its duties or the reckless disregard of its obligations and duties under the Distribution Agreement or other agreement, as applicable.
Brokerage Transactions
All portfolio transactions are placed on behalf of the Fund by the Adviser. Purchases and sales of securities on a securities exchange are affected through brokers who charge a commission for their services. Ordinarily commissions are not charged on OTC orders (e.g., fixed income securities) because the Fund pays a spread which is included in the cost of the security and represents the difference between the dealer's quoted price at which it is willing to sell the security and the dealer's quoted price at which it is willing to buy the security. When the Fund executes an OTC order with an electronic communications network or an alternative trading system, a commission is charged by such electronic communications networks and alternative trading systems as they execute such orders on an agency basis. Securities may be purchased from underwriters at prices that include underwriting fees.
In placing a portfolio transaction, the Adviser seeks to achieve best execution. The Adviser's duty to seek best execution requires the Adviser to take reasonable steps to obtain for the client as favorable an overall result as possible for Fund portfolio transactions under the circumstances, taking into account various factors that are relevant to the particular transaction.
The Adviser refers to and selects from the list of approved trading counterparties maintained by the Adviser's Credit Risk Management team. In selecting a trading counterparty for a particular trade, the Adviser seeks to weigh relevant factors including, but not limited to the following:
•Prompt and reliable execution;
•The competitiveness of commission rates and spreads, if applicable;
•The financial strength, stability and/or reputation of the trading counterparty;

•The willingness and ability of the executing trading counterparty to execute transactions (and commit capital) of size in liquid and illiquid markets without disrupting the market for the security;
•Local laws, regulations or restrictions;
•The ability of the trading counterparty to maintain confidentiality;
•The availability and capability of execution venues, including electronic communications networks for trading and execution management systems made available to Adviser;
•Market share;
•Liquidity;
•Price;
•Execution related costs;
•History of execution of orders;
•Likelihood of execution and settlement;
•Order size and nature;
•Clearance and settlement capabilities, especially in high volatility market environments;
•Availability of lendable securities;
•Sophistication of the trading counterparty's trading capabilities and infrastructure/facilities;
•The operational efficiency with which transactions are processed and cleared, taking into account the order size and complexity;
•Speed and responsiveness to the Adviser;
•Access to secondary markets;
•Counterparty exposure; and
•Depending upon the circumstances, the Adviser may take other relevant factors into account if the Adviser believes that these are important in taking all sufficient steps to obtain the best possible result for execution of the order.
In selecting a trading counterparty, the price of the transaction and costs related to the execution of the transaction typically merit a high relative importance, depending on the circumstances. The Adviser does not necessarily select a trading counterparty based upon price and costs but may take other relevant factors into account if it believes that these are important in taking reasonable steps to obtain the best possible result for the Fund under the circumstances. Consequently, the Adviser may cause a client to pay a trading counterparty more than another trading counterparty might have charged for the same transaction in recognition of the value and quality of the brokerage services provided. The following matters may influence the relative importance that the Adviser places upon the relevant factors:
(i)
The nature and characteristics of the order or transaction. For example, size of order, market impact of order, limits, or other instructions relating to the order;
(ii)
The characteristics of the financial instrument(s) or other assets which are the subject of that order. For example, whether the order pertains to an equity, fixed income, derivative or convertible instrument;
(iii)
The characteristics of the execution venues to which that order can be directed, if relevant. For example, availability and capabilities of electronic trading systems;
(iv)
Whether the transaction is a ‘delivery versus payment' or ‘over-the-counter' transaction. The creditworthiness of the trading counterparty, the amount of existing exposure to a trading counterparty and trading counterparty settlement capabilities may be given a higher relative importance in the case of ‘over-the-counter' transactions; and/or
(v)
Any other circumstances that the Adviser believes are relevant at the time.
The process by which trading counterparties are selected to effect transactions is designed to exclude consideration of the sales efforts conducted by broker-dealers in relation to the Fund.
The Adviser does not currently use the Fund's assets in connection with third-party soft dollar arrangements. While the Adviser does not currently use “soft” or commission dollars paid by the Fund for the purchase of third-party research, the Adviser reserves the right to do so in the future.

The Fund had not commenced operations as of the date of this SAI and therefore did not pay brokerage commissions during the past three fiscal years.
Securities of “Regular Broker-Dealers”: The Trust is required to identify any securities of its “regular brokers and dealers” (as such term is defined in the 1940 Act) which it may hold at the close of its most recent fiscal year. “Regular brokers or dealers” of the Trust are the ten brokers or dealers that, during the most recent fiscal year: (i) received the greatest dollar amounts of brokerage commissions from the Trust's portfolio transactions; (ii) engaged as principal in the largest dollar amounts of portfolio transactions of the Trust; or (iii) sold the largest dollar amounts of the Trust's shares.
The Fund had not commenced operations as of the date of this SAI and therefore did not have any holdings in Securities of Regular Broker-Dealers as of [ ], 2026.
Portfolio Turnover: Portfolio turnover may vary from year to year, as well as within a year. The Fund may experience higher portfolio turnover when migrating to a different benchmark index. High turnover rates are likely to result in comparatively greater brokerage expenses or transaction costs. The overall reasonableness of brokerage commissions and transaction costs is evaluated by the Adviser based upon its knowledge of available information as to the general level of commissions and transaction costs paid by other institutional investors for comparable services.
Book Entry Only System
The following information supplements and should be read in conjunction with the section in the Prospectus entitled “ADDITIONAL PURCHASE AND SALE INFORMATION.”
The Depository Trust Company (“DTC”) acts as securities depositary for the Shares. Shares of the Fund are represented by securities registered in the name of DTC or its nominee, Cede & Co., and deposited with, or on behalf of, DTC. Except in the limited circumstance provided below, certificates will not be issued for Shares.
DTC, a limited-purpose trust company, was created to hold securities of its participants (the “DTC Participants”) and to facilitate the clearance and settlement of securities transactions among the DTC Participants in such securities through electronic book-entry changes in accounts of the DTC Participants, thereby eliminating the need for physical movement of securities certificates. DTC Participants include securities brokers and dealers, banks, trust companies, clearing corporations and certain other organizations, some of whom (and/or their representatives) own DTC. More specifically, DTC is owned by a number of its DTC Participants and by the New York Stock Exchange (“NYSE”) and FINRA. Access to the DTC system is also available to others such as banks, brokers, dealers and trust companies that clear through or maintain a custodial relationship with a DTC Participant, either directly or indirectly (the “Indirect Participants”).
Beneficial ownership of Shares is limited to DTC Participants, Indirect Participants and persons holding interests through DTC Participants and Indirect Participants. Ownership of beneficial interests in Shares (owners of such beneficial interests are referred to herein as “Beneficial Owners”) is shown on, and the transfer of ownership is effected only through, records maintained by DTC (with respect to DTC Participants) and on the records of DTC Participants (with respect to Indirect Participants and Beneficial Owners that are not DTC Participants). Beneficial Owners will receive from or through the DTC Participant a written confirmation relating to their purchase of Shares.
Conveyance of all notices, statements and other communications to Beneficial Owners is effected as follows. Pursuant to the Depositary Agreement between the Trust and DTC, DTC is required to make available to the Trust upon request and for a fee to be charged to the Trust a listing of the Shares of the Fund held by each DTC Participant. The Trust, either directly or through a third party service, shall inquire of each such DTC Participant as to the number of Beneficial Owners holding Shares, directly or indirectly, through such DTC Participant. The Trust, either directly or through a third party service, shall provide each such DTC Participant with copies of such notice, statement or other communication, in such form, number and at such place as such DTC Participant may reasonably request, in order that such notice, statement or communication may be transmitted by such DTC Participant, directly or indirectly, to such Beneficial Owners. In addition, the Trust shall pay to each such DTC Participant and/or third party service a fair and reasonable amount as reimbursement for the expenses attendant to such transmittal, all subject to applicable statutory and regulatory requirements.
Share distributions shall be made to DTC or its nominee, Cede & Co., as the registered holder of all Shares. DTC or its nominee, upon receipt of any such distributions, shall credit immediately DTC Participants' accounts with payments in amounts proportionate to their respective beneficial interests in Shares of the Fund as shown on the records of DTC or its nominee. Payments by DTC Participants to Indirect Participants and Beneficial Owners of Shares held through such DTC Participants will be governed by standing instructions and customary practices, as is now the case with securities held for the accounts of customers in bearer form or registered in a “street name,” and will be the responsibility of such DTC Participants.
The Trust has no responsibility or liability for any aspects of the records relating to or notices to Beneficial Owners, or payments made on account of beneficial ownership interests in such Shares, or for maintaining, supervising or reviewing any records relating to such beneficial ownership interests or for any other aspect of the relationship between DTC and the DTC Participants or the relationship between such DTC Participants and the Indirect Participants and Beneficial Owners owning through such DTC Participants.
DTC may determine to discontinue providing its service with respect to Shares at any time by giving reasonable notice to the Trust and discharging its responsibilities with respect thereto under applicable law. Under such circumstances, the Trust shall take action either to find a replacement for DTC to perform its functions at a comparable cost or, if such a replacement is unavailable, to issue and deliver printed certificates representing ownership of Shares, unless the Trust makes other arrangements with respect thereto satisfactory to the Exchange.
Control Persons and Principal Holders of Securities
The Fund had not commenced operations prior to the date of this SAI and therefore did not have any beneficial owners that owned greater than 5% of the outstanding voting securities as of the date of this SAI.
An Authorized Participant (as defined below) may hold of record more than 25% of the outstanding Shares of the Fund. From time to time, Authorized Participants may be a beneficial and/or legal owner of the Fund, may be affiliated with an index provider, may be deemed to have control of the Fund and may be able to affect the outcome of matters presented for a vote of the shareholders of the Fund. Authorized Participants may execute an irrevocable proxy granting the Distributor or another affiliate of State Street (the “Agent”) power to vote or abstain from voting such Authorized Participant's beneficially or legally owned Shares of the Fund. In such cases, the Agent shall mirror vote (or abstain from voting) such Shares in the same proportion as all other beneficial owners of the Fund.
The Trustees and Officers of the Trust, as a group, owned less than 1% of the Trust's voting securities as of the date of this SAI.
Purchase and Redemption of Creation Units
The Fund issues and redeems its Shares on a continuous basis, at net asset value, only in a large specified number of Shares called a “Creation Unit.” The value of the Fund is determined once each business day as described under “Determination of Net Asset Value.” The Creation Unit size for the Fund may change. Authorized Participants (as defined below) will be notified of such change. The principal consideration for creations and redemptions for the Fund is in-kind, and/or cash, although this may be revised at any time without notice.
PURCHASE (CREATION)
The Trust issues and sells Shares of the Fund only: in Creation Units on a continuous basis through the Principal Underwriter, without a sales load (but subject to transaction fees), at their NAV per share next determined after receipt of an order, on any Business Day (as defined below), in proper form pursuant to the terms of the Authorized Participant Agreement (“Participant Agreement”). A “Business Day” with respect to the Fund is, generally, any day on which the NYSE is open for business.
FUND DEPOSIT
The consideration for purchase of a Creation Unit of the Fund generally consists of either (i) the Deposit Securities and the Cash Component (defined below), computed as described below or (ii) the cash value of the Deposit Securities and the “Cash Component,” computed as described below. When accepting purchases of Creation Units for cash, the Fund may incur additional costs associated with the acquisition of Deposit Securities that would otherwise be provided by an in-kind purchaser.

Together, the Deposit Securities or Deposit Cash, as applicable, and the Cash Component constitute the “Fund Deposit,” which represents the minimum initial and subsequent investment amount for a Creation Unit of the Fund. The “Cash Component,” which may include a Dividend Equivalent Payment, is an amount equal to the difference between the net asset value of the Shares (per Creation Unit) and the market value of the Deposit Securities or Deposit Cash, as applicable. The “Dividend Equivalent Payment” enables the Fund to make a complete distribution of dividends on the day preceding the next dividend payment date, and is an amount equal, on a per Creation Unit basis, to the dividends on all the portfolio securities of the Fund (“Dividend Securities”) with ex-dividend dates within the accumulation period for such distribution (the “Accumulation Period”), net of expenses and liabilities for such period, as if all of the Dividend Securities had been held by the Fund for the entire Accumulation Period. The Accumulation Period begins on the ex-dividend date for the Fund and ends on the day preceding the next ex-dividend date. If the Cash Component is a positive number (i.e., the net asset value per Creation Unit exceeds the market value of the Deposit Securities or Deposit Cash, as applicable), the Cash Component shall be such positive amount. If the Cash Component is a negative number (i.e., the net asset value per Creation Unit is less than the market value of the Deposit Securities or Deposit Cash, as applicable), the Cash Component shall be such negative amount and the creator will be entitled to receive cash in an amount equal to the Cash Component. The Cash Component serves the function of compensating for any differences between the net asset value per Creation Unit and the market value of the Deposit Securities or Deposit Cash, as applicable. Computation of the Cash Component excludes any stamp duty or other similar fees and expenses payable upon transfer of beneficial ownership of the Deposit Securities, if applicable, which shall be the sole responsibility of the Authorized Participant (as defined below).
The Custodian, through NSCC, makes available on each Business Day, prior to the opening of business on the Exchange (currently 9:30 a.m., Eastern time), the list of the names and the required number of shares of each Deposit Security or the required amount of Deposit Cash, as applicable, to be included in the current standard Fund Deposit (based on information at the end of the previous Business Day) for the Fund. Such standard Fund Deposit is subject to any applicable adjustments as described below, in order to effect purchases of Creation Units of the Fund until such time as the next-announced composition of the Deposit Securities or the required amount of Deposit Cash, as applicable, is made available.
The identity and number of shares of the Deposit Securities or the amount of Deposit Cash, as applicable, required for a Fund Deposit for the Fund may be changed from time to time with a view to the investment objective of the Fund. Information regarding a Fund Deposit necessary for the purchase of a Creation Unit is made available to Authorized Participants and other market participants seeking to transact in Creation Unit aggregations.
As noted above, the Trust reserves the right to permit or require the substitution of Deposit Cash to replace any Deposit Security, which shall be added to the Cash Component, including, without limitation, in situations where the Deposit Security: (i) may not be available in sufficient quantity for delivery, (ii) may not be eligible for transfer through the systems of DTC for corporate securities and municipal securities or the Federal Reserve System for U.S. Treasury securities; (iii) may not be eligible for trading by an Authorized Participant (as defined below) or the investor for which it is acting; (iv) would be restricted under the securities laws or where the delivery of the Deposit Security to the Authorized Participant would result in the disposition of the Deposit Security by the Authorized Participant becoming restricted under the securities laws, or (v) in certain other situations (collectively, “non-standard orders”). The Trust also reserves the right to: (i) permit or require the substitution of Deposit Securities in lieu of Deposit Cash; and (ii) include or remove Deposit Securities from the basket in anticipation of portfolio changes. The adjustments described above will reflect changes, known to the Adviser on the date of announcement to be in effect by the time of delivery of the Fund Deposit, in the composition of the subject Index being tracked by the Fund or resulting from certain corporate actions.
PROCEDURES FOR PURCHASE OF CREATION UNITS
To be eligible to place orders with the Principal Underwriter, as facilitated via the Transfer Agent, to purchase a Creation Unit of the Fund, an entity must be (i) a “Participating Party”, i.e., a broker-dealer or other participant in the clearing process through the Continuous Net Settlement System of the NSCC (the “Clearing Process”), a clearing agency that is registered with the SEC; or (ii) a DTC Participant (see “Book Entry Only System”), and must have the ability to clear through the Federal Reserve System. In addition, each Participating Party or DTC Participant (each, an “Authorized Participant”) must execute a Participant Agreement that has been agreed to by the Principal Underwriter and the Transfer Agent, and that has been accepted by the Trust, with respect to purchases and redemptions of Creation Units. Each Authorized Participant will agree, pursuant to the terms of a Participant Agreement, on behalf of itself or any investor on whose behalf it will act, to certain conditions, including that it will pay to the Trust, an amount of cash sufficient to pay the Cash Component together with the creation transaction fee (described below) and any other applicable fees, taxes and additional variable charge.

All orders to purchase Shares directly from the Fund, including non-standard orders, must be placed for one or more Creation Units and in the manner and by the time set forth in the Participant Agreement and/or the applicable order form. The date on which an order to purchase Creation Units (or an order to redeem Creation Units, as set forth below) is received and accepted is referred to as the “Order Placement Date.”
An Authorized Participant may require an investor to make certain representations or enter into agreements with respect to the order (e.g., to provide for payments of cash, when required). Investors should be aware that their particular broker may not have executed a Participant Agreement and that, therefore, orders to purchase Shares directly from the Fund in Creation Units have to be placed by the investor's broker through an Authorized Participant that has executed a Participant Agreement. In such cases there may be additional charges to such investor. At any given time, there may be only a limited number of broker-dealers that have executed a Participant Agreement and only a small number of such Authorized Participants may have international capabilities.
On days when the Exchange or the bond markets close earlier than normal, the Fund may require orders to create Creation Units to be placed earlier in the day. In addition, if a market or markets on which the Fund's investments are primarily traded is closed, the Fund will also generally not accept orders on such day(s). Orders must be transmitted by an Authorized Participant by telephone or other transmission method acceptable to the Distributor pursuant to procedures set forth in the Participant Agreement and in accordance with the applicable order form. Those placing orders through an Authorized Participant should allow sufficient time to permit proper submission of the purchase order by the cut-off time. Economic or market disruptions or changes, or telephone or other communication failure may impede the ability to reach the Distributor or an Authorized Participant.
Fund Deposits must be delivered by an Authorized Participant through the Federal Reserve System (for cash and U.S. government securities), or through DTC (for corporate securities and municipal securities), through a subcustody agent (for foreign securities) and/or through such other arrangements allowed by the Trust or its agents. With respect to foreign Deposit Securities, the Custodian shall cause the subcustodian of the Fund to maintain an account into which the Authorized Participant shall deliver, on behalf of itself or the party on whose behalf it is acting, such Deposit Securities. Foreign Deposit Securities must be delivered to an account maintained at the applicable local subcustodian. The Fund Deposit transfer must be ordered by the Authorized Participant in a timely fashion so as to ensure the delivery of the requisite number of Deposit Securities or Deposit Cash, as applicable, to the account of the Fund or its agents by no later than the Settlement Date. The “Settlement Date” with respect to a creation order for the Fund is generally the first Business Day (“T+1”) after the Order Placement Date.
All questions as to the number of Deposit Securities or Deposit Cash to be delivered, as applicable, and the validity, form and eligibility (including time of receipt) for the deposit of any tendered securities or cash, as applicable, will be determined by the Trust, whose determination shall be final and binding. The amount of cash represented by the Cash Component must be transferred directly to the Custodian through the Federal Reserve Bank wire transfer system in a timely manner so as to be received by the Custodian no later than the Settlement Date. If the Cash Component and the Deposit Securities or Deposit Cash, as applicable, are not received in a timely manner by the Settlement Date, the creation order may be cancelled. Upon written notice to the Distributor, such canceled order may be resubmitted the following Business Day using a Fund Deposit as newly constituted to reflect the then current NAV of the Fund. The delivery of Creation Units so created generally will occur no later than the first Business Day following the day on which the purchase order is deemed received by the Distributor.
The order shall be deemed to be received on the Business Day on which the order is placed provided that the order is placed in proper form prior to the applicable cut-off time and the federal funds in the appropriate amount are deposited by 2:00 p.m. or 3:00 p.m. Eastern time (per applicable instructions), with the Custodian on the Settlement Date. If the order is not placed in proper form as required, or federal funds in the appropriate amount are not received by 2:00 p.m. or 3:00 p.m. Eastern time (per applicable instructions) on the Settlement Date, then the order may be deemed to be rejected and the Authorized Participant shall be liable to the Fund for losses, if any, resulting therefrom. A creation request is considered to be in “proper form” if all procedures set forth in the Participant Agreement, order form and this SAI are properly followed.
Shortened settlement cycles are expected to be available, through which creation transactions can be settled on the trade date in accordance with instructions provided by the Trust and/or Distributor.

ISSUANCE OF A CREATION UNIT
Except as provided herein, Creation Units will not be issued until the transfer of good title to the Trust of the Deposit Securities or payment of Deposit Cash, as applicable, and the payment of the Cash Component have been completed. When the subcustodian has confirmed to the Custodian that the required Deposit Securities (or the cash value thereof) have been delivered to the account of the relevant subcustodian or subcustodians, the Principal Underwriter and the Adviser shall be notified of such delivery, and the Trust will issue and cause the delivery of the Creation Units.
In instances where the Trust accepts Deposit Securities for the purchase of a Creation Unit, the Creation Unit may be purchased in advance of receipt by the Trust of all or a portion of the applicable Deposit Securities as described below. In these circumstances, the initial deposit will have a value greater than the net asset value of the Shares on the date the order is placed in proper form since in addition to available Deposit Securities, cash must be deposited in an amount equal to the sum of (i) the Cash Component, plus (ii) an additional amount of cash equal to a percentage of the market value as set forth in the Participant Agreement, of the undelivered Deposit Securities (the “Additional Cash Deposit”), which shall be maintained in a general non-interest bearing collateral account. An additional amount of cash shall be required to be deposited with the Trust, pending delivery of the missing Deposit Securities to the extent necessary to maintain the Additional Cash Deposit with the Trust in an amount at least equal to the applicable percentage, as set forth in the Participant Agreement, of the daily marked to market value of the missing Deposit Securities. The Trust may use such Additional Cash Deposit to buy the missing Deposit Securities at any time. Authorized Participants will be liable to the Trust for all costs, expenses, dividends, income and taxes associated with missing Deposit Securities, including the costs incurred by the Trust in connection with any such purchases. These costs will be deemed to include the amount by which the actual purchase price of the Deposit Securities exceeds the market value of such Deposit Securities on the day the purchase order was deemed received by the Principal Underwriter plus the brokerage and related transaction costs associated with such purchases. The Trust will return any unused portion of the Additional Cash Deposit once all of the missing Deposit Securities have been properly received by the Custodian or purchased by the Trust and deposited into the Trust. In addition, a transaction fee as set forth below under “Creation Transaction Fees” will be charged in all cases and an additional variable charge may also be applied. The delivery of Creation Units so created generally will occur no later than the Settlement Date.
ACCEPTANCE OF ORDERS OF CREATION UNITS
The Trust reserves the right to reject an order for Creation Units transmitted in respect of the Fund at its discretion, including, without limitation, if (a) the order is not in proper form or the Deposit Securities delivered do not consist of the securities that the Custodian specified; (b) the Deposit Securities or Deposit Cash, as applicable, delivered by the Authorized Participant are not as disseminated through the facilities of the NSCC for that date by the Custodian; (c) the investor(s), upon obtaining the Shares ordered, would own 80% or more of the currently outstanding Shares of the Fund; (d) the acceptance of the Fund Deposit would, in the opinion of counsel, be unlawful; (e) the acceptance or receipt of the order for a Creation Unit would, in the opinion of counsel to the Trust, be unlawful; or (f) in the event that circumstances outside the control of the Trust, the Custodian, the Transfer Agent, the Distributor and/or the Adviser make it for all practical purposes not feasible to process orders for Creation Units. Examples of such circumstances include acts of God or public service or utility problems such as fires, floods, extreme weather conditions and power outages resulting in telephone, telecopy and computer failures; market conditions or activities causing trading halts; systems failures involving computer or other information systems affecting the Trust, the Principal Underwriter, the Custodian, the Transfer Agent, DTC, NSCC, Federal Reserve System, or any other participant in the creation process, and other extraordinary events. The Trust or its agents shall communicate to the Authorized Participant its rejection of an order. The Trust, the Transfer Agent, the Custodian and the Principal Underwriter are under no duty, however, to give notification of any defects or irregularities in the delivery of Fund Deposits nor shall either of them incur any liability for the failure to give any such notification. The Trust, the Transfer Agent, the Custodian and the Principal Underwriter shall not be liable for the rejection of any purchase order for Creation Units. Given the importance of the ongoing issuance of Creation Units to maintaining a market price that is at or close to the underlying net asset value of the Fund, the Trust does not intend to suspend acceptance of orders for Creation Units.
All questions as to the number of shares of each security in the Deposit Securities and the validity, form, eligibility and acceptance for deposit of any securities to be delivered shall be determined by the Trust, and the Trust's determination shall be final and binding.

REDEMPTION
Shares may be redeemed only in Creation Units at their net asset value next determined after receipt of a redemption request in proper form by the Fund through the Transfer Agent and only on a Business Day. Except upon liquidation of the Fund, the Trust will not redeem Shares in amounts less than Creation Units. Investors must accumulate enough Shares in the secondary market to constitute a Creation Unit in order to have such Shares redeemed by the Trust. There can be no assurance, however, that there will be sufficient liquidity in the public trading market at any time to permit assembly of a Creation Unit. Investors should expect to incur brokerage and other costs in connection with assembling a sufficient number of Shares to constitute a redeemable Creation Unit.
With respect to the Fund, the Custodian, through the NSCC, makes available prior to the opening of business on the Exchange (currently 9:30 a.m. Eastern time) on each Business Day, the list of the names and share quantities of securities designated by the Fund that will be applicable (subject to possible amendment or correction) to redemption requests received in proper form (as defined below) on that day (“Redemption Securities”). Redemption Securities received on redemption may not be identical to Deposit Securities. The identity and number of shares of the Redemption Securities or the Cash Redemption Amount (defined below) may be changed from time to time with a view to the investment objective of the Fund.
Redemption proceeds for a Creation Unit are paid either in-kind or in cash, or a combination thereof, as determined by the Trust. With respect to in-kind redemptions of the Fund, redemption proceeds for a Creation Unit will consist of Redemption Securities plus cash in an amount equal to the difference between the net asset value of the Shares being redeemed, as next determined after a receipt of a request in proper form, and the value of the Redemption Securities (the “Cash Redemption Amount”), less a fixed redemption transaction fee and any applicable additional variable charge as set forth below. In the event that the Redemption Securities have a value greater than the net asset value of the Shares, a compensating cash payment equal to the differential is required to be made by or through an Authorized Participant by the redeeming shareholder. Notwithstanding the foregoing, at the Trust's discretion, an Authorized Participant may receive the corresponding cash value of the securities in lieu of the in-kind securities value representing one or more Redemption Securities.
PROCEDURES FOR REDEMPTION OF CREATION UNITS
After the Trust has deemed an order for redemption received, the Trust will initiate procedures to transfer the requisite Redemption Securities and the Cash Redemption Amount to the Authorized Participant by the Settlement Date. The “Settlement Date” with respect to a redemption order for the Fund is generally T+1. With respect to in-kind redemptions of the Fund, the calculation of the value of the Redemption Securities and the Cash Redemption Amount to be delivered upon redemption will be made by the Custodian according to the procedures set forth under “Determination of Net Asset Value”, computed on the Business Day on which a redemption order is deemed received by the Trust. Therefore, if a redemption order in proper form is submitted to the Principal Underwriter by a DTC Participant by the specified time on the Order Placement Date, and the requisite number of Shares of the Fund are delivered to the Custodian prior to 2:00 p.m. or 3:00 p.m. Eastern time (per applicable instructions) on the Settlement Date, then the value of the Redemption Securities and the Cash Redemption Amount to be delivered will be determined by the Custodian on such Order Placement Date. If the requisite number of Shares of the Fund are not delivered by 2:00 p.m. or 3:00 p.m. Eastern time (per applicable instructions) on the Settlement Date, the Fund will not release the underlying securities for delivery unless collateral is posted in such percentage amount of missing Shares as set forth in the Participant Agreement (marked to market daily).
With respect to in-kind redemptions of the Fund, in connection with taking delivery of shares of Redemption Securities upon redemption of Creation Units, an Authorized Participant must maintain appropriate custody arrangements with a qualified broker-dealer, bank or other custody providers in each jurisdiction in which any of the Redemption Securities are customarily traded (or such other arrangements as allowed by the Trust or its agents), to which account such Redemption Securities will be delivered. Deliveries of redemption proceeds generally will be made within one Business Day of the trade date.
Due to the schedule of holidays in certain countries, however, the delivery of in-kind redemption proceeds may take longer than one Business Day after the day on which the redemption request is received in proper form. If the Authorized Participant has not made appropriate arrangements to take delivery of the Redemption Securities in the applicable foreign jurisdiction and it is not possible to make other such arrangements, or if it is not possible to effect deliveries of the Redemption Securities in such jurisdiction, the Trust may, in its discretion, exercise its option to redeem such Shares in cash, and the Authorized Participant will be required to receive its redemption proceeds in cash.

If it is not possible to make other such arrangements, or if it is not possible to effect deliveries of the Redemption Securities, the Trust may in its discretion exercise its option to redeem such Shares in cash, and the redeeming investor will be required to receive its redemption proceeds in cash. In addition, an investor may request a redemption in cash that the Fund may, in its sole discretion, permit. In either case, the investor will receive a cash payment equal to the NAV of its Shares based on the NAV of Shares of the Fund next determined after the redemption request is received in proper form (minus a redemption transaction fee and additional charge for requested cash redemptions specified above, to offset the Trust's brokerage and other transaction costs associated with the disposition of Redemption Securities). The Fund may also, in its sole discretion, upon request of a shareholder, provide such redeemer a portfolio of securities that differs from the exact composition of the Redemption Securities but does not differ in net asset value.
An Authorized Participant submitting a redemption request is deemed to represent to the Trust that, as of the close of the Business Day on which the redemption request was submitted, it (or its client) will own (within the meaning of Rule 200 of Regulation SHO) or has arranged to borrow for delivery to the Trust on or prior to the Settlement Date of the redemption request, the requisite number of Shares of the Fund to be redeemed as a Creation Unit. In either case, the Authorized Participant is deemed to acknowledge that: (i) it (or its client) has full legal authority and legal right to tender for redemption the requisite number of Shares of the Fund and to receive the entire proceeds of the redemption; and (ii) if such Shares submitted for redemption have been loaned or pledged to another party or are the subject of a repurchase agreement, securities lending agreement or any other arrangement affecting legal or beneficial ownership of such Shares being tendered, there are no restrictions precluding the tender and delivery of such Shares (including borrowed shares, if any) for redemption, free and clear of liens, on the redemption Settlement Date. The Trust reserves the right to verify these representations at its discretion, but will typically require verification with respect to a redemption request from the Fund in connection with higher levels of redemption activity and/or short interest in the Fund. If the Authorized Participant, upon receipt of a verification request, does not provide sufficient verification of its representations as determined by the Trust, the redemption request will not be considered to have been received in proper form and may be rejected by the Trust.
Redemptions of Shares for Redemption Securities will be subject to compliance with applicable federal and state securities laws and the Fund (whether or not it otherwise permits cash redemptions) reserves the right to redeem Creation Units for cash to the extent that the Trust could not lawfully deliver specific Redemption Securities upon redemptions or could not do so without first registering the Redemption Securities under such laws. An Authorized Participant or an investor for which it is acting subject to a legal restriction with respect to a particular security included in the Redemption Securities applicable to the redemption of Creation Units may be paid an equivalent amount of cash. The Authorized Participant may request the redeeming investor of the Shares to complete an order form or to enter into agreements with respect to such matters as compensating cash payment. Further, an Authorized Participant that is not a “qualified institutional buyer,” (“QIB”) as such term is defined under Rule 144A of the Securities Act, will not be able to receive Redemption Securities that are restricted securities eligible for resale under Rule 144A. An Authorized Participant may be required by the Trust to provide a written confirmation with respect to QIB status in order to receive Redemption Securities.
The right of redemption may be suspended or the date of payment postponed with respect to the Fund (1) for any period during which the Exchange is closed (other than customary weekend and holiday closings); (2) for any period during which trading on the Exchange is suspended or restricted; (3) for any period during which an emergency exists as a result of which disposal of the Shares of the Fund or determination of the NAV of the Shares is not reasonably practicable; or (4) in such other circumstance as is permitted by the SEC.
CREATION AND REDEMPTION TRANSACTION FEES
A transaction fee, as set forth in the table below, is imposed for the transfer and other transaction costs associated with the purchase or redemption of Creation Units, as applicable. Authorized Participants will be required to pay a fixed creation transaction fee and/or a fixed redemption transaction fee, as applicable, on a given day regardless of the number of Creation Units created or redeemed on that day. The Fund may adjust the transaction fee from time to time. An additional charge or a variable charge (discussed below) will be applied to certain creation and redemption transactions, including non-standard orders and whole or partial cash purchases or redemptions. With respect to creation orders, Authorized Participants are responsible for the costs of transferring the securities constituting the Deposit Securities to the account of the Trust and with respect to redemption orders, Authorized Participants are responsible for the costs of transferring the Redemption Securities from the Trust to their account or on their order. Investors who use the services of a broker or other such intermediary may also be charged a fee for such services.

Creation and Redemption Transaction Fees:
Fund	Transaction Fee*, **	Maximum Transaction Fee*, **
State Street SPDR Nasdaq MyPaycheck ETF	$[ ]	$[ ]
*
From time to time, the Fund may waive all or a portion of its applicable transaction fee(s). An additional charge of up to three (3) times the standard transaction fee may be charged to the extent a transaction is outside of the clearing process.
**
In addition to the transaction fees listed above, the Fund may charge an additional variable fee for creations and redemptions in cash to offset brokerage and impact expenses associated with the cash transaction. The variable transaction fee will be calculated based on historical transaction cost data and the Adviser's view of current market conditions; however, the actual variable fee charged for a given transaction may be lower or higher than the trading expenses incurred by the Fund with respect to that transaction.
Determination of Net Asset Value
The following information supplements and should be read in conjunction with the sections in the Prospectus entitled “PURCHASE AND SALE INFORMATION” and “ADDITIONAL PURCHASE AND SALE INFORMATION.”
NAV per Share for the Fund is computed by dividing the value of the net assets of the Fund (i.e., the value of its total assets less total liabilities) by the total number of Shares outstanding. Expenses and fees, including the management fees, are accrued daily and taken into account for purposes of determining NAV. The NAV of the Fund is calculated by State Street and determined once daily as of the close of the regular trading session on the NYSE (ordinarily 4:00 p.m. Eastern time) on each day that such exchange is open. Creation/redemption order cut-off times may be earlier on any day that the Securities Industry and Financial Markets Association (or applicable exchange or market on which the Fund's investments are traded) announces an early closing time. Any assets or liabilities denominated in currencies other than the U.S. dollar are converted into U.S. dollars at market rates on the date of valuation (generally as of 4:00 p.m. London time) as quoted by one or more sources.
In calculating the Fund's net asset value per Share, the Fund's investments are generally valued using market valuations. A market valuation generally means a valuation (i) obtained from an exchange, a pricing service, or a major market maker (or dealer) or (ii) based on a price quotation or other equivalent indication of value supplied by an exchange, a pricing service, or a major market maker (or dealer). The Fund relies on a third-party service provider for assistance with the daily calculation of the Fund's NAV. The third-party service provider, in turn, relies on other parties for certain pricing data and other inputs used in the calculation of the Fund's NAV. Therefore, the Fund is subject to certain operational risks associated with reliance on its service provider and that service provider's sources of pricing and other data. NAV calculation may be adversely affected by operational risks arising from factors such as errors or failures in systems and technology. Such errors or failures may result in inaccurately calculated NAVs, delays in the calculation of NAVs and/or the inability to calculate NAV over extended time periods. The Fund may be unable to recover any losses associated with such failures. In the case of shares of other funds that are not traded on an exchange, a market valuation means such fund's published net asset value per share. The Fund may use various pricing services, or discontinue the use of any pricing service. Fixed-income assets (other than U.S. fixed-income assets) are generally valued as of the announced closing time for trading in fixed-income instruments in a particular market or exchange. U.S. fixed-income assets are generally valued at 4:00 p.m. Eastern time. Fixed-income assets are generally valued at the mean of the bid and ask prices for bank loans and inflation protected securities, and at the bid price for all other fixed-income assets.
Pursuant to Board approved valuation procedures, the Board has designated the Adviser as the valuation designee for the Fund. These procedures address, among other things, (i) determining (a) when market quotations are not readily available or reliable and (b) the methodologies to be used for determining the fair value of investments, and (ii) the use and oversight of third-party pricing services for fair valuation. The Adviser is responsible for periodically reviewing the procedures, and the selected methodologies used, for their continuing appropriateness and accuracy, and making any changes or adjustments to the procedures and methodologies as appropriate.
In the event that current market valuations are not readily available or are deemed unreliable, the Trust's procedures require the Adviser to determine a security's fair value. In determining a fair value, the Adviser may consider, among other things, (i) price comparisons among multiple sources, (ii) a review of corporate actions and news events, and (iii) a review of relevant financial indicators (e.g., movement in interest rates, market indices, and prices from the Fund's Index provider). In these cases, the Fund's net asset value may reflect certain portfolio securities' fair values rather than their market prices. The fair value of a portfolio instrument is generally the price which the Fund might reasonably expect to receive upon its current sale in an orderly market between market participants. Ascertaining fair value requires a determination of the amount that an arm's-length buyer, under the circumstances, would currently pay for the portfolio instrument. Fair value pricing involves subjective judgments and it is possible that the fair value determination for a security is materially different than the value that could be realized upon the sale of the security. In addition, fair value pricing could result in a difference between the prices used to calculate the Fund's net asset value and the prices used by the Index. This may result in a difference between the Fund's performance and the performance of the Index.
Dividends and Distributions
The following information supplements and should be read in conjunction with the section in the Prospectus entitled “DISTRIBUTIONS.”
GENERAL POLICIES
Dividends from net investment income, if any, are generally declared and paid [monthly] by the Fund but may vary significantly from period to period. Distributions of net realized securities gains, if any, generally are declared and paid once a year, but the Trust may make distributions on a more frequent basis for the Fund to improve index tracking or to comply with the distribution requirements of the Internal Revenue Code, in all events in a manner consistent with the provisions of the 1940 Act.
Dividends and other distributions on Shares are distributed, as described below, on a pro rata basis to Beneficial Owners of such Shares. Dividend payments are made through DTC Participants and Indirect Participants to Beneficial Owners then of record with proceeds received from the Trust.
Management of the Trust reserves the right to declare special dividends if, in its reasonable discretion, such action is necessary or advisable to preserve the Fund's eligibility for treatment as a RIC under the Internal Revenue Code or to avoid imposition of income or excise taxes at the Fund level.
DIVIDEND REINVESTMENT
Broker dealers, at their own discretion, may offer a dividend reinvestment service under which Shares are purchased in the secondary market at current market prices. Investors should consult their broker dealer for further information regarding any dividend reinvestment service offered by such broker dealer.
Taxes
The following is a summary of certain federal income tax considerations generally affecting the Fund and its shareholders that supplements the discussion in the Prospectus. No attempt is made to present a comprehensive explanation of the federal, state, local or foreign tax treatment of the Fund or its shareholders, and the discussion here and in the Prospectus is not intended to be a substitute for careful tax planning.
The following general discussion of certain federal income tax consequences is based on the Internal Revenue Code and the regulations issued thereunder as in effect on the date of this SAI. New legislation, as well as administrative changes or court decisions, may significantly change the conclusions expressed herein, and may have a retroactive effect with respect to the transactions contemplated herein.
The following information should be read in conjunction with the section in the Prospectus entitled “ADDITIONAL TAX INFORMATION.”
TAXATION OF THE FUND
The Fund is treated as a separate corporation for federal income tax purposes. The Fund therefore is considered to be a separate entity in determining its treatment under the rules for RICs described herein and in the Prospectus. Losses in one series of the Trust do not offset gains in any other series of the Trust and the requirements (other than certain organizational requirements) for qualifying for treatment as a RIC are determined at the Fund level rather than at the Trust level. The Fund has elected or will elect and intends to qualify each year to be treated as a separate RIC under Subchapter M of the Internal Revenue Code. As such, the Fund should not be subject to federal income tax on its net investment income and capital gains, if any, to the extent that it timely distributes such income and capital gains to its shareholders. In order to qualify for treatment as a RIC, the Fund must distribute annually to its shareholders at least the sum of 90% of its taxable net investment income (generally including the excess of net short-term capital gains over net long-term capital losses) and 90% of its net tax-exempt interest income, if any (the “Distribution Requirement”) and also must meet several additional requirements. Among these requirements are the following: (i) at least 90% of the Fund's gross income each taxable year must be derived from dividends, interest, payments with respect to certain securities loans, gains from the sale or other disposition of stock, securities or foreign currencies, or other income derived with respect to its business of investing in such stock, securities or currencies, and net income derived from interests in qualified publicly traded partnerships (the “Qualifying Income Requirement”); and (ii) at the end of each quarter of the Fund's taxable year, its assets must be diversified so that (a) at least 50% of the market value of its total assets must be represented by cash and cash items, U.S. government securities, securities of other RICs and other securities, with such other securities limited, in respect to any one issuer, to an amount not greater in value than 5% of the value of the Fund's total assets and to not more than 10% of the outstanding voting securities of such issuer, and (b) not more than 25% of the value of its total assets is invested in the securities (other than U.S. government securities or securities of other RICs) of any one issuer, the securities (other than securities of other RICs) of two or more issuers that it controls and that are engaged in the same, similar, or related trades or businesses, or the securities of one or more qualified publicly traded partnerships (the “Diversification Requirement”).
If the Fund fails to satisfy the Qualifying Income Requirement or the Diversification Requirement in any taxable year, the Fund may be eligible for relief provisions if the failures are due to reasonable cause and not willful neglect and if a penalty tax is paid with respect to each failure to satisfy the applicable requirements. Additionally, relief is provided for certain de minimis failures of the Diversification Requirement where the Fund corrects the failure within a specified period of time. In order to be eligible for the relief provisions with respect to a failure to meet the Diversification Requirement, the Fund may be required to dispose of certain assets. If these relief provisions were not available to the Fund and it were to fail to qualify for treatment as a RIC for a taxable year, all of its taxable income would be subject to tax at the applicable corporate rate without any deduction for distributions to shareholders, and its distributions (including capital gains distributions) generally would be taxable as ordinary income dividends to its shareholders, subject to the dividends-received deduction for corporate shareholders and the lower tax rates on qualified dividend income received by noncorporate shareholders. To requalify for treatment as a RIC in a subsequent taxable year, the Fund would be required to satisfy the RIC qualification requirements for that year and to distribute any earnings and profits from any year in which the Fund failed to qualify for tax treatment as a RIC. If the Fund failed to qualify as a RIC for a period greater than two taxable years, it would generally be required to pay a Fund-level tax on certain net built-in gains recognized with respect to certain of its assets upon a disposition of such assets within five years of qualifying as a RIC in a subsequent year. The Board reserves the right not to maintain the qualification of the Fund for treatment as a RIC if it determines such course of action to be beneficial to shareholders.
As discussed more fully below, the Fund intends to distribute substantially all of its net investment income and its capital gains for each taxable year.
If the Fund meets the Distribution Requirement but retains some or all of its income or gains, it will be subject to federal income tax to the extent any such income or gains are not distributed. The Fund may designate certain amounts retained as undistributed net capital gain in a notice to its shareholders, who (i) will be required to include in income for U.S. federal income tax purposes, as long-term capital gain, their proportionate shares of the undistributed amount so designated, (ii) will be entitled to credit their proportionate shares of the income tax paid by the Fund on that undistributed amount against their federal income tax liabilities and to claim refunds to the extent such credits exceed their liabilities and (iii) will be entitled to increase their tax basis, for federal income tax purposes, in their Shares by an amount equal to the excess of the amount of undistributed net capital gain included in their respective income over their respective income tax credits. If the Fund failed to satisfy the Distribution Requirement for any taxable year, it would be taxed as a regular corporation, with consequences generally similar to those described in the preceding paragraph.
It may not be possible for the Fund to fully implement sampling methodologies while satisfying the Diversification Requirement. The Fund's efforts to satisfy the Diversification Requirement may affect the Fund's execution of its investment strategy and may cause the Fund's return to deviate from that of the Index, and the Fund's efforts to track the Index may cause it inadvertently to fail to satisfy the Diversification Requirement.
The Fund will be subject to a 4% excise tax on certain undistributed income if it does not distribute to its shareholders in each calendar year an amount at least equal to 98% of its ordinary income for the calendar year plus 98.2% of its capital gain net income for the twelve months ended October 31 of such year, subject to an increase for any shortfall in the prior year's distribution. The Fund intends to declare and distribute dividends and distributions in the amounts and at the times necessary to avoid the application of this 4% excise tax.

The Fund may elect to treat part or all of any “qualified late year loss” as if it had been incurred in the succeeding taxable year in determining the Fund's taxable income, net capital gain, net short-term capital gain, and earnings and profits. The effect of this election is to treat any such “qualified late year loss” as if it had been incurred in the succeeding taxable year in characterizing Fund distributions for any calendar year. A “qualified late year loss” generally includes net capital loss, net long-term capital loss, or net short-term capital loss incurred after October 31 of the current taxable year (commonly referred to as “post-October losses”) and certain other late-year losses.
Capital losses in excess of capital gains (“net capital losses”) are not permitted to be deducted against a RIC's net investment income. Instead, for U.S. federal income tax purposes, potentially subject to certain limitations, the Fund may carry a net capital loss from any taxable year forward indefinitely to offset its capital gains, if any, in years following the year of the loss. To the extent subsequent capital gains are offset by such losses, they will not result in U.S. federal income tax liability to the Fund and may not be distributed as capital gains to its shareholders. Generally, the Fund may not carry forward any losses other than net capital losses.
TAXATION OF SHAREHOLDERS – DISTRIBUTIONS
The Fund intends to distribute annually to its shareholders substantially all of its investment company taxable income (computed without regard to the deduction for dividends paid), its net tax-exempt income, if any, and any net capital gain (net recognized long-term capital gains in excess of net recognized short-term capital losses, taking into account any capital loss carryforwards). The Fund will report to shareholders annually the amounts of dividends paid from ordinary income and the amount of distributions of net capital gain. Since the Fund primarily holds investments that do not pay dividends, it is not expected that a substantial portion (if any) of the dividends paid by the Fund will qualify for either the dividends-received deduction for corporations or the favorable income tax rates available to individuals on qualified dividend income.
Distributions from the Fund's net short-term capital gains will generally be taxable to shareholders as ordinary income. Distributions from the Fund's net capital gain will be taxable to shareholders at long-term capital gains rates, regardless of how long shareholders have held their Shares. Long-term capital gains are generally taxed to noncorporate shareholders at reduced rates.
Although dividends generally will be treated as distributed when paid, any dividend declared by the Fund in October, November or December and payable to shareholders of record in such a month that is paid during the following January will be treated for U.S. federal income tax purposes as received by shareholders on December 31 of the calendar year in which it was declared.
If the Fund's distributions exceed its earnings and profits, all or a portion of the distributions made in the taxable year may be treated as a return of capital to shareholders. A return of capital distribution generally will not be taxable but will reduce the shareholder's cost basis and result in a higher capital gain or lower capital loss when the Shares on which the distribution was received are sold. After a shareholder's basis in the Shares has been reduced to zero, distributions in excess of earnings and profits will be treated as gain from the sale of the shareholder's Shares.
Under Section 163(j) of the Code, a taxpayer's business interest expense is generally deductible to the extent of its business interest income plus certain other amounts. If the Fund earns business interest income, it may report a portion of its dividends as “Section 163(j) interest dividends,” which its shareholders may be able to treat as business interest income for purposes of Section 163(j) of the Code. The Fund's “Section 163(j) interest dividend” for a tax year will be limited to the excess of its business interest income over the sum of its business interest expense and other deductions properly allocable to its business interest income. In general, the Fund's shareholders may treat a distribution reported as a Section 163(j) interest dividend as interest income only to the extent the distribution exceeds the sum of the portions of the distribution reported as other types of tax-favored income. To be eligible to treat a Section 163(j) interest dividend as interest income, a shareholder may need to meet certain holding period requirements in respect of Shares and must not have hedged its position in Shares in certain ways. Distributions that are reinvested in additional Shares of the Fund through the means of a dividend reinvestment service, if offered by your broker-dealer, will nevertheless be taxable dividends to the same extent as if such dividends had been received in cash.
A 3.8% Medicare contribution tax generally applies to all or a portion of the net investment income of a shareholder who is an individual and not a nonresident alien for federal income tax purposes and who has adjusted gross income (subject to certain adjustments) that exceeds a threshold amount ($250,000 if married filing jointly or if considered a “surviving spouse” for federal income tax purposes, $125,000 if married filing separately, and $200,000 in other cases). This 3.8%

tax also applies to all or a portion of the undistributed net investment income of certain shareholders that are estates and trusts. For these purposes, interest, dividends and certain capital gains (generally including capital gain distributions and capital gains realized on the sale of Shares) are generally taken into account in computing a shareholder's net investment income.
Distributions of ordinary income and capital gains may also be subject to foreign, state and local taxes depending on a shareholder's circumstances.
TAXATION OF SHAREHOLDERS – SALE OF SHARES
In general, a sale of Shares results in capital gain or loss, and for individual shareholders, is taxable at a federal rate dependent upon the length of time the Shares were held. A sale of Shares held for a period of one year or less at the time of such sale will, for tax purposes, generally result in short-term capital gains or losses, and a sale of those held for more than one year will generally result in long-term capital gains or losses. Long-term capital gains are generally taxed to noncorporate shareholders at reduced rates.
Gain or loss on the sale of Shares is measured by the difference between the amount received and the adjusted tax basis of the Shares. Shareholders should keep records of investments made (including Shares acquired through reinvestment of dividends and distributions) so they can compute the tax basis of their Shares.
A loss realized on a sale of Shares may be disallowed if substantially identical Shares are acquired (whether through the reinvestment of dividends or otherwise) within a sixty-one (61) day period beginning thirty (30) days before and ending thirty (30) days after the date that the Shares are disposed of. In such a case, the basis of the Shares acquired must be adjusted to reflect the disallowed loss. Any loss upon the sale of Shares held for six (6) months or less will be treated as long-term capital loss to the extent of any amounts treated as distributions to the shareholder of long-term capital gain (including any amounts credited to the shareholder as undistributed capital gains).
COST BASIS REPORTING
The cost basis of Shares acquired by purchase will generally be based on the amount paid for the Shares and then may be subsequently adjusted for other applicable transactions as required by the Internal Revenue Code. The difference between the selling price and the cost basis of Shares generally determines the amount of the capital gain or loss realized on the sale or exchange of Shares. Contact the broker through whom you purchased your Shares to obtain information with respect to the available cost basis reporting methods and elections for your account.
TAXATION OF FUND INVESTMENTS
Dividends and interest received by the Fund on foreign securities may give rise to withholding and other taxes imposed by foreign countries. Tax conventions between certain countries and the United States may reduce or eliminate such taxes. The Fund does not expect to satisfy the requirements for passing through to its shareholders any share of any foreign taxes paid by the Fund, with the result that shareholders will not include such taxes in their gross incomes and will not be entitled to a tax deduction or credit for such taxes on their own returns.
Certain of the Fund's investments may be subject to complex provisions of the Internal Revenue Code (including provisions relating to hedging transactions, straddles, integrated transactions, foreign currency contracts, forward foreign currency contracts, and notional principal contracts) that, among other things, may affect the character of gains and losses realized by the Fund (e.g., may affect whether gains or losses are ordinary or capital), accelerate recognition of income to the Fund and defer losses. These rules could therefore affect the character, amount and timing of distributions to shareholders. These provisions also may require the Fund to mark-to-market certain types of positions in its portfolio (i.e., treat them as if they were closed out) which may cause the Fund to recognize income without receiving cash with which to make distributions to its shareholders in amounts necessary to satisfy the RIC distribution requirements for avoiding income and excise taxes. The Fund intends to monitor its transactions, intends to make appropriate tax elections, and intends to make appropriate entries in its books and records in order to mitigate the effect of these rules and preserve the Fund's qualification for treatment as a RIC.
The Fund is required for federal income tax purposes to mark-to-market and recognize as income for each taxable year its net unrealized gains and losses on certain futures contracts as of the end of the year as well as those actually realized during the year. Gain or loss from futures and options contracts on broad-based indexes required to be marked to market will be 60% long-term and 40% short-term capital gain or loss. Application of this rule may alter the timing and character of distributions to shareholders. The Fund may be required to defer the recognition of losses on futures contracts, options contracts and swaps to the extent of any unrecognized gains on offsetting positions held by the Fund. It is anticipated that certain net gain realized from the closing out of futures or options contracts will be considered gain from the sale of securities and therefore will be qualifying income for purposes of the Qualifying Income Requirement.
Investments by the Fund in zero coupon or other discount securities will result in income to the Fund equal to a portion of the excess face value of the securities over their issue price (the “original issue discount” or “OID”) each year that the securities are held, even though the Fund may receive no cash interest payments or may receive cash interest payments that are less than the income recognized for tax purposes. In other circumstances, whether pursuant to the terms of a security or as a result of other factors outside the control of the Fund, the Fund may recognize income without receiving a commensurate amount of cash. Such income is included in determining the amount of income that the Fund must distribute to maintain its eligibility for treatment as a RIC and to avoid the payment of federal income tax, including the nondeductible 4% excise tax described above.
Any market discount recognized on a market discount bond is taxable as ordinary income. A market discount bond is a bond acquired in the secondary market at a price below redemption value, or below adjusted issue price if issued with original issue discount. Absent an election by the Fund to include the market discount in income as it accrues, gain on the Fund's disposition of such an obligation will be treated as ordinary income rather than capital gain to the extent of the accrued market discount. Where the income required to be recognized as a result of the OID and/or market discount rules is not matched by a corresponding cash receipt by the Fund, the Fund may be required to borrow money or dispose of securities to enable the Fund to make distributions to its shareholders in order to qualify for treatment as a RIC and eliminate taxes at the Fund level.
TAX-EXEMPT SHAREHOLDERS
Certain tax-exempt shareholders, including qualified pension plans, individual retirement accounts, salary deferral arrangements, 401(k) plans, and other tax-exempt entities, generally are exempt from federal income taxation except with respect to their unrelated business taxable income (“UBTI”). Under current law, the Fund generally serves to block UBTI from being realized by its tax-exempt shareholders. However, notwithstanding the foregoing, tax-exempt shareholders could realize UBTI by virtue of their investment in the Fund where, for example, Shares constitute debt-financed property in the hands of the tax-exempt shareholders within the meaning of section 514(b) of the Internal Revenue Code.
Charitable remainder trusts are subject to special rules and should consult their tax advisors. The IRS has issued guidance with respect to these issues and prospective shareholders, especially charitable remainder trusts, are strongly encouraged to consult with their tax advisors regarding these issues.
Certain tax-exempt educational institutions will be subject to a 1.4% tax on net investment income. For these purposes, certain dividends and capital gain distributions, and certain gains from the disposition of Shares (among other categories of income), are generally taken into account in computing a shareholder's net investment income.
FOREIGN SHAREHOLDERS
Dividends, other than capital gains dividends, “short-term capital gain dividends” and “interest-related dividends” (described below), paid by the Fund to shareholders who are nonresident aliens or foreign entities will be subject to a 30% United States withholding tax unless a reduced rate of withholding or a withholding exemption is provided under applicable treaty law to the extent derived from investment income and short-term capital gain or unless such income is effectively connected with a U.S. trade or business carried on through a permanent establishment in the United States. Nonresident shareholders are urged to consult their own tax advisors concerning the applicability of the United States withholding tax and the proper withholding form(s) to be submitted to the Fund. A non-U.S. shareholder who fails to provide an appropriate IRS Form W-8 may be subject to backup withholding at the appropriate rate.
Dividends reported by the Fund as (i) interest-related dividends, to the extent such dividends are derived from the Fund's “qualified net interest income,” or (ii) short-term capital gain dividends, to the extent such dividends are derived from the Fund's “qualified short-term gain,” are generally exempt from this 30% withholding tax. “Qualified net interest income” is the Fund's net income derived from U.S.-source interest and original issue discount, subject to certain exceptions and limitations. “Qualified short-term gain” generally means the excess of the Fund's net short-term capital gain for the taxable year over its net long-term capital loss, if any. In the case of Shares held through an intermediary, the intermediary may withhold even if the Fund reports the payment as an interest-related dividend or as a short-term capital gain dividend. Non-U.S. shareholders should contact their intermediaries with respect to the application of these rules to their accounts.

Unless certain non-U.S. entities that hold Shares comply with IRS requirements that will generally require them to report information regarding U.S. persons investing in, or holding accounts with, such entities, a 30% withholding tax may apply to Fund distributions payable to such entities. A non-U.S. shareholder may be exempt from the withholding described in this paragraph under an applicable intergovernmental agreement between the U.S. and a foreign government, provided that the shareholder and the applicable foreign government comply with the terms of such agreement.
BACKUP WITHHOLDING
The Fund will be required in certain cases to withhold (as “backup withholding”) on amounts payable to any shareholder who (1) has provided the Fund either an incorrect tax identification number or no number at all, (2) is subject to backup withholding by the IRS for failure to properly report payments of interest or dividends, (3) has failed to certify to the Fund that such shareholder is not subject to backup withholding, or (4) has not certified that such shareholder is a U.S. person (including a U.S. resident alien). The backup withholding rate is currently 24%. Backup withholding will not be applied to payments that have been subject to the 30% withholding tax on shareholders who are neither citizens nor permanent residents of the U.S.
CREATION UNITS
An Authorized Participant who exchanges securities for Creation Units generally will recognize a gain or a loss. The gain or loss will be equal to the difference between the market value of the Creation Units at the time and the sum of the exchanger's aggregate basis in the securities surrendered plus the amount of cash paid for such Creation Units. A person who redeems Creation Units will generally recognize a gain or loss equal to the difference between the exchanger's basis in the Creation Units and the sum of the aggregate market value of any securities received plus the amount of any cash received for such Creation Units. The IRS, however, may assert that a loss realized upon an exchange of securities for Creation Units cannot be deducted currently under the rules governing “wash sales,” or on the basis that there has been no significant change in economic position.
Any gain or loss realized upon a creation of Creation Units will be treated as capital gain or loss if the Authorized Participant holds the securities exchanged therefor as capital assets, and otherwise will be ordinary income or loss. Similarly, any gain or loss realized upon a redemption of Creation Units will be treated as capital gain or loss if the Authorized Participant holds the Shares comprising the Creation Units as capital assets, and otherwise will be ordinary income or loss. Any capital gain or loss realized upon the creation of Creation Units will generally be treated as long-term capital gain or loss if the securities exchanged for such Creation Units have been held for more than one year, and otherwise will be short-term capital gain or loss. Any capital gain or loss realized upon the redemption of Creation Units will generally be treated as long-term capital gain or loss if the Shares comprising the Creation Units have been held for more than one year, and otherwise, will generally be short-term capital gain or loss. Any capital loss realized upon a redemption of Creation Units held for six (6) months or less will be treated as a long-term capital loss to the extent of any amounts treated as distributions to the applicable Authorized Participant of long-term capital gains with respect to the Creation Units (including any amounts credited to the Authorized Participant as undistributed capital gains).
The Fund has the right to reject an order for Creation Units if the purchaser (or a group of purchasers) would, upon obtaining the Shares so ordered, own 80% or more of the outstanding shares of the Fund and if, pursuant to section 351 of the Internal Revenue Code, the Fund would have a basis in any deposit securities different from the market value of such securities on the date of deposit. The Fund also has the right to require information necessary to determine beneficial Share ownership for purposes of the 80% determination. If the Fund does issue Creation Units to a purchaser (or a group of purchasers) that would, upon obtaining the Shares so ordered, own 80% or more of the outstanding shares of the Fund, the purchaser (or a group of purchasers) may not recognize gain or loss upon the exchange of securities for Creation Units.
If the Fund redeems Creation Units in cash, it may bear additional costs and recognize more capital gains than it would if it redeems Creation Units in kind.
Persons purchasing or redeeming Creation Units should consult their own tax advisors with respect to the tax treatment of any creation or redemption transaction.

CERTAIN POTENTIAL TAX REPORTING REQUIREMENTS
Under promulgated Treasury regulations, if a shareholder recognizes a loss on disposition of the Fund's shares of $2 million or more for an individual shareholder or $10 million or more for a corporate shareholder (or certain greater amounts over a combination of years), the shareholder must file with the IRS a disclosure statement on IRS Form 8886. Direct shareholders of portfolio securities are in many cases excepted from this reporting requirement, but under current guidance, shareholders of a RIC are not excepted. A shareholder who fails to make the required disclosure to the IRS may be subject to adverse tax consequences, including significant penalties. The fact that a loss is reportable under these regulations does not affect the legal determination of whether the taxpayer's treatment of the loss is proper. Shareholders should consult their tax advisers to determine the applicability of these regulations in light of their individual circumstances.
The foregoing discussion is a summary only and is not intended as a substitute for careful tax planning. Purchasers of Shares should consult their own tax advisors as to the tax consequences of investing in such Shares, including under state, local and other tax laws. Finally, the foregoing discussion is based on applicable provisions of the Internal Revenue Code, regulations, judicial authority and administrative interpretations in effect on the date hereof. Changes in applicable authority could materially affect the conclusions discussed above, and such changes often occur.
STATE TAX MATTERS
The discussion of state and local tax treatment is based on the assumptions that the Fund will qualify for treatment under Subchapter M of the Internal Revenue Code as RICs and that the Fund will distribute all interest and dividends it receives to its shareholders. The tax discussion summarizes general state and local tax laws which are currently in effect and which are subject to change by legislative, judicial or administrative action; any such changes may be retroactive with respect to the Fund's applicable transactions. Investors should consult a tax advisor for more detailed information about state and local taxes to which they may be subject.
Many states grant tax-free status to dividends paid to you from interest earned on direct obligations of the U.S. government, subject in some states to minimum investment requirements that must be met by the Fund. Investment in Ginnie Mae or Fannie Mae securities, banker's acceptances, commercial paper, and repurchase agreements collateralized by U.S. government securities do not generally qualify for such tax-free treatment. The rules on exclusion of this income are different for corporate shareholders.
Capital Stock and Other Securities
The Fund issues Shares of beneficial interest, par value $.01 per Share. The Board may designate additional funds.
Each Share issued by the Trust has a pro rata interest in the assets of the corresponding series of the Trust. Shares have no preemptive, exchange, subscription or conversion rights and are freely transferable. Each Share is entitled to participate equally in dividends and distributions declared by the Board with respect to the Fund, and in the net distributable assets of the Fund on liquidation.
Each Share has one vote with respect to matters upon which a shareholder vote is required consistent with the requirements of the 1940 Act and the rules promulgated thereunder. Shares of all series of the Trust vote together as a single class except that if the matter being voted on affects only a particular fund it will be voted on only by that fund and if a matter affects a particular fund differently from other funds, that fund will vote separately on such matter. Under Massachusetts law, the Trust is not required to hold an annual meeting of shareholders unless required to do so under the 1940 Act. The policy of the Trust is not to hold an annual meeting of shareholders unless required to do so under the 1940 Act. All Shares of the Trust (regardless of the fund) have noncumulative voting rights for the election of Trustees. Under Massachusetts law, Trustees of the Trust may be removed by vote of the shareholders.
Under Massachusetts law, shareholders of a business trust may, under certain circumstances, be held personally liable as partners for obligations of the Trust. However, the Declaration of Trust contains an express disclaimer of shareholder liability for acts or obligations of the Trust, requires that Trust obligations include such disclaimer, and provides for indemnification and reimbursement of expenses out of the Trust's property for any shareholder held personally liable for the obligations of the Trust. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which the Trust itself would be unable to meet its obligations. Given the above limitations on shareholder personal liability, and the nature of the Fund's assets and operations, the risk to shareholders of personal liability is believed to be remote.

Shareholder inquiries may be made by writing to the Trust, c/o the Distributor, State Street Global Advisors Funds Distributors, LLC at One Congress Street, Boston, Massachusetts 02114.
Counsel and Independent Registered Public Accounting Firm
Morgan, Lewis & Bockius LLP, located at 1111 Pennsylvania Avenue NW, Washington, DC 20004, serves as counsel to the Trust. [ ], located at [ ], serves as the independent registered public accounting firm of the Trust. [ ] performs annual audits of the Fund's financial statements and provides other audit, tax and related services.
Local Market Holiday Schedules
The Trust generally intends to effect deliveries of the Fund's redemption proceeds on T+1. The ability of the Trust to effect in-kind redemptions within one Business Day of receipt of a redemption request is subject, among other things, to the condition that, within the time period from the date of the request to the date of delivery of the redemption proceeds, there are no days that are local market holidays on the relevant Business Days. For every occurrence of one or more intervening holidays in the local market that are not holidays observed in the United States, the redemption settlement cycle may be extended by the number of such intervening local holidays. In addition to holidays, other unforeseeable market closings due to emergencies may also prevent the Trust from delivering securities within one Business Day.
The securities delivery cycles currently practicable for transferring portfolio securities to redeeming investors, coupled with local market holiday schedules, may require a delivery process longer than the standard settlement period. In certain circumstances during the calendar year, the settlement period may be greater than seven calendar days.
Financial Statements
The Fund had not commenced operations as of the date of this SAI and therefore does not have financial information to report for the Trust's [ ] fiscal year end.

APPENDIX A
RISK OF THE UNDERLYING EXCHANGE-TRADED PRODUCTS
The following reflects certain risks involved with the Fund's investment in the underlying exchange-traded products (the “Underlying ETPs”), as referenced in the Fund's Prospectus. References to the “Fund” below should be read to apply to the Fund and the applicable Underlying ETP where the context requires. As with all investments, there are certain risks of investing in the Underlying ETPs. The following may not reflect all risks associated with the Underlying ETPs, and may change over time. Please see the Underlying ETPs applicable Prospectus for additional information about investment risks.
Below Investment-Grade Securities Risk: Lower-quality debt securities (“high yield” or “junk” bonds) are considered predominantly speculative, and can involve a substantially greater risk of default than higher quality debt securities. Issuers of lower-quality debt securities may have substantially greater risk of insolvency or bankruptcy than issuers of higher-quality debt securities. They can be illiquid, and their values can have significant volatility and may decline significantly over short periods of time. Lower-quality debt securities tend to be more sensitive to adverse news about the issuer, or the market or economy in general.
Cash Position Risk: If the Fund holds a significant position in cash or cash equivalents, its investment returns may be adversely affected, and the Fund may not achieve its investment objective.
Cash Transaction Risk: The Fund may sell portfolio securities to meet some or all of a redemption request with cash. In such cases, the Fund may incur taxable gains or losses that it might not have incurred had it made redemptions entirely in-kind. As a result, the Fund may pay out higher annual capital gain distributions than if the in-kind redemption process was used.
Commodities and Commodity-Linked Derivatives Risk: Commodity prices can have significant volatility, and exposure to commodities can cause the net asset value (“NAV”) of Fund Shares to decline or fluctuate in a rapid and unpredictable manner. A liquid secondary market may not exist for certain commodity investments, which may make it difficult for the Fund to sell them at a desirable price or at the price at which it is carrying them. The value of commodities and commodity-linked derivative instruments typically is based upon the price movements of a physical commodity or an economic variable linked to such price movements. Therefore, the value of commodities and commodity-linked derivative instruments may be affected by, for example, changes in overall market movements, economic conditions, changes in interest rates, or factors affecting a particular commodity or industry, such as production, supply, demand, drought, floods, weather, political, economic and regulatory developments. These factors may impair the ability of the Fund to sell its portfolio holdings quickly or for full value. Commodity-linked derivatives are subject to the risk that the counterparty to the transaction may default or otherwise fail to perform.
Agricultural Commodities Risk: Price movements in agricultural commodities are affected by many factors, some of which include, but are not limited to: farmer planting decisions; weather conditions, including hurricanes, tornadoes, storms and droughts; changes in global supply and demand for agriculture products; the price and quantity of imports and exports of agricultural commodities; general economic, market and regulatory factors; political conditions, including embargoes and war, affecting agricultural production, imports and exports; and technological advances in agricultural production.
Energy Commodities Risk: Energy commodities are subject to frequent, and often substantial, price fluctuations. The markets and prices for energy commodities are affected by many factors, some of which include, but are not limited to: changes in global supply and demand for oil and natural gas; the price and quantity of imports and exports of oil and natural gas; political conditions, including embargoes and war, affecting oil producing activities; the level of global oil and natural gas exploration, inventories, production or pricing; weather conditions; technological advances effecting energy consumption; and the price and availability of alternative fuels.
Metals Commodities Risk: Price movements in metals commodities are affected by many factors. A change in economic conditions, such as a recession, can adversely affect the price of metals. An economic downturn may have a negative impact on the usage and demand of metals, which may result in a loss for the Fund. Other factors affecting prices include, but are not limited to: a sudden shift in political conditions in the world's leading metal producing countries; an increase in the hedging of precious metals; changes in global supply and demand for industrial and precious metals; the price and quantity of imports and exports of industrial and precious metals; and technological advances in the processing and mining of industrial and precious metals.

Communication Services Sector Risk: Communication services companies are particularly vulnerable to the potential obsolescence of products and services due to technological advancement and the innovation of competitors. Companies in the communication services sector may also be affected by other competitive pressures, such as pricing competition, as well as research and development costs, substantial capital requirements and government regulation. Additionally, fluctuating domestic and international demand, shifting demographics and often unpredictable changes in consumer tastes can drastically affect a communication services company's profitability. While all companies may be susceptible to network security breaches, certain companies in the communication services sector may be particular targets of hacking and potential theft of proprietary or consumer information or disruptions in service, which could have a material adverse effect on their businesses.
Concentration Risk: When the Fund focuses its investments in a particular industry or sector, financial, economic, business, and other developments affecting issuers in that industry, market, or economic sector will have a greater effect on the Fund than if it had not done so.
Consumer Cyclical Sector Risk: Companies in the consumer cyclical sector are largely impacted by the performance of the overall global economy, changes in interest rates, fluctuations in supply and demand, and changes in consumer preferences. Success depends heavily on disposable household income and consumer spending. As a result, consumer cyclical companies may be adversely affected and lose value quickly in periods of economic downturns.
Counterparty Risk: The Fund will be subject to credit risk with respect to the counterparties with which the Fund enters into derivatives instruments, as well as other transactions. If a counterparty fails to meet its contractual obligations, the Fund may be unable to terminate or realize any gain on the investment or transaction, or to recover collateral posted to the counterparty, resulting in a loss to the Fund. If the Fund holds collateral posted by its counterparty, it may be delayed or prevented from realizing on the collateral in the event of a bankruptcy or insolvency proceeding relating to the counterparty.
Currency Risk: The value of the Fund's assets may be affected favorably or unfavorably by currency exchange rates, currency exchange control regulations, and delays, restrictions or prohibitions on the repatriation of foreign currencies. Foreign currency exchange rates may have significant volatility, and changes in the values of foreign currencies against the U.S. dollar may result in substantial declines in the values of the Fund's assets denominated in foreign currencies.
Debt Securities Risk: The values of debt securities may increase or decrease as a result of the following: market fluctuations, changes in interest rates, actual or perceived inability or unwillingness of issuers, guarantors or liquidity providers to make scheduled principal or interest payments, or illiquidity in debt securities markets. To the extent that interest rates rise, certain underlying obligations may be paid off substantially slower than originally anticipated and the value of those securities may fall sharply. A rising interest rate environment may cause the value of the Fund's fixed income securities to decrease, an adverse impact on the liquidity of the Fund's fixed income securities, and increased volatility of the fixed income markets. During periods when interest rates are at low levels, the Fund's yield can be low, and the Fund may have a negative yield (i.e., it may lose money on an operating basis). To the extent that interest rates fall, certain underlying obligations may be paid off substantially faster than originally anticipated. If the principal on a debt obligation is prepaid before expected, the prepayments of principal may have to be reinvested in obligations paying interest at lower rates. During periods of falling interest rates, the income received by the Fund may decline. Changes in interest rates will likely have a greater effect on the values of debt securities of longer durations. Returns on investments in debt securities could trail the returns on other investment options, including investments in equity securities.
Depositary Receipts Risk: Investments in depositary receipts may be less liquid and more volatile than the underlying securities in their primary trading market. If a depositary receipt is denominated in a different currency than its underlying securities, the Fund will be subject to the currency risk of both the investment in the depositary receipt and the underlying security. Holders of depositary receipts may have limited or no rights to take action with respect to the underlying securities or to compel the issuer of the receipts to take action. The prices of depositary receipts may differ from the prices of securities upon which they are based. To the extent the Fund invests in depositary receipts based on securities included in the Index, such differences in prices may increase index tracking risk.

Derivatives Risk: Derivative transactions can create investment leverage and may have significant volatility. It is possible that a derivative transaction will result in a much greater loss than the principal amount invested, the Fund may not be able to close out a derivative transaction at a favorable time or price. The counterparty to a derivatives contract may be unable or unwilling to make timely settlement payments, return the Fund's margin, or otherwise honor its obligations. A derivatives transaction may not behave in the manner anticipated by the Adviser or may not have the effect on the Fund anticipated by the Adviser.
Emerging Markets Risk: Risks of investing in emerging markets include, among others, greater political and economic instability, greater volatility in currency exchange rates, less developed securities markets, increased potential for market manipulation, possible trade barriers, currency transfer restrictions, a more limited number of potential buyers and issuers, an emerging market country's dependence on revenue from particular commodities or international aid, less governmental supervision and regulation, unavailability of currency hedging techniques, differences in auditing and financial reporting standards, and less developed legal systems. There is also the potential for unfavorable action such as expropriation, nationalization, embargoes, and acts of war. The securities of emerging market companies may trade less frequently and in smaller volumes than more widely held securities. Market disruptions or substantial market corrections may limit very significantly the liquidity of securities of certain companies in a particular country or geographic region, or of all companies in the country or region. The Fund may be unable to liquidate its positions in such securities at any time, or at a favorable price, in order to meet the Fund's obligations. These risks are generally greater for investments in frontier market countries, which typically have smaller economies or less developed capital markets than traditional emerging market countries.
Equity Investing Risk: The market prices of equity securities owned by the Fund may go up or down, sometimes rapidly or unpredictably. The value of a security may decline for a number of reasons that may directly relate to the issuer and also may decline due to general industry or market conditions that are not specifically related to a particular company. In addition, equity markets tend to move in cycles, which may cause stock prices to fall over short or extended periods of time.
Financial Sector Risk: Financial services companies are subject to extensive governmental regulation, which may limit both the amounts and types of loans and other financial commitments they can make, the interest rates and fees they can charge, the scope of their activities, the prices they can charge and the amount of capital they must maintain. Profitability is largely dependent on the availability and cost of capital funds and can fluctuate significantly when interest rates change or due to increased competition. In addition, deterioration of the credit markets generally may cause an adverse impact in a broad range of markets, including U.S. and international credit and interbank money markets generally, thereby affecting a wide range of financial institutions and markets. Certain events in the financial sector may cause an unusually high degree of volatility in the financial markets, both domestic and foreign, and cause certain financial services companies to incur large losses. Securities of financial services companies may experience a dramatic decline in value when such companies experience substantial declines in the valuations of their assets, take action to raise capital (such as the issuance of debt or equity securities), or cease operations. Credit losses resulting from financial difficulties of borrowers and financial losses associated with investment activities can negatively impact the sector. Insurance companies may be subject to severe price competition.
Fluctuation of Net Asset Value, Share Premiums and Discounts Risk: As with all exchange-traded funds, Fund Shares may be bought and sold in the secondary market at market prices. The trading prices of Fund Shares in the secondary market may differ from the Fund's daily NAV per share and there may be times when the market price of the shares is more than the NAV per share (premium) or less than the NAV per share (discount). This risk is heightened in times of market volatility or periods of steep market declines.
Futures Contract Risk: A futures contract is a standardized agreement that calls for the purchase or sale of a specific asset at a specific price at a specific future time, or cash settlement of the terms of the contract. Transactions in futures contracts can create investment leverage and may have significant volatility. It is possible that a futures contract transaction will result in a much greater loss than the principal amount invested, and the Fund may not be able to close out the futures contract at a favorable time or price. There is no assurance that a liquid secondary market on an exchange will exist for any particular futures contract. In the event no such market exists, it might not be possible to effect closing transactions, and the Fund will be unable to terminate its exposure to the futures contract. There is also a risk of imperfect correlation between movements in the prices of the futures contract and movements in the price of the underlying assets. The counterparty to a futures contract may be unable or unwilling to make timely settlement payments, return the Fund's margin, or otherwise honor its obligations.
Geographic Focus Risk: The performance of a fund that invests significantly in one or more countries or geographic regions will be closely tied to market, currency, economic, political, environmental, or regulatory conditions and developments in the countries or regions in which the fund invests, and may be more volatile than the performance of a fund that does not invest significantly in such countries or regions.
Europe: Developed and emerging market countries in Europe will be significantly affected by the fiscal and monetary controls of the Economic and Monetary Union of the European Union (“EMU”). Changes in regulations on trade, decreasing imports or exports, changes in the exchange rate of the euro and recessions among European countries may have a significant adverse effect on the economies of other European countries. In addition, one or more countries may abandon the euro and/or withdraw from the European Union (“EU”). On January 31, 2020, the United Kingdom (“UK”) formally withdrew from the EU (commonly known as “Brexit”). An agreement between the UK and the EU governing their future trade relationship became effective January 1, 2021, but that agreement does not include an agreement on financial services, and it is unlikely that such agreement will be concluded. Moreover, the UK government has started a program of financial services law reform with the ultimate aim of repealing many EU financial services laws that were assimilated into UK law from January 1, 2021, and replacing them with legislation or rules made by the UK government or financial services regulators. Accordingly, uncertainty remains in certain areas as to the future relationship between the UK and the EU. Brexit has already had a significant impact on the UK, Europe, and global economies, and could continue to result in volatility and illiquidity, legal, political, economic and regulatory uncertainties and lower economic growth for these economies that could in turn have an adverse effect on the value of the Fund's investments. Any further exits from the EU, or the possibility of such exits, or the abandonment of the euro, may cause additional market disruption globally and introduce new legal and regulatory uncertainties. In addition, a number of countries in Europe have suffered terrorist attacks and additional attacks may occur in the future. Such attacks may cause uncertainty in financial markets and may adversely affect the performance of the issuers to which the Fund has exposure.
Gold Risk. An adverse development with respect to one or more factors such as global gold supply and demand, investors' inflation expectations, exchange rate volatility and interest rate volatility may lead to a decrease in gold bullion trading prices. Central banks, other governmental agencies and multi-lateral institutions buy, sell and hold gold as part of their reserve assets, and sudden liquidation of these assets may lead to an imbalance in the supply and demand for gold, causing the price of gold to decline significantly. The possibility of large-scale distress sales of gold in times of crisis may also have a negative impact on the price of gold and adversely affect an investment. Purchasing activity associated with acquiring the gold bullion required for deposit into GLDM in connection with the creation of creation units may temporarily increase the market price of gold, which would likely result in higher prices for the shares. Temporary increases in the market price of gold may also occur as a result of the purchasing activity of other market participants. Other market participants may attempt to benefit from an increase in the market price of gold that may result from increased purchasing activity of gold connected with the issuance of creation units. Consequently, the market price of gold may decline immediately after creation units are created. If the price of gold declines, it will have a negative impact on the value of the shares.
The sale of GLDM's gold bullion to pay expenses at a time of low gold prices could adversely affect the value of the Shares. GLDM'S sponsor will sell gold bullion held by GLDM to pay GLDM expenses on an as-needed basis irrespective of then-current gold prices. GLDM is not actively managed and no attempt will be made to buy or sell gold bullion to protect against or to take advantage of fluctuations in the price of gold. Consequently, GLDM's gold bullion may be sold at a time when the gold price is low, resulting in a negative effect on the value of the Shares.
The price of gold may be affected by the sale of gold by exchange-traded funds (“ETFs”) or other exchange-traded vehicles tracking gold markets. To the extent existing ETFs or other exchange-traded vehicles tracking gold markets represent a significant proportion of demand for physical gold bullion, large redemptions of the securities of these ETFs or other exchange traded vehicles could negatively affect physical gold bullion prices and the price and NAV of the Shares. The value of the gold bullion held by GLDM is determined using the benchmark LBMA Gold Price PM. Potential discrepancies in the calculation of the LBMA Gold Price, as well as any future changes to the LBMA Gold Price, could offset the value of the gold bullion held by GLDM and could have an adverse effect on the methodology used to calculate the investment in the Shares.

GLDM relies on the custodian for the safekeeping of its gold bullion. Failure by the custodian to exercise due care in the safekeeping of GLDM's gold bullion could result in a loss to GLDM. The ability to monitor the performance of the custodian may be limited under the custody agreements, and any failure by the custodian (or a subcustodian) to exercise due care in the safekeeping of GLDM's gold bullion may result in a loss to GLDM. Failure by a subcustodian to exercise due care in the safekeeping of GLDM's gold bullion bars could result in a loss to GLDM. In the event of a subcustodian's failure to exercise due care, the Trust's or the custodian's recourse against the subcustodian may be limited such that GLDM cannot be adequately compensated for the loss. Additionally, in the event of the custodian's insolvency, the GLDM's accounts holding gold may be frozen, and it could face difficulties obtaining control of its holdings. There is no assurance that the insurance maintained by the GLDM's service providers is sufficient to satisfy any losses incurred in connection with their relationship with GLDM.
The lack of diversification of vault premises for the physical gold bullion held by the custodian could result in significant losses to GLDM if the gold bullion held at such premises is lost, damaged, stolen or inaccessible. Unless otherwise agreed between GLDM and the custodian, custody of the gold bullion deposited with and held for the account of GLDM is provided by the custodian at its London, England vaults or, when gold bullion has been allocated in a vault other than the custodian's London vault premises, by or for any subcustodian employed by the custodian for the temporary custody and safekeeping of gold bullion until it can be transported to the custodian's London vault premises.
Additionally, the service providers engaged by GLDM may not carry adequate insurance to cover claims against them by GLDM, which could adversely affect the value of net assets of GLDM.
Income Risk: The Fund's income may decline due to falling interest rates or other factors. Issuers of securities held by the Fund may call or redeem the securities during periods of falling interest rates, and the Fund would likely be required to reinvest in securities paying lower interest rates. If an obligation held by the Fund is prepaid, the Fund may have to reinvest the prepayment in other obligations paying income at lower rates.
Indexing Strategy/Index Tracking Risk: The Fund is managed with an indexing investment strategy, attempting to track the performance of an unmanaged index of securities, regardless of the current or projected performance of the Index or of the actual securities comprising the Index. This differs from an actively-managed fund, which typically seeks to outperform a benchmark index. As a result, the Fund's performance may be less favorable than that of a portfolio managed using an active investment strategy. The structure and composition of the Index will affect the performance, volatility, and risk of the Index and, consequently, the performance, volatility, and risk of the Fund. Errors in index data, index computations or the construction of the Index in accordance with its methodology may occur from time to time and may not be identified and corrected by the Index Provider for a period of time or at all, which may have an adverse impact on the Fund and its shareholders. To the extent circumstances evolve in between reconstitutions, the Index may include, and the Fund may therefore hold for a period of time, securities of companies that do not align with the Index's objective and/or criteria. When there are changes made to the component securities of the Index and the Fund in turn makes similar changes to its portfolio, any transaction costs and market exposure arising from such portfolio changes will be borne directly by the Fund and its shareholders. The Fund may recognize gains as a result of rebalancing or reconstituting its securities holdings to reflect changes in the securities included in the Index. The Fund also may be required to distribute any such gains to its shareholders to avoid adverse federal income tax consequences. While the Adviser seeks to track the performance of the Index (i.e., achieve a high degree of correlation with the Index), the Fund's return may not match the return of the Index. The Fund incurs a number of operating expenses not applicable to the Index, and may incur costs in buying and selling securities. In addition, the Fund may not be fully invested at times, generally as a result of cash flows into or out of the Fund or reserves of cash held by the Fund to meet redemptions. The Adviser may attempt to track the Index return by investing in fewer than all of the securities in the Index, or in some securities not included in the Index, potentially increasing the risk of divergence between the Fund's return and that of the Index.
Inflation-Indexed Securities Risk: The principal amount of an inflation-indexed security typically increases with inflation and decreases with deflation, as measured by a specified index. It is possible that, in a period of declining inflation rates, the Fund could receive at maturity less than the initial principal amount of an inflation-indexed security. Changes in the values of inflation-indexed securities may be difficult to predict, and it is possible that an investment in such securities will have an effect different from that anticipated.

Investment in a Gold-Only ETP Risk: An ETP which invests only in gold (a “Gold ETP”) is subject to the risk associated with a non-diversified fund. Accordingly, a Gold ETP may be more volatile than another investment vehicle with a more broadly diversified portfolio and may fluctuate substantially over short or long periods of time. The price of gold can be volatile because gold is comparatively less liquid than other commodities.
Large-Capitalization Securities Risk: Returns on investments in securities of large companies could trail the returns on investments in securities of smaller and mid-sized companies. Larger companies may be unable to respond as quickly as smaller and mid-sized companies to competitive challenges or to changes in business, product, financial, or other market conditions. Larger companies may not be able to maintain growth at the high rates that may be achieved by well-managed smaller and mid-sized companies.
Liquidity Risk: Lack of a ready market, stressed market conditions, or restrictions on resale may limit the ability of the Fund to sell a security at an advantageous time or price or at all. Illiquid investments may trade at a discount from comparable, more liquid investments and may be subject to wide fluctuations in market value. If the liquidity of the Fund's holdings deteriorates, it may lead to differences between the market price of Fund Shares and the NAV of Fund Shares, and could result in the Fund Shares being less liquid. Illiquidity of the Fund's holdings may also limit the ability of the Fund to obtain cash to meet redemptions on a timely basis. In addition, the Fund, due to limitations on investments in any illiquid investments and/or the difficulty in purchasing and selling such investments, may be unable to achieve its desired level of exposure to a certain market or sector.
Market Risk: The Fund's investments are subject to changes in general economic conditions, general market fluctuations and the risks inherent in investment in securities markets. Investment markets can be volatile and prices of investments can change substantially due to various factors, including, but not limited to, economic growth or recession, changes in interest rates, inflation, changes in the actual or perceived creditworthiness of issuers, and general market liquidity. The Fund is subject to the risk that geopolitical events will disrupt securities markets and adversely affect global economies and markets. Local, regional or global events such as war, military conflicts, acts of terrorism, trade policy changes or disputes, the threat or actual imposition of tariffs, natural disasters, the spread of infectious illness or other public health issues, or other events could have a significant impact on the Fund and its investments.
Mid-Capitalization Securities Risk: The securities of mid-capitalization companies may be more volatile and may involve more risk than the securities of larger companies. These companies may have limited product lines, markets or financial resources, may lack the competitive strength of larger companies, and may depend on a few key employees. In addition, these companies may have been recently organized and may have little or no track record of success. The securities of mid-sized companies may trade less frequently and in smaller volumes than more widely held securities. Some securities of mid-sized issuers may be illiquid or may be restricted as to resale, and their values may be volatile.
Money Market Fund Investment Risk: An investment in a money market fund is not a deposit of any bank and is not insured or guaranteed by the FDIC or any other government agency. Certain money market funds seek to preserve the value of their shares at $1.00 per share, although there can be no assurance that they will do so, and it is possible to lose money by investing in such a money market fund. A major or unexpected change in interest rates or a decline in the credit quality of an issuer or entity providing credit support, an inactive trading market for money market instruments, or adverse market, economic, industry, political, regulatory, geopolitical, and other conditions could cause the share price of such a money market fund to fall below $1.00. Other money market funds price and transact at a “floating” NAV that will fluctuate along with changes in the market-based value of fund assets. Shares sold utilizing a floating NAV may be worth more or less than their original purchase price. Recent changes in the regulation of money market funds may affect the operations and structures of money market funds.
Mortgage-Related and Other Asset-Backed Securities Risk: Investments in mortgage-related and other asset-backed securities are subject to the risk of significant credit downgrades, illiquidity, and defaults to a greater extent than many other types of fixed-income investments. The liquidity of mortgage-related and asset-backed securities may change over time. During periods of falling interest rates, mortgage- and asset-backed securities may be called or prepaid, which may result in the Fund having to reinvest proceeds in other investments at a lower interest rate. During periods of rising interest rates, the average life of mortgage- and asset-backed securities may extend, which may lock in a below-market interest rate, increase the security's duration and interest rate sensitivity, and reduce the value of the security. Enforcing rights against the underlying assets or collateral may be difficult, and the underlying assets or collateral may be insufficient if the issuer defaults.

Non-Diversification Risk: As a “non-diversified” fund, the Fund may hold a smaller number of portfolio securities than many other funds. To the extent the Fund invests in a relatively small number of issuers, a decline in the market value of a particular security held by the Fund may affect its value more than if it invested in a larger number of issuers. The value of Fund Shares may be more volatile than the values of shares of more diversified funds. The Fund may become diversified for periods of time solely as a result of tracking the Index (e.g., changes in weightings of one or more component securities).
Non-U.S. Securities Risk: Non-U.S. securities (including depositary receipts) are subject to political, regulatory, and economic risks not present in domestic investments. There may be less information publicly available about a non-U.S. entity than about a U.S. entity, and many non-U.S. entities are not subject to accounting, auditing, legal and financial report standards comparable to those in the United States. Further, such entities and/or their securities may be subject to risks associated with currency controls; expropriation; changes in tax policy; greater market volatility; differing securities market structures; higher transaction costs; and various administrative difficulties, such as delays in clearing and settling portfolio transactions or in receiving payment of dividends. To the extent underlying securities held by the Fund trade on foreign exchanges that are closed when the exchange on which the Fund's shares trade is open, there may be deviations between the current price of an underlying security and the last quoted price for the underlying security on the closed foreign market. These deviations could result in the Fund experiencing premiums or discounts greater than those of ETFs that invest in domestic securities. Securities traded on foreign markets may be less liquid (harder to sell) than securities traded domestically. Foreign governments may impose restrictions on the repatriation of capital to the U.S. In addition, to the extent that the Fund buys securities denominated in a foreign currency, there are special risks such as changes in currency exchange rates and the risk that a foreign government could regulate foreign exchange transactions. In addition, to the extent investments are made in a limited number of countries, events in those countries will have a more significant impact on the Fund. Investments in depositary receipts may be less liquid and more volatile than the underlying shares in their primary trading market. Certain countries may institute negative interest rates on certain fixed-income securities, and similar interest rate conditions may be experienced in other regions. Investments in fixed-income securities with very low or negative interest rates may magnify the Fund's susceptibility to interest rate risk and diminish yield and performance, and such investments may be subject to heightened volatility and reduced liquidity.
REIT Risk: Real estate investment trusts (“REITs”) are subject to the risks associated with investing in the securities of real property companies. In particular, REITs may be affected by changes in the values of the underlying properties that they own or operate. Further, REITs are dependent upon specialized management skills, and their investments may be concentrated in relatively few properties, or in a small geographic area or a single property type. REITs are also subject to heavy cash flow dependency and, as a result, are particularly reliant on the proper functioning of capital markets. A variety of economic and other factors may adversely affect a lessee's ability to meet its obligations to a REIT. In the event of a default by a lessee, the REIT may experience delays in enforcing its rights as a lessor and may incur substantial costs associated in protecting its investments. In addition, a REIT could fail to qualify for favorable regulatory treatment.
Restricted Securities Risk: The Fund may hold securities that have not been registered for sale to the public under the U.S. federal securities laws. There can be no assurance that a trading market will exist at any time for any particular restricted security. Limitations on the resale of these securities may have an adverse effect on their marketability, and may prevent the Fund from disposing of them promptly at reasonable prices. The Fund may have to bear the expense of registering the securities for resale and the risk of substantial delays in effecting the registration. Also, restricted securities may be difficult to value because market quotations may not be readily available, and the securities may have significant volatility.
Securities Lending Risk: The Fund may engage in securities lending. Securities lending involves the risk that the borrower of the loaned securities fails to return the securities in a timely manner or at all. The Fund could also lose money due to a decline in the value of collateral provided for loaned securities or any investments made with cash collateral. These events could also trigger adverse tax consequences for the Fund. To the extent the collateral provided or investments made with cash collateral differ from securities included in the Index, such collateral or investments may have a greater risk of loss than the securities included in the Index.

Sovereign Debt Obligations Risk: Investments in debt securities issued by governments or by government agencies and instrumentalities involve the risk that the governmental entities responsible for repayment may be unable or unwilling to pay interest and repay principal when due. Any restructuring of a sovereign debt obligation held by the Fund will likely have a significant adverse effect on the value of the obligation. In the event of default of sovereign debt, the Fund may be unable to pursue legal action against the sovereign issuer or to realize on collateral securing the debt.
Subsidiary Investment Risk: The Subsidiary is not registered under the Investment Company Act of 1940, as amended (the “1940 Act”) and is not subject to all of the investor protections of the 1940 Act. Thus, the Fund, as an investor in the Subsidiary, will not have all of the protections offered to investors in registered investment companies. In addition, changes in the laws of the United States and/or the Cayman Islands could result in the inability of the Fund to operate as intended and could negatively affect the Fund and its shareholders.
Swaps Risk: A swap is a two-party contract that generally obligates the parties to exchange payments based on a specified reference security, basket of securities, security indexor index component. Swaps can involve greater risks than direct investment in securities because swaps may be leveraged and are subject to counterparty risk (e.g., the risk of a counterparty's defaulting on the obligation or bankruptcy), credit risk and pricing risk (i.e., swaps may be difficult to value). It may not be possible for the Fund to liquidate a swap position at an advantageous time or price, which may result in significant losses.
Technology Sector Risk: Market or economic factors impacting technology companies and companies that rely heavily on technological advances could have a major effect on the value of the Fund's investments. The value of stocks of technology companies and companies that rely heavily on technology is particularly vulnerable to rapid changes in technology product cycles, rapid product obsolescence, government regulation and competition, both domestically and internationally, including competition from foreign competitors with lower production costs. Stocks of technology companies and companies that rely heavily on technology, especially those of smaller, less-seasoned companies, tend to be more volatile than the overall market. Technology companies are heavily dependent on patent and intellectual property rights, the loss or impairment of which may adversely affect profitability. Additionally, companies in the technology sector may face dramatic and often unpredictable changes in growth rates and competition for the services of qualified personnel.
Unconstrained Sector Risk: The Fund may invest a substantial portion of its assets within one or more economic sectors or industries, which may change from time to time. Greater investment focus on one or more sectors or industries increases the potential for volatility and the risk that events negatively affecting such sectors or industries could reduce returns, potentially causing the value of the Fund's Shares to decrease, perhaps significantly.
U.S. Government Securities Risk: Certain U.S. government securities are supported by the full faith and credit of the United States; others are supported by the right of the issuer to borrow from the U.S. Treasury; others are supported by the discretionary authority of the U.S. government to purchase the agency's obligations; and still others are supported only by the credit of the issuing agency, instrumentality, or enterprise. Although U.S. government-sponsored enterprises such as the Federal Home Loan Mortgage Corporation and the Federal National Mortgage Association may be chartered or sponsored by Congress, they are not funded by Congressional appropriations, and their securities are not issued by the U.S. Treasury, are not supported by the full faith and credit of the U.S. government, and involve increased credit risks.
U.S. Treasury Obligations Risk: U.S. Treasury obligations may differ from other fixed income securities in their interest rates, maturities, times of issuance and other characteristics. Similar to other issuers, changes to the financial condition or credit rating of the U.S. government may cause the value of the Fund's U.S. Treasury obligations to decline.
Valuation Risk: This may occur more often in times of market turmoil or reduced liquidity. There are multiple methods that can be used to value a portfolio holding when market quotations are not readily available. The value established for any portfolio holding at a point in time might differ from what would be produced using a different methodology or if it had been priced using market quotations. Portfolio holdings that are valued using techniques other than market quotations, including “fair valued” securities, may be subject to greater fluctuation in their valuations from one day to the next than if market quotations were used. In addition, there is no assurance that the Fund could sell or close out a portfolio position for the value established for it at any time, and it is possible that the Fund would incur a loss because a portfolio position is sold or closed out at a discount to the valuation established by the Fund at that time.
Variable and Floating Rate Securities Risk: During periods of increasing interest rates, changes in the coupon rates of variable or floating rate securities may lag behind the changes in market rates or may have limits on the maximum increases in coupon rates. Alternatively, during periods of declining interest rates, the coupon rates on such securities will typically readjust downward resulting in a lower yield. In addition, investment in derivative variable rate securities, such as inverse floaters, whose rates vary inversely with market rates of interest, or range floaters or capped floaters, whose rates are subject to periodic or lifetime caps, or in securities that pay a rate of interest determined by applying a multiple to the variable rate involves special risks as compared to investment in a fixed-rate security and may involve leverage. Floating rate notes are generally subject to legal or contractual restrictions on resale, may trade infrequently, and their value may be impaired when the Fund needs to liquidate such loans.
When-Issued, TBA and Delayed Delivery Securities Risk: The Fund may purchase securities on a when-issued, to-be-announced (“TBA”) or delayed delivery basis and may purchase securities on a forward commitment basis. The purchase price of the securities is typically fixed at the time of the commitment, but delivery and payment can take place a month or more after the date of the commitment. At the time of delivery of the securities, the value may be more or less than the purchase or sale price. Purchase of securities on a when-issued, TBA, delayed delivery, or forward commitment basis may give rise to investment leverage, and may result in increased volatility of the Fund's NAV. Default by, or bankruptcy of, a counterparty to a when-issued, TBA or delayed delivery transaction would expose the Fund to possible losses because of an adverse market action, expenses or delays in connection with the purchase or sale of the pools specified in such transaction. The Financial Industry Regulatory Authority, Inc. imposes mandatory margin requirements for certain types of when-issued, TBA, delayed delivery or forward commitment transactions, with limited exceptions. Such transactions require mandatory collateralization which may increase the cost of such transactions and impose added operational complexity.

APPENDIX B
Standard & Poor's, a division of S&P Global (“S&P”), Long-Term Issue Ratings:
AAA	An obligation rated ‘AAA' has the highest rating assigned by S&P Global Ratings. The obligor's capacity to meet its financial commitments on the obligation is extremely strong.
AA	An obligation rated ‘AA' differs from the highest-rated obligations only to a small degree. The obligor's capacity to meet its financial commitments on the obligation is very strong.
A
An obligation rated ‘A' is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher-rated categories. However, the obligor's capacity to meet its financial commitments on the obligation is still strong.

BBB
An obligation rated ‘BBB' exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to weaken the obligor's capacity to meet its financial commitments on the obligation.

BB, B, CCC, CC, and C
Obligations rated ‘BB', ‘B', ‘CCC', ‘CC', and ‘C' are regarded as having significant speculative characteristics. ‘BB' indicates the least degree of speculation and ‘C' the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposure to adverse conditions.

BB
An obligation rated ‘BB' is less vulnerable to nonpayment than other speculative issues.
However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions that could lead to the obligor's inadequate capacity to meet its financial commitments on the obligation.

B
An obligation rated ‘B' is more vulnerable to nonpayment than obligations rated ‘BB', but the obligor currently has the capacity to meet its financial commitments on the obligation. Adverse business, financial, or economic conditions will likely impair the obligor's capacity or willingness to meet its financial commitments on the obligation.

CCC
An obligation rated ‘CCC' is currently vulnerable to nonpayment and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitments on the obligation. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitments on the obligation.

CC
An obligation rated ‘CC' is currently highly vulnerable to nonpayment. The ‘CC' rating is used when a default has not yet occurred but S&P Global Ratings expects default to be a virtual certainty, regardless of the anticipated time to default.

C
An obligation rated ‘C' is currently highly vulnerable to nonpayment, and the obligation is expected to have lower relative seniority or lower ultimate recovery compared with obligations that are rated higher.

D
An obligation rated ‘D' is in default or in breach of an imputed promise. For non-hybrid capital instruments, the ‘D' rating category is used when payments on an obligation are not made on the date due, unless S&P Global Ratings believes that such payments will be made within five business days in the absence of a stated grace period or within the earlier of the stated grace period or 30 calendar days. The ‘D' rating also will be used upon the filing of a bankruptcy petition or the taking of similar action and where default on an obligation is a virtual certainty, for example due to automatic stay provisions. A rating on an obligation is lowered to ‘D' if it is subject to a distressed debt restructuring.

*
Ratings from ‘AA' to ‘CCC' may be modified by the addition of a plus (+) or minus (-) sign to show relative standing within the rating categories.
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Moody's Investors Service, Inc.'s (“Moody's”) Long-Term Obligation Ratings:
Aaa	Obligations rated Aaa are judged to be of the highest quality, subject to the lowest level of credit risk.
Aa	Obligations rated Aa are judged to be of high quality and are subject to very low credit risk.
A	Obligations rated A are judged to be upper-medium grade and are subject to low credit risk.
Baa	Obligations rated Baa are judged to be medium-grade and subject to moderate credit risk and as such may possess certain speculative characteristics.
Ba	Obligations rated Ba are judged to be speculative and are subject to substantial credit risk.
B	Obligations rated B are considered speculative and are subject to high credit risk.
Caa	Obligations rated Caa are judged to be speculative of poor standing and are subject to very high credit risk.
Ca	Obligations rated Ca are highly speculative and are likely in, or very near, default, with some prospect of recovery of principal and interest.
C	Obligations rated C are the lowest rated and are typically in default, with little prospect for recovery of principal or interest.
Note: Moody's appends numerical modifiers 1, 2, and 3 to each generic rating classification from Aa through Caa. The modifier 1 indicates that the obligation ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates a ranking in the lower end of that generic rating category. Additionally, a “(hyb)” indicator is appended to all ratings of hybrid securities issued by banks, insurers, finance companies, and securities firms.*
Note: For more information on long-term ratings assigned to obligations in default, please see the definition “Long-Term Credit Ratings for Defaulted or Impaired Securities” in the Other Definitions section of Moody's Rating Symbols and Definitions publication.
*
By their terms, hybrid securities allow for the omission of scheduled dividends, interest, or principal payments, which can potentially result in impairment if such an omission occurs. Hybrid securities may also be subject to contractually allowable write-downs of principal that could result in impairment. Together with the hybrid indicator, the long-term obligation rating assigned to a hybrid security is an expression of the relative credit risk associated with that security.
Fitch Ratings Ltd.'s (“Fitch”) Corporate Finance Obligations – Long-Term Ratings:
AAA: Highest Credit Quality. ‘AAA' ratings denote the lowest expectation of credit risk. They are assigned only in cases of exceptionally strong capacity for payment of financial commitments. This capacity is highly unlikely to be adversely affected by foreseeable events.
AA: Very High Credit Quality. ‘AA' ratings denote expectations of very low credit risk. They indicate very strong capacity for payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events.
A: High Credit Quality. ‘A' ratings denote expectations of low credit risk. The capacity for payment of financial commitments is considered strong. This capacity may, nevertheless, be more vulnerable to adverse business or economic conditions than is the case for higher ratings.
BBB: Good Credit Quality. ‘BBB' ratings indicate that expectations of credit risk are currently low. The capacity for payment of financial commitments is considered adequate, but adverse business or economic conditions are more likely to impair this capacity.
BB: Speculative. ‘BB' ratings indicate an elevated vulnerability to credit risk, particularly in the event of adverse changes in business or economic conditions over time; however, business or financial alternatives may be available to allow financial commitments to be met.
B: Highly Speculative. ‘B' ratings indicate that material credit risk is present.
CCC: Substantial Credit Risk. ‘CCC' ratings indicate that substantial credit risk is present.
CC: Very High Levels of Credit Risk. ‘CC' ratings indicate very high levels of credit risk.
C: Exceptionally High Levels of Credit Risk. ‘C' indicates exceptionally high levels of credit risk.
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Appendix C
SPDR® Series Trust
SPDR® Index Shares Funds
SSGA Active Trust
(each, a “Trust” or “Fund,” and, collectively, the “Trusts” or “Funds”)
PROXY VOTING POLICY AND PROCEDURES
The Board of Trustees of the Trusts has adopted the following policy and procedures with respect to voting proxies relating to portfolio securities held by the Trusts' investment portfolios.
1.
Proxy Voting Policy
The policy of each Trust is to delegate the responsibility for voting proxies relating to portfolio securities held by the Trusts to SSGA Funds Management, Inc., the Trusts' investment adviser (the “Adviser”), subject to the Trustees' continuing oversight.
2.
Fiduciary Duty
The right to vote proxies with respect to portfolio securities held by each Trust is an asset of the Trusts. The Adviser acts as a fiduciary of the Trusts and must vote proxies in a manner consistent with the best interest of the Trusts and its shareholders.
3.
Proxy Voting Procedures
A.
At least annually, the Adviser shall present to the Board of Trustees (the “Board”) its policies, procedures and other guidelines for voting proxies (“Policy”) and the Policy of any Sub-adviser (defined below) to which proxy voting authority has been delegated (see Section 9 below). In addition, the Adviser shall notify the Board of material changes to its Policy or the Policy of any Sub-adviser promptly and no later than the next regular meeting of the Board after such amendment is implemented.
B.
At least annually, the Adviser shall present to the Board its policy for managing the conflicts of interests that may arise through the Adviser's proxy voting activities. In addition, the Adviser shall report any Policy overrides involving portfolio securities held by the Trusts to the Trustees at the next regular meeting of the Board after such override(s) occur.
C.
At least annually, the Adviser shall inform the Trustees that a record is available for each proxy voted with respect to portfolio securities of each Trust during the year. Also see Section 5 below.
4.
Revocation of Authority to Vote
The delegation by the Trustees of the authority to vote proxies relating to portfolio securities of the Trusts may be revoked by the Trustees, in whole or in part, at any time.
5.
Annual Filing of Proxy Voting Record
The Adviser shall provide the required data for each proxy voted with respect to portfolio securities of a Trust to that respective Trust or its designated service provider in a timely manner and in a format acceptable to be filed in the Trust's annual proxy voting report on Form N-PX for the twelve-month period ended June 30. Form N-PX is required to be filed not later than August 31 of each year.
6.
Retention and Oversight of Proxy Advisory Firms
A.
In considering whether to retain or continue retaining a particular proxy advisory firm, the Adviser will ascertain whether the proxy advisory firm has the capacity and competency to adequately analyze proxy issues, act as proxy voting agent as requested, and implement the Policy. In this regard, the Adviser will consider, at least annually, among other things, the adequacy and quality of the proxy advisory firm's staffing and personnel and the robustness of its policies and procedures regarding its ability to identify and address any conflicts of interest. The Adviser shall, at least annually, report to the Board regarding the results of this review.
C-1

B.
The Adviser will request quarterly and annual reporting from any proxy advisory firm retained by the Adviser, and hold ad hoc meetings with such proxy advisory firm, in order to determine whether there has been any business changes that might impact the proxy advisory firm's capacity or competency to provide proxy voting advice or services or changes to the proxy advisory firm's conflicts policies or procedures. The Adviser will also take reasonable steps to investigate any material factual error, notified to the Adviser by the proxy advisory firm or identified by the Adviser, made by the proxy advisory firm in providing proxy voting services.
7.
Periodic Sampling
The Adviser will periodically sample proxy votes to review whether they complied with the Policy.
8.
Disclosures
A.
A Trust shall include in its registration statement:
1.
A description of this policy and of the policies and procedures used by the Adviser to determine how to vote proxies relating to portfolio securities; and
2.
A statement disclosing that information regarding how the Trust voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30 is available without charge, upon request, by calling the Trust's toll-free telephone number; or through a specified Internet address; or both; and on the Securities and Exchange Commission's (the “SEC”) website.
B.
A Trust shall include in its annual and semi-annual reports to shareholders:
1.
A statement disclosing that a description of the policies and procedures used by or on behalf of the Trust to determine how to vote proxies relating to portfolio securities of the Funds is available without charge, upon request, by calling the Trust's toll-free telephone number; through a specified Internet address, if applicable; and on the SEC's website; and
2.
A statement disclosing that information regarding how the Trust voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30 is available without charge, upon request, by calling the Trust's toll-free telephone number; or through a specified Internet address; or both; and on the SEC's website.
9.
Sub-Advisers
For certain Funds, the Adviser retains investment management firms (“Sub-advisers”) to provide day-to-day investment management services to the Trusts pursuant to sub-advisory agreements. It is the policy of the Trusts that the Adviser may delegate proxy voting authority with respect to a Fund to a Sub-adviser. Pursuant to such delegation, a Sub-adviser is authorized to vote proxies on behalf of the applicable Fund or Funds for which it serves as sub-adviser, in accordance with the Sub-adviser's proxy voting policies and procedures.
10.
Review of Policy
The Trustees shall review this policy to determine its continued sufficiency as necessary from time to time.
Adopted (SPDR Series Trust/SPDR Index Shares Funds):	May 31, 2006
Updated:	August 1, 2007
Amended:	May 29, 2009
Amended:	November 19, 2010
Adopted (SSGA Active Trust)/Amended:	May 25, 2011
Amended:	February 25, 2016
Amended:	August 17, 2023
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Appendix D
Adviser's Proxy Voting Policies and Procedures

April 2026
Global Proxy Voting and Engagement Policy
State Street Investment Management is the investment management arm of State Street Corporation, a leading provider of financial services to institutional investors. As an asset manager, State Street Investment Management votes its clients' proxies where the client has delegated proxy voting authority to it, and State Street Investment Management votes these proxies and engages with companies in the manner that we believe will most likely protect and promote the long-term economic value of client investments, as described in this document.1
When engaging with and voting proxies with respect to the portfolio companies in which we invest our clients' assets, we do so on behalf of and in the best interests of the client accounts we manage and do not seek to change or influence control of any such portfolio companies. The State Street Investment Management Global Proxy Voting and Engagement Policy (the “Policy”) contains certain policies that State Street Investment Management will only apply in jurisdictions where permitted by local law and regulations. State Street Investment Management will not apply any policies contained herein in any jurisdictions where State Street Investment Management believes that implementing or following such policies would be deemed to constitute seeking to change or influence control of a portfolio company.
Introduction
At State Street Investment Management, we take our fiduciary duties as an asset manager very seriously. One of our fiduciary obligations to our clients is to always act in their best interest, including when making investment decisions, voting proxies, and conducting other shareholder engagement activities. State Street Investment Management focuses on risks and opportunities that may impact long-term value creation for our clients' investments. We rely on the elected representatives of the companies in which we invest—the board of directors—to oversee these firms' strategies. We expect effective independent board oversight of the material risks and opportunities to a firm's business and operations. We believe that appropriate consideration of these risks and opportunities is an essential component of a firm's long-term business strategy, and expect boards to actively oversee the management of the firm's strategy.
Our Asset Stewardship program
State Street Investment Management's Asset Stewardship Team is responsible for developing and implementing this Policy, the implementation of third-party proxy voting guidelines where applicable, case-by-case voting items, issuer engagement activities, and research and analysis of corporate governance issues and proxy voting items. All engagement activities conducted with U.S. public company issuers held in our clients' portfolios are conducted in accordance with Appendix A to this Policy.
The Asset Stewardship Team's activities are overseen by State Street Investment Management's Global Fiduciary and Conduct Committee (“GFCC”). The GFCC is responsible for overseeing State Street Investment Management's stewardship strategy, engagement priorities, and the implementation of this Policy.
State Street Investment Management has independently developed the Policy and all voting decisions and engagement activities for which State Street Investment Management has been given voting discretion are undertaken in accordance with the principles and viewpoints set forth in this Policy. Exceptions to this Policy include the use of an independent third party to vote on State Street Corporation (“State Street”) stock and the stock of other State Street affiliated entities, to mitigate a conflict of interest of voting on our parent company or affiliated entities, and other situations where we believe we may be conflicted from voting (for example, stock of a public company for which a State Street director also serves as a director, or due to an outside business interest). In such cases, delegated third parties exercise vote decisions based on their independent voting policy.

1
This Policy is applicable to SSGA Funds Management, Inc., State Street Global Advisors Trust Company, and other investment advisory affiliates of State Street Corporation.

We aim to vote at all shareholder meetings where our clients have given us the authority to vote their shares and where it is feasible to do so. However, when we deem appropriate, we may refrain from voting at meetinqs in cases where:
•Power of attorney documentation is required.
•Voting would have a material impact on our ability to trade the security.
•Voting is not permissible due to sanctions affecting a company or individual.
•Issuer-specific special documentation is required or various market or issuer certifications are required.
•Certain market limitations would prohibit voting (e.g., partial/split voting prohibitions or residency restrictions).
•Unless a client directs otherwise in so-called “share blocking” markets (markets where proxy voters have their securities blocked from trading during the period of the annual meeting).
Additionally, we are unable to vote proxies when certain custodians used by our clients do not offer proxy voting in a jurisdiction or when they charge a meeting-specific fee in excess of the typical custody service agreement.
Voting authority attached to certain securities held by State Street Investment Management's pooled funds may be delegated to an independent third party as required by regulatory or other requirements. Under such arrangements, voting will be conducted by the independent third party pursuant to its proxy voting policy and not pursuant to this Policy.
The State Street Investment Management proxy voting choice program
In addition to the option of delegating proxy voting authority to State Street Investment Management pursuant to this Policy, clients may alternatively choose to participate in the State Street Investment Management Proxy Voting Choice Program (the “Proxy Voting Choice Program”), which empowers clients to direct the proxy voting of shares held by the eligible fund or segregated account² they own. Clients that participate in the Proxy Voting Choice Program have the option of selecting a third-party proxy voting guideline from the policies included in the Proxy Voting Choice Program to apply to the vote of the client's pro rata share of the securities held by the eligible fund or segregated account they own. This Policy does not apply to shares voted under the Proxy Voting Choice Program.
Securities not voted pursuant to the policy
Where clients have asked State Street Investment Management to vote the client's shares on their behalf, including where a pooled fund fiduciary has delegated the responsibility to vote the fund's securities to State Street Investment Management, State Street Investment Management votes those securities in a unified manner, consistent with the principles described in this Policy. Exceptions to this unified voting policy are: (1) where State Street Investment Management has made its Proxy Voting Choice Program available to its separately managed account clients and investors within a fund managed by State Street Investment Management, in which case a pro rata portion of shares held by the fund or segregated account attributable to clients who choose to participate in the Proxy Voting Choice Program will be voted consistent with the third-party proxy voting guidelines selected by the clients, (2) where a pooled investment vehicle managed by State Street Investment Management utilizes a third party proxy voting guideline as set forth in that fund's organizational and/or offering documents, and (3) where voting authority with respect to certain securities held by State Street Investment Management pooled funds may be delegated to an independent third party as required by regulatory or other requirements. With respect to such funds and separately managed accounts utilizing third-party proxy voting guidelines, the terms of the applicable third-party proxy voting guidelines shall apply in place of the Policy described herein and the proxy votes implemented with respect to such a fund or account may differ from and be contrary to the votes implemented for other portfolios managed by State Street Investment Management pursuant to this Policy.
Regional nuances
When voting and engaging with companies, we may consider regional nuances that may be relevant to companies in a particular jurisdiction. We expect companies to observe the relevant laws and regulations of their respective markets, as well as country-specific best practice guidelines and corporate governance codes.
Our proxy voting and engagement principles
State Street Investment Management's proxy voting and engagement program focuses on three broad principles:

2
“Eligible funds and segregated accounts” include all fund and client accounts managed by State Street Investment Management that employ an equity index strategy and which have granted, or are able to grant, proxy voting authority to State Street Investment Management.

1.
Effective board oversight: We believe that well-governed companies are best placed to protect and pursue shareholder interests. Principally, a board acts on behalf of shareholders by protecting their interests and preserving their rights. In order to carry out their primary responsibilities, directors undertake activities that include setting strategy and providing guidance on strategic matters, selecting the CEO and other senior executives, overseeing executive management, creating a succession plan for the board and management, and providing effective oversight of material risks and opportunities relevant to their business. Further, good corporate governance necessitates the existence of effective internal controls and risk management systems, which should be governed by the board.
We view board quality as a measure of director independence, director succession planning, board composition, evaluations and refreshment, and company governance practices.
2.
Disclosure: It is important for shareholders to receive timely and accurate reporting of a company's financial performance and strategy so that they are able to assess both the value and risk of their investment. In addition to information related to strategy and performance, companies should also provide disclosure relating to their approach to corporate governance and shareholder rights. Such information allows investors to determine whether their economic interests have been safeguarded by the board and provides insights into the quality of the board's oversight of management. Ultimately, the board of directors is accountable for the oversight and disclosure of the material risks and opportunities faced by the company.
3.
Shareholder protection: State Street Investment Management believes it is in the best interest of shareholders for companies to have appropriate shareholder rights and accountability mechanisms in place. As a starting place for voting rights, it is necessary for ownership rights to reflect one vote for one share to ensure that economic interests and proxy voting power are aligned. This share structure best supports the shareholders' right to exercise their proxy vote on matters that are important to the protection of their investment, such as share issuances and other dilutive events, authorization of strategic transactions, approval of a shareholder rights plan, and changes to the corporate bylaws or charter, among others. In terms of accountability to shareholders and appropriate checks and balances, we believe there should be annual elections of the full board of directors.
Application of principles
These three principles of effective board oversight, disclosure and shareholder protection apply across all of State Street Investment Management's proxy voting decisions and engagements. When engaging with or voting at portfolio companies in different markets, State Street Investment Management may apply the principles in ways that are specific to a given market based on factors such as regulatory and/or legal requirements, availability of data, resources, disclosure practices, and size of holdings in our clients' accounts.
Shareholder proposals
When voting our clients' proxies, we may be presented with shareholder proposals at portfolio companies that must be evaluated on a case-by-case basis and in accordance with the principles set forth above. Where a company has received a shareholder proposal on a commonly requested disclosure topic and the company has determined that the topic is material to its business, we assess the effectiveness of the company's disclosure on such topic in connection with the proposal.
Engagement
We conduct engagements with individual issuers to communicate the principles set forth in this Policy and to learn more about companies' strategy, board oversight and disclosure practices. Engagements with US public companies held in our clients' accounts are conducted in accordance with Appendix A. In addition, we encourage issuers to increase the amount of direct communication board members have with shareholders. We believe direct communication with executive board members and independent non-executive directors is critical to helping companies understand shareholder concerns.
Section I. Effective board oversight
Director independence
We believe independent directors are crucial to good corporate governance because we believe that independent perspectives contribute to establishing and maintaining more sound corporate governance practices.

We have developed criteria for evaluating director independence, which vary by region and/or local jurisdiction. These criteria generally follow relevant listing standards, local regulatory requirements and/or local market practice standards. Such criteria may include:
•Participation in related-party transactions or other material business relations with the company
•Employment history with the company
•Status as founder or member of the founding family
•Government representative
•Excessive tenure and preponderance of long-tenured directors
•Relations with significant shareholders
•Close family ties with any of the company's advisers, directors or senior employees
•Cross-directorships
•Receipt of non-board related compensation from the issuer, its auditors or advisors
•Company's own classification of a director as non-independent
In some cases, State Street Investment Management's criteria may be more rigorous than applicable local or listing requirements.
Majority independent board
We believe a sufficiently independent board is key to effectively monitoring management performance and providing strategic oversight.
Separation of Chair/CEO
We believe there needs to be strong independent leadership of the board, in accordance with the principles discussed above. We believe the board is best placed to choose the governance structure that is most appropriate for that company.
Board committees
We believe that board committees are crucial to robust corporate governance and should be composed of a sufficient number of independent directors. We use the same criteria for evaluating committee independence as we do for evaluating director independence, which varies by region and/or local jurisdiction. Although we recognize that board structures may vary by jurisdiction, where a board has established an audit committee and/or compensation/remuneration committee, we generally expect the committee to be primarily, and in some cases, fully independent.
Refreshment and tenure
We believe that average board tenure should broadly align with the length of the business cycle of the respective industry in which a company operates. In assessing excessive tenure, we consider factors such as the preponderance of long tenured directors, board refreshment practices, classified board structures and the business cycle for the industry in which a company operates.
Director time commitments
We believe a company's nominating committee is best placed to determine appropriate time commitments for the company's directors. We consider if a company publicly discloses its director time commitment policy (e.g., within corporate governance guidelines, proxy statement, annual report, company website, etc.) and if this policy or associated disclosure outlines the factors that the nominating committee considers to assess director time commitments during the annual policy review process.
Board composition
We believe effective board oversight of a company's long-term business strategy necessitates a board composition with a range of knowledge, expertise, experience, and perspectives. We recognize that many factors may influence board composition, including board size, geographic location, and local regulations. We believe board members should have adequate knowledge and expertise to provide effective oversight of corporate strategy, operations, and risks and opportunities. Further, we believe that a robust nominating and governance process is essential to achieving a board composition that is designed to facilitate effective and independent oversight of a company's long-term strategy. We believe nominating committees are best placed to determining the most effective board composition and to ensure that adequate knowledge, expertise, experience and perspectives are represented in the boardroom. Boards should also have a regular evaluation process in place to assess the effectiveness of the board and the knowledge and expertise of board members to address material issues such as emerging risks, changes to corporate strategy, and diversification of operations and geographic footprint.
Non-US companies in certain non-US indexes that do not meet established board diversity thresholds will be flagged for case-by-case review of the company's disclosures related to board composition. In addition, companies in certain established markets demonstrating underperformance relative to their Global Industry Classification Standard (GICS) sector (based on a total shareholder return metric), will be flagged for review of the company's disclosures related to board composition.
When evaluating board composition, we assess a company's financial performance relative to its GICS sector (based on a total shareholder return metric) and relevant disclosures.
Board Accountability
1. Oversight of strategy and risk
We believe that risk management is a key function of the board, which is responsible for setting the overall risk appetite of a company and for providing oversight on the risk management process established by senior executives at a company. We recognize that boards are responsible for determining the ways in which they provide oversight in this area. However, we expect companies to disclose how the board provides oversight of its risk management system and risk identification. Boards should also review existing and emerging risks that evolve in tandem with the changing political and economic landscape or as companies diversify or expand their operations into new areas.
As responsible stewards, we believe in the importance of effective risk management and oversight of issues that are material to a company. To effectively manage and assess the risk of our clients' portfolios, we expect our portfolio companies to manage risks and opportunities that are material, market specific and industry-specific and that have a demonstrated link to long-term value creation, and to provide high-quality disclosure of this process to shareholders.
When evaluating a board's oversight of risks and opportunities, we assess the following factors, based on various criteria including a company's financial performance relative to its sector (based on a total shareholder return metric), relevant disclosures by, and engagements with, portfolio companies:
•Oversees long-term strategy
–Articulates the material risks and opportunities and how those risks and opportunities fit into the firm's long-term business strategy
–Regularly assesses the effectiveness of the company's long-term strategy, and management's execution of this strategy
•Demonstrates an effective oversight process
–Describes which committee(s) have oversight over specific risks and opportunities, as well as which topics are overseen and/or discussed at the full-board level
–Includes risks and opportunities in board and/or committee agendas, and articulates how often specific topics are discussed at the committee and/or full- board level
–Utilizes KPIs or metrics to assess the effectiveness of risk management processes
–Engages with key stakeholders including employees and investors
•Ensures effective leadership
–Holds management accountable for progress on relevant metrics and targets
–Integrates necessary knowledge and expertise into the board nominating and executive hiring processes, and provides training to directors and executives on topics material to the company's business
–Conducts a periodic effectiveness review
•Ensures disclosures of material information
–Ensures publication of relevant disclosures, including those regarding material topics to the company's business

2. Compliance with corporate governance principles
Our minimum expectation is that companies will comply with their respective market governance codes and/or stewardship principles. Issuers are encouraged to provide explanations of their level of compliance with their local market code and why their preferred governance structure (if not compliant with the code) serves shareholders' long-term interests.
We will review governance practices at companies in selected indexes for their adherence to market governance codes and/or stewardship principles.
3. Proxy contests
We believe nominating committees that are comprised of independent directors are best placed to assess which individuals are adequately equipped with the knowledge and expertise to fulfill the duties of board members, and to act as effective fiduciaries. While our default position is to support the committees' judgement, we consider the following factors when evaluating dissident nominees:
•Strategy presented by dissident nominees versus that of current management, as overseen by the incumbent board
•Effectiveness, quality, and experience of the management slate
•Material governance failures and the level of responsiveness to shareholder concerns and market signals by the incumbent board
•Quality of disclosure and engagement practices to support changes to shareholder rights, capital allocation and/or governance structure
•Company performance and, if applicable, the merit of a recovery plan
•Expertise of board members with respect to company industry and strategy
4. Compensation and remuneration
We consider it the board's responsibility to determine the appropriate level of executive compensation. Despite the differences among the possible types of plans and awards, there is a simple underlying philosophy that guides our analysis of executive compensation: we believe that there should be a direct relationship between executive compensation and company performance over the long term.
Shareholders should have the opportunity to assess whether pay structures and levels are aligned with business performance. When assessing remuneration reports, we consider factors such as adequate disclosure of various remuneration elements, absolute and relative pay levels, peer selection and benchmarking, the mix of long-term and short-term incentives, alignment of pay structures with shareholder interests, as well as with corporate strategy and performance.
For example, criteria we may consider include the following:
•The company's financial performance relative to its GICS sector, based on a total shareholder return metric
•Overall quantum relative to company performance
•Vesting periods and length of performance targets
•Mix of performance, time and options-based stock units
•Use of special grants and one-time awards
•Retesting and repricing features
•Disclosure and transparency
5. Board meeting attendance
We expect directors to attend at least 75 percent of board meetings in the last financial year or provide an appropriate explanation for why they were unable to meet this attendance threshold.
Section II. Disclosure
It is important for shareholders to receive timely and accurate reporting of a company's financial performance and strategy so that they are able to assess both the value and risk of their investment. In addition to information related to strategy and performance, companies should provide disclosure relating to their approach to corporate governance and shareholder rights. Such information allows investors to determine whether their financial interests have been protected by the board and provides insights into the board's oversight of management. Ultimately, the board of directors is accountable for the oversight and disclosure of the material risks and opportunities faced by the company.

Reporting
1. Financial statements
We believe the disclosure and availability of reliable financial statements in a timely manner is imperative for investment analysis. We expect external auditors to provide assurance of a company's financial condition.
2. Disclosures of material risks and opportunities faced by the company
We believe in the importance of effective risk management and governance of issues that are material to a company. This may include sustainability-related risks and opportunities where a company has identified such risks and opportunities as material to its business. Such disclosure allows shareholders to effectively assess companies' oversight, strategy, and business practices related to these issues identified as material.
Where a company has determined a topic is material to its business, we will assess the company's disclosure in accordance with our evaluation criteria that we believe represent quality disclosure on common disclosure topics. We may also review the company's relevant disclosures against industry and market practice (e.g., peer disclosure, relevant frameworks, relevant industry guidance).
We look to companies to provide disclosure on the risks and opportunities relevant to their businesses, and on the board's oversight of these risks and opportunities, in line with applicable local regulatory requirements and any voluntary standards and frameworks adopted by the company.
Section III. Shareholder protection
Capital
1. Share capital structure
The ability to raise capital is critical for companies to carry out strategy, to grow, and to achieve returns above their cost of capital. The approval of capital raising activities is fundamental to a shareholder's ability to monitor the amounts of proceeds and to ensure capital is deployed efficiently. Altering the capital structure of a company is a critical decision for boards. When making such a decision, we believe the company should disclose a comprehensive business rationale that is consistent with corporate strategy and not overly dilutive to its shareholders.
Our approach to share capital structure matters may vary by local market and jurisdiction, due to regional nuances. Such proposals may include:
•Increase in authorized common shares
•Increase in authorized preferred shares
•Introduction of unequal voting rights
•Share repurchase programs
2. Reorganization, mergers and acquisitions
The reorganization of the structure of a company or mergers often involve proposals relating to reincorporation, restructurings, liquidations, and other major changes to the corporation.
We expect proposals to be in the best interests of shareholders, demonstrated by enhancing share value or improving the effectiveness of the company's operations.
We evaluate structural reorganizations and mergers on a case-by-case basis and expect transactions to maximize shareholder value. Some of the considerations include the following:
•Offer premium
•Strategic rationale
•Board oversight of the process for the recommended transaction, including director and/or management conflicts of interest
•Offers made at a premium and where there are no other higher bidders
•Offers in which the secondary market price is substantially lower than the net asset value
We also may consider other factors, such as:
•Offers with potentially negative consequences for minority shareholders because of illiquid stock

•Offers where we believe there is a reasonable prospect for an enhanced bid or other bidders
•Cases where the current market price of the security exceeds the bid price at the time of voting
3. Related-party transactions
Some companies have a controlled ownership structure and complex cross-shareholdings between subsidiaries and parent companies (“related companies”). Such structures may result in the prevalence of related-party transactions between the company and its various stakeholders, such as directors and management, subsidiaries and shareholders. In markets where shareholders are required to approve such transactions, we expect companies to disclose details of the transaction, such as the nature, the value and the purpose of such a transaction. We also believe independent directors should ratify such transactions. Further, we believe companies should describe the level of independent board oversight and the approval process, including details of any independent valuations provided by financial advisors on related-party transactions.
Shareholder Rights
1. Proxy access
In general, we believe that proxy access is a fundamental right and an accountability mechanism for all long-term shareholders. We consider proposals relating to proxy access on a case-by-case basis and consider a balance between providing long-term shareholders accountability while preserving the flexibility for management to design a process that is appropriate for the company's circumstances.
2. Vote standards
a.
Annual elections: We believe the establishment of annual elections of the board of directors is appropriate. We also consider the overall level of board independence and the independence of the key committees, as well as the existence of a shareholder rights plan.
b.
Majority voting: We believe a majority vote standard based on votes cast for the election of directors is appropriate.
3. Shareholder meetings
a.
Special meetings and written consent: We believe the ability for shareholders to call special meetings, as well as act by written consent is appropriate.
b.
Notice period to convene a general meeting: We expect companies to give as much notice as is practicable when calling a general meeting, generally at least 14 days.
c.
Virtual/hybrid shareholder meetings: We believe the right to hold shareholder meetings in a virtual or hybrid format is appropriate provided the company:
–Affords virtual attendee shareholders the same rights as would normally be granted to in-person attendee shareholders
–Commit to time-bound renewal (five years or less) of meeting format authorization by shareholders
–Provides a written record of all questions posed during the meeting, and
–Complies with local market laws and regulations relating to virtual and hybrid shareholder meeting practices
In evaluating these proposals we also consider the operating environment of the company, including local regulatory developments and specific market circumstances impacting virtual meeting practices.
Governance documents & miscellaneous items
1. Article amendments
We believe amendments to company bylaws that may negatively impact shareholder rights (such as fee-shifting, forum selection, and exclusion service bylaws) should be put to a shareholder vote. We believe a majority voting standard is generally appropriate.
We generally believe companies should have a fixed board size, or designate a range for the board size.

2. Anti-takeover issues
Occasionally, companies add anti-takeover provisions that reduce the chances of a potential acquirer to make an offer, or to reduce the likelihood of a successful offer. We generally believe shareholders should have the right to vote on reasonable offers. Our approach to anti-takeover issues may vary by local market and jurisdiction, due to regional nuances.
3. Accounting and audit-related issues
Companies should have robust internal audit and internal control systems designed for effective management of any potential and emerging risks to company operations and strategy. The responsibility of setting out an internal audit function lies with the audit committee, which should have independent non-executive directors designated as members.
We believe the disclosure and availability of reliable financial statements in a timely manner is imperative for investment analysis. As a result, board oversight of the internal controls and the independence of the audit process are essential if investors are to rely upon financial statements. It is important for the audit committee to appoint external auditors who are independent from management, as we expect auditors to provide assurance of a company's financial condition.
State Street Investment Management believes that a company's external auditor is an essential feature of an effective and transparent system of external independent assurance. Shareholders should be given the opportunity to vote on their (re-)appointment at the annual meeting. When appointing external auditors and approving audit fees, we will take into consideration the level of detail in company disclosures.
In circumstances where “other” fees include fees related to initial public offerings, bankruptcy emergence, and spin-offs, and the company makes public disclosure of the amount and nature of those fees which are determined to be an exception to the standard “non-audit fee” category, then such fees may be excluded from the non-audit fees considered in determining the ratio of non-audit to audit/audit-related fees/tax compliance and preparation for purposes of determining whether non-audit fees are excessive.
We believe that a company should be able to discharge its auditors in the absence of pending litigation, governmental investigation, charges or fraud or other indication of significant concern. Further, we believe that auditors should attend the annual meeting of shareholders.
4. Indemnification and liability
Generally, we believe directors3 should be able to limit their liability and/or expand indemnification and liability protection if a director has not acted in bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of his or her office.
Section IV. Shareholder Proposals
We believe that company boards do right by investors and are responsible for overseeing strategy and company management. To that end, we do not support shareholder proposals that are on a topic that the company has not determined to be material to its business or that appear to impose changes to business strategy or operations, such as increasing or decreasing investment in certain products or businesses or phasing out a product or business line.
When assessing shareholder proposals, we fundamentally consider whether the adoption of the resolution would promote long-term shareholder value in the context of our core governance principles:
1.
Effective board oversight
2.
Quality disclosure
3.
Shareholder protection
Section V. Engagement
State Street Investment Management takes a comprehensive approach to engaging with portfolio companies. Through engagement, we aim to learn more about portfolio companies' strategy, board oversight and disclosure practices, and to better understand topics that companies deem material to their business.

3 In Japan, this includes statutory auditors.

Engagements with US portfolio companies: Engagements with US public companies in our clients' portfolios are conducted in accordance with Appendix A. We do not seek to change or influence control of any portfolio company through engagement.
Equity engagements: In these conversations State Street Investment Management may express viewpoints regarding what constitutes best practices supporting effective board oversight, disclosure, and shareholder protection consistent with the Policy. Engagements may be held with portfolio companies to discuss a ballot item, event or other established topic found in our Policy.
Fixed income engagements: From time-to-time, certain corporate action election events, reclassifications or other changes to the investment terms of debt holdings may occur or an issuer may seek to engage with State Street Investment Management to discuss matters pertaining to the debt instruments that State Street Investment Management holds on behalf of its clients. In such instances, State Street Investment Management may engage with the issuer to obtain further information about the matter for purposes of its investment decision making. Such engagements are the responsibility of the Fixed Income portfolio management team, but may be supported by State Street Investment Management's Asset Stewardship Team. All election decisions are the responsibility of the relevant portfolio management team.
Engaging with other investors soliciting State Street Investment Management's votes in connection with contested shareholder meetings, vote-no campaigns, or shareholder proposals
While it may be helpful to speak to other investors that are running proxy contests, putting forth vote-no campaigns, or proposing shareholder proposals at portfolio companies, we limit such discussions to investors who have filed necessary documentation with regulators and engage in these discussions at our own discretion.
Our primary purpose of engaging with investors is:
•To gain a better understanding of their position or concerns at portfolio companies.
•In proxy contest situations:
–To assess possible director candidates where investors are seeking board representation in proxy contest situations
–To understand the investor's proposed strategy for the company and investment time horizon to assess their alignment with State Street Investment Management's views and interests as a long-term shareholder
Any information about our vote decisions are available in this document and on our website.
All requests for engagement should be sent to GovernanceTeam@ssga.com.
Section VI. Other matters
Securities on loan
As a responsible investor and fiduciary, we recognize the importance of balancing the benefits of voting shares and the incremental lending revenue for the pooled funds that participate in State Street Investment Management's securities lending program (the “Funds”). Our objective is to recall securities on loan and restrict future lending until after the record date for the respective vote in instances where we believe that a particular vote could have a material impact on the Funds' long-term financial performance and the benefit of voting shares will outweigh the forgone lending income.
Accordingly, we have set systematic recall and lending restriction criteria for shareholder meetings involving situations with the highest potential financial implications (such as proxy contests and strategic transactions including mergers and acquisitions, going dark transactions, change of corporate form, or bankruptcy and liquidation). Generally, these criteria for recall and restriction for lending only apply to certain large cap indices in developed markets.
State Street Investment Management monitors the forgone lending revenue associated with each recall to determine if the impact on the Funds' long-term financial performance and the benefit of voting shares will outweigh the forgone lending income.
Although our objective is to systematically recall securities based on the aforementioned criteria, we must receive notice of the vote in sufficient time to recall the shares on or before the record date. When we do not receive timely notice, we may be unable to recall the shares on or before the record date.

Reporting
We provide transparency for our stewardship activities through our regular client reports and relevant information reported online in accordance with applicable legal and regulatory requirements. We publish an annual stewardship report that provides details of our stewardship approach, engagement and voting policies, and activities during the year. The annual stewardship report is complemented by quarterly stewardship activity reports as well as the publication of thought leadership on governance and other topics . Our voting record information is available on Vote View, an interactive platform that provides relevant company details, proposal types, resolution descriptions, and records of our votes cast.

Appendix A:
Policy guidelines for engagement with portfolio companies that are U.S. public companies
These policy guidelines apply to all stewardship engagement activities conducted by the State Street Investment Management's Asset Stewardship Team with portfolio companies that are U.S. public companies (“U.S. portfolio companies”). “U.S. public companies” is defined for purposes of the Policy and this Appendix A as any issuer that has registered one or more classes of securities under the U.S. Securities Exchange Act of 1934, as amended. These policy guidelines apply to engagements related to voting matters at U.S. portfolio companies as well as offseason engagements with US portfolio companies.
As a matter of policy, State Street Investment Management does not seek to influence or change control of any issuer, including U.S. portfolio companies.
When engaging with U.S. portfolio companies, the Asset Stewardship Team may discuss State Street Investment Management's viewpoints regarding what constitutes best practices supporting effective board oversight of material risks, disclosure of material risks, and shareholder protection consistent with the Policy, including this Appendix A. However, the Asset Stewardship Team will not discuss how it intends to cast its vote on any ballot item, nor its rationale for any vote it has made. Additionally, the Asset Stewardship Team will not dictate or pressure U.S. portfolio companies to adopt or change any policies (including but not limited to policies related to climate, diversity, equity and inclusion, or sustainability) or fundamental business choices like capital allocation. The Asset Stewardship Team will not engage in discussions with U.S. portfolio companies that explicitly or implicitly suggest contingent voting or divestment if a company does not adopt State Street Investment Management's viewpoint on a particular item, or that suggest that any particular factor, policy or practice is dispositive in making engagement or voting decisions.
All meeting agendas with U.S. portfolio companies are set by the U.S. portfolio company. If requested by the U.S. portfolio company, State Street Investment Management may engage with the company on topics that the U.S. portfolio company has determined to be material to its business, at all times in accordance with the principles set forth in the Policy. However, the Asset Stewardship Team does not discuss, and will remain in listen-only mode during all discussions of, the following topics with U.S. portfolio companies or other investors soliciting State Street Investment Management's votes in connection with contested shareholder meetings, vote-no campaigns, or shareholder proposals:
•Contested director elections
•Adoption of a climate transition plan
•Adoption of specific targets for emissions reductions
•Scope 3 emissions, including without limitation adoption of a Scope 3 emissions policy, disclosure of Scope 3 emissions, and any reduction of Scope 3 emissions
•Changes to the U.S. portfolio company's capital allocation
When engaging with U.S. portfolio companies on issues or matters relating to gender, racial or ethnic diversity, the Asset Stewardship Team may discuss State Street Investment Management's belief that effective board oversight of a company's long-term business strategy necessitates a board composition with a range of knowledge, expertise, experience, and perspectives. However, State Street Investment Management does not apply, nor will it discuss, specific targets or thresholds of gender, racial or ethnic diversity in connection with U.S. portfolio companies.

About State Street Investment Management
At State Street Investment Management, we have been helping create better outcomes for institutions, financial intermediaries, and investors for nearly half a century. Starting with our early innovations in indexing and ETFs, our rigorous approach continues to be driven by market-tested expertise and a relentless commitment to those we serve. With over $5 trillion in assets managed*, clients in over 60 countries, and a global network of strategic partners, we use our scale to deliver a comprehensive and cost-effective suite of investment solutions that help investors get wherever they want to go.
*
This figure is presented as of December 31, 2025 and includes ETF AUM of $1,950.80 billion USO of which approximately $173.02 billion USO in gold assets with respect to SPDR products for which State Street Global Advisors Funds Distributors, LLC (SSGA FD) acts solely as the marketing agent. SSGA FD and State Street Investment Management are affiliated. Please note all AUM is unaudited.
statestreet.com/investment-management
© 2026 State Street Corporation. All Rights Reserved.
ID3984850 0326. Exp. Date: 31/03/2027

PART C
OTHER INFORMATION
Item 28.
Exhibits
(a)(i)(1)
First Amended and Restated Declaration of Trust of streetTracks(SM) Series Trust (now, SPDR® Series Trust) (the
“Trust” or the “Registrant”), dated June 9, 1998, as amended September 6, 2000 (the “Declaration of Trust”), is incorporated herein by reference to Exhibit (a)(ii) to Pre-Effective Amendment No. 3 to the Registrant’s Registration
Statement on Form N-1A, as filed with the U.S. Securities and Exchange Commission (the “SEC”) on September 25,
2000.

(a)(i)(2)
Amendment No. 1, dated August 1, 2007, to the Declaration of Trust is incorporated herein by reference to Exhibit
(a)(ii) to Post-Effective Amendment No. 23 to the Registrant’s Registration Statement on Form N-1A, as filed with the
SEC on August 10, 2007.

(a)(i)(3)
Amendment No. 2, dated February 20, 2025, to the Declaration of the Trust is incorporated herein by reference to
Exhibit (a)(iii) to Post-Effective Amendment No. 321 to the Registrant’s Registration Statement on Form N-1A, as
filed with the SEC on April 24, 2025.

(b)
Registrant’s Amended and Restated By-Laws, amended and restated as of February 20, 2025, are incorporated herein by reference to Exhibit (b) to Post-Effective Amendment No. 321 to the Registrant’s Registration Statement on Form
N-1A, as filed with the SEC on April 24, 2025.

(c)
Global Certificates of Beneficial Interest Evidencing Shares of Beneficial Interest, $.01 par value, are incorporated herein by reference to Exhibit (c) of Pre-Effective Amendment No. 3 to the Registrant’s Registration Statement on
Form N-1A, as filed with the SEC on September 25, 2000.

(d)(i)(1)
Amended and Restated Investment Advisory Agreement, dated September 1, 2003, between the Trust and SSGA
Funds Management, Inc. (“SSGA FM”) (the “Advisory Agreement”) is incorporated herein by reference to Exhibit
(d)(i)(1) to Post-Effective Amendment No. 4 to the Registrant’s Registration Statement on Form N-1A, as filed with the SEC on October 28, 2003.

(d)(i)(2)
Exhibit A (Schedule of Series), dated April 30, 2026, to the Advisory Agreement is incorporated herein by reference to
Exhibit (d)(i)(2) to Post-Effective Amendment No. 336 to the Registrant’s Registration Statement on Form N-1A, as
filed with the SEC on April 24, 2026.

(d)(i)(3)	Exhibit A (Schedule of Series) to the Advisory Agreement, reflecting the addition of the State Street SPDR Nasdaq 100 ETF, to be filed by amendment.
(d)(i)(4)	Exhibit A (Schedule of Series) to the Advisory Agreement, reflecting the addition of the State Street SPDR UC Investments 90/10 Endowment Strategy Index ETF, to be filed by amendment.
(d)(i)(5)	Exhibit A (Schedule of Series) to the Advisory Agreement, reflecting the addition of the State Street SPDR Nasdaq MyPaycheck ETF, to be filed by amendment.
(d)(ii)(1)
Fee Waiver Letter Agreement, dated October 31, 2025, between the Trust and SSGA FM, is incorporated herein by reference to Exhibit (d)(ii)(1) to Post-Effective Amendment No. 329 to the Registrant’s Registration Statement on
Form N-1A, as filed with the SEC on October 24, 2025.

(d)(ii)(2)
Fee Waiver Letter Agreement, dated October 31, 2025, between the Trust and SSGA FM, with respect to the State
Street SPDR MarketAxess Investment Grade 400 Corporate Bond ETF, is incorporated herein by reference to Exhibit
(d)(ii)(2) to Post-Effective Amendment No. 329 to the Registrant’s Registration Statement on Form N-1A, as filed with the SEC on October 24, 2025.

(d)(ii)(3)
Fee Waiver Letter Agreement, dated April 30, 2026, between the Trust and SSGA FM, with respect to the SPDR
Bloomberg Emerging Markets Local Bond ETF, SPDR Bloomberg International Corporate Bond ETF, SPDR
Bloomberg International Treasury Bond ETF, SPDR Bloomberg Short Term International Treasury Bond ETF, SPDR
FTSE International Government Inflation-Protected Bond ETF, and State Street SPDR S&P Leveraged Loan ETF is
incorporated herein by reference to Exhibit (d)(ii)(3) to Post-Effective Amendment No. 336 to the Registrant’s
Registration Statement on Form N-1A, as filed with the SEC on April 24, 2026.

(d)(iii)
Sub-Advisory Agreement, dated November 20, 2014, between SSGA FM and Nuveen Asset Management, LLC
(“Nuveen Asset Management”) is incorporated herein by reference to Exhibit (d)(vii) to Post-Effective Amendment
No. 200 to the Registrant’s Registration Statement on Form N-1A, as filed with the SEC on August 28, 2017.

(e)(i)(1)
Amended and Restated Distribution Agreement, dated May 1, 2017, between the Trust and State Street Global
Advisors Funds Distributors, LLC (“SSGA FD”) (the “Distribution Agreement”) is incorporated herein by reference to Exhibit (e)(i)(1) to Post-Effective Amendment No. 200 to the Registrant’s Registration Statement on Form N-1A, as
filed with the SEC on August 28, 2017.

(e)(i)(2)
Annex I (Schedule of Series), dated April 30, 2026, to the Distribution Agreement is incorporated herein by reference to Exhibit (e)(i)(2) to Post-Effective Amendment No. 336 to the Registrant’s Registration Statement on Form N-1A, as
filed with the SEC on April 24, 2026.

(e)(i)(3)	Annex I (Schedule of Series) to the Distribution Agreement, reflecting the addition of the State Street SPDR Nasdaq 100 ETF, to be filed by amendment.

(e)(i)(4)	Annex I (Schedule of Series) to the Distribution Agreement, reflecting the addition of the State Street SPDR UC Investments 90/10 Endowment Strategy Index ETF, to be filed by amendment.
(e)(i)(5)	Annex I (Schedule of Series) to the Distribution Agreement, reflecting the addition of the State Street SPDR Nasdaq MyPaycheck ETF, to be filed by amendment.
(f)	Not applicable.
(g)(i)(1)
Custodian Agreement, dated September 22, 2000, between the Trust and State Street Bank and Trust Company (the
“Custodian Agreement”) is incorporated herein by reference to Exhibit (g) of Pre-Effective Amendment No. 3 to the
Registrant’s Registration Statement on Form N-1A, as filed with the SEC on September 25, 2000.

(g)(i)(2)
Amendment, dated October 14, 2005, to the Custodian Agreement is incorporated herein by reference to Exhibit
(g)(iv) to Post-Effective Amendment No. 13 to the Registrant’s Registration Statement on Form N-1A, as filed with the SEC on October 28, 2005.

(g)(i)(3)
Second Amendment, dated September 30, 2020, to the Custodian Agreement is incorporated herein by reference to
Exhibit (g)(iii) to Post-Effective Amendment No. 246 to the Registrant’s Registration Statement on Form N-1A, as
filed with the SEC on October 28, 2020.

(g)(i)(4)
Schedule of Series, dated April 30, 2026, to the Custodian Agreement is incorporated herein by reference to Exhibit
(g)(i)(4) to Post-Effective Amendment No. 336 to the Registrant’s Registration Statement on Form N-1A, as filed with the SEC on April 24, 2026.

(g)(i)(5)	Schedule of Series to the Custodian Agreement, reflecting the addition of the State Street SPDR Nasdaq 100 ETF, to be filed by amendment.
(g)(i)(6)	Schedule of Series to the Custodian Agreement, reflecting the addition of the State Street SPDR UC Investments 90/ 10 Endowment Strategy Index ETF, to be filed by amendment.
(g)(i)(7)	Schedule of Series to the Custodian Agreement, reflecting the addition of the State Street SPDR Nasdaq MyPaycheck ETF, to be filed by amendment.
(h)(i)(1)
Administration Agreement, dated June 1, 2015, between the Trust and SSGA FM (the “Administration Agreement”) is
incorporated herein by reference to Exhibit (h)(i)(1) to Post-Effective Amendment No. 146 to the Registrant’s
Registration Statement on Form N-1A, as filed with the SEC on October 28, 2015.

(h)(i)(2)
Schedule A (Schedule of Series), dated April 30, 2026, to the Administration Agreement is incorporated herein by reference to Exhibit (h)(i)(2) to Post-Effective Amendment No. 336 to the Registrant’s Registration Statement on Form
N-1A, as filed with the SEC on April 24, 2026.

(h)(i)(3)	Schedule A (Schedule of Series) to the Administration Agreement, reflecting the addition of the State Street SPDR Nasdaq 100 ETF, to be filed by amendment.
(h)(i)(4)	Schedule A (Schedule of Series) to the Administration Agreement, reflecting the addition of the State Street SPDR UC Investments 90/10 Endowment Strategy Index ETF, to be filed by amendment.
(h)(i)(5)	Schedule A (Schedule of Series) to the Administration Agreement, reflecting the addition of the State Street SPDR Nasdaq MyPaycheck ETF, to be filed by amendment.
(h)(ii)(1)
Master Sub-Administration Agreement, dated June 1, 2015, between SSGA FM and State Street Bank and Trust
Company (the “Sub-Administration Agreement”) is incorporated herein by reference to Exhibit (h)(ii)(1) to Post-
Effective Amendment No. 146 to the Registrant’s Registration Statement on Form N-1A, as filed with the SEC on
October 28, 2015.

(h)(ii)(2)
Amendment, dated June 29, 2018, to the Sub-Administration Agreement is incorporated herein by reference to Exhibit
(h)(ii)(2) to Post-Effective Amendment No. 211 to the Registrant’s Registration Statement on Form N-1A, as filed with the SEC on October 29, 2018.

(h)(ii)(3)
Amendment, dated August 14, 2019, to the Sub-Administration Agreement is incorporated herein by reference to
Exhibit (h)(ii)(3) to Post-Effective Amendment No. 306 to the Registrant’s Registration Statement on Form N-1A, as
filed with the SEC on April 26, 2023.

(h)(ii)(4)
Schedule A (Schedule of Series), dated April 30, 2026, to the Sub-Administration Agreement is incorporated herein by reference to Exhibit (h)(ii)(4) to Post-Effective Amendment No. 336 to the Registrant’s Registration Statement on
Form N-1A, as filed with the SEC on April 24, 2026.

(h)(ii)(5)	Schedule A (Schedule of Series) to the Sub-Administration Agreement, reflecting the addition of the State Street SPDR Nasdaq 100 ETF, to be filed by amendment.
(h)(ii)(6)	Schedule A (Schedule of Series) to the Sub-Administration Agreement, reflecting the addition of the State Street SPDR UC Investments 90/10 Endowment Strategy Index ETF, to be filed by amendment.
(h)(ii)(7)	Schedule A (Schedule of Series) to the Sub-Administration Agreement, reflecting the addition of the State Street SPDR Nasdaq MyPaycheck ETF, to be filed by amendment.
(h)(iii)(1)
Transfer Agency and Service Agreement, dated September 22, 2000, between the Trust and State Street Bank and
Trust Company (the “Transfer Agency and Service Agreement”) is incorporated herein by reference to Exhibit (h)(ii)
of Pre-Effective Amendment No. 3 to the Registrant’s Registration Statement on Form N-1A, as filed with the SEC on
September 25, 2000.

(h)(iii)(2)
Amendment, dated April 5, 2004, to the Transfer Agency and Service Agreement is incorporated herein by reference to Exhibit (h)(iii) to Post-Effective Amendment No. 13 to the Registrant’s Registration Statement on Form N-1A, as
filed with the SEC on October 28, 2005.

(h)(iii)(3)
Amendment, dated October 31, 2006, to the Transfer Agency and Service Agreement is incorporated herein by reference to Exhibit (h)(iii)(3) to Post-Effective Amendment No. 223 to the Registrant’s Registration Statement on
Form N-1A, as filed with the SEC on March 18, 2020.

(h)(iii)(4)
Amendment, dated May 23, 2012, to the Transfer Agency and Service Agreement is incorporated herein by reference to Exhibit (h)(iii)(4) to Post-Effective Amendment No. 223 to the Registrant’s Registration Statement on Form N-1A,
as filed with the SEC on March 18, 2020.

(h)(iii)(5)
Amendment, dated December 17, 2018, to the Transfer Agency and Service Agreement is incorporated herein by reference to Exhibit (h)(iii)(5) to Post-Effective Amendment No. 223 to the Registrant’s Registration Statement on
Form N-1A, as filed with the SEC on March 18, 2020.

(h)(iii)(6)
Annex A (Schedule of Series), dated April 30, 2026, to the Transfer Agency and Service Agreement is incorporated herein by reference to Exhibit (h)(iii)(6) to Post-Effective Amendment No. 336 to the Registrant’s Registration
Statement on Form N-1A, as filed with the SEC on April 24, 2026.

(h)(iii)(7)	Annex A (Schedule of Series) to the Transfer Agency and Service Agreement, reflecting the addition of the State Street SPDR Nasdaq 100 ETF, to be filed by amendment.
(h)(iii)(8)	Annex A (Schedule of Series) to the Transfer Agency and Service Agreement, reflecting the addition of the State Street SPDR UC Investments 90/10 Endowment Strategy Index ETF, to be filed by amendment.
(h)(iii)(9)	Annex A (Schedule of Series) to the Transfer Agency and Service Agreement, reflecting the addition of the State Street SPDR Nasdaq MyPaycheck ETF, to be filed by amendment.
(h)(iv)
Form of Participant Agreement is incorporated herein by reference to Exhibit (h)(iv) to Post-Effective Amendment No.
43 to the Registrant’s Registration Statement on Form N-1A, as filed with the SEC on August 26, 2009.

(h)(v)
Form of Investor Services Agreement is incorporated herein by reference to Exhibit (h)(iv) of Pre-Effective
Amendment No. 3 to the Registrant’s Registration Statement on Form N-1A, as filed with the SEC on September 25,
2000.

(h)(vi)(1)
Master Amended and Restated Securities Lending Authorization Agreement, dated January 6, 2017, between the Trust and State Street Bank and Trust Company (the “Securities Lending Authorization Agreement”) is incorporated herein by reference to Exhibit (h)(viii)(1) to Post-Effective Amendment No. 209 to the Registrant’s Registration Statement on
Form N-1A, as filed with the SEC on August 29, 2018.

(h)(vi)(2)
Redemption and Purchase Request and First Amendment, dated April 12, 2019, to the Securities Lending
Authorization Agreement is incorporated herein by reference to Exhibit (h)(viii)(2) to Post-Effective Amendment No.
214 to the Registrant’s Registration Statement on Form N-1A, as filed with the SEC on August 29, 2019.

(h)(vi)(3)
Second Amendment, dated September 6, 2019, to the Securities Lending Authorization Agreement is incorporated herein by reference to Exhibit (h)(vi)(3) to Post-Effective Amendment No. 225 to the Registrant’s Registration
Statement on Form N-1A, as filed with the SEC on April 24, 2020.

(h)(vi)(4)
Third Amendment, dated October 31, 2019, to the Securities Lending Authorization Agreement is incorporated herein by reference to Exhibit (h)(vi)(4) to Post-Effective Amendment No. 306 to the Registrant’s Registration Statement on
Form N-1A, as filed with the SEC on April 26, 2023.

(h)(vi)(5)
Fourth Amendment, dated November 15, 2021, to the Securities Lending Authorization Agreement is incorporated herein by reference to Exhibit (h)(vi)(5) to Post-Effective Amendment No. 306 to the Registrant’s Registration
Statement on Form N-1A, as filed with the SEC on April 26, 2023.

(h)(vi)(6)
Fifth Amendment, dated February 24, 2022, to the Securities Lending Authorization Agreement is incorporated herein by reference to Exhibit (h)(vi)(6) to Post-Effective Amendment No. 306 to the Registrant’s Registration Statement on
Form N-1A, as filed with the SEC on April 26, 2023.

(h)(vi)(7)
Sixth Amendment, dated September 6, 2023, to the Securities Lending Authorization Agreement is incorporated herein by reference to Exhibit (h)(vi)(7) to Post-Effective Amendment No. 311 to the Registrant’s Registration
Statement on Form N-1A, as filed with the SEC on October 26, 2023.

(h)(vi)(8)
Seventh Amendment, dated March 28, 2024, to the Securities Lending Authorization Agreement is incorporated herein by reference to Exhibit (h)(vi)(8) to Post-Effective Amendment No. 315 to the Registrant’s Registration
Statement on Form N-1A, as filed with the SEC on May 20, 2024.

(h)(vi)(9)
Eighth Amendment, dated July 3, 2024, to the Securities Lending Authorization Agreement is incorporated herein by reference to Exhibit (h)(vi)(9) to Post-Effective Amendment No. 319 to the Registrant’s Registration Statement on
Form N-1A, as filed with the SEC on October 24, 2024.

(h)(vi)(10)
Ninth Amendment, dated January 3, 2025, to the Securities Lending Authorization Agreement is incorporated herein by reference to Exhibit (h)(vi)(10) to Post-Effective Amendment No. 320 to the Registrant’s Registration Statement on
Form N-1A, as filed with the SEC on February 26, 2025.

(h)(vii)
Form of Fund of Funds Investment Agreement is incorporated herein by reference to Exhibit (h)(vii) to Post-Effective
Amendment No. 282 to the Registrant’s Registration Statement on Form N-1A, as filed with the SEC on February 4,
2022.

(i)(i)
Opinion and consent of counsel, Morgan, Lewis & Bockius LLP, is incorporated herein by reference to Exhibit (i) to
Post-Effective Amendment No. 146 to the Registrant’s Registration Statement on Form N-1A, as filed with the SEC on
October 28, 2015.

(i)(ii)
Opinion and consent of counsel, Morgan, Lewis & Bockius LLP, is incorporated herein by reference to Exhibit (i) to
Post-Effective Amendment No. 152 to the Registrant’s Registration Statement on Form N-1A, as filed with the SEC on
November 23, 2015.

(i)(iii)
Opinion and consent of counsel, Morgan, Lewis & Bockius LLP, is incorporated herein by reference to Exhibit (i) to
Post-Effective Amendment No. 153 to the Registrant’s Registration Statement on Form N-1A, as filed with the SEC on
November 25, 2015.

(i)(iv)
Opinion and consent of counsel, Morgan, Lewis & Bockius LLP, is incorporated herein by reference to Exhibit (i) to
Post-Effective Amendment No. 164 to the Registrant’s Registration Statement on Form N-1A, as filed with the SEC on
January 12, 2016.

(i)(v)
Opinion and consent of counsel, Morgan, Lewis & Bockius LLP, is incorporated herein by reference to Exhibit (i) to
Post-Effective Amendment No. 172 to the Registrant’s Registration Statement on Form N-1A, as filed with the SEC on
March 4, 2016.

(i)(vi)
Opinion and consent of counsel, Morgan, Lewis & Bockius LLP, is incorporated herein by reference to Exhibit (i) to
Post-Effective Amendment No. 183 to the Registrant’s Registration Statement on Form N-1A, as filed with the SEC on
June 1, 2016.

(i)(vii)
Opinion and consent of counsel, Morgan, Lewis & Bockius LLP, is incorporated herein by reference to Exhibit (i) to
Post-Effective Amendment No. 187 to the Registrant’s Registration Statement on Form N-1A, as filed with the SEC on
June 24, 2016.

(i)(viii)
Opinion and consent of counsel, Morgan, Lewis & Bockius LLP, is incorporated herein by reference to Exhibit (i) to
Post-Effective Amendment No. 206 to the Registrant’s Registration Statement on Form N-1A, as filed with the SEC on
December 21, 2017.

(i)(ix)
Opinion and consent of counsel, Morgan, Lewis & Bockius LLP, is incorporated herein by reference to Exhibit (i)(ix)
to Post-Effective Amendment No. 210 to the Registrant’s Registration Statement on Form N-1A, as filed with the SEC on October 19, 2018.

(i)(x)
Opinion and consent of counsel, Morgan, Lewis & Bockius LLP, is incorporated herein by reference to Exhibit (i)(xii)
to Post-Effective Amendment No. 236 to the Registrant’s Registration Statement on Form N-1A, as filed with the SEC on July 24, 2020.

(i)(xi)
Opinion and consent of counsel, Morgan, Lewis & Bockius LLP, is incorporated herein by reference to Exhibit (i)(xi)
to Post-Effective Amendment No. 243 to the Registrant’s Registration Statement on Form N-1A, as filed with the SEC on September 22, 2020.

(i)(xii)
Opinion and consent of counsel, Morgan, Lewis & Bockius LLP, is incorporated herein by reference to Exhibit (i)(xii)
to Post-Effective Amendment No. 248 to the Registrant’s Registration Statement on Form N-1A, as filed with the SEC on November 6, 2020.

(i)(xiii)
Opinion and consent of counsel, Morgan, Lewis & Bockius LLP, is incorporated herein by reference to Exhibit (i)(xiii)
to Post-Effective Amendment No. 261 to the Registrant’s Registration Statement on Form N-1A, as filed with the SEC on April 5, 2021.

(i)(xiv)
Opinion and consent of counsel, Morgan, Lewis & Bockius LLP, is incorporated herein by reference to Exhibit (i)(xiv)
to Post-Effective Amendment No. 280 to the Registrant’s Registration Statement on Form N-1A, as filed with the SEC on January 10, 2022.

(i)(xv)
Opinion and consent of counsel, Morgan, Lewis & Bockius LLP, is incorporated herein by reference to Exhibit (i)(xv)
to Post-Effective Amendment No. 288 to the Registrant’s Registration Statement on Form N-1A, as filed with the SEC on April 20, 2022.

(i)(xvi)
Opinion and consent of counsel, Morgan, Lewis & Bockius LLP, is incorporated herein by reference to Exhibit (i)(xvi)
to Post-Effective Amendment No. 292 to the Registrant’s Registration Statement on Form N-1A, as filed with the SEC on May 11, 2022.

(i)(xvii)
Opinion and consent of counsel, Morgan, Lewis & Bockius LLP is incorporated herein by reference to Exhibit
(i)(xvii) to Post-Effective Amendment No. 310 to the Registrant’s Registration Statement on Form N-1A, as filed with the SEC on September 11, 2023.

(i)(xviii)
Opinion and consent of counsel, Morgan, Lewis & Bockius LLP is incorporated herein by reference to Exhibit
(i)(xviii) to Post-Effective Amendment No. 315 to the Registrant’s Registration Statement on Form N-1A, as filed with the SEC on May 20, 2024.

(i)(xix)
Opinion and consent of counsel, Morgan, Lewis & Bockius LLP is incorporated herein by reference to Exhibit (i)(xiv)
to Post-Effective Amendment No. 318 to the Registrant’s Registration Statement on Form N-1A, as filed with the SEC on September 4, 2024.

(i)(xx)
Opinion and consent of counsel, Morgan, Lewis & Bockius LLP is incorporated herein by reference to Exhibit (i)(xx)
to Post-Effective Amendment No. 327 to the Registrant’s Registration Statement on Form N-1A, as filed with the SEC on September 30, 2025.

(i)(xxi)
Opinion and consent of counsel, Morgan, Lewis & Bockius LLP is incorporated herein by reference to Exhibit (i)(xxi)
to Post-Effective Amendment No. 332 to the Registrant’s Registration Statement on Form N-1A, as filed with the SEC on November 10, 2025.

(i)(xxii)	Opinion and consent of counsel, Morgan, Lewis & Bockius LLP, with respect to the State Street SPDR Nasdaq 100 ETF, to be filed by amendment.
(i)(xxiii)	Opinion and consent of counsel, Morgan, Lewis & Bockius LLP, with respect to the State Street S&P 500 Index Fund - Institutional Shares, to be filed by amendment.
(i)(xxiv)	Opinion and consent of counsel, Morgan, Lewis & Bockius LLP, with respect to the State Street SPDR UC Investments 90/10 Endowment Strategy Index ETF, to be filed by amendment.
(i)(xxv)	Opinion and consent of counsel, Morgan, Lewis & Bockius LLP, with respect to the State Street SPDR Nasdaq MyPaycheck ETF, to be filed by amendment.
(j)	Not applicable.
(k)	Not applicable.
(l)
Subscription Agreement, dated September 22, 2000, between the Trust and State Street Capital Markets, LLC is incorporated herein by reference to Exhibit (l) of Pre-Effective Amendment No. 3 to the Registrant’s Registration
Statement on Form N-1A, as filed with the SEC on September 25, 2000.

(m)	Not applicable.
(n)	Multiple Class Expense Allocation Plan Pursuant to Rule 18f-3, with respect to the State Street SPDR Portfolio S&P 500 ETF, to be filed by amendment.
(p)(i)
Registrant’s Revised Code of Ethics, as adopted November 15, 2004 and last revised September 23, 2020, is incorporated herein by reference to Exhibit (p)(i) to Post-Effective Amendment No. 321 to the Registrant’s
Registration Statement on Form N-1A, as filed with the SEC on April 24, 2025.

(p)(ii)
Code of Ethics of SSGA FM, effective March 31, 2026, is incorporated herein by reference to Exhibit (p)(ii) to Post-
Effective Amendment No. 336 to the Registrant’s Registration Statement on Form N-1A, as filed with the SEC on
April 24, 2026.

(p)(iii)
Code of Ethics of Nuveen Asset Management, dated July 30, 2025, is incorporated herein by reference to Exhibit
(p)(iii) to Post-Effective Amendment No. 329 to the Registrant’s Registration Statement on Form N-1A, as filed with the SEC on October 24, 2025.

(p)(iv)
Code of Ethics for the Independent Trustees is incorporated herein by reference to Exhibit (p)(iv) to Post-Effective
Amendment No. 288 to the Registrant’s Registration Statement on Form N-1A, as filed with the SEC on April 20,
2022.

(q)(i)
Power of Attorney for Mses. Clancy, Richer, Rowsell, Sponem and Carpenter and Messrs. Churchill, Ross,
Verboncoeur and Rosenberg, dated May 18, 2023, is incorporated herein by reference to Exhibit (q) to Post-Effective
Amendment No. 307 to the Registrant’s Registration Statement on Form N-1A, as filed with the SEC on June 8, 2023.

(q)(ii)
Power of Attorney, dated November 8, 2024, for Ms. LaPorta is incorporated herein by reference to Exhibit (q)(ii) to
Post-Effective Amendment No. 320 to the Registrant’s Registration Statement on Form N-1A, as filed with the SEC on
February 26, 2025.

Item 29.
Persons Controlled By or Under Common Control With Registrant
The Board of Trustees of the Trust is the same as the Boards of Trustees of SPDR Index Shares Funds and SSGA Active Trust. In addition, the officers of the Trust are substantially identical to the officers of SPDR Index Shares Funds and SSGA Active Trust. Additionally, the Trust’s investment adviser, SSGA FM, also serves as investment adviser to each series of SPDR Index Shares Funds and SSGA Active Trust. Nonetheless, the Trust takes the position that it is not under common control with other trusts because the power residing in the respective boards and officers arises as the result of an official position with the respective trusts.
Additionally, see the “Control Persons and Principal Holders of Securities” section of the Statement of Additional Information for a list of shareholders who own more than 5% of a specific fund’s outstanding shares and such information is incorporated by reference to this Item.
Item 30.
Indemnification
Pursuant to Section 5.3 of the Registrant’s Amended and Restated Declaration of Trust and under Section 4.9 of the Registrant’s By-Laws, the Trust will indemnify any person who is, or has been, a Trustee, officer, employee or agent of the Trust against all expenses reasonably incurred or paid by him/her in connection with any claim, action, suit or proceeding in which he/she becomes involved as a party or otherwise by virtue of his/her being or having been a Trustee, officer, employee or agent and against amounts paid or incurred by him/her in the settlement thereof, if he/she acted in good faith and in a manner he/she reasonably believed to be in or not opposed to the best interests of the Trust, and, with respect to any criminal action or proceeding, had no reasonable cause to believe his/her conduct was unlawful. In addition, indemnification is permitted only if it is determined that the actions in question did not render him/her liable by reason of willful misfeasance, bad faith or gross negligence in the performance of his/her duties or by reason of reckless disregard of his/her obligations and duties to the Registrant. The Registrant may also advance money for litigation expenses provided that Trustees, officers, employees and/or agents give their undertakings to repay the Registrant unless their conduct is later determined to permit indemnification.
Pursuant to Section 5.2 of the Registrant’s Amended and Restated Declaration of Trust, no Trustee, officer, employee or agent of the Registrant shall be liable for any action or failure to act, except in the case of willful misfeasance, bad faith or gross negligence or reckless disregard of duties to the Registrant. Pursuant to paragraph 9 of the Registrant’s Investment Advisory Agreement, the Adviser shall not be liable for any action or failure to act, except in the case of willful misfeasance, bad faith or gross negligence or reckless disregard of duties to the Registrant.
Insofar as indemnification for liability arising under the Securities Act of 1933 (the “Act”) may be permitted to directors, officers and controlling persons of the Registrant pursuant to the provisions of Rule 484 under the Act, or otherwise, the Registrant has been advised that in the opinion of the SEC such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a director, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.
The Registrant hereby undertakes that it will apply the indemnification provision of its By-Laws in a manner consistent with Release 11330 of the SEC under the Investment Company Act of 1940, as amended (the “1940 Act”), so long as the interpretation of Sections 17(h) and 17(i) thereunder remains in effect.
The Registrant maintains insurance on behalf of any person who is or was a Trustee, officer, employee or agent of the Registrant, or who is or was serving at the request of the Registrant as a trustee, director, officer, employee or agent of another trust or corporation, against any liability asserted against him/her and incurred by him/her or arising out of his/her position. However, in no event will the Registrant maintain insurance to indemnify any such person for any act for which the Registrant itself is not permitted to indemnify him/her.
Item 31.
Business and Other Connections of Investment Adviser
Any other business, profession, vocation or employment of a substantial nature in which each director or principal officer of each investment adviser is or has been, at any time during the last two fiscal years (June 30, 2024 and June 30, 2025), engaged for his or her own account or in the capacity of director, officer, employee, partner or trustee are as follows:
SSGA FUNDS MANAGEMENT, INC.:
SSGA FM serves as the investment adviser for each series of the Trust. SSGA FM is a wholly-owned subsidiary of State Street Global Advisors, Inc., which itself is a wholly-owned subsidiary of State Street Corporation. SSGA FM and other advisory affiliates of State Street Corporation make up State Street Investment Management, the investment management arm of State Street Corporation. The principal address of SSGA FM is One Congress Street, Boston, Massachusetts 02114. SSGA FM is an investment adviser registered under the Investment Advisers Act of 1940, as amended.
Below is a list of the directors and principal executive officers of SSGA FM and their principal occupation(s). Unless otherwise noted, the address of each person listed is One Congress Street, Boston, Massachusetts 02114.
Name	Principal Occupation
Jeanne LaPorta	Chairperson, Director, and President; Senior Vice President of State Street Global Advisors Trust Company
Mark Alberici	Director; Senior Vice President of State Street Global Advisors Trust Company
Apea Amoa	Director; Chief Financial Officer of State Street Global Advisors Trust Company
Allison Bonds	Director; Senior Vice President of State Street Global Advisors Trust Company
Tim Corbett	Director and Chief Risk Officer; Senior Vice President of State Street Global Advisors Trust Company
James Ferrarelli	Director; Executive Vice President of State Street Global Advisors Trust Company
John Tucker	Director; Executive Vice President of State Street Global Advisors Trust Company
Ann Carpenter	Chief Operating Officer; Managing Director of State Street Global Advisors Trust Company
Brian Harris	Chief Compliance Officer; Managing Director of State Street Global Advisors Trust Company
Steven Hamm	Treasurer; Vice President of State Street Global Advisors Trust Company
Sean O’Malley, Esq.	Chief Legal Officer; Senior Vice President of State Street Global Advisors Trust Company
Christyann Weltens	Derivatives Risk Manager; Vice President of State Street Global Advisors Trust Company

Name	Principal Occupation
David Ireland	CTA Chief Marketing Officer; Senior Vice President of State Street Global Advisors Trust Company
Jessica Cross	Clerk; Vice President of State Street Global Advisors Trust Company
NUVEEN ASSET MANAGEMENT, LLC:
Nuveen Asset Management serves as the investment sub-adviser to the Registrant’s SPDR Nuveen ICE Municipal Bond ETF, SPDR Nuveen ICE Short Term Municipal Bond ETF and SPDR Nuveen ICE High Yield Municipal Bond ETF. The principal business address of Nuveen Asset Management is 333 West Wacker Drive, Chicago, Illinois 60606. Nuveen Asset Management is an investment adviser registered under the Investment Advisers Act of 1940.
Below is a list of the directors and principal executive officers of Nuveen Asset Management and their principal occupation(s). Unless otherwise noted, the address of each person listed is 333 West Wacker Drive, Chicago, Illinois 60606.
Name	Position with and Name of Other Company
William T. Huffman	President
Stuart J. Cohen	Managing Director and Head of Legal
Travis M. Pauley	Chief Compliance Officer
Jon Stevens	Senior Managing Director
Kehinde Akibayo	Controller
Saira Malik	Executive Vice President
Item 32.
Principal Underwriters
(a)
SSGA FD, One Congress Street, Boston, Massachusetts 02114, serves as the Trust’s principal underwriter and also serves as the principal underwriter for the following investment companies: SPDR Index Shares Funds, SSGA Active Trust, Select Sector SPDR Trust, State Street Institutional Investment Trust, SSGA Funds, State Street Institutional Funds, State Street Variable Insurance Series Funds, Inc., Elfun Diversified Fund, Elfun Tax-Exempt Income Fund, Elfun Income Fund, Elfun International Equity Fund, Elfun Government Money Market Fund and Elfun Trusts.
(b)
To the best of the Trust’s knowledge, the managers and executive officers of SSGA FD are as follows:
Name and Principal Business Address*	Positions and Offices with Underwriter	Positions and Offices with the Trust
Jeanne LaPorta	Chairperson and Manager; Senior Vice President of State Street Global Advisors Trust Company	Interested Trustee
Mark Alberici	Manager; Senior Vice President of State Street Global Advisors Trust Company	None
Apea Amoa	Manager; Senior Vice President of State Street Global Advisors Trust Company	None
Allison Bonds	Manager and President; Senior Vice President of State Street Global Advisors Trust Company	None
Tim Corbett	Manager; Senior Vice President of State Street Global Advisors Trust Company	None
James Ferrarelli	Manager; Executive Vice President of State Street Global Advisors Trust Company	None
John Tucker	Manager; Executive Vice President of State Street Global Advisors Trust Company	None
Mark Trabucco	Chief Compliance Officer and Anti-Money Laundering Officer; Managing Director of State Street Global Advisors Trust Company	None
Editha V. Tenorio	Chief Financial Officer; Vice President of State Street Global Advisors Trust Company	None
Sean O’Malley, Esq.	Chief Legal Officer; Senior Vice President of State Street Global Advisors Trust Company	None
Jessica Cross	Secretary; Vice President of State Street Global Advisors Trust Company	None
*
The principal business address for each of the above managers and executive officers is One Congress Street, Boston, Massachusetts 02114.

(c)
Not applicable.
Item 33.
Location of Accounts and Records
All accounts, books and other documents required to be maintained by Section 31(a) of the 1940 Act and the Rules thereunder are maintained at the offices of SSGA FM and/or State Street Bank and Trust Company, with offices located at One Congress Street, Boston, Massachusetts 02114.
Item 34.
Management Services
Not applicable.
Item 35.
Undertakings
Not applicable.

SIGNATURES
Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, SPDR® Series Trust has duly caused this registration statement to be signed on its behalf by the undersigned, duly authorized, in the City of Boston and the Commonwealth of Massachusetts on the 10th day of June, 2026.
SPDR SERIES TRUST

By:	/s/ Ann M. Carpenter
Ann M. Carpenter
President
Pursuant to the requirements of the Securities Act of 1933, as amended, this registration statement has been signed below by the following persons in the capacities and on the date indicated:
Signature	Title	Date
/s/ Carolyn M. Clancy*	Trustee	June 10, 2026
Carolyn M. Clancy
/s/ Dwight D. Churchill*	Trustee	June 10, 2026
Dwight D. Churchill
/s/ Clare S. Richer*	Trustee	June 10, 2026
Clare S. Richer
/s/ Kristi L. Rowsell*	Trustee	June 10, 2026
Kristi L. Rowsell
/s/ Sandra G. Sponem*	Trustee	June 10, 2026
Sandra G. Sponem
/s/ Carl G. Verboncoeur*	Trustee	June 10, 2026
Carl G. Verboncoeur
/s/ Jeanne LaPorta*	Trustee	June 10, 2026
Jeanne LaPorta
/s/ James E. Ross*	Trustee	June 10, 2026
James E. Ross
/s/ Ann M. Carpenter	President and Principal Executive Officer	June 10, 2026
Ann M. Carpenter
/s/ Bruce S. Rosenberg	Treasurer and Principal Financial Officer (Principal Accounting Officer)	June 10, 2026
Bruce S. Rosenberg

*By:	/s/ Edmund Gerard Maiorana, Jr.
Edmund Gerard Maiorana, Jr. As Attorney-in-Fact Pursuant to Power of Attorney